UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John L. Sullivan, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.	Report to Stockholders

Dear shareholder:

The financial markets turned in a strong performance during the six-month period ended April 30, 2012, as the economy and job market both continued to show improvement. Stocks outperformed bonds, and U.S. stocks outperformed international stocks.

Economic Review

After growing at a tepid pace during the first three quarters of 2011, the economy accelerated during the six-month reporting period. The Commerce Department announced that gross domestic product (GDP) expanded at a 3% annual rate in the fourth quarter of 2011, and a 1.9% annual rate in the first quarter of 2012. The improvements were attributable in large part to increased consumer spending, offset by reduced government expenditures at the federal, state and local levels. Note that for purposes of calculating GDP, federal spending numbers do not include transfer payments such as unemployment insurance or Social Security benefits.

While first-quarter GDP came in below expectations, it nonetheless marked the 11th consecutive quarter in which the U.S. economy expanded. This was not an insignificant accomplishment given the headwinds: weakness in the housing market, lingering concerns about the fast-growing federal debt, relatively high gasoline prices, and the seemingly intractable debt crisis in Europe, which is where larger U.S. companies generate significant sales and profits.

The U.S. economy’s tenuous growth streak has translated into more jobs for a nation that sorely needs them. Nonfarm payrolls increased by nearly 1.2 million during the six-month reporting period, putting the total number of jobs created since June 2009—the recession’s official end date—above 2 million. Nonetheless, the U.S. still has approximately 5 million fewer jobs than it did before the recession began in December 2007. Although the payroll report has a significant margin for error, it also was disappointing to see job growth moderate in the latter months of the reporting period. After adding 275,000 positions in February and 259,000 in March, the economy created only 154,000 jobs in April. It would go on to add fewer still—115,000—in May.

Like the jobs numbers, unemployment results were mixed. The unemployment rate fell to 8.1% in April, but largely because many people simply stopped looking for work. Even at 8.1%, meanwhile, unemployment remains about three percentage points above what the Federal Reserve considers normal. Still, the trend is positive. The unemployment rate stood at 9.0% in April 2011 and at 10.2% at its October 2009 peak.

The 12.5 million Americans looking for work surely take little solace in those numbers. In fact, the job market remains sufficiently challenging that vast swaths of the public believe we are still in a recession. Officials at the Federal Reserve know we are not, of course, but it is clear that they continue to view the economic recovery as fragile. During the reporting period, the Fed reiterated that it plans to keep short-term interest rates at extraordinarily low levels until late 2014. By doing so, it hopes to keep the economy growing and hence create more jobs—one of its two overarching mandates.

The other mandate is to keep inflation in check, a task that typically leads the Fed to raise, rather than moderate, interest rates. Inflation was only a modest concern during the reporting period, however, as the core Personal Consumption Expenditures (PCE) price index, the inflation metric most closely monitored by the Fed, stayed just below the Fed’s target level of about 2%.

Market Review

Improving economic data—and a brief bit of progress on addressing Europe’s debt woes—led to good results for the major stock and bond market indexes during the reporting period. Large-capitalization stocks led the advance in the U.S., with the Standard & Poor’s 500 stock index posting a total return of 12.77%. Small-capitalization stocks performed nearly as well, with the Russell 2000® Index generating a total return of 11.02%.

Overseas equity markets were less frothy, with the Morgan Stanley Capital International World Index, excluding the U.S., posting a total return of just 2.97%. International stock markets were weighed down by worries over the European debt crisis and slowing economic growth in China, where GDP expanded at an 8.1% annual rate in the first quarter of 2012, down from 8.9% in the prior quarter.

Fixed-income markets were broadly but less dramatically higher, with the broadly diversified Barclays U.S. Aggregate Bond Index generating a total return of 2.44%.

In a reversal of the prior six-month period, U.S. Treasury securities did not lead the bond market’s advance. With corporations continuing to report earnings gains, investors felt confident enough to venture into the corporate bond market in search of higher yields. Noninvestment-grade corporate bonds performed especially well, with the Barclays U.S. Corporate High Yield Bond Index posting a total return of 6.91%. Municipal bonds also did well as default rates in the municipal bond market, despite the tenuous finances of many state and local governments, remained modest. The Barclays Municipal Bond Index generated a total return of 5.5%. By comparison, the Barclays U.S. Treasury Index earned just 1.86%.

Our Outlook

The U.S. economic recovery remains more sluggish than we would prefer, and while there are many signs that it is moving in the right direction, there is ample reason for caution, too. The Conference Board’s Index of Leading Economic Indicators increased by 0.3% in March, for example, marking its sixth consecutive monthly gain. But then, it declined 0.1% in April amid falling housing permits, rising initial claims for unemployment insurance, and muted consumer expectations. Our own forecasting model suggests that GDP could grow by more than 4% for the year ending in September. We suspect that forecast may prove overly optimistic, but the target is not unreasonable; a growth rate of 4% is what we would expect to see in a normal economic recovery.

There remain, of course, significant risks to the economy and the financial markets, highlighted, long-term, by the growing federal debt. More immediately, we face the prospect of pitched political battles later this year over the need to raise the federal debt ceiling again, and whether to allow the Bush tax cuts, already extended once by the Obama administration, to expire as scheduled on December 31, 2012. Higher income tax rates would likely weigh on consumer spending. Overseas, the European debt crisis is likely to remain a drag on the global economy.

Assuming policymakers find a way to negotiate these challenges, the outlook for the U.S. financial markets remains largely positive. We find large-capitalization domestic stocks on the whole more attractively valued than their smaller counterparts, and domestic stocks more attractive than stocks in developed markets overseas.

We believe that bonds deserve a place in any well-diversified portfolio, but we would caution investors against tilting portfolios too heavily in that direction. Bond prices move inversely to interest rates, and with interest rates already at extraordinarily low levels there remains, in our opinion, little room for additional price appreciation. When the Fed finally does raise short-term rates—perhaps due to rising inflation—bond prices will likely be at risk.

That could happen sooner than investors anticipate. While core inflation remains below the Fed’s target of about 2%, it has been trending higher for more than a year. In October 2010, the core PCE index stood at 0.97%. By October 2011 it had reached 1.7%, and by February 2012 it was at 1.9%. If it breaches the 2% level, the Fed will undoubtedly feel pressure to take action, especially if unemployment rates are still falling.

Despite our generally optimistic outlook, we recommend that investors be prepared for continued financial market volatility in the months ahead. Your Thrivent Financial representative can help ensure that your portfolio remains aligned with your long-term investment goals and tolerance for risk.

As always, we thank you for the trust you have placed in Thrivent Financial’s team of investment professionals.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

Thrivent Aggressive Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	15.0%
Thrivent Partner Small Cap Growth Fund	8.0%
Thrivent Large Cap Growth Fund	6.7%
Thrivent Mid Cap Growth Fund	6.1%
Thrivent Large Cap Value Fund	5.6%
Thrivent Mid Cap Stock Fund	5.2%
Thrivent Partner Mid Cap Value Fund	3.5%
Thrivent Large Cap Stock Fund	3.3%
Thrivent Small Cap Stock Fund	2.8%
Thrivent Natural Resources Fund	2.5%

These securities represent 58.7% of the total net assets of the Fund.

Thrivent Moderately Aggressive Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

Top 10 Holdings
(% of Net Assets)
Thrivent Partner Worldwide Allocation Fund	12.5%
Thrivent Large Cap Value Fund	7.9%
Thrivent Income Fund	6.4%
Thrivent Large Cap Growth Fund	6.3%
Thrivent Large Cap Stock Fund	5.8%
Thrivent Mid Cap Stock Fund	5.0%
Thrivent High Yield Fund	3.9%
Thrivent Partner Mid Cap Value Fund	3.4%
Thrivent Limited Maturity Bond Fund	3.3%
Thrivent Partner Small Cap Growth Fund	3.1%

These securities represent 57.6% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Thrivent Moderate Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

Top 10 Holdings
(% of Net Assets)
Thrivent Income Fund	13.8%
Thrivent Limited Maturity Bond Fund	11.6%
Thrivent Partner Worldwide Allocation Fund	9.9%
Thrivent Large Cap Value Fund	7.1%
Thrivent Large Cap Growth Fund	4.9%
Thrivent High Yield Fund	3.9%
Thrivent Mid Cap Stock Fund	3.2%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Thrivent Large Cap Stock Fund	2.5%
Thrivent Partner Mid Cap Value Fund	2.1%

These securities represent 61.5% of the total net assets of the Fund.

Thrivent Moderately Conservative Allocation Fund

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus.

Top 10 Holdings
(% of Net Assets)
Thrivent Limited Maturity Bond Fund	24.1%
Thrivent Income Fund	12.0%
Thrivent Partner Worldwide Allocation Fund	6.1%
Thrivent Large Cap Value Fund	5.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	4.4%
Thrivent High Yield Fund	3.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
Thrivent Large Cap Growth Fund	2.3%
Thrivent Partner Mid Cap Value Fund	2.2%
Thrivent Government Bond Fund	1.9%

These securities represent 64.7% of the total net assets of the Fund.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investments, L.P.

The Fund seeks long-term growth of capital.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

Major Market Sectors
(% of Net Assets)
Information Technology	24.8%
Health Care	17.6%
Industrials	16.6%
Consumer Discretionary	15.4%
Financials	6.7%
Energy	6.6%
Materials	4.9%
Consumer Staples	2.6%
Telecommunications Services	0.7%
Utilities	0.1%

Top 10 Holdings
(% of Net Assets)
Cirrus Logic, Inc.	1.4%
Clean Harbors, Inc.	1.4%
United Natural Foods, Inc.	1.2%
Questcor Pharmaceuticals, Inc.	1.1%
NETGEAR, Inc.	1.1%
Copa Holdings SA	1.1%
Quality Systems, Inc.	1.0%
Crocs, Inc.	1.0%
Catalyst Health Solutions, Inc.	1.0%
Chart Industries, Inc.	1.0%

These securities represent 11.3% of the total net assets of the Fund.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc.

The Fund seeks long-term capital appreciation.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

Major Market Sectors
(% of Net Assets)
Industrials	25.4%
Financials	24.1%
Consumer Discretionary	13.8%
Information Technology	9.9%
Materials	9.3%
Utilities	5.3%
Health Care	5.1%
Energy	4.6%
Consumer Staples	0.6%
Telecommunications Services	0.3%

Top 10 Holdings
(% of Net Assets)
ProAssurance Corporation	2.3%
Aaron’s, Inc.	2.1%
Kirby Corporation	1.9%
Genesee & Wyoming, Inc.	1.7%
Cleco Corporation	1.5%
AptarGroup, Inc.	1.5%
Beacon Roofing Supply, Inc.	1.5%
CBL & Associates Properties, Inc.	1.3%
Robbins & Myers, Inc.	1.3%
SVB Financial Group	1.3%

These securities represent 16.4% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Small Cap Stock Fund

Darren M. Bagwell, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	21.0%
Industrials	17.0%
Information Technology	15.0%
Consumer Discretionary	10.7%
Health Care	7.5%
Energy	4.5%
Utilities	4.1%
Consumer Staples	2.7%
Materials	1.0%

Top 10 Holdings

(% of Net Assets)

EMCOR Group, Inc.	3.3%
Deluxe Corporation	2.8%
Teradyne, Inc.	2.8%
Corn Products International, Inc.	2.7%
Plantronics, Inc.	2.5%
Petroleum Geo-Services ASA	2.5%
GATX Corporation	2.5%
FTI Consulting, Inc.	2.5%
Actuant Corporation	2.5%
Southwest Gas Corporation	2.3%

These securities represent 26.4% of the total net assets of the Fund.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Information Technology	23.9%
Industrials	16.9%
Consumer Discretionary	16.6%
Energy	11.5%
Health Care	10.0%
Materials	5.1%
Financials	4.6%
Consumer Staples	4.1%
Telecommunications Services	2.3%

Top 10 Holdings

(% of Net Assets)

Teradata Corporation	2.6%
Dollar Tree, Inc.	2.5%
F5 Networks, Inc.	2.5%
Kansas City Southern	2.2%
Roper Industries, Inc.	2.1%
Discover Financial Services	2.1%
Watson Pharmaceuticals, Inc.	2.1%
Whole Foods Market, Inc.	2.1%
JB Hunt Transport Services, Inc.	2.0%
VeriFone Systems, Inc.	2.0%

These securities represent 22.2% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Partner Mid Cap Value Fund

Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	29.8%
Consumer Discretionary	13.6%
Utilities	13.2%
Industrials	9.9%
Information Technology	8.7%
Consumer Staples	6.9%
Health Care	6.8%
Energy	4.5%
Materials	4.5%
Telecommunications Services	0.6%

Top 10 Holdings

(% of Net Assets)

J.M. Smucker Company	2.2%
Xcel Energy, Inc.	2.1%
Everest Re Group, Ltd.	1.9%
Scripps Networks Interactive	1.8%
Principal Financial Group, Inc.	1.7%
PPL Corporation	1.7%
Macy’s, Inc.	1.6%
Invesco, Ltd.	1.5%
Discover Financial Services	1.5%
Sempra Energy	1.5%

These securities represent 17.5% of the total net assets of the Fund.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA, Portfolio Manager

The Fund seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	19.4%
Information Technology	16.2%
Industrials	13.8%
Consumer Discretionary	12.2%
Health Care	10.2%
Energy	9.9%
Materials	4.6%
Utilities	4.4%
Consumer Staples	3.2%

Top 10 Holdings

(% of Net Assets)

Alliance Data Systems Corporation	3.0%
W.R. Berkley Corporation	2.7%
Teradyne, Inc.	2.6%
HCC Insurance Holdings, Inc.	2.4%
M&T Bank Corporation	2.2%
Xilinx, Inc.	2.1%
National Oilwell Varco, Inc.	2.0%
Manitowoc Company, Inc.	1.8%
Dollar Tree, Inc.	1.8%
Tyco International, Ltd.	1.8%

These securities represent 22.4% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Partner Worldwide Allocation Fund

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Managers Limited, Victory Capital Management, Inc. and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	16.0%
Consumer Discretionary	14.0%
Industrials	13.7%
Materials	11.1%
Energy	9.0%
Consumer Staples	8.2%
Health Care	7.1%
Foreign Government	6.4%
Information Technology	6.1%
Telecommunications Services	3.4%

Top 10 Countries

(% of Net Assets)

Japan	14.8%
United Kingdom	12.7%
Germany	6.8%
Switzerland	6.2%
France	5.4%
Australia	3.8%
Brazil	3.6%
Canada	3.4%
Hong Kong	3.2%
Netherlands	2.4%

Investments in securities in these countries represent 62.3% of the total net assets of the Fund.

Thrivent Large Cap Growth Fund

David C. Francis, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Information Technology	33.0%
Consumer Discretionary	14.6%
Consumer Staples	10.7%
Health Care	10.0%
Industrials	9.9%
Energy	7.4%
Financials	6.5%
Materials	2.0%

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	8.7%
Amazon.com, Inc.	4.1%
QUALCOMM, Inc.	3.4%
Coca-Cola Company	3.4%
Home Depot, Inc.	3.1%
Altria Group, Inc.	3.0%
Google, Inc.	2.9%
Boeing Company	2.9%
Oracle Corporation	2.9%
Las Vegas Sands Corporation	2.7%

These securities represent 37.1% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition, Top 10 Countries and Top 10 Holdings are subject to change.

The lists of Major Market Sectors, Top 10 Countries and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	24.4%
Health Care	15.6%
Energy	11.9%
Information Technology	10.0%
Consumer Staples	9.7%
Industrials	9.5%
Consumer Discretionary	8.1%
Utilities	4.0%
Materials	2.1%
Telecommunications Services	2.0%

Top 10 Holdings

(% of Net Assets)

Johnson & Johnson	3.6%
J.P. Morgan Chase & Company	3.1%
Wells Fargo & Company	3.1%
General Electric Company	3.1%
Pfizer, Inc.	3.1%
Cisco Systems, Inc.	3.0%
ConocoPhillips	2.8%
Kraft Foods, Inc.	2.7%
Merck & Company, Inc.	2.6%
Oracle Corporation	2.5%

These securities represent 29.6% of the total net assets of the Fund.

Thrivent Large Cap Stock Fund

David C. Francis, CFA and Matthew D. Finn, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Information Technology	19.6%
Financials	15.6%
Health Care	14.1%
Consumer Staples	11.2%
Consumer Discretionary	10.6%
Energy	10.3%
Industrials	9.2%
Utilities	2.6%
Materials	1.7%
Telecommunications Services	1.2%

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	4.0%
Oracle Corporation	2.4%
J.P. Morgan Chase & Company	2.3%
Texas Instruments, Inc.	2.3%
Wells Fargo & Company	2.3%
Amazon.com, Inc.	2.2%
UnitedHealth Group, Inc.	2.1%
Parker Hannifin Corporation	2.1%
Johnson & Johnson	2.0%
Baxter International, Inc.	1.7%

These securities represent 23.4% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Balanced Fund

Gregory R. Anderson, CFA, Darren M. Bagwell, CFA and Michael G. Landreville, CFA and CPA (inactive), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	14.9%
Information Technology	12.9%
U.S. Government and Agencies	10.1%
Consumer Discretionary	10.0%
Industrials	8.1%
Mortgage-Backed Securities	7.8%
Energy	7.5%
Consumer Staples	7.3%
Health Care	7.3%
Utilities	4.1%

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	3.9%
U.S. Treasury Notes	2.5%
Las Vegas Sands Corporation	2.0%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	1.9%
Comcast Corporation	1.8%
Utilities Select Sector SPDR Fund	1.7%
Materials Select Sector SPDR Fund	1.6%
Parker Hannifin Corporation	1.5%
Boeing Company	1.5%
Altria Group, Inc.	1.5%

These securities represent 19.9% of the total net assets of the Fund.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Communications Services	16.2%
Consumer Cyclical	15.6%
Consumer Non-Cyclical	11.5%
Energy	11.2%
Financials	9.6%
Capital Goods	8.3%
Basic Materials	8.3%
Technology	4.7%
Utilities	4.7%
Transportation	3.2%

Top 10 Holdings

(% of Net Assets)

Sprint Nextel Corporation	1.1%
Intelsat Bermuda, Ltd.	1.1%
Intelsat Jackson Holdings SA	0.9%
Clear Channel Worldwide Holdings, Inc.	0.8%
Omega Healthcare Investors, Inc.	0.8%
AES Corporation	0.8%
Sprint Nextel Corporation	0.8%
Icahn Enterprises, LP	0.8%
NOVA Chemicals Corporation	0.8%
Case New Holland, Inc.	0.7%

These securities represent 8.6% of the total net assets of the Fund.

Quoted Major Market Sectors, Portfolio Composition, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.*

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Other Revenue	17.4%
General Obligation	16.5%
Health Care	13.1%
Transportation	12.2%
Education	10.4%
Escrowed/Pre-refunded	9.6%
Tax Revenue	5.6%
Electric Revenue	4.9%
Water & Sewer	4.7%
Industrial Development Revenue	4.3%

Top 10 States

(% of Net Assets)

California	12.6%
Texas	11.4%
Illinois	8.0%
New York	7.0%
Florida	4.6%
Colorado	4.4%
Washington	3.9%
Massachusetts	3.6%
Minnesota	3.2%
Louisiana	3.2%

Investments in securities in these States represent 61.9% of the total net assets of the Fund.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

Financials	27.4%
Energy	10.3%
Communications Services	9.3%
Consumer Non-Cyclical	7.9%
U.S. Government and Agencies	6.7%
Basic Materials	5.4%
Utilities	5.3%
Consumer Cyclical	5.1%
Foreign Government	5.0%
Mortgage-Backed Securities	4.1%

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	0.9%
U.S. Treasury Notes	0.7%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	0.6%
U.S. Treasury Notes	0.6%
Province of Ontario	0.6%
U.S. Treasury Notes	0.6%
U.S. Treasury Notes	0.6%
Province of Ontario	0.6%
U.S. Treasury Notes	0.5%

These securities represent 7.6% of the total net assets of the Fund.

*Investors may be subject to state taxes, the federal alternative minimum tax and capital gains taxes.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions, Top 10 States and Top 10 Holdings are subject to change.

The lists of Major Market Sectors, Top 10 States and Top 10 Holdings exclude short-term investments.

Thrivent Core Bond Fund

Michael G. Landreville, CFA and CPA (inactive), and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	32.3%
Mortgage-Backed Securities	22.8%
Financials	14.4%
Commercial Mortgage-Backed Securities	7.3%
High Yield Bonds	4.5%
Utilities	4.5%
Asset-Backed Securities	3.6%
Energy	3.2%
Communications Services	2.9%
Consumer Non-Cyclical	2.5%

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	11.5%
U.S. Treasury Notes	7.4%
Federal National Mortgage Association Conventional 15-Yr. Pass Through	6.0%
Thrivent High Yield Fund	4.5%
U.S. Treasury Notes	3.5%
Federal Home Loan Banks	3.5%
Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through	2.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2.5%
U.S. Treasury Notes, TIPS	2.5%
U.S. Treasury Bonds	2.3%

These securities represent 46.5% of the total net assets of the Fund.

Thrivent Government Bond Fund

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

The Fund seeks total return, consistent with preservation of capital.

The Fund is subject to interest rate risk, government securities risk and inflation-linked security risk. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	77.4%
Financials	9.0%
Mortgage-Backed Securities	6.4%
Foreign Government	3.4%
Commercial Mortgage-Backed Securities	1.5%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	6.8%
Federal Home Loan Banks	6.7%
U.S. Treasury Notes	6.0%
U.S. Treasury Notes	4.5%
U.S. Treasury Notes	4.5%
U.S. Treasury Notes	3.5%
Federal Home Loan Banks	3.5%
U.S. Treasury Notes	3.4%
U.S. Treasury Bonds	3.1%
Federal Home Loan Mortgage Corporation	2.7%

These securities represent 44.7% of the total net assets of the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Thrivent Limited Maturity Bond Fund

Michael G. Landreville, CFA and CPA (inactive), and Gregory R. Anderson, CFA, Portfolio Co-Managers

The Fund seeks a high level of current income consistent with stability of principal.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus.

Major Market Sectors

(% of Net Assets)

U.S. Government and Agencies	31.3%
Financials	24.5%
Asset-Backed Securities	11.5%
Commercial Mortgage-Backed Securities	7.3%
Foreign Government	4.7%
Mortgage-Backed Securities	4.3%
Collateralized Mortgage Obligations	2.5%
Consumer Non-Cyclical	2.2%
Energy	1.9%
Communications Services	1.5%

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	5.1%
U.S. Treasury Notes	3.7%
U.S. Treasury Notes	3.1%
U.S. Treasury Notes	2.8%
U.S. Treasury Notes	2.5%
Federal Home Loan Banks	1.6%
U.S. Treasury Notes	1.5%
U.S. Treasury Notes, TIPS	1.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
U.S. Treasury Notes	1.3%

These securities represent 24.4% of the total net assets of the Fund.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The principal risk of investing in the Fund is income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus.

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions, Top 10 Holdings and Portfolio Composition are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 through April 30, 2012.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/2012	Expenses Paid during Period 11/1/2011 - 4/30/2012*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,080	$4.12	0.80%
Institutional Class	$1,000	$1,083	$2.22	0.43%

Hypothetical**
Class A	$1,000	$1,021	$4.00	0.80%
Institutional Class	$1,000	$1,023	$2.16	0.43%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,072	$3.98	0.77%
Institutional Class	$1,000	$1,074	$1.87	0.36%

Hypothetical**
Class A	$1,000	$1,021	$3.88	0.77%
Institutional Class	$1,000	$1,023	$1.82	0.36%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,061	$3.62	0.71%
Institutional Class	$1,000	$1,063	$1.72	0.34%

Hypothetical**
Class A	$1,000	$1,021	$3.55	0.71%
Institutional Class	$1,000	$1,023	$1.69	0.34%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/2012	Expenses Paid during Period 11/1/2011 - 4/30/2012*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,049	$3.75	0.74%
Institutional Class	$1,000	$1,051	$1.96	0.38%

Hypothetical**
Class A	$1,000	$1,021	$3.69	0.74%
Institutional Class	$1,000	$1,023	$1.94	0.38%
Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,108	$7.51	1.43%
Institutional Class	$1,000	$1,110	$5.52	1.05%

Hypothetical**
Class A	$1,000	$1,018	$7.19	1.43%
Institutional Class	$1,000	$1,020	$5.29	1.05%
Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,106	$7.21	1.38%
Institutional Class	$1,000	$1,109	$4.48	0.86%

Hypothetical**
Class A	$1,000	$1,018	$6.91	1.38%
Institutional Class	$1,000	$1,021	$4.30	0.86%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,082	$7.04	1.36%
Institutional Class	$1,000	$1,086	$4.01	0.77%

Hypothetical**
Class A	$1,000	$1,018	$6.82	1.36%
Institutional Class	$1,000	$1,021	$3.89	0.77%
Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,093	$5.52	1.06%
Institutional Class	$1,000	$1,097	$2.77	0.53%

Hypothetical**
Class A	$1,000	$1,020	$5.32	1.06%
Institutional Class	$1,000	$1,022	$2.68	0.53%
Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,097	$6.52	1.25%
Institutional Class	$1,000	$1,099	$4.75	0.91%

Hypothetical**
Class A	$1,000	$1,019	$6.28	1.25%
Institutional Class	$1,000	$1,020	$4.58	0.91%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,083	$6.23	1.20%
Institutional Class	$1,000	$1,086	$3.75	0.72%

Hypothetical**
Class A	$1,000	$1,019	$6.04	1.20%
Institutional Class	$1,000	$1,021	$3.63	0.72%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/2012	Expenses Paid during Period 11/1/2011 - 4/30/2012*	Annualized Expense Ratio
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,053	$6.64	1.30%
Institutional Class	$1,000	$1,055	$5.05	0.99%

Hypothetical**
Class A	$1,000	$1,018	$6.53	1.30%
Institutional Class	$1,000	$1,020	$4.96	0.99%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,122	$6.33	1.20%
Institutional Class	$1,000	$1,123	$4.37	0.83%

Hypothetical**
Class A	$1,000	$1,019	$6.02	1.20%
Institutional Class	$1,000	$1,021	$4.16	0.83%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,113	$5.57	1.06%
Institutional Class	$1,000	$1,116	$2.77	0.53%

Hypothetical**
Class A	$1,000	$1,020	$5.33	1.06%
Institutional Class	$1,000	$1,022	$2.65	0.53%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,109	$5.85	1.12%
Institutional Class	$1,000	$1,111	$3.27	0.62%

Hypothetical**
Class A	$1,000	$1,019	$5.60	1.12%
Institutional Class	$1,000	$1,022	$3.14	0.62%
Thrivent Balanced Fund

Actual
Class A	$1,000	$1,082	$5.89	1.14%
Institutional Class	$1,000	$1,084	$3.45	0.67%

Hypothetical**
Class A	$1,000	$1,019	$5.71	1.14%
Institutional Class	$1,000	$1,022	$3.35	0.67%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,076	$4.33	0.84%
Institutional Class	$1,000	$1,076	$2.45	0.48%

Hypothetical**
Class A	$1,000	$1,021	$4.22	0.84%
Institutional Class	$1,000	$1,022	$2.39	0.48%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,058	$3.86	0.75%
Institutional Class	$1,000	$1,060	$2.53	0.49%

Hypothetical**
Class A	$1,000	$1,021	$3.79	0.75%
Institutional Class	$1,000	$1,022	$2.48	0.49%

Shareholder Expense Example

(unaudited)

	Beginning Account Value 11/1/2011	Ending Account Value 4/30/2012	Expenses Paid during Period 11/1/2011 - 4/30/2012*	Annualized Expense Ratio
Thrivent Income Fund

Actual
Class A	$1,000	$1,047	$4.01	0.79%
Institutional Class	$1,000	$1,050	$2.02	0.40%

Hypothetical**
Class A	$1,000	$1,021	$3.96	0.79%
Institutional Class	$1,000	$1,023	$1.99	0.40%
Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,034	$4.30	0.85%
Institutional Class	$1,000	$1,036	$2.67	0.53%

Hypothetical**
Class A	$1,000	$1,021	$4.27	0.85%
Institutional Class	$1,000	$1,022	$2.65	0.53%
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,022	$4.53	0.90%
Institutional Class	$1,000	$1,023	$2.79	0.56%

Hypothetical**
Class A	$1,000	$1,020	$4.52	0.90%
Institutional Class	$1,000	$1,022	$2.79	0.56%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,015	$3.07	0.61%
Institutional Class	$1,000	$1,017	$1.77	0.35%

Hypothetical**
Class A	$1,000	$1,022	$3.08	0.61%
Institutional Class	$1,000	$1,023	$1.78	0.35%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.59	0.32%
Institutional Class	$1,000	$1,000	$1.59	0.32%

Hypothetical**
Class A	$1,000	$1,023	$1.61	0.32%
Institutional Class	$1,000	$1,023	$1.61	0.32%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Mutual Funds (66.8%)	Value
Equity Mutual Funds (61.5%)
1,505,642	Thrivent Natural Resources Fund	$14,680,013
3,537,097	Thrivent Partner Small Cap Growth Fund[a]	47,078,755
701,978	Thrivent Partner Small Cap Value Fund	11,624,761
1,004,432	Thrivent Small Cap Stock Fund[a]	16,311,968
1,669,389	Thrivent Mid Cap Growth Fund	35,975,327
1,600,892	Thrivent Partner Mid Cap Value Fund	20,235,275
1,827,872	Thrivent Mid Cap Stock Fund[a]	30,616,861
10,089,922	Thrivent Partner Worldwide Allocation Fund	87,782,321
6,646,866	Thrivent Large Cap Growth Fund	39,415,916
2,275,936	Thrivent Large Cap Value Fund	32,500,363
824,079	Thrivent Large Cap Stock Fund	19,431,791
460,758	Thrivent Equity Income Plus Fund	4,386,416

	Total	360,039,767

Fixed Income Mutual Funds (5.3%)
1,063,896	Thrivent High Yield Fund	5,202,450
1,243,973	Thrivent Income Fund	11,208,197
977,984	Thrivent Government Bond Fund	10,376,415
336,797	Thrivent Limited Maturity Bond Fund	4,209,966

	Total	30,997,028

	Total Mutual Funds (cost $363,264,159)	391,036,795

Shares	Common Stock (24.4%)	Value
Consumer Discretionary (3.2%)
9,300	Amazon.com, Inc.[a]	2,156,670
21,100	Big Lots, Inc.[a]	773,104
14,100	BJ’s Restaurants, Inc.[a]	608,979
2,970	CBS Corporation	99,049
5,500	Charter Communications, Inc.[a]	332,585
14,700	Children’s Place Retail Stores, Inc.[a]	675,906
11,400	Coach, Inc.	834,024
39,400	Comcast Corporation	1,195,002
3,019	Delphi Automotive plc[a]	92,653
14,769	Discovery Communications, Inc.[a]	803,729
7,700	DISH Network Corporation	246,169
3,485	Dollar Tree, Inc.[a]	354,285
30,876	Foot Locker, Inc.	944,497
59,000	Gannett Company, Inc.	815,380
1,450	Harley-Davidson, Inc.	75,879
14,800	Home Depot, Inc.	766,492
1,860	J.C. Penney Company, Inc.	67,072
30,187	Las Vegas Sands Corporation	1,675,077
15,369	Life Time Fitness, Inc.[a]	715,581
5,660	Lowe’s Companies, Inc.	178,120
1,967	Macy’s, Inc.	80,686
29,000	Mattel, Inc.	974,400
19,500	Meredith Corporation	562,185
15,330	News Corporation	304,147
8,920	Omnicom Group, Inc.	457,685
1,983	Panera Bread Company[a]	313,155
5,700	Penn National Gaming, Inc.[a]	256,386
54,359	Pier 1 Imports, Inc.	933,888
800	Priceline.com, Inc.[a]	608,656
2,400	Time Warner Cable, Inc.	193,080
8,800	Toll Brothers, Inc.[a]	223,520
13,810	WMS Industries, Inc.[a]	338,483

	Total	18,656,524

Consumer Staples (1.7%)
29,400	Altria Group, Inc.	946,974
17,327	Anheuser-Busch InBev NV ADR	1,258,287
7,530	Archer-Daniels-Midland Company	232,150
9,077	British American Tobacco plc ADR	934,205
12,206	Coca-Cola Company	931,562
8,600	Colgate-Palmolive Company	850,884
18,042	Corn Products International, Inc.	1,029,476
3,850	CVS Caremark Corporation	171,787
3,150	Diageo plc ADR	318,528
10,853	Kraft Foods, Inc.	432,709
19,393	Philip Morris International, Inc.	1,735,867
5,449	TreeHouse Foods, Inc.[a]	313,372
17,900	Wal-Mart Stores, Inc.	1,054,489

	Total	10,210,290

Energy (2.2%)
14,957	Alpha Natural Resources, Inc.[a]	241,256
12,288	Apache Corporation	1,178,911
3,590	BP plc ADR	155,842
2,480	Chevron Corporation	264,269
6,440	ConocoPhillips	461,297
18,360	ENSCO International plc ADR	1,003,374
9,050	EOG Resources, Inc.	993,781
21,600	Exxon Mobil Corporation	1,864,944
16,500	Helix Energy Solutions Group, Inc.[a]	336,765
5,195	National Oilwell Varco, Inc.	393,573
5,000	Newfield Exploration Company[a]	179,500
10,300	Occidental Petroleum Corporation	939,566
25,147	Peabody Energy Corporation	782,323
54,791	Petroleum Geo-Services ASA[a]	828,858
7,700	Southwestern Energy Company[a]	243,166
19,033	Swift Energy Company[a]	575,748
30,940	Valero Energy Corporation	764,218
104,770	Weatherford International, Ltd.[a]	1,495,068

	Total	12,702,459

Financials (3.9%)
3,110	ACE, Ltd.	236,267
6,754	Affiliated Managers Group, Inc.[a]	767,389
2,500	Allied World Assurance Company Holdings AG	179,900
7,400	American Campus Communities, Inc.	328,930
16,900	Ameriprise Financial, Inc.	916,149
13,600	Apartment Investment & Management Company	369,240
5,700	Aspen Insurance Holdings, Ltd.	161,424
11,910	Bank of America Corporation	96,590
2,120	Capital One Financial Corporation	117,618
15,200	CBL & Associates Properties, Inc.	283,176
11,660	Charles Schwab Corporation	166,738
18,990	Citigroup, Inc.	627,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (24.4%)	Value
Financials (3.9%) - continued
3,300	CME Group, Inc.	$877,206
16,100	Douglas Emmett, Inc.	374,164
17,764	Duke Realty Corporation	263,085
6,000	Endurance Specialty Holdings, Ltd.	241,080
4,600	Equity Lifestyle Properties, Inc.	321,724
21,041	HCC Insurance Holdings, Inc.	672,470
5,600	Home Properties, Inc.	341,880
22,118	Host Hotels & Resorts, Inc.	368,043
97,200	Huntington Bancshares, Inc.	650,268
12,300	iShares Russell 2000 Index Fund	1,001,589
44,369	J.P. Morgan Chase & Company	1,906,980
14,060	KKR & Company, LP	198,527
7,818	Lazard, Ltd.	215,073
5,100	M&T Bank Corporation	439,977
29,600	Marsh & McLennan Companies, Inc.	990,120
10,410	MetLife, Inc.	375,072
11,700	NASDAQ OMX Group, Inc.[a]	287,469
6,400	Northern Trust Corporation	304,576
20,700	Och-Ziff Capital Management Group, LLC	181,746
46,916	Ocwen Financial Corporation[a]	699,517
475,546	Popular, Inc.[a]	846,472
2,000	ProAssurance Corporation	176,180
47,250	Progressive Corporation	1,006,425
5,300	Protective Life Corporation	155,078
7,580	State Street Corporation	350,348
12,170	SunTrust Banks, Inc.	295,488
2,530	SVB Financial Group[a]	162,148
10,600	Tanger Factory Outlet Centers, Inc.	331,992
2,480	Taubman Centers, Inc.	191,406
7,500	Tower Group, Inc.	161,850
23,600	U.S. Bancorp	759,212
6,990	Unum Group	165,943
1,990	Vanguard REIT ETF	130,285
14,837	W.R. Berkley Corporation	558,761
38,490	Wells Fargo & Company	1,286,721
54,572	Zions Bancorporation	1,112,723

	Total	22,652,449

Health Care (3.4%)
10,600	Abbott Laboratories	657,836
2,700	Alexion Pharmaceuticals, Inc.[a]	243,864
30,100	Align Technology, Inc.[a]	954,471
10,698	Amgen, Inc.	760,735
21,960	Baxter International, Inc.	1,216,804
10,000	Biogen Idec, Inc.[a]	1,340,100
54,900	Bristol-Myers Squibb Company	1,832,013
2,576	C.R. Bard, Inc.	254,921
14,172	Covance, Inc.[a]	662,683
5,580	Covidien plc	308,183
58,100	Eli Lilly and Company	2,404,759
19,600	Gilead Sciences, Inc.[a]	1,019,396
28,192	Health Net, Inc.[a]	1,003,917
8,900	Hologic, Inc.[a]	170,168
9,960	Johnson & Johnson	648,296
10,250	Merck & Company, Inc.	402,210
48,707	Pfizer, Inc.	1,116,852
28,980	PSS World Medical, Inc.[a]	693,491
4,160	Sanofi ADR	158,829
11,800	Shire Pharmaceuticals Group plc ADR	1,151,208
9,700	Thoratec Corporation[a]	337,657
19,108	United Therapeutics Corporation[a]	835,975
25,170	UnitedHealth Group, Inc.	1,413,296
2,600	Waters Corporation[a]	218,686
4,751	Zimmer Holdings, Inc.	298,980

	Total	20,105,330

Industrials (3.3%)
8,700	3M Company	777,432
27,200	Actuant Corporation	741,744
12,600	Boeing Company	967,680
6,856	Chicago Bridge and Iron Company	304,544
9,431	CSX Corporation	210,406
6,100	Cummins, Inc.	706,563
28,984	Deluxe Corporation	690,109
20,800	Dover Corporation	1,303,328
25,553	EMCOR Group, Inc.	749,214
5,496	Expeditors International of Washington, Inc.	219,840
25,463	FTI Consulting, Inc.[a]	925,325
19,900	GATX Corporation	853,113
24,514	General Electric Company	479,984
3,689	Honeywell International, Inc.	223,775
3,300	Jacobs Engineering Group, Inc.[a]	144,639
11,300	L-3 Communications Holdings, Inc.	831,002
21,600	Lockheed Martin Corporation	1,955,664
73,572	Manitowoc Company, Inc.	1,018,972
4,000	Manpower, Inc.	170,400
12,512	Oshkosh Corporation[a]	285,649
21,612	Parker Hannifin Corporation	1,895,156
22,654	Shaw Group, Inc.[a]	685,737
5,553	SPX Corporation	426,359
22,900	Tyco International, Ltd.	1,285,377
15,917	United Technologies Corporation	1,299,464

	Total	19,151,476

Information Technology (5.4%)
11,300	Accenture plc	733,935
22,000	ADTRAN, Inc.	671,440
6,762	Akamai Technologies, Inc.[a]	220,441
4,800	Alliance Data Systems Corporation[a]	616,752
7,777	Apple, Inc.[a]	4,543,634
85,100	Atmel Corporation[a]	754,837
3,300	Baidu.com, Inc. ADR[a]	437,910
14,250	Broadcom Corporation[a]	521,550
26,700	Cavium, Inc.[a]	781,242
23,390	Cisco Systems, Inc.	471,309
6,326	Cognizant Technology Solutions Corporation[a]	463,822
18,100	CoreLogic, Inc.[a]	302,270
26,924	eBay, Inc.[a]	1,105,230
3,801	F5 Networks, Inc.[a]	509,068
2,705	Google, Inc.[a]	1,637,147
27,600	Intel Corporation	783,840
3,700	International Business Machines Corporation	766,196
6,772	Itron, Inc.[a]	276,298
12,611	Juniper Networks, Inc.[a]	270,254
103,124	Microsoft Corporation	3,302,031
11,700	NetApp, Inc.[a]	454,311
21,548	NVIDIA Corporation[a]	280,124

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (24.4%)	Value
Information Technology (5.4%) - continued
24,800	OpenTable, Inc.[a]	$1,109,304
78,160	Oracle Corporation	2,297,122
18,275	Plantronics, Inc.	700,298
52,300	Polycom, Inc.[a]	694,021
19,000	QUALCOMM, Inc.	1,212,960
5,569	Salesforce.com, Inc.[a]	867,260
68,680	Teradyne, Inc.[a]	1,181,983
46,640	Texas Instruments, Inc.	1,489,682
20,429	TIBCO Software, Inc.[a]	672,114
12,600	VeriFone Systems, Inc.[a]	600,264
17,372	Xilinx, Inc.	631,993

	Total	31,360,642

Materials (0.8%)
28,100	AK Steel Holding Corporation	208,502
4,947	Albemarle Corporation	323,039
6,300	Buckeye Technologies, Inc.	204,183
5,700	Eagle Materials, Inc.	200,754
65,146	Freeport-McMoRan Copper & Gold, Inc.	2,495,092
6,100	H.B. Fuller Company	200,690
1,970	LyondellBasell Industries NV	82,307
9,100	Materials Select Sector SPDR Fund	333,697
2,107	Sigma-Aldrich Corporation	149,386
7,518	Silgan Holdings, Inc.	329,815
21,344	Steel Dynamics, Inc.	272,563
10,880	SunCoke Energy, Inc.[a]	165,593

	Total	4,965,621

Telecommunications Services (<0.1%)
7,724	Verizon Communications, Inc.	311,895

	Total	311,895

Utilities (0.5%)
14,100	CMS Energy Corporation	324,159
8,810	Exelon Corporation	343,678
12,640	NiSource, Inc.	311,576
19,313	NV Energy, Inc.	321,561
38,300	PNM Resources, Inc.	718,508
7,800	Public Service Enterprise Group, Inc.	242,970
16,540	Southwest Gas Corporation	695,011

	Total	2,957,463

	Total Common Stock (cost $127,450,807)	143,074,149

Principal Amount	Long-Term Fixed Income (4.8%)	Value
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Acquisition Corporation
1,000,000	5.461%, 10/25/2036	787,701
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	371,119

	Total	1,158,820

Basic Materials (0.1%)
	Arch Coal, Inc.
120,000	7.000%, 6/15/2019[b]	107,400
	FMG Resources Property, Ltd.
120,000	8.250%, 11/1/2019[b]	129,900
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
70,000	8.875%, 2/1/2018	73,325
	Novelis, Inc.
130,000	8.375%, 12/15/2017	140,400

	Total	451,025

Capital Goods (0.1%)
	Bombardier, Inc.
70,000	5.750%, 3/15/2022[b]	69,037
	Case New Holland, Inc.
120,000	7.875%, 12/1/2017	139,800
	RBS Global, Inc./Rexnord, LLC
10,000	8.500%, 5/1/2018	10,875
	UR Financing Escrow Corporation
70,000	7.375%, 5/15/2020[b]	73,500

	Total	293,212

Collateralized Mortgage Obligations (<0.1%)
	Sequoia Mortgage Trust
156,209	5.331%, 9/20/2046	52,499
	WaMu Mortgage Pass Through Certificates
103,907	2.514%, 9/25/2036	73,717
153,006	2.577%, 10/25/2036	105,570

	Total	231,786

Commercial Mortgage-Backed Securities (0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	241,717

	Total	241,717

Communications Services (0.2%)
	Cablevision Systems Corporation
130,000	8.625%, 9/15/2017	142,675
	CCO Holdings, LLC
110,000	7.000%, 1/15/2019	117,700
	Clear Channel Worldwide Holdings, Inc.
20,000	7.625%, 3/15/2020[b]	19,800
50,000	7.625%, 3/15/2020[b]	48,625
	Hughes Satellite Systems Corporation
130,000	6.500%, 6/15/2019	139,100
	Intelsat Jackson Holdings SA
130,000	7.250%, 4/1/2019	135,525
	Level 3 Financing, Inc.
130,000	8.625%, 7/15/2020[b]	136,175
	Nara Cable Funding, Ltd.
70,000	8.875%, 12/1/2018[b]	64,050
	Sprint Nextel Corporation
35,000	9.125%, 3/1/2017[b]	34,738
85,000	9.000%, 11/15/2018[b]	93,606
	UPCB Finance V, Ltd.
120,000	7.250%, 11/15/2021[b]	126,300
	Virgin Media Finance plc
70,000	5.250%, 2/15/2022	70,000

	Total	1,128,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (4.8%)	Value
Consumer Cyclical (0.2%)
	Chrysler Group, LLC
$200,000	8.000%, 6/15/2019[c]	$207,000
	Ford Motor Credit Company, LLC
70,000	5.000%, 5/15/2018	75,644
	Lennar Corporation
120,000	12.250%, 6/1/2017	154,500
	Limited Brands, Inc.
90,000	5.625%, 2/15/2022	90,563
	MGM Resorts International
100,000	11.125%, 11/15/2017	113,250
	Rite Aid Corporation
120,000	7.500%, 3/1/2017	122,700
	Service Corporation International
70,000	8.000%, 11/15/2021	79,975
	Toys R Us Property Company II, LLC
120,000	8.500%, 12/1/2017	124,800

	Total	968,432

Consumer Non-Cyclical (0.1%)
	Community Health Systems, Inc.
63,000	8.875%, 7/15/2015	65,048
70,000	8.000%, 11/15/2019[b]	74,025
	Fresenius Medical Care US
	Finance II, Inc.
100,000	5.625%, 7/31/2019[b]	101,750
	HCA, Inc.
70,000	5.875%, 3/15/2022	71,138
	JBS USA, LLC
130,000	7.250%, 6/1/2021[b]	124,150
	Kinetic Concepts, Inc./KCI USA, Inc.
110,000	10.500%, 11/1/2018[b]	113,437
	Reynolds Group Issuer, Inc.
120,000	6.875%, 2/15/2021[b]	123,600
	Valeant Pharmaceuticals International
120,000	6.875%, 12/1/2018[b]	123,600

	Total	796,748

Energy (0.1%)
	Concho Resources, Inc.
120,000	5.500%, 10/1/2022	120,000
	Denbury Resources, Inc.
100,000	6.375%, 8/15/2021	106,000
	Harvest Operations Corporation
130,000	6.875%, 10/1/2017[b]	137,150
	Linn Energy, LLC
120,000	7.750%, 2/1/2021	126,600

	Total	489,750

Financials (<0.1%)
	Ally Financial, Inc.
70,000	5.500%, 2/15/2017	71,542
	CIT Group, Inc.
70,000	7.000%, 5/2/2017[b]	70,175
	Icahn Enterprises, LP
70,000	8.000%, 1/15/2018	74,813
	International Lease Finance Corporation
70,000	5.875%, 4/1/2019	68,748

	Total	285,278

Mortgage-Backed Securities (2.9%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
120,000	3.000%, 5/1/2027[d]	125,138
500,000	3.000%, 6/1/2027[d]	519,922
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
4,700,000	3.000%, 5/1/2027[d]	4,904,159
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
7,875,000	4.000%, 5/1/2042[d]	8,329,041
400,000	3.500%, 6/1/2042[d]	414,187
2,525,000	5.500%, 6/1/2042[d]	2,757,773

	Total	17,050,220

Technology (<0.1%)
	First Data Corporation
70,000	7.375%, 6/15/2019[b]	71,575

	Total	71,575

Transportation (<0.1%)
	Avis Budget Car Rental, LLC
120,000	8.250%, 1/15/2019	125,700
	Continental Airlines, Inc.
70,000	6.750%, 9/15/2015[b]	71,662

	Total	197,362

U.S. Government and Agencies (0.7%)
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	689,477
	U.S. Treasury Notes
2,150,000	2.500%, 4/30/2015	2,284,039
1,160,000	2.000%, 2/15/2022	1,168,700

	Total	4,142,216

Utilities (0.1%)
	AES Corporation
110,000	7.375%, 7/1/2021[b]	122,375
	Inergy, LP
30,000	7.000%, 10/1/2018	30,750
	Markwest Energy Partners, LP
130,000	6.500%, 8/15/2021	137,800

	Total	290,925

	Total Long-Term Fixed Income (cost $27,083,347)	27,797,360

Shares	Collateral Held for Securities Loaned (<0.1%)	Value
207,100	Thrivent Financial Securities Lending Trust	207,100

	Total Collateral Held for Securities Loaned (cost $207,100)	207,100

Principal Amount	Short-Term Investments (6.5%)[e]	Value
	AllianceBernstein, LP
2,800,000	0.350%, 5/1/2012[b]	2,800,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Short-Term Investments (6.5%)[e]	Value
	Federal Home Loan Bank Discount Notes
6,000,000	0.095%, 5/9/2012[f]	$5,999,873
4,000,000	0.080%, 5/11/2012[f]	3,999,911
3,000,000	0.110%, 5/30/2012[f]	2,999,735
1,000,000	0.095%, 6/6/2012[f]	999,905
5,000,000	0.100%, 6/13/2012[f]	4,999,403
3,000,000	0.090%, 6/20/2012[f]	2,999,625
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.060%, 6/7/2012[f]	9,999,383
	Federal National Mortgage Association Discount Notes
100,000	0.120%, 7/18/2012[f,g]	99,974
	U.S. Treasury Bills
3,000,000	0.100%, 7/19/2012[f,g]	2,999,341

	Total Short-Term Investments (at amortized cost)	37,897,150

	Total Investments (cost $555,902,563) 102.5%	$600,012,554

	Other Assets and Liabilities, Net (2.5%)	(14,697,640)

	Total Net Assets 100.0%	$585,314,914

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $4,836,630 or 0.8% of total net assets.

c	All or a portion of the security is on loan.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
g	At April 30, 2012, $3,099,315 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$56,394,698
Gross unrealized depreciation	(17,857,591)

Net unrealized appreciation (depreciation)	$38,537,107

Cost for federal income tax purposes	$561,475,447

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	360,039,767	360,039,767	–	–
Fixed Income Mutual Funds	30,997,028	30,997,028	–	–

Common Stock
Consumer Discretionary	18,656,524	18,656,524	–	–
Consumer Staples	10,210,290	10,210,290	–	–
Energy	12,702,459	11,873,601	828,858	–
Financials	22,652,449	22,652,449	–	–
Health Care	20,105,330	20,105,330	–	–
Industrials	19,151,476	19,151,476	–	–
Information Technology	31,360,642	31,360,642	–	–
Materials	4,965,621	4,965,621	–	–
Telecommunications Services	311,895	311,895	–	–
Utilities	2,957,463	2,957,463	–	–

Long-Term Fixed Income
Asset-Backed Securities	1,158,820	–	1,158,820	–
Basic Materials	451,025	–	451,025	–
Capital Goods	293,212	–	293,212	–
Collateralized Mortgage Obligations	231,786	–	231,786	–
Commercial Mortgage-Backed Securities	241,717	–	241,717	–
Communications Services	1,128,294	–	1,128,294	–
Consumer Cyclical	968,432	–	968,432	–
Consumer Non-Cyclical	796,748	–	796,748	–
Energy	489,750	–	489,750	–
Financials	285,278	–	285,278	–
Mortgage-Backed Securities	17,050,220	–	17,050,220	–
Technology	71,575	–	71,575	–
Transportation	197,362	–	197,362	–
U.S. Government and Agencies	4,142,216	–	4,142,216	–
Utilities	290,925	–	290,925	–
Collateral Held for Securities Loaned	207,100	207,100	–	–
Short-Term Investments	37,897,150	–	37,897,150	–

Total	$600,012,554	$533,489,186	$66,523,368	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,144,862	2,144,862	–	–

Total Asset Derivatives	$2,144,862	$2,144,862	$–	$–

Liability Derivatives
Futures Contracts	492,635	492,635	–	–

Total Liability Derivatives	$492,635	$492,635	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(10)	June 2012	($2,202,313)	($2,205,468)	($3,155)
20-Yr. U.S. Treasury Bond Futures	15	June 2012	2,123,600	2,143,125	19,525
Mini MSCI EAFE Index Futures	67	June 2012	5,086,308	5,047,110	(39,198)
Russell 2000 Index Mini-Futures	(621)	June 2012	(50,574,873)	(50,605,290)	(30,417)
S&P 400 Index Mini-Futures	(601)	June 2012	(59,055,095)	(59,474,960)	(419,865)
S&P 500 Index Futures	318	June 2012	108,665,863	110,791,200	2,125,337
Total Futures Contracts					$1,652,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$19,525
Total Interest Rate Contracts		19,525

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,125,337
Total Equity Contracts		2,125,337
Total Asset Derivatives		$2,144,862

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	489,480
Total Equity Contracts		489,480

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,155
Total Interest Rate Contracts		3,155
Total Liability Derivatives		$492,635

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(97,452)

Total Interest Rate Contracts		(97,452)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,998,016

Total Equity Contracts		1,998,016

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(27,550)

Total Foreign Exchange Contracts		(27,550)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	166,026

Total Credit Contracts		166,026

Total		$2,039,040

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,242,243)

Total Equity Contracts		(1,242,243)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	18,239

Total Interest Rate Contracts		18,239

Total		($1,224,004)

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$215,319,202	38.6%	N/A	N/A	N/A	N/A
Interest Rate Contracts	5,519,794	1.0	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$178,917	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$1,112,612	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Natural Resources	$10,180,455	$5,014,701	$–	1,505,642	$14,680,013	$14,701
Partner Small Cap Growth	44,357,797	–	2,000,000	3,537,097	47,078,755	–
Partner Small Cap Value	11,425,311	196,031	1,000,000	701,978	11,624,761	75,784
Small Cap Stock	15,026,295	–	–	1,004,432	16,311,968	–
Mid Cap Growth	32,808,108	245,390	–	1,669,389	35,975,327	–
Partner Mid Cap Value	18,418,798	148,414	–	1,600,892	20,235,275	148,414
Mid Cap Stock	28,204,069	–	–	1,827,872	30,616,861	–
Partner Worldwide Allocation	83,215,986	872,371	–	10,089,922	87,782,321	872,371
Large Cap Growth	35,093,059	2,326	–	6,646,866	39,415,916	2,326
Large Cap Value	29,117,144	559,768	–	2,275,936	32,500,363	559,768
Large Cap Stock	27,521,460	213,407	10,000,000	824,079	19,431,791	213,407
Equity Income Plus	4,031,097	38,720	–	460,758	4,386,416	38,720
High Yield	5,190,125	194,657	363,881	1,063,896	5,202,450	194,657
Income	–	11,177,686	360,000	1,243,973	11,208,197	177,686
Government Bond	11,849,412	326,244	1,727,762	977,984	10,376,415	81,324
Limited Maturity Bond	–	4,206,604	–	336,797	4,209,966	6,604
Thrivent Financial Securities Lending Trust	–	207,100	–	207,100	207,100	9
Total Value and Income Earned	356,439,116				391,243,895	2,385,771

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Bank Loans (0.4%)[a]	Value
Basic Materials (<0.1%)
	Ineos Group Holdings, Term Loan
$367,585	5.250%, 5/4/2018[b,c]	$368,964

	Total	368,964

Communications Services (0.1%)
	Atlantic Broadband Finance, LLC, Term Loan
440,000	4.000%, 3/20/2019[b,c]	441,650
	Charter Communications Operation, Term Loan
350,000	4.000%, 3/28/2019	348,638
	Clear Channel Communications, Term Loan
440,000	3.650%, 1/29/2016[b,c]	354,627
	Lawson Software, Inc., Term Loan
445,000	7.627%, 3/16/2018	450,563
	Toys R Us, Inc., Term Loan
350,000	5.750%, 5/25/2018	341,687

	Total	1,937,165

Consumer Cyclical (0.1%)
	Burlington Coat Factory, Term Loan
260,000	4.750%, 2/23/2017[b,c]	259,919
	Chrysler Group, LLC, Term Loan
440,000	4.750%, 5/24/2017[b,c]	447,612

	Total	707,531

Consumer Non-Cyclical (0.1%)
	Roundy’s Supermarkets, Inc., Term Loan
440,000	4.500%, 2/13/2019[b,c]	443,986
	Visant Corporation, Term Loan
260,000	4.000%, 12/22/2016[b,c]	256,147

	Total	700,133

Technology (0.1%)
	First Data Corporation Extended, Term Loan
440,000	4.240%, 3/26/2018	401,020
	Freescale Semiconductor, Inc., Term Loan
160,000	4.750%, 2/28/2019[b,c]	160,000
	Intelsat Jackson Holdings SA, Term Loan
440,000	5.250%, 4/2/2018	442,064

	Total	1,003,084

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
440,000	4.250%, 4/20/2017[b,c]	440,440

	Total	440,440

	Total Bank Loans (cost $5,152,036)	5,157,317

Equity Mutual Funds (53.4%)
3,041,479	Thrivent Natural Resources Fund	29,654,418
3,151,900	Thrivent Partner Small Cap Growth Fund[d]	41,951,787
1,671,574	Thrivent Partner Small Cap Value Fund	27,681,272
1,344,712	Thrivent Small Cap Stock Fund[d]	21,838,115
1,772,686	Thrivent Mid Cap Growth Fund	38,201,393
3,639,699	Thrivent Partner Mid Cap Value Fund	46,005,801
4,016,385	Thrivent Mid Cap Stock Fund[d]	67,274,442
19,423,219	Thrivent Partner Worldwide Allocation Fund	168,982,007
14,262,471	Thrivent Large Cap Growth Fund	84,576,453
7,437,992	Thrivent Large Cap Value Fund	106,214,530
3,297,726	Thrivent Large Cap Stock Fund	77,760,377
1,167,751	Thrivent Equity Income Plus Fund	11,116,992

	Total	721,257,587

Fixed Income Mutual Funds (15.4%)
10,688,916	Thrivent High Yield Fund	52,268,799
9,591,395	Thrivent Income Fund	86,418,467
2,320,156	Thrivent Government Bond Fund	24,616,855
3,515,335	Thrivent Limited Maturity Bond Fund	43,941,686

	Total	207,245,807

	Total Mutual Funds (cost $890,956,572)	928,503,394

Shares	Common Stock (18.0%)	Value
Consumer Discretionary (2.2%)
12,300	Amazon.com, Inc.[d]	2,852,370
30,000	Big Lots, Inc.[d]	1,099,200
20,100	BJ’s Restaurants, Inc.[d]	868,119
8,630	CBS Corporation	287,810
10,500	Charter Communications, Inc.[d]	634,935
20,900	Children’s Place Retail Stores, Inc.[d]	960,982
20,800	Coach, Inc.	1,521,728
51,800	Comcast Corporation	1,571,094
8,779	Delphi Automotive plc[d]	269,427
19,406	Discovery Communications, Inc.[d]	1,056,075
14,700	DISH Network Corporation	469,959
6,768	Dollar Tree, Inc.[d]	688,035
44,188	Foot Locker, Inc.	1,351,711
107,600	Gannett Company, Inc.	1,487,032
4,200	Harley-Davidson, Inc.	219,786
19,500	Home Depot, Inc.	1,009,905
5,390	J.C. Penney Company, Inc.	194,363
39,613	Las Vegas Sands Corporation	2,198,125
21,910	Life Time Fitness, Inc.[d]	1,020,130
16,470	Lowe’s Companies, Inc.	518,311
5,702	Macy’s, Inc.	233,896
52,800	Mattel, Inc.	1,774,080
27,800	Meredith Corporation	801,474
44,590	News Corporation	884,666
19,060	Omnicom Group, Inc.	977,969
3,765	Panera Bread Company[d]	594,569
10,800	Penn National Gaming, Inc.[d]	485,784
77,579	Pier 1 Imports, Inc.	1,332,807
1,500	Priceline.com, Inc.[d]	1,141,230
6,970	Time Warner Cable, Inc.	560,736
16,800	Toll Brothers, Inc.[d]	426,720
26,358	WMS Industries, Inc.[d]	646,035

	Total	30,139,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (18.0%)	Value
Consumer Staples (1.3%)
38,700	Altria Group, Inc.	$1,246,527
22,762	Anheuser-Busch InBev NV ADR	1,652,977
21,900	Archer-Daniels-Midland Company	675,177
11,956	British American Tobacco plc ADR	1,230,512
16,051	Coca-Cola Company	1,225,012
15,800	Colgate-Palmolive Company	1,563,252
28,252	Corn Products International, Inc.	1,612,059
11,210	CVS Caremark Corporation	500,190
9,160	Diageo plc ADR	926,259
31,547	Kraft Foods, Inc.	1,257,779
37,767	Philip Morris International, Inc.	3,380,524
10,348	TreeHouse Foods, Inc.[d]	595,114
23,500	Wal-Mart Stores, Inc.	1,384,385

	Total	17,249,767

Energy (1.7%)
29,114	Alpha Natural Resources, Inc.[d]	469,609
18,450	Apache Corporation	1,770,093
10,450	BP plc ADR	453,634
7,210	Chevron Corporation	768,298
18,660	ConocoPhillips	1,336,616
34,159	ENSCO International plc ADR	1,866,789
16,568	EOG Resources, Inc.	1,819,332
39,300	Exxon Mobil Corporation	3,393,162
31,200	Helix Energy Solutions Group, Inc.[d]	636,792
9,791	National Oilwell Varco, Inc.	741,766
9,600	Newfield Exploration Company[d]	344,640
18,800	Occidental Petroleum Corporation	1,714,936
33,141	Peabody Energy Corporation	1,031,016
78,182	Petroleum Geo-Services ASA[d]	1,182,708
14,600	Southwestern Energy Company[d]	461,068
27,195	Swift Energy Company[d]	822,649
46,380	Valero Energy Corporation	1,145,586
162,210	Weatherford International, Ltd.[d]	2,314,737

	Total	22,273,431

Financials (3.0%)
9,060	ACE, Ltd.	688,288
9,665	Affiliated Managers Group, Inc.[d]	1,098,137
3,500	Allied World Assurance Company Holdings AG	251,860
10,600	American Campus Communities, Inc.	471,170
22,300	Ameriprise Financial, Inc.	1,208,883
19,300	Apartment Investment & Management Company	523,995
8,200	Aspen Insurance Holdings, Ltd.	232,224
34,650	Bank of America Corporation	281,012
6,170	Capital One Financial Corporation	342,312
28,800	CBL & Associates Properties, Inc.	536,544
33,920	Charles Schwab Corporation	485,056
33,120	Citigroup, Inc.	1,094,285
4,400	CME Group, Inc.	1,169,608
23,000	Douglas Emmett, Inc.	534,520
32,929	Duke Realty Corporation	487,678
12,100	Endurance Specialty Holdings, Ltd.	486,178
6,600	Equity Lifestyle Properties, Inc.	461,604
37,182	HCC Insurance Holdings, Inc.	1,188,337
8,000	Home Properties, Inc.	488,400
41,235	Host Hotels & Resorts, Inc.	686,150
177,200	Huntington Bancshares, Inc.	1,185,468
17,300	iShares Russell 2000 Index Fund	1,408,739
83,788	J.P. Morgan Chase & Company	3,601,208
40,860	KKR & Company, LP	576,943
14,936	Lazard, Ltd.	410,889
10,100	M&T Bank Corporation	871,327
54,000	Marsh & McLennan Companies, Inc.	1,806,300
30,270	MetLife, Inc.	1,090,628
22,100	NASDAQ OMX Group, Inc.[d]	542,997
12,100	Northern Trust Corporation	575,839
40,500	Och-Ziff Capital Management Group, LLC	355,590
66,946	Ocwen Financial Corporation[d]	998,165
678,570	Popular, Inc.[d]	1,207,855
2,800	ProAssurance Corporation	246,652
105,040	Progressive Corporation	2,237,352
7,600	Protective Life Corporation	222,376
22,050	State Street Corporation	1,019,151
35,390	SunTrust Banks, Inc.	859,269
7,340	SVB Financial Group[d]	470,421
15,100	Tanger Factory Outlet Centers, Inc.	472,932
3,522	Taubman Centers, Inc.	271,828
10,700	Tower Group, Inc.	230,906
42,900	U.S. Bancorp	1,380,093
20,310	Unum Group	482,159
5,750	Vanguard REIT ETF	376,453
27,873	W.R. Berkley Corporation	1,049,697
73,350	Wells Fargo & Company	2,452,091
84,498	Zions Bancorporation	1,722,914

	Total	40,842,483

Health Care (2.6%)
19,400	Abbott Laboratories	1,203,964
5,200	Alexion Pharmaceuticals, Inc.[d]	469,664
43,000	Align Technology, Inc.[d]	1,363,530
14,119	Amgen, Inc.	1,004,002
35,780	Baxter International, Inc.	1,982,570
13,200	Biogen Idec, Inc.[d]	1,768,932
100,100	Bristol-Myers Squibb Company	3,340,337
4,951	C.R. Bard, Inc.	489,951
20,290	Covance, Inc.[d]	948,760
16,200	Covidien plc	894,726
105,900	Eli Lilly and Company	4,383,201
35,600	Gilead Sciences, Inc.[d]	1,851,556
43,963	Health Net, Inc.[d]	1,565,523
16,900	Hologic, Inc.[d]	323,128
28,960	Johnson & Johnson	1,885,006
29,780	Merck & Company, Inc.	1,168,567
111,116	Pfizer, Inc.	2,547,890
41,304	PSS World Medical, Inc.[d]	988,405
12,100	Sanofi ADR	461,978
15,500	Shire Pharmaceuticals Group plc ADR	1,512,180
18,100	Thoratec Corporation[d]	630,061

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (18.0%)	Value
Health Care (2.6%) - continued
29,702	United Therapeutics Corporation[d]	$1,299,463
41,681	UnitedHealth Group, Inc.	2,340,388
5,200	Waters Corporation[d]	437,372
9,042	Zimmer Holdings, Inc.	569,013

	Total	35,430,167

Industrials (2.4%)
15,900	3M Company	1,420,824
38,800	Actuant Corporation	1,058,076
16,600	Boeing Company	1,274,880
12,889	Chicago Bridge and Iron Company	572,529
17,865	CSX Corporation	398,568
11,200	Cummins, Inc.	1,297,296
41,470	Deluxe Corporation	987,401
27,400	Dover Corporation	1,716,884
36,423	EMCOR Group, Inc.	1,067,922
10,328	Expeditors International of Washington, Inc.	413,120
39,631	FTI Consulting, Inc.[d]	1,440,190
28,400	GATX Corporation	1,217,508
71,271	General Electric Company	1,395,486
10,716	Honeywell International, Inc.	650,033
9,610	Jacobs Engineering Group, Inc.[d]	421,206
20,600	L-3 Communications Holdings, Inc.	1,514,924
39,400	Lockheed Martin Corporation	3,567,276
117,103	Manitowoc Company, Inc.	1,621,877
7,900	Manpower, Inc.	336,540
23,524	Oshkosh Corporation[d]	537,053
34,594	Parker Hannifin Corporation	3,033,548
32,282	Shaw Group, Inc.[d]	977,176
12,306	SPX Corporation	944,855
34,200	Tyco International, Ltd.	1,919,646
33,300	United Technologies Corporation	2,718,612

	Total	32,503,430

Information Technology (3.7%)
20,600	Accenture plc	1,337,970
31,300	ADTRAN, Inc.	955,276
8,951	Akamai Technologies, Inc.[d]	291,803
8,900	Alliance Data Systems Corporation[d]	1,143,561
10,602	Apple, Inc.[d]	6,194,113
121,400	Atmel Corporation[d]	1,076,818
4,400	Baidu.com, Inc. ADR[d]	583,880
18,650	Broadcom Corporation[d]	682,590
38,100	Cavium, Inc.[d]	1,114,806
68,020	Cisco Systems, Inc.	1,370,603
8,341	Cognizant Technology Solutions Corporation[d]	611,562
34,400	CoreLogic, Inc.[d]	574,480
39,849	eBay, Inc.[d]	1,635,801
5,065	F5 Networks, Inc.[d]	678,355
3,477	Google, Inc.[d]	2,104,385
50,300	Intel Corporation	1,428,520
6,800	International Business Machines Corporation	1,408,144
12,770	Itron, Inc.[d]	521,016
23,821	Juniper Networks, Inc.[d]	510,484
185,753	Microsoft Corporation	5,947,811
15,400	NetApp, Inc.[d]	597,982
41,007	NVIDIA Corporation[d]	533,091
38,100	OpenTable, Inc.[d]	1,704,213
136,730	Oracle Corporation	4,018,495
26,010	Plantronics, Inc.	996,703
74,500	Polycom, Inc.[d]	988,615
24,900	QUALCOMM, Inc.	1,589,616
7,303	Salesforce.com, Inc.[d]	1,137,296
111,880	Teradyne, Inc.[d]	1,925,455
79,960	Texas Instruments, Inc.	2,553,922
29,022	TIBCO Software, Inc.[d]	954,824
18,000	VeriFone Systems, Inc.[d]	857,520
38,205	Xilinx, Inc.	1,389,898

	Total	49,419,608

Materials (0.6%)
40,000	AK Steel Holding Corporation	296,800
9,393	Albemarle Corporation	613,363
9,000	Buckeye Technologies, Inc.	291,690
8,100	Eagle Materials, Inc.	285,282
105,338	Freeport-McMoRan Copper & Gold, Inc.	4,034,445
8,800	H.B. Fuller Company	289,520
5,730	LyondellBasell Industries NV	239,400
12,900	Materials Select Sector SPDR Fund	473,043
6,208	Sigma-Aldrich Corporation	440,147
14,286	Silgan Holdings, Inc.	626,727
39,788	Steel Dynamics, Inc.	508,093
15,520	SunCoke Energy, Inc.[d]	236,214

	Total	8,334,724

Telecommunications Services (0.1%)
22,443	Verizon Communications, Inc.	906,248

	Total	906,248

Utilities (0.4%)
26,400	CMS Energy Corporation	606,936
25,630	Exelon Corporation	999,826
36,670	NiSource, Inc.	903,915
36,027	NV Energy, Inc.	599,850
54,700	PNM Resources, Inc.	1,026,172
15,000	Public Service Enterprise Group, Inc.	467,250
23,582	Southwest Gas Corporation	990,916

	Total	5,594,865

	Total Common Stock (cost $216,346,515)	242,693,786

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Asset-Backed Securities (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
778,270	0.389%, 8/25/2036[e]	607,286
	GSAMP Trust
805,454	0.419%, 2/25/2036[e]	641,209
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,575,402
	Morgan Stanley Capital, Inc.
737,146	0.389%, 2/25/2037[e]	394,280
	Renaissance Home Equity Loan Trust
3,401,754	5.746%, 5/25/2036	2,201,149
1,780,000	6.011%, 5/25/2036	1,016,295

	Total	6,435,621

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Basic Materials (0.2%)
	ArcelorMittal
20,000	5.375%, 6/1/2013	$20,746
	Arch Coal, Inc.
325,000	7.000%, 6/15/2019[f,g]	290,875
	BHP Billiton Finance, Ltd.
45,000	1.000%, 2/24/2015	45,127
	Dow Chemical Company
45,000	5.900%, 2/15/2015	50,576
45,000	4.250%, 11/15/2020	47,761
	FMG Resources Property, Ltd.
325,000	8.250%, 11/1/2019[f]	351,813
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
340,000	8.875%, 2/1/2018	356,150
	International Paper Company
20,000	5.300%, 4/1/2015	21,960
	LyondellBasell Industries NV
365,000	5.000%, 4/15/2019[f]	376,862
	Novelis, Inc.
325,000	8.375%, 12/15/2017	351,000
	Rio Tinto Finance USA, Ltd.
70,000	1.125%, 3/20/2015	69,954

	Total	1,982,824

Capital Goods (0.1%)
	Bombardier, Inc.
340,000	5.750%, 3/15/2022[f]	335,325
	Case New Holland, Inc.
325,000	7.875%, 12/1/2017	378,625
	Caterpillar Financial Services Corporation
45,000	1.050%, 3/26/2015	45,350
	John Deere Capital Corporation
20,000	0.875%, 4/17/2015	20,033
	Raytheon Company
45,000	1.625%, 10/15/2015	45,939
	RBS Global, Inc./Rexnord, LLC
40,000	8.500%, 5/1/2018	43,500
	Textron, Inc.
19,000	5.600%, 12/1/2017	20,793
	UR Financing Escrow Corporation
340,000	7.375%, 5/15/2020[f]	357,000

	Total	1,246,565

Collateralized Mortgage Obligations (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
374,923	5.500%, 11/25/2035	312,537
	CitiMortgage Alternative Loan Trust
1,252,216	5.750%, 4/25/2037	875,448
	Countrywide Alternative Loan Trust
260,654	6.000%, 1/25/2037	179,919
1,110,964	5.500%, 5/25/2037	775,595
916,941	7.000%, 10/25/2037	578,205
	Countrywide Home Loans, Inc.
571,354	5.750%, 4/25/2037	486,546
	Deutsche Alt-A Securities, Inc.
232,498	5.500%, 10/25/2021	226,448
412,207	6.000%, 10/25/2021	357,383
	J.P. Morgan Mortgage Trust
112,682	4.935%, 10/25/2036	88,290
1,107,092	6.250%, 8/25/2037	702,349
	MASTR Alternative Loans Trust
303,290	6.500%, 7/25/2034	317,695
	Merrill Lynch Alternative Note Asset Trust
283,876	6.000%, 3/25/2037	210,862
	Sequoia Mortgage Trust
412,837	5.331%, 9/20/2046	138,747
	WaMu Mortgage Pass Through Certificates
203,090	2.514%, 9/25/2036	144,084
418,217	2.577%, 10/25/2036	288,557

	Total	5,682,665

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
1,400,000	5.647%, 4/10/2049	1,588,971
2,550,000	5.624%, 6/10/2049	2,865,134
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,606,230
	Credit Suisse First Boston Mortgage Securities
1,300,000	5.542%, 1/15/2049	1,412,368
	Credit Suisse Mortgage Capital Certificates
1,625,000	5.509%, 9/15/2039	1,571,162
	Greenwich Capital Commercial Funding Corporation
900,000	5.867%, 12/10/2049	855,207
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
750,000	5.742%, 2/12/2049	728,634
	Morgan Stanley Capital, Inc.
450,000	5.406%, 3/15/2044	428,944
	Wachovia Bank Commercial Mortgage Trust
1,050,000	5.603%, 10/15/2048	1,031,911

	Total	12,088,561

Communications Services (0.3%)
	AT&T, Inc.
90,000	2.400%, 8/15/2016	93,648
	Cablevision Systems Corporation
325,000	8.625%, 9/15/2017	356,687
	CCO Holdings, LLC
325,000	7.000%, 1/15/2019	347,750
	CenturyLink, Inc.
75,000	5.800%, 3/15/2022	74,355

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Communications Services (0.3%) - continued
	Clear Channel Worldwide Holdings, Inc.
$95,000	7.625%, 3/15/2020[f]	$94,050
245,000	7.625%, 3/15/2020[f]	238,262
	Comcast Corporation
70,000	6.500%, 1/15/2015	79,971
	DIRECTV Holdings, LLC
45,000	2.400%, 3/15/2017[f]	45,100
	Hughes Satellite Systems Corporation
325,000	6.500%, 6/15/2019	347,750
	Intelsat Jackson Holdings SA
325,000	7.250%, 4/1/2019	338,813
	Level 3 Financing, Inc.
320,000	8.625%, 7/15/2020[f]	335,200
	Nara Cable Funding, Ltd.
340,000	8.875%, 12/1/2018[f]	311,100
	NBCUniversal Media, LLC
45,000	2.875%, 4/1/2016	47,060
	News America, Inc.
20,000	5.300%, 12/15/2014	22,099
	Sprint Nextel Corporation
170,000	9.125%, 3/1/2017[f]	168,725
155,000	9.000%, 11/15/2018[f]	170,694
	Time Warner Cable, Inc.
20,000	7.500%, 4/1/2014	22,381
20,000	3.500%, 2/1/2015	21,167
	UPCB Finance V, Ltd.
325,000	7.250%, 11/15/2021[f]	342,062
	Verizon Communications, Inc.
90,000	5.500%, 2/15/2018	106,520
	Virgin Media Finance plc
340,000	5.250%, 2/15/2022	340,000
	Vivendi SA
45,000	2.400%, 4/10/2015[f]	44,649
	Vodafone Group plc
45,000	3.375%, 11/24/2015	48,240

	Total	3,996,283

Consumer Cyclical (0.2%)
	Chrysler Group, LLC
370,000	8.000%, 6/15/2019[g]	382,950
	Federated Retail Holdings, Inc.
45,000	5.900%, 12/1/2016	51,660
	Ford Motor Credit Company, LLC
340,000	5.000%, 5/15/2018	367,414
	Lennar Corporation
335,000	12.250%, 6/1/2017	431,313
	Limited Brands, Inc.
270,000	5.625%, 2/15/2022	271,687
	Macy’s Retail Holdings, Inc.
45,000	3.875%, 1/15/2022	46,329
	MGM Resorts International
285,000	11.125%, 11/15/2017	322,763
	Rite Aid Corporation
325,000	7.500%, 3/1/2017	332,312
	Service Corporation International
340,000	8.000%, 11/15/2021	388,450
	Time Warner, Inc.
20,000	3.150%, 7/15/2015	21,170
	Toys R Us Property Company II, LLC
330,000	8.500%, 12/1/2017	343,200
	Viacom, Inc.
10,000	4.375%, 9/15/2014	10,772
10,000	1.250%, 2/27/2015	10,020
	Volkswagen International Finance NV
100,000	1.625%, 3/22/2015[f]	100,329

	Total	3,080,369

Consumer Non-Cyclical (0.2%)
	Anheuser-Busch InBev Worldwide, Inc.
20,000	1.016%, 1/27/2014[e]	20,121
	Aristotle Holding, Inc.
20,000	2.750%, 11/21/2014[f]	20,556
	Boston Scientific Corporation
70,000	5.450%, 6/15/2014	75,613
	Community Health Systems, Inc.
135,000	8.875%, 7/15/2015	139,388
340,000	8.000%, 11/15/2019[f]	359,550
	Express Scripts, Inc.
20,000	3.125%, 5/15/2016	20,859
	Fresenius Medical Care US Finance II, Inc.
325,000	5.625%, 7/31/2019[f]	330,688
	Gilead Sciences, Inc.
20,000	2.400%, 12/1/2014	20,705
20,000	3.050%, 12/1/2016	21,147
	HCA, Inc.
340,000	5.875%, 3/15/2022	345,525
	JBS USA, LLC
325,000	7.250%, 6/1/2021[f]	310,375
	Kinetic Concepts, Inc./KCI USA, Inc.
325,000	10.500%, 11/1/2018[f]	335,156
	Lorillard Tobacco Company
50,000	3.500%, 8/4/2016	52,394
	Reynolds Group Issuer, Inc.
325,000	6.875%, 2/15/2021[f]	334,750
	SABMiller Holdings, Inc.
50,000	1.850%, 1/15/2015[f]	50,703
50,000	2.450%, 1/15/2017[f]	51,205
	Teva Pharmaceutical Finance IV, LLC
20,000	1.700%, 11/10/2014	20,330
	Tyson Foods, Inc.
45,000	10.500%, 3/1/2014	51,862
	Valeant Pharmaceuticals International
325,000	6.875%, 12/1/2018[f]	334,750

	Total	2,895,677

Energy (0.1%)
	Anadarko Petroleum Corporation
10,000	5.750%, 6/15/2014	10,869
	Apache Corporation
45,000	1.750%, 4/15/2017	45,489
	BP Capital Markets plc
45,000	3.625%, 5/8/2014	47,301
45,000	3.125%, 10/1/2015	47,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Energy (0.1%) - continued
	Concho Resources, Inc.
$580,000	5.500%, 10/1/2022	$580,000
	Denbury Resources, Inc.
325,000	6.375%, 8/15/2021	344,500
	Harvest Operations Corporation
300,000	6.875%, 10/1/2017[f]	316,500
	Linn Energy, LLC
325,000	7.750%, 2/1/2021	342,875
	Phillips 66
25,000	1.950%, 3/5/2015[f]	25,243
25,000	2.950%, 5/1/2017[f]	25,653
	Suncor Energy, Inc.
20,000	6.100%, 6/1/2018	23,997
	Weatherford International, Ltd.
45,000	6.750%, 9/15/2040	50,173

	Total	1,860,195

Financials (0.3%)
	Ally Financial, Inc.
340,000	5.500%, 2/15/2017	347,490
	American Express Company
20,000	7.250%, 5/20/2014	22,318
	American Express Credit Corporation
45,000	2.375%, 3/24/2017	45,886
	American International Group, Inc.
45,000	3.000%, 3/20/2015	45,774
45,000	3.800%, 3/22/2017	46,477
	ANZ National International, Ltd.
45,000	3.125%, 8/10/2015[f]	46,481
	Bank of America Corporation
90,000	7.750%, 8/15/2015	99,034
115,000	3.875%, 3/22/2017	114,712
	Bank of New York Mellon Corporation
45,000	1.700%, 11/24/2014	45,789
	Bank of Nova Scotia
45,000	1.850%, 1/12/2015	45,859
	Capital One Financial Corporation
15,000	1.617%, 7/15/2014[e]	14,897
45,000	2.150%, 3/23/2015	45,292
	CIT Group, Inc.
340,000	7.000%, 5/2/2017[f]	340,850
	Citigroup, Inc.
45,000	5.850%, 7/2/2013	46,938
45,000	5.125%, 5/5/2014	47,151
70,000	5.000%, 9/15/2014	72,391
70,000	4.750%, 5/19/2015	73,542
	CNA Financial Corporation
115,000	7.350%, 11/15/2019	136,429
	Credit Suisse New York, NY
20,000	5.500%, 5/1/2014	21,496
	Credit Suisse USA, Inc.
45,000	5.375%, 3/2/2016	50,218
	Developers Diversified Realty Corporation
125,000	7.500%, 4/1/2017	143,360
	Discover Bank
45,000	8.700%, 11/18/2019	56,759
	Eksportfinans ASA
30,000	3.000%, 11/17/2014	28,570
	General Electric Capital Corporation
30,000	1.166%, 4/24/2014[e]	30,053
45,000	0.734%, 9/15/2014[e]	44,477
45,000	2.150%, 1/9/2015	45,780
20,000	1.390%, 5/9/2016[e]	19,705
20,000	2.950%, 5/9/2016	20,847
30,000	2.300%, 4/27/2017	30,041
45,000	6.750%, 3/15/2032	54,848
	Goldman Sachs Group, Inc.
45,000	5.000%, 10/1/2014	47,150
45,000	3.700%, 8/1/2015	45,745
45,000	0.924%, 3/22/2016[e]	40,830
	Hartford Financial Services Group, Inc.
10,000	7.300%, 11/1/2015	11,261
45,000	4.000%, 10/15/2017	45,084
	Health Care REIT, Inc.
45,000	6.500%, 3/15/2041	48,136
	HSBC Bank plc
20,000	1.266%, 1/17/2014[e,f]	20,072
	HSBC Holdings plc
30,000	4.000%, 3/30/2022	30,478
	Icahn Enterprises, LP
340,000	8.000%, 1/15/2018	363,375
	International Lease Finance Corporation
340,000	5.875%, 4/1/2019	333,919
	J.P. Morgan Chase & Company
45,000	4.650%, 6/1/2014	47,925
115,000	1.875%, 3/20/2015	115,763
	J.P. Morgan Chase Bank NA
20,000	0.804%, 6/13/2016[e]	18,683
	Lloyds TSB Bank plc
120,000	4.200%, 3/28/2017	121,744
	Metlife Institutional Funding II
45,000	1.368%, 4/4/2014[e,f]	45,158
	Morgan Stanley
70,000	6.000%, 5/13/2014	72,822
70,000	4.750%, 3/22/2017	69,873
	Murray Street Investment Trust I
50,000	4.647%, 3/9/2017	50,300
	PNC Funding Corporation
50,000	3.300%, 3/8/2022	50,562
	Prudential Financial, Inc.
50,000	6.200%, 11/15/2040	55,873
	Regions Bank
80,000	7.500%, 5/15/2018	90,400
	Royal Bank of Scotland plc
45,000	4.875%, 8/25/2014[f]	46,436
	SLM Corporation
70,000	6.250%, 1/25/2016	72,100
	Svenska Handelsbanken AB
45,000	3.125%, 7/12/2016	46,236
	U.S. Bancorp
45,000	3.150%, 3/4/2015	47,571
	Ventas Realty, LP
10,000	4.000%, 4/30/2019	10,169
	Wachovia Corporation
115,000	5.625%, 10/15/2016	129,471
	WEA Finance, LLC
20,000	5.125%, 11/15/2014[f]	21,326
45,000	5.700%, 10/1/2016[f]	49,864

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Financials (0.3%) - continued
	Wells Fargo & Company
$60,000	2.100%, 5/8/2017[c]	$60,026

	Total	4,391,816

Mortgage-Backed Securities (4.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,480,000	3.000%, 5/1/2027[c]	2,586,176
8,500,000	3.000%, 6/1/2027[c]	8,838,672
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
8,500,000	3.000%, 5/1/2027[c]	8,869,223
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
25,687,500	4.000%, 5/1/2042[c]	27,168,539
4,950,000	3.500%, 6/1/2042[c]	5,125,570
11,012,500	5.500%, 6/1/2042[c]	12,027,715

	Total	64,615,895

Technology (<0.1%)
	First Data Corporation
340,000	7.375%, 6/15/2019[f]	347,650
	Hewlett-Packard Company
45,000	2.024%, 9/19/2014[e]	45,604
75,000	2.600%, 9/15/2017	75,107
	Xerox Corporation
30,000	7.200%, 4/1/2016	35,049

	Total	503,410

Transportation (0.1%)
	Avis Budget Car Rental, LLC
435,000	8.250%, 1/15/2019	455,662
	Continental Airlines, Inc.
340,000	6.750%, 9/15/2015[f]	348,075
30,000	4.150%, 4/11/2024	29,550
	CSX Corporation
20,000	6.250%, 4/1/2015	23,000
	Delta Air Lines, Inc.
60,000	6.750%, 5/23/2017	60,078
	Kansas City Southern de Mexico SA de CV
60,000	8.000%, 2/1/2018	66,750

	Total	983,115

U.S. Government and Agencies (0.7%)
	Eksportfinans ASA
30,000	5.500%, 5/25/2016	29,538
	U.S. Treasury Bonds
1,175,000	4.375%, 5/15/2040	1,472,973
	U.S. Treasury Notes
4,725,000	2.500%, 4/30/2015	5,019,576
2,610,000	2.000%, 2/15/2022	2,629,575

	Total	9,151,662

Utilities (0.1%)
	AES Corporation
330,000	7.375%, 7/1/2021[f]	367,125
	CenterPoint Energy, Inc.
60,000	6.850%, 6/1/2015	68,108
	Consolidated Edison Company of New York, Inc.
50,000	4.200%, 3/15/2042	51,387
	Energy Transfer Partners, LP
30,000	7.500%, 7/1/2038	34,248
	Exelon Corporation
70,000	4.900%, 6/15/2015	76,596
	FirstEnergy Solutions Corporation
70,000	4.800%, 2/15/2015	75,619
	Inergy, LP
160,000	7.000%, 10/1/2018	164,000
	ITC Holdings Corporation
30,000	5.875%, 9/30/2016[f]	34,456
	Markwest Energy Partners, LP
325,000	6.500%, 8/15/2021	344,500
	Nisource Finance Corporation
20,000	5.400%, 7/15/2014	21,699
	NiSource Finance Corporation
20,000	6.400%, 3/15/2018	23,572
	Pacific Gas & Electric Company
45,000	5.625%, 11/30/2017	54,009
	Sempra Energy
30,000	2.300%, 4/1/2017	30,771
45,000	6.150%, 6/15/2018	54,514

	Total	1,400,604

	Total Long-Term Fixed Income (cost $118,424,320)	120,315,262

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
800	U.S. Bancorp, 6.000%[d,h]	20,640

	Total	20,640

	Total Preferred Stock (cost $20,000)	20,640

Shares	Collateral Held for Securities Loaned (<0.1%)	Value
444,099	Thrivent Financial Securities Lending Trust	444,099

	Total Collateral Held for Securities Loaned (cost $444,099)	444,099

Principal Amount	Short-Term Investments (8.7%)[i]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.090%, 5/4/2012[j]	4,999,962
13,000,000	0.095%, 5/9/2012[j]	12,999,726
3,000,000	0.075%, 5/16/2012[j]	2,999,906
3,000,000	0.055%, 5/18/2012[j]	2,999,922
3,000,000	0.085%, 5/23/2012[j,k]	2,999,844
5,000,000	0.095%, 6/6/2012[j]	4,999,525
15,000,000	0.100%, 6/13/2012[j]	14,998,208
17,000,000	0.100%, 6/15/2012[j]	16,997,875
30,000,000	0.090%, 6/20/2012[j]	29,996,250
	Federal Home Loan Mortgage Corporation Discount Notes
20,000,000	0.060%, 6/7/2012[j]	19,998,767

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Short-Term Investments (8.7%)[i]	Value
	Federal National Mortgage Association Discount Notes
300,000	0.120%, 7/18/2012[j,k]	$299,922
	U.S. Treasury Bills
2,800,000	0.100%, 7/19/2012[j,k]	2,799,386

	Total Short-Term Investments (at amortized cost)	117,089,293

	Total Investments (cost $1,348,432,835) 104.8%	$1,414,223,791

	Other Assets and Liabilities, Net (4.8%)	(64,363,504)

	Total Net Assets 100.0%	$1,349,860,287

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $7,724,668 or 0.6% of total net assets.

g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
k	At April 30, 2012, $6,099,152 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$92,748,851
Gross unrealized depreciation	(40,540,534)

Net unrealized appreciation (depreciation)	$52,208,317

Cost for federal income tax purposes	$1,362,015,474

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	368,964	–	368,964	–
Communications Services	1,937,165	–	1,937,165	–
Consumer Cyclical	707,531	–	707,531	–
Consumer Non-Cyclical	700,133	–	700,133	–
Technology	1,003,084	–	1,003,084	–
Transportation	440,440	–	440,440	–

Mutual Funds
Equity Mutual Funds	721,257,587	721,257,587	–	–
Fixed Income Mutual Funds	207,245,807	207,245,807	–	–

Common Stock
Consumer Discretionary	30,139,063	30,139,063	–	–
Consumer Staples	17,249,767	17,249,767	–	–
Energy	22,273,431	21,090,723	1,182,708	–
Financials	40,842,483	40,842,483	–	–
Health Care	35,430,167	35,430,167	–	–
Industrials	32,503,430	32,503,430	–	–
Information Technology	49,419,608	49,419,608	–	–
Materials	8,334,724	8,334,724	–	–
Telecommunications Services	906,248	906,248	–	–
Utilities	5,594,865	5,594,865	–	–

Long-Term Fixed Income
Asset-Backed Securities	6,435,621	–	6,435,621	–
Basic Materials	1,982,824	–	1,982,824	–
Capital Goods	1,246,565	–	1,246,565	–
Collateralized Mortgage Obligations	5,682,665	–	5,682,665	–
Commercial Mortgage-Backed Securities	12,088,561	–	12,088,561	–
Communications Services	3,996,283	–	3,996,283	–
Consumer Cyclical	3,080,369	–	3,080,369	–
Consumer Non-Cyclical	2,895,677	–	2,895,677	–
Energy	1,860,195	–	1,860,195	–
Financials	4,391,816	–	4,331,790	60,026
Mortgage-Backed Securities	64,615,895	–	64,615,895	–
Technology	503,410	–	503,410	–
Transportation	983,115	–	983,115	–
U.S. Government and Agencies	9,151,662	–	9,151,662	–
Utilities	1,400,604	–	1,400,604	–

Preferred Stock
Financials	20,640	20,640	–	–
Collateral Held for Securities Loaned	444,099	444,099	–	–
Short-Term Investments	117,089,293	–	117,089,293	–

Total	$1,414,223,791	$1,170,479,211	$243,684,554	$60,026

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,388,591	2,388,591	–	–

Total Asset Derivatives	$2,388,591	$2,388,591	$–	$–

Liability Derivatives
Futures Contracts	630,917	630,917	–	–

Total Liability Derivatives	$630,917	$630,917	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(60)	June 2012	($13,213,880)	($13,232,813)	($18,933)
10-Yr. U.S. Treasury Bond Futures	10	June 2012	1,313,468	1,322,812	9,344
20-Yr. U.S. Treasury Bond Futures	115	June 2012	16,043,046	16,430,625	387,579
Mini MSCI EAFE Index Futures	250	June 2012	18,978,761	18,832,500	(146,261)
Russell 2000 Index Mini-Futures	(651)	June 2012	(53,018,104)	(53,049,990)	(31,886)
S&P 400 Index Mini-Futures	(621)	June 2012	(61,020,323)	(61,454,160)	(433,837)
S&P 500 Index Futures	298	June 2012	101,831,532	103,823,200	1,991,668
Total Futures Contracts					$1,757,674

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	396,923
Total Interest Rate Contracts		396,923

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,991,668
Total Equity Contracts		1,991,668

Total Asset Derivatives		$2,388,591

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	611,984
Total Equity Contracts		611,984

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	18,933
Total Interest Rate Contracts		18,933

Total Liability Derivatives		$630,917

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(390,521)

Total Interest Rate Contracts		(390,521)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,534,120

Total Equity Contracts		2,534,120

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(46,682)

Total Foreign Exchange Contracts		(46,682)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	392,720

Total Credit Contracts		392,720

Total		$2,489,637

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(3,204,387)
Total Equity Contracts		(3,204,387)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	373,544
Total Interest Rate Contracts		373,544

Total		($2,830,843)

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$232,648,606	18.1%	N/A	N/A	N/A	N/A
Interest Rate Contracts	30,097,149	2.3	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$304,961	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$2,597,536	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Natural Resources	$41,493,093	$59,917	$10,000,000	3,041,479	$29,654,418	$59,917
Partner Small Cap Growth	37,791,279	–	–	3,151,900	41,951,787	–
Partner Small Cap Value	24,958,861	428,235	–	1,671,574	27,681,272	165,551
Small Cap Stock	20,116,885	–	–	1,344,712	21,838,115	–
Mid Cap Growth	34,838,195	260,574	–	1,772,686	38,201,393	–
Partner Mid Cap Value	41,875,958	337,426	–	3,639,699	46,005,801	337,426
Mid Cap Stock	61,972,814	–	–	4,016,385	67,274,442	–
Partner Worldwide Allocation	160,191,758	1,679,324	–	19,423,219	168,982,007	1,679,324
Large Cap Growth	75,300,710	4,992	–	14,262,471	84,576,453	4,992
Large Cap Value	95,157,821	1,829,380	–	7,437,992	106,214,530	1,829,380
Large Cap Stock	69,966,193	853,991	–	3,297,726	77,760,377	853,991
Equity Income Plus	10,216,465	98,132	–	1,167,751	11,116,992	98,132
High Yield	49,636,073	1,910,006	1,073,941	10,688,916	52,268,799	1,910,006
Income	95,605,280	1,875,841	13,443,518	9,591,395	86,418,467	1,875,841
Government Bond	26,460,294	747,329	2,429,576	2,320,156	24,616,855	187,753
Limited Maturity Bond	49,011,536	442,578	5,896,322	3,515,335	43,941,686	442,578
Thrivent Financial Securities Lending Trust	–	444,099	–	444,099	444,099	18
Total Value and Income Earned	894,593,215				928,947,493	9,444,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Bank Loans (0.5%)[a]	Value
Basic Materials (<0.1%)
	Ineos Group Holdings, Term Loan
$494,180	5.250%, 5/4/2018[b,c]	$496,033

	Total	496,033

Communications Services (0.2%)
	Atlantic Broadband Finance, LLC, Term Loan
525,000	4.000%, 3/20/2019[b,c]	526,969
	Charter Communications Operation, Term Loan
420,000	4.000%, 3/28/2019	418,366
	Clear Channel Communications, Term Loan
525,000	3.650%, 1/29/2016[b,c]	423,134
	Lawson Software, Inc., Term Loan
525,000	7.482%, 3/16/2018	531,563
	Toys R Us, Inc., Term Loan
420,000	5.750%, 5/25/2018	410,025

	Total	2,310,057

Consumer Cyclical (0.1%)
	Burlington Coat Factory, Term Loan
315,000	4.750%, 2/23/2017[b,c]	314,902
	Chrysler Group, LLC, Term Loan
525,000	4.750%, 5/24/2017[b,c]	534,083

	Total	848,985

Consumer Non-Cyclical (0.1%)
	Roundy’s Supermarkets, Inc., Term Loan
525,000	4.500%, 2/13/2019[b,c]	529,756
	Visant Corporation, Term Loan
315,000	4.000%, 12/22/2016[b,c]	310,332

	Total	840,088

Technology (0.1%)
	First Data Corporation Extended, Term Loan
525,000	4.240%, 3/26/2018	478,490
	Freescale Semiconductor, Inc., Term Loan
220,000	4.750%, 2/28/2019[b,c]	220,000
	Intelsat Jackson Holdings SA, Term Loan
525,000	5.250%, 4/2/2018	527,462

	Total	1,225,952

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
525,000	4.250%, 4/20/2017[b,c]	525,525

	Total	525,525

	Total Bank Loans (cost $6,240,513)	6,246,640

Shares	Mutual Funds (69.6%)	Value
Equity Mutual Funds (38.5%)
2,739,166	Thrivent Natural Resources Fund	26,706,868
1,851,274	Thrivent Partner Small Cap Growth Fund[d]	24,640,462
1,582,271	Thrivent Partner Small Cap Value Fund	26,202,403
882,584	Thrivent Small Cap Stock Fund[d]	14,333,167
741,659	Thrivent Mid Cap Growth Fund	15,982,750
2,203,370	Thrivent Partner Mid Cap Value Fund	27,850,594
2,616,880	Thrivent Mid Cap Stock Fund[d]	43,832,742
15,371,774	Thrivent Partner Worldwide Allocation Fund	133,734,432
11,226,944	Thrivent Large Cap Growth Fund	66,575,780
6,764,619	Thrivent Large Cap Value Fund	96,598,754
1,435,716	Thrivent Large Cap Stock Fund	33,854,177
1,140,512	Thrivent Equity Income Plus Fund	10,857,675

	Total	521,169,804

Fixed Income Mutual Funds (31.1%)
10,691,161	Thrivent High Yield Fund	52,279,779
20,772,156	Thrivent Income Fund	187,157,130
2,350,658	Thrivent Government Bond Fund	24,940,476
12,618,948	Thrivent Limited Maturity Bond Fund	157,736,847

	Total	422,114,232

	Total Mutual Funds (cost $899,078,497)	943,284,036

Principal Amount	Long-Term Fixed Income (13.6%)	Value
Asset-Backed Securities (0.4%)
	Citigroup Mortgage Loan Trust, Inc.
1,323,060	0.389%, 8/25/2036[e]	1,032,386
	GSAMP Trust
1,713,732	0.419%, 2/25/2036[e]	1,364,275
	J.P. Morgan Mortgage Acquisition Corporation
2,000,000	5.461%, 10/25/2036	1,575,402
	Morgan Stanley Capital, Inc.
1,375,061	0.389%, 2/25/2037[e]	735,484
	Renaissance Home Equity Loan Trust
2,280,000	6.011%, 5/25/2036	1,301,771

	Total	6,009,318

Basic Materials (0.2%)
	ArcelorMittal
85,000	5.375%, 6/1/2013	88,170
	Arch Coal, Inc.
390,000	7.000%, 6/15/2019[f,g]	349,050
	BHP Billiton Finance, Ltd.
200,000	1.000%, 2/24/2015	200,564
	Dow Chemical Company
200,000	5.900%, 2/15/2015	224,783
200,000	4.250%, 11/15/2020	212,270
	FMG Resources Property, Ltd.
390,000	8.250%, 11/1/2019[f]	422,175
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
405,000	8.875%, 2/1/2018	424,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (13.6%)	Value
Basic Materials (0.2%) - continued
	International Paper Company
$90,000	5.300%, 4/1/2015	$98,818
	LyondellBasell Industries NV
435,000	5.000%, 4/15/2019[f]	449,138
	Novelis, Inc.
390,000	8.375%, 12/15/2017	421,200
	Rio Tinto Finance USA, Ltd.
310,000	1.125%, 3/20/2015	309,798

	Total	3,200,203

Capital Goods (0.1%)
	Bombardier, Inc.
405,000	5.750%, 3/15/2022[f]	399,431
	Case New Holland, Inc.
390,000	7.875%, 12/1/2017	454,350
	Caterpillar Financial Services Corporation
200,000	1.050%, 3/26/2015	201,555
	John Deere Capital Corporation
90,000	0.875%, 4/17/2015	90,150
	Raytheon Company
200,000	1.625%, 10/15/2015	204,173
	RBS Global, Inc./Rexnord, LLC
50,000	8.500%, 5/1/2018	54,375
	Textron, Inc.
83,000	5.600%, 12/1/2017	90,832
	UR Financing Escrow Corporation
405,000	7.375%, 5/15/2020[f]	425,250

	Total	1,920,116

Collateralized Mortgage Obligations (0.9%)
	Citigroup Mortgage Loan Trust, Inc.
702,981	5.500%, 11/25/2035	586,007
	CitiMortgage Alternative Loan Trust
2,434,863	5.750%, 4/25/2037	1,702,259
	Countrywide Alternative Loan Trust
795,717	6.000%, 4/25/2036	538,235
488,727	6.000%, 1/25/2037	337,349
2,266,367	5.500%, 5/25/2037	1,582,214
1,903,347	7.000%, 10/25/2037	1,200,213
	Countrywide Home Loans, Inc.
1,142,708	5.750%, 4/25/2037	973,092
	Deutsche Alt-A Securities, Inc.
435,933	5.500%, 10/25/2021	424,590
824,413	6.000%, 10/25/2021	714,767
	GSR Mortgage Loan Trust
1,512,316	0.429%, 8/25/2046[e]	1,204,977
	J.P. Morgan Mortgage Trust
511,027	5.737%, 6/25/2036	360,695
211,279	2.772%, 10/25/2036	165,544
1,953,692	6.250%, 8/25/2037	1,239,440
	MASTR Alternative Loans Trust
570,899	6.500%, 7/25/2034	598,014
	Merrill Lynch Alternative Note Asset Trust
532,268	6.000%, 3/25/2037	395,367
	Sequoia Mortgage Trust
736,412	5.331%, 9/20/2046	247,495
	WaMu Mortgage Pass Through Certificates
203,090	2.514%, 9/25/2036	144,084
770,131	2.577%, 10/25/2036	531,367

	Total	12,945,709

Commercial Mortgage-Backed Securities (1.3%)
	Banc of America Commercial Mortgage, Inc.
2,400,000	5.818%, 4/10/2049	2,723,950
1,650,000	5.837%, 6/10/2049	1,853,910
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,606,230
	Credit Suisse First Boston Mortgage Securities
2,400,000	5.542%, 1/15/2049	2,607,449
	Credit Suisse Mortgage Capital Certificates
3,000,000	5.509%, 9/15/2039	2,900,607
	Greenwich Capital Commercial Funding Corporation
1,600,000	5.867%, 12/10/2049	1,520,368
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,200,000	5.925%, 2/12/2049	1,165,814
	Morgan Stanley Capital, Inc.
750,000	5.406%, 3/15/2044	714,907
	Wachovia Bank Commercial Mortgage Trust
1,800,000	5.603%, 10/15/2048	1,768,989

	Total	16,862,224

Communications Services (0.5%)
	AT&T, Inc.
400,000	2.400%, 8/15/2016	416,213
	Cablevision Systems Corporation
390,000	8.625%, 9/15/2017	428,025
	CCO Holdings, LLC
390,000	7.000%, 1/15/2019	417,300
	CenturyLink, Inc.
325,000	5.800%, 3/15/2022	322,206
	Clear Channel Worldwide Holdings, Inc.
115,000	7.625%, 3/15/2020[f]	113,850
290,000	7.625%, 3/15/2020[f]	282,025
	Comcast Corporation
310,000	6.500%, 1/15/2015	354,156
	DIRECTV Holdings, LLC
200,000	2.400%, 3/15/2017[f]	200,445
	Hughes Satellite Systems Corporation
390,000	6.500%, 6/15/2019	417,300
	Intelsat Jackson Holdings SA
390,000	7.250%, 4/1/2019	406,575
	Level 3 Financing, Inc.
400,000	8.625%, 7/15/2020[f]	419,000
	Nara Cable Funding, Ltd.
405,000	8.875%, 12/1/2018[f]	370,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (13.6%)	Value
Communications Services (0.5%) - continued
	NBCUniversal Media, LLC
$200,000	2.875%, 4/1/2016	$209,156
	News America, Inc.
90,000	5.300%, 12/15/2014	99,447
	Sprint Nextel Corporation
210,000	9.125%, 3/1/2017[f]	208,425
180,000	9.000%, 11/15/2018[f]	198,225
	Time Warner Cable, Inc.
90,000	7.500%, 4/1/2014	100,712
90,000	3.500%, 2/1/2015	95,250
	UPCB Finance V, Ltd.
390,000	7.250%, 11/15/2021[f]	410,475
	Verizon Communications, Inc.
400,000	5.500%, 2/15/2018	473,424
	Virgin Media Finance plc
405,000	5.250%, 2/15/2022	405,000
	Vivendi SA
200,000	2.400%, 4/10/2015[f]	198,439
	Vodafone Group plc
200,000	3.375%, 11/24/2015	214,398

	Total	6,760,621

Consumer Cyclical (0.4%)
	Chrysler Group, LLC
1,130,000	8.000%, 6/15/2019[g]	1,169,550
	Daimler Finance North America, LLC
150,000	1.249%, 4/10/2014[e,f]	149,970
150,000	1.650%, 4/10/2015[f]	150,437
	Federated Retail Holdings, Inc.
200,000	5.900%, 12/1/2016	229,601
	Ford Motor Credit Company, LLC
405,000	5.000%, 5/15/2018	437,655
	Lennar Corporation
380,000	12.250%, 6/1/2017	489,250
	Limited Brands, Inc.
320,000	5.625%, 2/15/2022	322,000
	Macy’s Retail Holdings, Inc.
200,000	3.875%, 1/15/2022	205,907
	MGM Resorts International
350,000	11.125%, 11/15/2017	396,375
	Rite Aid Corporation
390,000	7.500%, 3/1/2017	398,775
	Service Corporation International
405,000	8.000%, 11/15/2021	462,712
	Time Warner, Inc.
90,000	3.150%, 7/15/2015	95,265
	Toys R Us Property Company II, LLC
390,000	8.500%, 12/1/2017	405,600
	Viacom, Inc.
65,000	4.375%, 9/15/2014	70,019
65,000	1.250%, 2/27/2015	65,129
	Volkswagen International Finance NV
200,000	1.625%, 3/22/2015[f]	200,657

	Total	5,248,902

Consumer Non-Cyclical (0.4%)
	Anheuser-Busch InBev Worldwide, Inc.
90,000	1.016%, 1/27/2014[e]	90,546
	Aristotle Holding, Inc.
90,000	2.750%, 11/21/2014[f]	92,503
	Boston Scientific Corporation
310,000	5.450%, 6/15/2014	334,858
	Community Health Systems, Inc.
135,000	8.875%, 7/15/2015	139,388
405,000	8.000%, 11/15/2019[f,g]	428,287
	Express Scripts, Inc.
90,000	3.125%, 5/15/2016	93,865
	Fresenius Medical Care US Finance II, Inc.
390,000	5.625%, 7/31/2019[f]	396,825
	Gilead Sciences, Inc.
90,000	2.400%, 12/1/2014	93,170
90,000	3.050%, 12/1/2016	95,162
	HCA, Inc.
405,000	5.875%, 3/15/2022	411,581
	JBS USA, LLC
380,000	7.250%, 6/1/2021[f]	362,900
	Kinetic Concepts, Inc./KCI USA, Inc.
390,000	10.500%, 11/1/2018[f]	402,187
	Lorillard Tobacco Company
245,000	3.500%, 8/4/2016	256,729
	Reynolds Group Issuer, Inc.
390,000	6.875%, 2/15/2021[f]	401,700
	SABMiller Holdings, Inc.
225,000	1.850%, 1/15/2015[f]	228,163
225,000	2.450%, 1/15/2017[f]	230,424
	Teva Pharmaceutical Finance IV, LLC
90,000	1.700%, 11/10/2014	91,485
	Tyson Foods, Inc.
200,000	10.500%, 3/1/2014	230,500
	Valeant Pharmaceuticals International
390,000	6.875%, 12/1/2018[f]	401,700

	Total	4,781,973

Energy (0.2%)
	Anadarko Petroleum Corporation
45,000	5.750%, 6/15/2014	48,908
	Apache Corporation
200,000	1.750%, 4/15/2017	202,175
	BP Capital Markets plc
200,000	3.625%, 5/8/2014	210,228
200,000	3.125%, 10/1/2015	211,533
	Concho Resources, Inc.
685,000	5.500%, 10/1/2022	685,000
	Denbury Resources, Inc.
390,000	6.375%, 8/15/2021	413,400
	Harvest Operations Corporation
350,000	6.875%, 10/1/2017[f]	369,250
	Linn Energy, LLC
390,000	7.750%, 2/1/2021	411,450
	Phillips 66
100,000	1.950%, 3/5/2015[f]	100,972
175,000	2.950%, 5/1/2017[f]	179,571
	Suncor Energy, Inc.
90,000	6.100%, 6/1/2018	107,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (13.6%)	Value
Energy (0.2%) - continued
	Weatherford International, Ltd.
$200,000	6.750%, 9/15/2040	$222,990

	Total	3,163,465

Financials (1.1%)
	Ally Financial, Inc.
405,000	5.500%, 2/15/2017	413,922
	American Express Company
90,000	7.250%, 5/20/2014	100,429
	American Express Credit Corporation
200,000	2.375%, 3/24/2017	203,936
	American International Group, Inc.
200,000	3.000%, 3/20/2015	203,441
200,000	3.800%, 3/22/2017	206,564
	ANZ National International, Ltd.
200,000	3.125%, 8/10/2015[f]	206,582
	Bank of America Corporation
400,000	7.750%, 8/15/2015	440,152
510,000	3.875%, 3/22/2017	508,724
	Bank of New York Mellon Corporation
200,000	1.700%, 11/24/2014	203,507
	Bank of Nova Scotia
200,000	1.850%, 1/12/2015	203,817
	Capital One Financial Corporation
47,000	1.617%, 7/15/2014[e]	46,676
200,000	2.150%, 3/23/2015	201,296
	CIT Group, Inc.
405,000	7.000%, 5/2/2017[f]	406,012
	Citigroup, Inc.
200,000	5.850%, 7/2/2013	208,615
200,000	5.125%, 5/5/2014	209,558
310,000	5.000%, 9/15/2014	320,589
310,000	4.750%, 5/19/2015	325,686
	CNA Financial Corporation
510,000	7.350%, 11/15/2019	605,033
	Credit Suisse New York, NY
90,000	5.500%, 5/1/2014	96,730
	Credit Suisse USA, Inc.
200,000	5.375%, 3/2/2016	223,191
	Developers Diversified Realty Corporation
540,000	7.500%, 4/1/2017	619,317
	Discover Bank
200,000	8.700%, 11/18/2019	252,261
	Eksportfinans ASA
95,000	3.000%, 11/17/2014	90,473
	General Electric Capital Corporation
95,000	1.166%, 4/24/2014[e]	95,168
200,000	0.734%, 9/15/2014[e]	197,677
200,000	2.150%, 1/9/2015	203,468
90,000	1.390%, 5/9/2016[e]	88,672
90,000	2.950%, 5/9/2016	93,812
95,000	2.300%, 4/27/2017	95,129
200,000	6.750%, 3/15/2032	243,770
	Goldman Sachs Group, Inc.
200,000	5.000%, 10/1/2014	209,555
200,000	3.700%, 8/1/2015	203,311
200,000	0.924%, 3/22/2016[e]	181,465
	Hartford Financial Services Group, Inc.
40,000	7.300%, 11/1/2015	45,046
200,000	4.000%, 10/15/2017	200,372
	Health Care REIT, Inc.
200,000	6.500%, 3/15/2041	213,939
	HSBC Bank plc
90,000	1.266%, 1/17/2014[e,f]	90,324
	HSBC Holdings plc
155,000	4.000%, 3/30/2022	157,471
	Icahn Enterprises, LP
405,000	8.000%, 1/15/2018	432,844
	ING Bank NV
250,000	3.750%, 3/7/2017[f]	246,961
	International Lease Finance Corporation
405,000	5.875%, 4/1/2019	397,757
	J.P. Morgan Chase & Company
200,000	4.650%, 6/1/2014	213,000
510,000	1.875%, 3/20/2015	513,384
	J.P. Morgan Chase Bank NA
90,000	0.804%, 6/13/2016[e]	84,074
	Lloyds TSB Bank plc
555,000	4.200%, 3/28/2017	563,066
	Metlife Institutional Funding II
200,000	1.368%, 4/4/2014[e,f]	200,702
	Morgan Stanley
310,000	6.000%, 5/13/2014	322,496
310,000	4.750%, 3/22/2017	309,437
	Murray Street Investment Trust I
225,000	4.647%, 3/9/2017	226,351
	Nordea Bank AB
225,000	2.250%, 3/20/2015[f]	226,341
	PNC Funding Corporation
225,000	3.300%, 3/8/2022	227,531
	Prudential Covered Trust
150,000	2.997%, 9/30/2015[f]	152,085
	Prudential Financial, Inc.
225,000	6.200%, 11/15/2040	251,429
	Regions Bank
350,000	7.500%, 5/15/2018	395,500
	Royal Bank of Scotland plc
200,000	4.875%, 8/25/2014[f]	206,384
	SLM Corporation
310,000	6.250%, 1/25/2016	319,300
	Svenska Handelsbanken AB
200,000	3.125%, 7/12/2016	205,495
	U.S. Bancorp
200,000	3.150%, 3/4/2015	211,427
	Ventas Realty, LP
45,000	4.000%, 4/30/2019	45,759
	Wachovia Corporation
510,000	5.625%, 10/15/2016	574,176
	WEA Finance, LLC
90,000	5.125%, 11/15/2014[f]	95,965
200,000	5.700%, 10/1/2016[f]	221,618
	Wells Fargo & Company
190,000	2.100%, 5/8/2017[c]	190,081

	Total	15,448,853

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (13.6%)	Value
Mortgage-Backed Securities (6.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
$7,350,000	3.000%, 5/1/2027[c]	$7,664,676
5,950,000	3.000%, 6/1/2027[c]	6,187,070
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
10,500,000	3.000%, 5/1/2027[c]	10,956,099
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
32,500,000	4.000%, 5/1/2042[c]	34,373,820
8,375,000	3.500%, 6/1/2042[c]	8,672,050
21,925,000	5.500%, 6/1/2042[c]	23,946,211

	Total	91,799,926

Technology (0.1%)
	First Data Corporation
405,000	7.375%, 6/15/2019[f]	414,113
	Hewlett-Packard Company
200,000	2.024%, 9/19/2014[e]	202,683
325,000	2.600%, 9/15/2017	325,464
	Samsung Electronics America, Inc.
225,000	1.750%, 4/10/2017[f]	225,200
	Xerox Corporation
140,000	7.200%, 4/1/2016	163,565

	Total	1,331,025

Transportation (0.2%)
	Avis Budget Car Rental, LLC
960,000	8.250%, 1/15/2019	1,005,600
	Continental Airlines, Inc.
405,000	6.750%, 9/15/2015[f]	414,619
95,000	4.150%, 4/11/2024	93,575
	CSX Corporation
90,000	6.250%, 4/1/2015	103,500
	Delta Air Lines, Inc.
190,000	6.750%, 5/23/2017	190,247
	Kansas City Southern de Mexico SA de CV
190,000	8.000%, 2/1/2018	211,375

	Total	2,018,916

U.S. Government and Agencies (0.7%)
	Eksportfinans ASA
95,000	5.500%, 5/25/2016	93,538
	U.S. Treasury Bonds
1,175,000	4.375%, 5/15/2040	1,472,973
	U.S. Treasury Notes
4,725,000	2.500%, 4/30/2015	5,019,575
2,610,000	2.000%, 2/15/2022	2,629,575

	Total	9,215,661

Utilities (0.3%)
	AES Corporation
395,000	7.375%, 7/1/2021[f]	439,437
	CenterPoint Energy, Inc.
189,000	6.850%, 6/1/2015	214,539
	Consolidated Edison Company of New York, Inc.
225,000	4.200%, 3/15/2042	231,242
	Energy Transfer Partners, LP
170,000	7.500%, 7/1/2038	194,074
	Exelon Corporation
310,000	4.900%, 6/15/2015	339,211
	FirstEnergy Solutions Corporation
310,000	4.800%, 2/15/2015	334,883
	Inergy, LP
190,000	7.000%, 10/1/2018	194,750
	ITC Holdings Corporation
95,000	5.875%, 9/30/2016[f]	109,111
	Markwest Energy Partners, LP
390,000	6.500%, 8/15/2021	413,400
	Nisource Finance Corporation
95,000	5.400%, 7/15/2014	103,068
	NiSource Finance Corporation
90,000	6.400%, 3/15/2018	106,075
	Pacific Gas & Electric Company
200,000	5.625%, 11/30/2017	240,039
	Sempra Energy
155,000	2.300%, 4/1/2017	158,986
200,000	6.150%, 6/15/2018	242,285

	Total	3,321,100

	Total Long-Term Fixed Income (cost $181,834,828)	184,028,012

Shares	Common Stock (12.9%)	Value
Consumer Discretionary (1.6%)
7,650	Amazon.com, Inc.[d]	1,774,035
19,300	Big Lots, Inc.[d]	707,152
13,000	BJ’s Restaurants, Inc.[d]	561,470
8,280	CBS Corporation	276,138
7,600	Charter Communications, Inc.[d]	459,572
13,600	Children’s Place Retail Stores, Inc.[d]	625,328
14,400	Coach, Inc.	1,053,504
32,600	Comcast Corporation	988,758
8,419	Delphi Automotive plc[d]	258,379
12,138	Discovery Communications, Inc.[d]	660,550
10,600	DISH Network Corporation	338,882
4,830	Dollar Tree, Inc.[d]	491,018
28,636	Foot Locker, Inc.	875,975
74,800	Gannett Company, Inc.	1,033,736
4,030	Harley-Davidson, Inc.	210,890
12,200	Home Depot, Inc.	631,838
5,160	J.C. Penney Company, Inc.	186,070
25,010	Las Vegas Sands Corporation	1,387,805
14,218	Life Time Fitness, Inc.[d]	661,990
15,780	Lowe’s Companies, Inc.	496,597
5,472	Macy’s, Inc.	224,461
36,700	Mattel, Inc.	1,233,120
18,000	Meredith Corporation	518,940
42,730	News Corporation	847,763
15,130	Omnicom Group, Inc.	776,320
2,810	Panera Bread Company[d]	443,755
7,800	Penn National Gaming, Inc.[d]	350,844
50,351	Pier 1 Imports, Inc.	865,030
1,100	Priceline.com, Inc.[d]	836,902
6,680	Time Warner Cable, Inc.	537,406
11,900	Toll Brothers, Inc.[d]	302,260
18,931	WMS Industries, Inc.[d]	$463,999

	Total	21,080,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (12.9%)	Value
Consumer Staples (0.9%)
24,300	Altria Group, Inc.	$782,703
14,274	Anheuser-Busch InBev NV ADR	1,036,578
21,000	Archer-Daniels-Midland Company	647,430
7,560	British American Tobacco plc ADR	778,075
10,041	Coca-Cola Company	766,329
10,900	Colgate-Palmolive Company	1,078,446
19,053	Corn Products International, Inc.	1,087,164
10,750	CVS Caremark Corporation	479,665
8,780	Diageo plc ADR	887,834
30,227	Kraft Foods, Inc.	1,205,150
27,876	Philip Morris International, Inc.	2,495,181
7,450	TreeHouse Foods, Inc.[d]	428,450
14,800	Wal-Mart Stores, Inc.	871,868

	Total	12,544,873

Energy (1.2%)
20,876	Alpha Natural Resources, Inc.[d]	336,730
13,042	Apache Corporation	1,251,250
10,010	BP plc ADR	434,534
6,910	Chevron Corporation	736,330
17,860	ConocoPhillips	1,279,312
26,845	ENSCO International plc ADR	1,467,079
13,219	EOG Resources, Inc.	1,451,578
27,300	Exxon Mobil Corporation	2,357,082
22,600	Helix Energy Solutions Group, Inc.[d]	461,266
7,061	National Oilwell Varco, Inc.	534,941
6,900	Newfield Exploration Company[d]	247,710
13,100	Occidental Petroleum Corporation	1,194,982
20,863	Peabody Energy Corporation	649,048
50,629	Petroleum Geo-Services ASA[d]	765,897
10,500	Southwestern Energy Company[d]	331,590
17,561	Swift Energy Company[d]	531,220
32,750	Valero Energy Corporation	808,925
113,820	Weatherford International, Ltd.[d]	1,624,211

	Total	16,463,685

Financials (2.3%)
8,680	ACE, Ltd.	659,420
6,231	Affiliated Managers Group, Inc.[d]	707,966
2,300	Allied World Assurance Company Holdings AG	165,508
6,900	American Campus Communities, Inc.	306,705
14,000	Ameriprise Financial, Inc.	758,940
12,500	Apartment Investment & Management Company	339,375
5,300	Aspen Insurance Holdings, Ltd.	150,096
33,210	Bank of America Corporation	269,333
5,910	Capital One Financial Corporation	327,887
20,700	CBL & Associates Properties, Inc.	385,641
32,510	Charles Schwab Corporation	464,893
25,700	Citigroup, Inc.	849,128
2,700	CME Group, Inc.	717,714
14,900	Douglas Emmett, Inc.	346,276
24,019	Duke Realty Corporation	355,721
8,700	Endurance Specialty Holdings, Ltd.	349,566
4,300	Equity Lifestyle Properties, Inc.	300,742
26,221	HCC Insurance Holdings, Inc.	838,023
5,200	Home Properties, Inc.	317,460
30,057	Host Hotels & Resorts, Inc.	500,149
123,100	Huntington Bancshares, Inc.	823,539
11,300	iShares Russell 2000 Index Fund	920,159
65,299	J.P. Morgan Chase & Company	2,806,551
39,170	KKR & Company, LP	553,080
10,691	Lazard, Ltd.	294,109
7,100	M&T Bank Corporation	612,517
37,500	Marsh & McLennan Companies, Inc.	1,254,375
29,010	MetLife, Inc.	1,045,230
15,800	NASDAQ OMX Group, Inc.[d]	388,206
8,600	Northern Trust Corporation	409,274
29,000	Och-Ziff Capital Management Group, LLC	254,620
43,327	Ocwen Financial Corporation[d]	646,006
439,392	Popular, Inc.[d]	782,118
1,800	ProAssurance Corporation	158,562
86,410	Progressive Corporation	1,840,533
4,900	Protective Life Corporation	143,374
21,130	State Street Corporation	976,629
33,920	SunTrust Banks, Inc.	823,578
7,040	SVB Financial Group[d]	451,194
9,800	Tanger Factory Outlet Centers, Inc.	306,936
2,281	Taubman Centers, Inc.	176,048
6,900	Tower Group, Inc.	148,902
29,800	U.S. Bancorp	958,666
19,460	Unum Group	461,980
5,520	Vanguard REIT ETF	361,394
20,282	W.R. Berkley Corporation	763,820
59,810	Wells Fargo & Company	1,999,448
57,016	Zions Bancorporation	1,162,556

	Total	30,633,947

Health Care (1.9%)
13,500	Abbott Laboratories	837,810
3,700	Alexion Pharmaceuticals, Inc.[d]	334,184
27,800	Align Technology, Inc.[d]	881,538
8,905	Amgen, Inc.	633,235
26,650	Baxter International, Inc.	1,476,676
8,300	Biogen Idec, Inc.[d]	1,112,283
69,500	Bristol-Myers Squibb Company	2,319,215
3,567	C.R. Bard, Inc.	352,990
13,140	Covance, Inc.[d]	614,426
15,540	Covidien plc	858,274
73,600	Eli Lilly and Company	3,046,304
24,800	Gilead Sciences, Inc.[d]	1,289,848
29,518	Health Net, Inc.[d]	1,051,136
12,200	Hologic, Inc.[d]	233,264
27,750	Johnson & Johnson	1,806,248
28,550	Merck & Company, Inc.	1,120,302
93,033	Pfizer, Inc.	2,133,247
26,709	PSS World Medical, Inc.[d]	639,146
11,600	Sanofi ADR	442,888
9,700	Shire Pharmaceuticals Group plc ADR	946,332
13,300	Thoratec Corporation[d]	462,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (12.9%)	Value
Health Care (1.9%) - continued
20,020	United Therapeutics Corporation[d]	$875,875
31,351	UnitedHealth Group, Inc.	1,760,359
3,500	Waters Corporation[d]	294,385
6,460	Zimmer Holdings, Inc.	406,528

	Total	25,929,466

Industrials (1.7%)
11,000	3M Company	982,960
25,100	Actuant Corporation	684,477
10,450	Boeing Company	802,560
9,490	Chicago Bridge and Iron Company	421,546
12,909	CSX Corporation	288,000
7,800	Cummins, Inc.	903,474
26,858	Deluxe Corporation	639,489
17,300	Dover Corporation	1,084,018
23,672	EMCOR Group, Inc.	694,063
7,516	Expeditors International of Washington, Inc.	300,640
26,573	FTI Consulting, Inc.[d]	965,663
18,400	GATX Corporation	788,808
68,301	General Electric Company	1,337,333
10,256	Honeywell International, Inc.	622,129
9,210	Jacobs Engineering Group, Inc.[d]	403,674
14,300	L-3 Communications Holdings, Inc.	1,051,622
27,400	Lockheed Martin Corporation	2,480,796
79,392	Manitowoc Company, Inc.	1,099,579
5,700	Manpower, Inc.	242,820
17,016	Oshkosh Corporation[d]	388,475
24,449	Parker Hannifin Corporation	2,143,933
20,966	Shaw Group, Inc.[d]	634,641
9,874	SPX Corporation	758,126
22,500	Tyco International, Ltd.	1,262,925
26,120	United Technologies Corporation	2,132,437

	Total	23,114,188

Information Technology (2.5%)
14,300	Accenture plc	928,785
20,300	ADTRAN, Inc.	619,556
5,629	Akamai Technologies, Inc.[d]	183,505
6,400	Alliance Data Systems Corporation[d]	822,336
6,902	Apple, Inc.[d]	4,032,425
78,700	Atmel Corporation[d]	698,069
2,700	Baidu.com, Inc. ADR[d]	358,290
11,750	Broadcom Corporation[d]	430,050
24,700	Cavium, Inc.[d]	722,722
65,190	Cisco Systems, Inc.	1,313,579
5,278	Cognizant Technology Solutions Corporation[d]	386,983
24,500	CoreLogic, Inc.[d]	409,150
26,599	eBay, Inc.[d]	1,091,889
3,154	F5 Networks, Inc.[d]	422,415
2,244	Google, Inc.[d]	1,358,136
35,000	Intel Corporation	994,000
4,700	International Business Machines Corporation	973,276
9,321	Itron, Inc.[d]	380,297
17,414	Juniper Networks, Inc.[d]	373,182
133,720	Microsoft Corporation	4,281,714
9,600	NetApp, Inc.[d]	372,768
29,506	NVIDIA Corporation[d]	383,578
25,400	OpenTable, Inc.[d]	1,136,142
101,770	Oracle Corporation	2,991,020
16,824	Plantronics, Inc.	644,696
48,300	Polycom, Inc.[d]	640,941
15,700	QUALCOMM, Inc.	1,002,288
4,622	Salesforce.com, Inc.[d]	719,784
76,649	Teradyne, Inc.[d]	1,319,129
61,560	Texas Instruments, Inc.	1,966,227
18,889	TIBCO Software, Inc.[d]	621,448
11,700	VeriFone Systems, Inc.[d]	557,388
31,240	Xilinx, Inc.	1,136,511

	Total	34,272,279

Materials (0.4%)
25,900	AK Steel Holding Corporation	192,178
6,595	Albemarle Corporation	430,654
5,800	Buckeye Technologies, Inc.	187,978
5,300	Eagle Materials, Inc.	186,666
70,878	Freeport-McMoRan Copper & Gold, Inc.	2,714,627
5,700	H.B. Fuller Company	187,530
5,480	LyondellBasell Industries NV	228,954
8,400	Materials Select Sector SPDR Fund	308,028
5,865	Sigma-Aldrich Corporation	415,829
10,292	Silgan Holdings, Inc.	451,510
29,059	Steel Dynamics, Inc.	371,083
10,080	SunCoke Energy, Inc.[d]	153,418

	Total	5,828,455

Telecommunications Services (0.1%)
21,522	Verizon Communications, Inc.	869,058

	Total	869,058

Utilities (0.3%)
19,300	CMS Energy Corporation	443,707
24,560	Exelon Corporation	958,085
35,180	NiSource, Inc.	867,187
25,818	NV Energy, Inc.	429,870
35,400	PNM Resources, Inc.	664,104
10,800	Public Service Enterprise Group, Inc.	336,420
15,283	Southwest Gas Corporation	642,192

	Total	4,341,565

	Total Common Stock (cost $156,099,076)	175,078,003

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
3,600	U.S. Bancorp, 6.000%[d,h]	92,880

	Total	92,880

	Total Preferred Stock (cost $90,000)	92,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Collateral Held for Securities Loaned (0.1%)	Value
1,773,641	Thrivent Financial Securities Lending Trust	$1,773,641

	Total Collateral Held for Securities Loaned (cost $1,773,641)	1,773,641

Principal Amount	Short-Term Investments (10.2%)[i]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.090%, 5/4/2012[j]	4,999,962
40,252,000	0.092%, 5/9/2012[j]	40,251,178
8,000,000	0.055%, 5/18/2012[j]	7,999,792
8,000,000	0.110%, 5/30/2012[j]	7,999,291
5,000,000	0.095%, 6/6/2012[j]	4,999,525
30,000,000	0.100%, 6/13/2012[j]	29,996,417
20,000,000	0.090%, 6/20/2012[j]	19,997,500
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.105%, 7/16/2012[j,k]	1,999,557
	Federal National Mortgage Association Discount Notes
11,261,000	0.100%, 6/20/2012[j]	11,259,436
4,800,000	0.120%, 7/18/2012[j,k]	4,798,752
	Straight-A Funding, LLC
3,000,000	0.170%, 6/27/2012[f,j]	2,999,193
	U.S. Treasury Bills
1,400,000	0.100%, 7/19/2012[j,k]	1,399,693

	Total Short-Term Investments (at amortized cost)	138,700,296

	Total Investments (cost $1,383,816,851) 106.9%	$1,449,203,508

	Other Assets and Liabilities, Net (6.9%)	(93,597,298)

	Total Net Assets 100.0%	$1,355,606,210

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $15,196,696 or 1.1% of total net assets.

g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
k	At April 30, 2012, $7,798,105 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$76,734,694
Gross unrealized depreciation	(23,275,222)

Net unrealized appreciation (depreciation)	$53,459,472

Cost for federal income tax purposes	$1,395,744,036

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Moderate Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	496,033	–	496,033	–
Communications Services	2,310,057	–	2,310,057	–
Consumer Cyclical	848,985	–	848,985	–
Consumer Non-Cyclical	840,088	–	840,088	–
Technology	1,225,952	–	1,225,952	–
Transportation	525,525	–	525,525	–

Mutual Funds
Equity Mutual Funds	521,169,804	521,169,804	–	–
Fixed Income Mutual Funds	422,114,232	422,114,232	–	–

Long-Term Fixed Income
Asset-Backed Securities	6,009,318	–	6,009,318	–
Basic Materials	3,200,203	–	3,200,203	–
Capital Goods	1,920,116	–	1,920,116	–
Collateralized Mortgage Obligations	12,945,709	–	12,945,709	–
Commercial Mortgage-Backed Securities	16,862,224	–	16,862,224	–
Communications Services	6,760,621	–	6,760,621	–
Consumer Cyclical	5,248,902	–	5,248,902	–
Consumer Non-Cyclical	4,781,973	–	4,781,973	–
Energy	3,163,465	–	3,163,465	–
Financials	15,448,853	–	15,258,772	190,081
Mortgage-Backed Securities	91,799,926	–	91,799,926	–
Technology	1,331,025	–	1,331,025	–
Transportation	2,018,916	–	2,018,916	–
U.S. Government and Agencies	9,215,661	–	9,215,661	–
Utilities	3,321,100	–	3,321,100	–

Common Stock
Consumer Discretionary	21,080,487	21,080,487	–	–
Consumer Staples	12,544,873	12,544,873	–	–
Energy	16,463,685	15,697,788	765,897	–
Financials	30,633,947	30,633,947	–	–
Health Care	25,929,466	25,929,466	–	–
Industrials	23,114,188	23,114,188	–	–
Information Technology	34,272,279	34,272,279	–	–
Materials	5,828,455	5,828,455	–	–
Telecommunications Services	869,058	869,058	–	–
Utilities	4,341,565	4,341,565	–	–

Preferred Stock
Financials	92,880	92,880	–	–
Collateral Held for Securities Loaned	1,773,641	1,773,641	–	–
Short-Term Investments	138,700,296	–	138,700,296	–

Total	$1,449,203,508	$1,119,462,663	$329,550,764	$190,081

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	2,255,931	2,255,931	–	–
Credit Default Swaps	120,066	–	120,066	–

Total Asset Derivatives	$2,375,997	$2,255,931	$120,066	$–

Liability Derivatives
Futures Contracts	387,859	387,859	–	–

Total Liability Derivatives	$387,859	$387,859	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	June 2012	($22,023,133)	($22,054,688)	($31,555)
10-Yr. U.S. Treasury Bond Futures	230	June 2012	30,209,764	30,424,688	214,924
20-Yr. U.S. Treasury Bond Futures	215	June 2012	30,033,859	30,718,126	684,267
Mini MSCI EAFE Index Futures	79	June 2012	5,997,289	5,951,070	(46,219)
Russell 2000 Index Mini-Futures	(269)	June 2012	(21,907,634)	(21,920,810)	(13,176)
S&P 400 Index Mini-Futures	(425)	June 2012	(41,761,091)	(42,058,000)	(296,909)
S&P 500 Index Futures	203	June 2012	69,368,460	70,725,200	1,356,740
Total Futures Contracts					$1,868,072

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	6/20/2017	$13,000,000	$559,432	($439,366)	$120,066
Total Credit Default Swaps					($439,366)	$120,066

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$899,191
Total Interest Rate Contracts		899,191

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,356,740
Total Equity Contracts		1,356,740

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	120,066
Total Credit Contracts		120,066
Total Asset Derivatives		$2,375,997

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	356,304
Total Equity Contracts		356,304

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	31,555
Total Interest Rate Contracts		31,555
Total Liability Derivatives		$387,859

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(446,118)

Total Interest Rate Contracts		(446,118)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,772,053

Total Equity Contracts		6,772,053

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(32,799)

Total Foreign Exchange Contracts		(32,799)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	986,371

Total Credit Contracts		986,371

Total		$7,279,507

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(6,484,129)
Total Equity Contracts		(6,484,129)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	892,621
Total Interest Rate Contracts		892,621

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	120,066
Total Credit Contracts		120,066

Total		($5,471,442)

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$143,287,037	11.1%	N/A	N/A	N/A	N/A
Interest Rate Contracts	66,133,594	5.1	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$213,879	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$6,779,960	0.5%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Natural Resources	$40,454,277	$58,416	$12,000,000	2,739,166	$26,706,868	$58,416
Partner Small Cap
Growth	22,196,780	–	–	1,851,274	24,640,462	–
Partner Small Cap Value	23,625,437	405,357	–	1,582,271	26,202,403	156,706
Small Cap Stock	13,203,459	–	–	882,584	14,333,167	–
Mid Cap Growth	14,575,651	109,019	–	741,659	15,982,750	–
Partner Mid Cap Value	25,350,505	204,268	–	2,203,370	27,850,594	204,268
Mid Cap Stock	40,378,460	–	–	2,616,880	43,832,742	–
Partner Worldwide
Allocation	126,777,721	1,329,038	–	15,371,774	133,734,432	1,329,038
Large Cap Growth	59,274,222	3,929	–	11,226,944	66,575,780	3,929
Large Cap Value	86,543,027	1,663,763	–	6,764,619	96,598,754	1,663,763
Large Cap Stock	36,483,289	371,798	6,000,000	1,435,716	33,854,177	371,798
Equity Income Plus	9,978,155	95,843	–	1,140,512	10,857,675	95,843
High Yield	49,604,487	1,908,467	1,030,752	10,691,161	52,279,779	1,908,467
Income	187,103,647	3,954,468	9,186,105	20,772,156	187,157,130	3,954,469
Government Bond	20,821,448	4,742,595	409,326	2,350,658	24,940,476	178,230
Limited Maturity Bond	183,522,499	1,603,721	28,717,851	12,618,948	157,736,847	1,603,722
Thrivent Financial
Securities Lending Trust	–	1,773,641	–	1,773,641	1,773,641	49
Total Value and Income Earned	939,893,064				945,057,677	11,528,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Bank Loans (0.5%)[a]	Value
Basic Materials (<0.1%)
	Ineos Group Holdings, Term Loan
$346,345	5.250%, 5/4/2018[b,c]	$347,644

	Total	347,644

Communications Services (0.2%)
	Atlantic Broadband Finance, LLC, Term Loan
255,000	4.000%, 3/20/2019[b,c]	255,956
	Charter Communications Operation, Term Loan
205,000	4.000%, 3/28/2019	204,203
	Clear Channel Communications, Term Loan
255,000	3.650%, 1/29/2016[b,c]	205,522
	Lawson Software, Inc., Term Loan
255,000	7.537%, 3/16/2018	258,188
	Toys R Us, Inc., Term Loan
205,000	5.750%, 5/25/2018	200,131

	Total	1,124,000

Consumer Cyclical (0.1%)
	Burlington Coat Factory, Term Loan
155,000	4.750%, 2/23/2017[b,c]	154,952
	Chrysler Group, LLC, Term Loan
255,000	4.750%, 5/24/2017[b,c]	259,411

	Total	414,363

Consumer Non-Cyclical (0.1%)
	Roundy’s Supermarkets, Inc., Term Loan
255,000	4.500%, 2/13/2019[b,c]	257,310
	Visant Corporation, Term Loan
155,000	4.000%, 12/22/2016[b,c]	152,703

	Total	410,013

Technology (0.1%)
	First Data Corporation Extended, Term Loan
255,000	4.240%, 3/26/2018	232,410
	Freescale Semiconductor, Inc., Term Loan
160,000	4.750%, 2/28/2019[b,c]	160,000
	Intelsat Jackson Holdings SA, Term Loan
255,000	5.250%, 4/2/2018	256,196

	Total	648,606

Transportation (<0.1%)
	Delta Air Lines, Inc., Term Loan
255,000	4.250%, 4/20/2017[b,c]	255,255

	Total	255,255

	Total Bank Loans (cost $3,197,266)	3,199,881

Shares	Mutual Funds (63.7%)	Value
Equity Mutual Funds (21.8%)
1,197,141	Thrivent Natural Resources Fund	$11,672,122
626,155	Thrivent Partner Small Cap Value Fund	10,369,127
167,827	Thrivent Small Cap Stock Fund[d]	2,725,512
1,091,303	Thrivent Partner Mid Cap Value Fund	13,794,070
426,187	Thrivent Mid Cap Stock Fund[d]	7,138,634
4,393,476	Thrivent Partner Worldwide Allocation Fund	38,223,239
2,404,707	Thrivent Large Cap Growth Fund	14,259,915
2,386,109	Thrivent Large Cap Value Fund	34,073,639
29,860	Thrivent Large Cap Stock Fund	704,110
470,875	Thrivent Equity Income Plus Fund	4,482,727

	Total	137,443,095

Fixed Income Mutual Funds (41.9%)
4,896,508	Thrivent High Yield Fund	23,943,923
8,433,270	Thrivent Income Fund	75,983,767
1,153,488	Thrivent Government Bond Fund	12,238,503
12,181,504	Thrivent Limited Maturity Bond Fund	152,268,797

	Total	264,434,990

	Total Mutual Funds (cost $382,175,075)	401,878,085

Principal Amount	Long-Term Fixed Income (20.6%)	Value
Asset-Backed Securities (0.9%)
	Citigroup Mortgage Loan Trust, Inc.
856,097	0.389%, 8/25/2036[e]	668,014
	GSAMP Trust
805,454	0.419%, 2/25/2036[e]	641,209
	J.P. Morgan Mortgage Acquisition Corporation
3,100,000	5.461%, 10/25/2036	2,441,873
	Morgan Stanley Capital, Inc.
949,785	0.389%, 2/25/2037[e]	508,015
	Renaissance Home Equity Loan Trust
2,300,000	6.011%, 5/25/2036	1,313,190

	Total	5,572,301

Basic Materials (0.3%)
	ArcelorMittal
75,000	5.375%, 6/1/2013	77,797
	Arch Coal, Inc.
185,000	7.000%, 6/15/2019[f,g]	165,575
	BHP Billiton Finance, Ltd.
175,000	1.000%, 2/24/2015	175,494
	Dow Chemical Company
175,000	5.900%, 2/15/2015	196,685
175,000	4.250%, 11/15/2020	185,736
	FMG Resources Property, Ltd.
185,000	8.250%, 11/1/2019[f]	200,262
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
200,000	8.875%, 2/1/2018	209,500
	International Paper Company
85,000	5.300%, 4/1/2015	93,328

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (20.6%)	Value
Basic Materials (0.3%) - continued
	LyondellBasell Industries NV
$215,000	5.000%, 4/15/2019[f]	$221,988
	Novelis, Inc.
185,000	8.375%, 12/15/2017	199,800
	Rio Tinto Finance USA, Ltd.
270,000	1.125%, 3/20/2015	269,824

	Total	1,995,989

Capital Goods (0.2%)
	Bombardier, Inc.
200,000	5.750%, 3/15/2022[f]	197,250
	Case New Holland, Inc.
185,000	7.875%, 12/1/2017	215,525
	Caterpillar Financial Services Corporation
175,000	1.050%, 3/26/2015	176,361
	John Deere Capital Corporation
85,000	0.875%, 4/17/2015	85,141
	Raytheon Company
175,000	1.625%, 10/15/2015	178,652
	RBS Global, Inc./Rexnord, LLC
30,000	8.500%, 5/1/2018	32,625
	Textron, Inc.
72,000	5.600%, 12/1/2017	78,793
	UR Financing Escrow Corporation
200,000	7.375%, 5/15/2020[f]	210,000

	Total	1,174,347

Collateralized Mortgage Obligations (1.0%)
	Citigroup Mortgage Loan Trust, Inc.
374,923	5.500%, 11/25/2035	312,537
	CitiMortgage Alternative Loan Trust
1,252,215	5.750%, 4/25/2037	875,448
	Countrywide Alternative Loan Trust
260,655	6.000%, 1/25/2037	179,920
1,510,911	5.500%, 5/25/2037	1,054,809
1,264,267	7.000%, 10/25/2037	797,222
	Countrywide Home Loans, Inc.
571,354	5.750%, 4/25/2037	486,546
	Deutsche Alt-A Securities, Inc.
232,498	5.500%, 10/25/2021	226,448
449,680	6.000%, 10/25/2021	389,873
	J.P. Morgan Mortgage Trust
112,682	2.772%, 10/25/2036	88,290
1,302,462	6.250%, 8/25/2037	826,293
	MASTR Alternative Loans Trust
303,290	6.500%, 7/25/2034	317,695
	Merrill Lynch Alternative Note Asset Trust
283,876	6.000%, 3/25/2037	210,862
	Sequoia Mortgage Trust
267,786	5.331%, 9/20/2046	89,998
	WaMu Mortgage Pass Through Certificates
302,273	2.514%, 9/25/2036	214,450
275,207	2.577%, 10/25/2036	189,884

	Total	6,260,275

Commercial Mortgage-Backed Securities (2.0%)
	Banc of America Commercial Mortgage, Inc.
1,600,000	5.818%, 4/10/2049	1,815,966
2,450,000	5.837%, 6/10/2049	2,752,776
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	1,070,820
	Credit Suisse First Boston Mortgage Securities
1,700,000	5.542%, 1/15/2049	1,846,943
	Credit Suisse Mortgage Capital Certificates
1,850,000	5.509%, 9/15/2039	1,788,708
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	950,230
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
800,000	5.925%, 2/12/2049	777,210
	Morgan Stanley Capital, Inc.
500,000	5.406%, 3/15/2044	476,605
	Wachovia Bank Commercial Mortgage Trust
1,200,000	5.603%, 10/15/2048	1,179,326

	Total	12,658,584

Communications Services (0.7%)
	AT&T, Inc.
350,000	2.400%, 8/15/2016	364,187
	Cablevision Systems Corporation
185,000	8.625%, 9/15/2017	203,037
	CCO Holdings, LLC
185,000	7.000%, 1/15/2019	197,950
	CenturyLink, Inc.
300,000	5.800%, 3/15/2022	297,421
	Clear Channel Worldwide Holdings, Inc.
60,000	7.625%, 3/15/2020[f]	59,400
140,000	7.625%, 3/15/2020[f]	136,150
	Comcast Corporation
270,000	6.500%, 1/15/2015	308,459
	DIRECTV Holdings, LLC
175,000	2.400%, 3/15/2017[f]	175,389
	Hughes Satellite Systems Corporation
185,000	6.500%, 6/15/2019	197,950
	Intelsat Jackson Holdings SA
185,000	7.250%, 4/1/2019	192,863
	Level 3 Financing, Inc.
210,000	8.625%, 7/15/2020[f]	219,975
	Nara Cable Funding, Ltd.
200,000	8.875%, 12/1/2018[f]	183,000
	NBCUniversal Media, LLC
175,000	2.875%, 4/1/2016	183,011
	News America, Inc.
85,000	5.300%, 12/15/2014	93,922
	Sprint Nextel Corporation
100,000	9.125%, 3/1/2017[f]	99,250
85,000	9.000%, 11/15/2018[f]	93,606
	Time Warner Cable, Inc.
85,000	7.500%, 4/1/2014	95,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (20.6%)	Value
Communications Services (0.7%) - continued
$85,000	3.500%, 2/1/2015	$89,958
	UPCB Finance V, Ltd.
185,000	7.250%, 11/15/2021[f]	194,712
	Verizon Communications, Inc.
350,000	5.500%, 2/15/2018	414,246
	Virgin Media Finance plc
200,000	5.250%, 2/15/2022	200,000
	Vivendi SA
175,000	2.400%, 4/10/2015[f]	173,634
	Vodafone Group plc
175,000	3.375%, 11/24/2015	187,599

	Total	4,360,836

Consumer Cyclical (0.5%)
	Chrysler Group, LLC
700,000	8.000%, 6/15/2019[g]	724,500
	Daimler Finance North America, LLC
150,000	1.249%, 4/10/2014[e,f]	149,970
150,000	1.650%, 4/10/2015[f]	150,437
	Federated Retail Holdings, Inc.
175,000	5.900%, 12/1/2016	200,901
	Ford Motor Credit Company, LLC
200,000	5.000%, 5/15/2018	216,126
	Lennar Corporation
185,000	12.250%, 6/1/2017	238,187
	Limited Brands, Inc.
135,000	5.625%, 2/15/2022	135,844
	Macy’s Retail Holdings, Inc.
175,000	3.875%, 1/15/2022	180,169
	MGM Resorts International
145,000	11.125%, 11/15/2017	164,212
	Rite Aid Corporation
185,000	7.500%, 3/1/2017	189,162
	Service Corporation International
200,000	8.000%, 11/15/2021	228,500
	Time Warner, Inc.
85,000	3.150%, 7/15/2015	89,973
	Toys R Us Property Company II, LLC
190,000	8.500%, 12/1/2017	197,600
	Viacom, Inc.
50,000	4.375%, 9/15/2014	53,861
50,000	1.250%, 2/27/2015	50,099
	Volkswagen International Finance NV
175,000	1.625%, 3/22/2015[f]	175,575

	Total	3,145,116

Consumer Non-Cyclical (0.5%)
	Anheuser-Busch InBev Worldwide, Inc.
85,000	1.016%, 1/27/2014[e]	85,516
	Aristotle Holding, Inc.
85,000	2.750%, 11/21/2014[f]	87,364
	Boston Scientific Corporation
270,000	5.450%, 6/15/2014	291,650
	Community Health Systems, Inc.
53,000	8.875%, 7/15/2015	54,723
200,000	8.000%, 11/15/2019[f]	211,500
	Express Scripts, Inc.
85,000	3.125%, 5/15/2016	88,650
	Fresenius Medical Care US Finance II, Inc.
185,000	5.625%, 7/31/2019[f]	188,237
	Gilead Sciences, Inc.
85,000	2.400%, 12/1/2014	87,994
85,000	3.050%, 12/1/2016	89,875
	HCA, Inc.
200,000	5.875%, 3/15/2022	203,250
	JBS USA, LLC
185,000	7.250%, 6/1/2021[f]	176,675
	Kinetic Concepts, Inc./KCI USA, Inc.
185,000	10.500%, 11/1/2018[f]	190,781
	Lorillard Tobacco Company
220,000	3.500%, 8/4/2016	230,532
	Reynolds Group Issuer, Inc.
185,000	6.875%, 2/15/2021[f]	190,550
	SABMiller Holdings, Inc.
200,000	1.850%, 1/15/2015[f]	202,812
200,000	2.450%, 1/15/2017[f]	204,821
	Teva Pharmaceutical Finance IV, LLC
85,000	1.700%, 11/10/2014	86,402
	Tyson Foods, Inc.
175,000	10.500%, 3/1/2014	201,688
	Valeant Pharmaceuticals International
185,000	6.875%, 12/1/2018[f]	190,550

	Total	3,063,570

Energy (0.3%)
	Anadarko Petroleum Corporation
40,000	5.750%, 6/15/2014	43,474
	Apache Corporation
175,000	1.750%, 4/15/2017	176,903
	BP Capital Markets plc
175,000	3.625%, 5/8/2014	183,949
175,000	3.125%, 10/1/2015	185,092
	Concho Resources, Inc.
340,000	5.500%, 10/1/2022	340,000
	Denbury Resources, Inc.
185,000	6.375%, 8/15/2021	196,100
	Harvest Operations Corporation
160,000	6.875%, 10/1/2017[f]	168,800
	Linn Energy, LLC
185,000	7.750%, 2/1/2021	195,175
	Phillips 66
100,000	1.950%, 3/5/2015[f]	100,973
150,000	2.950%, 5/1/2017[f]	153,918
	Suncor Energy, Inc.
85,000	6.100%, 6/1/2018	101,988
	Weatherford International, Ltd.
175,000	6.750%, 9/15/2040	195,116

	Total	2,041,488

Financials (2.0%)
	Ally Financial, Inc.
200,000	5.500%, 2/15/2017	204,406
	American Express Company
85,000	7.250%, 5/20/2014	94,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (20.6%)	Value
Financials (2.0%) - continued
	American Express Credit Corporation
$175,000	2.375%, 3/24/2017	$178,444
	American International Group, Inc.
175,000	3.000%, 3/20/2015	178,011
175,000	3.800%, 3/22/2017	180,743
	ANZ National International, Ltd.
175,000	3.125%, 8/10/2015[f]	180,759
	Bank of America Corporation
350,000	7.750%, 8/15/2015	385,133
445,000	3.875%, 3/22/2017	443,887
	Bank of New York Mellon Corporation
175,000	1.700%, 11/24/2014	178,068
	Bank of Nova Scotia
175,000	1.850%, 1/12/2015	178,340
	Capital One Financial Corporation
38,000	1.617%, 7/15/2014[e]	37,738
175,000	2.150%, 3/23/2015	176,134
	CIT Group, Inc.
200,000	7.000%, 5/2/2017[f]	200,500
	Citigroup, Inc.
175,000	5.850%, 7/2/2013	182,538
175,000	5.125%, 5/5/2014	183,363
270,000	5.000%, 9/15/2014	279,223
270,000	4.750%, 5/19/2015	283,662
	CNA Financial Corporation
445,000	7.350%, 11/15/2019	527,921
	Credit Suisse New York, NY
85,000	5.500%, 5/1/2014	91,356
	Credit Suisse USA, Inc.
175,000	5.375%, 3/2/2016	195,292
	Developers Diversified Realty Corporation
475,000	7.500%, 4/1/2017	544,769
	Discover Bank
175,000	8.700%, 11/18/2019	220,728
	Eksportfinans ASA
75,000	3.000%, 11/17/2014	71,426
	General Electric Capital Corporation
75,000	1.166%, 4/24/2014[e]	75,133
175,000	0.734%, 9/15/2014[e]	172,968
175,000	2.150%, 1/9/2015	178,035
85,000	1.390%, 5/9/2016[e]	83,746
85,000	2.950%, 5/9/2016	88,600
75,000	2.300%, 4/27/2017	75,102
175,000	6.750%, 3/15/2032	213,299
	Goldman Sachs Group, Inc.
175,000	5.000%, 10/1/2014	183,361
175,000	3.700%, 8/1/2015	177,897
175,000	0.924%, 3/22/2016[e]	158,782
	Hartford Financial Services Group, Inc.
40,000	7.300%, 11/1/2015	45,046
175,000	4.000%, 10/15/2017	175,325
	Health Care REIT, Inc.
175,000	6.500%, 3/15/2041	187,197
	HSBC Bank plc
85,000	1.266%, 1/17/2014[e,f]	85,306
	HSBC Holdings plc
135,000	4.000%, 3/30/2022	137,152
	Icahn Enterprises, LP
200,000	8.000%, 1/15/2018	213,750
	ING Bank NV
250,000	3.750%, 3/7/2017[f]	246,961
	International Lease Finance Corporation
200,000	5.875%, 4/1/2019	196,423
	J.P. Morgan Chase & Company
175,000	4.650%, 6/1/2014	186,375
445,000	1.875%, 3/20/2015	447,953
	J.P. Morgan Chase Bank NA
85,000	0.804%, 6/13/2016[e]	79,403
	Lloyds TSB Bank plc
490,000	4.200%, 3/28/2017	497,121
	Metlife Institutional Funding II
175,000	1.368%, 4/4/2014[e,f]	175,614
	Morgan Stanley
270,000	6.000%, 5/13/2014	280,884
270,000	4.750%, 3/22/2017	269,509
	Murray Street Investment Trust I
200,000	4.647%, 3/9/2017	201,201
	Nordea Bank AB
200,000	2.250%, 3/20/2015[f]	201,192
	PNC Funding Corporation
200,000	3.300%, 3/8/2022	202,250
	Prudential Covered Trust
130,000	2.997%, 9/30/2015[f]	131,807
	Prudential Financial, Inc.
200,000	6.200%, 11/15/2040	223,493
	Regions Bank
310,000	7.500%, 5/15/2018	350,300
	Royal Bank of Scotland plc
175,000	4.875%, 8/25/2014[f]	180,586
	SLM Corporation
270,000	6.250%, 1/25/2016	278,100
	Svenska Handelsbanken AB
175,000	3.125%, 7/12/2016	179,808
	U.S. Bancorp
175,000	3.150%, 3/4/2015	184,999
	Ventas Realty, LP
43,000	4.000%, 4/30/2019	43,725
	Wachovia Corporation
445,000	5.625%, 10/15/2016	500,997
	WEA Finance, LLC
85,000	5.125%, 11/15/2014[f]	90,633
175,000	5.700%, 10/1/2016[f]	193,916
	Wells Fargo & Company
150,000	2.100%, 5/8/2017[c]	150,064

	Total	12,941,304

Mortgage-Backed Securities (10.7%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
5,800,000	3.000%, 5/1/2027[c]	6,048,315
1,750,000	3.000%, 6/1/2027[c]	1,819,727
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
11,200,000	3.000%, 5/1/2027[c]	11,686,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (20.6%)	Value
Mortgage-Backed Securities (10.7%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$26,187,500	4.000%, 5/1/2042[c]	$27,697,366
4,200,000	3.500%, 6/1/2042[c]	4,348,969
14,362,500	5.500%, 6/1/2042[c]	15,686,543

	Total	67,287,426

Technology (0.2%)
	First Data Corporation
200,000	7.375%, 6/15/2019[f]	204,500
	Hewlett-Packard Company
175,000	2.024%, 9/19/2014[e]	177,348
300,000	2.600%, 9/15/2017	300,428
	Samsung Electronics America, Inc.
200,000	1.750%, 4/10/2017[f]	200,178
	Xerox Corporation
125,000	7.200%, 4/1/2016	146,040

	Total	1,028,494

Transportation (0.2%)
	Avis Budget Car Rental, LLC
525,000	8.250%, 1/15/2019	549,938
	Continental Airlines, Inc.
200,000	6.750%, 9/15/2015[f]	204,750
75,000	4.150%, 4/11/2024	73,875
	CSX Corporation
85,000	6.250%, 4/1/2015	97,750
	Delta Air Lines, Inc.
150,000	6.750%, 5/23/2017	150,195
	Kansas City Southern de Mexico SA de CV
150,000	8.000%, 2/1/2018	166,875

	Total	1,243,383

U.S. Government and Agencies (0.7%)
	Eksportfinans ASA
75,000	5.500%, 5/25/2016	73,846
	U.S. Treasury Bonds
550,000	4.375%, 5/15/2040	689,477
	U.S. Treasury Notes
2,150,000	2.500%, 4/30/2015	2,284,039
1,160,000	2.000%, 2/15/2022	1,168,700

	Total	4,216,062

Utilities (0.4%)
	AES Corporation
190,000	7.375%, 7/1/2021[f]	211,375
	CenterPoint Energy, Inc.
151,000	6.850%, 6/1/2015	171,404
	Consolidated Edison Company of New York, Inc.
200,000	4.200%, 3/15/2042	205,548
	Energy Transfer Partners, LP
75,000	7.500%, 7/1/2038	85,621
	Exelon Corporation
270,000	4.900%, 6/15/2015	295,442
	FirstEnergy Solutions Corporation
270,000	4.800%, 2/15/2015	291,672
	Inergy, LP
100,000	7.000%, 10/1/2018	102,500
	ITC Holdings Corporation
75,000	5.875%, 9/30/2016[f]	86,140
	Markwest Energy Partners, LP
185,000	6.500%, 8/15/2021	196,100
	Nisource Finance Corporation
85,000	5.400%, 7/15/2014	92,219
	NiSource Finance Corporation
85,000	6.400%, 3/15/2018	100,182
	Pacific Gas & Electric Company
175,000	5.625%, 11/30/2017	210,034
	Sempra Energy
135,000	2.300%, 4/1/2017	138,472
175,000	6.150%, 6/15/2018	211,999

	Total	2,398,708

	Total Long-Term Fixed Income (cost $127,327,416)	129,387,883

Shares	Common Stock (10.5%)	Value
Consumer Discretionary (1.3%)
4,100	Amazon.com, Inc.[d]	950,790
7,300	Big Lots, Inc.[d]	267,472
4,800	BJ’s Restaurants, Inc.[d]	207,312
3,310	CBS Corporation	110,388
1,800	Charter Communications, Inc.[d]	108,846
5,100	Children’s Place Retail Stores, Inc.[d]	234,498
4,400	Coach, Inc.	321,904
17,300	Comcast Corporation	524,709
3,359	Delphi Automotive plc[d]	103,088
6,511	Discovery Communications, Inc.[d]	354,329
2,600	DISH Network Corporation	83,122
1,145	Dollar Tree, Inc.[d]	116,401
10,754	Foot Locker, Inc.	328,965
22,900	Gannett Company, Inc.	316,478
1,610	Harley-Davidson, Inc.	84,251
6,500	Home Depot, Inc.	336,635
2,060	J.C. Penney Company, Inc.	74,284
13,208	Las Vegas Sands Corporation	732,912
5,240	Life Time Fitness, Inc.[d]	243,974
6,300	Lowe’s Companies, Inc.	198,261
2,187	Macy’s, Inc.	89,711
11,200	Mattel, Inc.	376,320
6,700	Meredith Corporation	193,161
17,070	News Corporation	338,669
4,340	Omnicom Group, Inc.	222,685
728	Panera Bread Company[d]	114,966
1,900	Penn National Gaming, Inc.[d]	85,462
18,849	Pier 1 Imports, Inc.	323,826
400	Priceline.com, Inc.[d]	304,328
2,670	Time Warner Cable, Inc.	214,801
2,600	Toll Brothers, Inc.[d]	66,040
4,701	WMS Industries, Inc.[d]	115,221

	Total	8,143,809

Consumer Staples (0.8%)
12,900	Altria Group, Inc.	415,509
7,638	Anheuser-Busch InBev NV ADR	554,672
8,380	Archer-Daniels-Midland Company	258,355
4,050	British American Tobacco plc ADR	416,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (10.5%)	Value
Consumer Staples (0.8%) - continued
5,355	Coca-Cola Company	$408,694
3,400	Colgate-Palmolive Company	336,396
5,812	Corn Products International, Inc.	331,633
4,290	CVS Caremark Corporation	191,420
3,510	Diageo plc ADR	354,931
12,081	Kraft Foods, Inc.	481,669
9,043	Philip Morris International, Inc.	809,439
1,902	TreeHouse Foods, Inc.[d]	109,384
7,900	Wal-Mart Stores, Inc.	465,389

	Total	5,134,317

Energy (1.0%)
4,819	Alpha Natural Resources, Inc.[d]	77,731
6,410	Apache Corporation	614,975
4,000	BP plc ADR	173,640
2,760	Chevron Corporation	294,106
7,150	ConocoPhillips	512,155
10,313	ENSCO International plc ADR	563,605
5,883	EOG Resources, Inc.	646,012
8,400	Exxon Mobil Corporation	725,256
6,000	Helix Energy Solutions Group, Inc.[d]	122,460
1,765	National Oilwell Varco, Inc.	133,716
1,500	Newfield Exploration Company[d]	53,850
4,000	Occidental Petroleum Corporation	364,880
11,013	Peabody Energy Corporation	342,614
18,953	Petroleum Geo-Services ASA[d]	286,714
2,700	Southwestern Energy Company[d]	85,266
6,552	Swift Energy Company[d]	198,198
16,050	Valero Energy Corporation	396,435
50,700	Weatherford International, Ltd.[d]	723,489

	Total	6,315,102

Financials (1.8%)
3,460	ACE, Ltd.	262,856
2,376	Affiliated Managers Group, Inc.[d]	269,961
800	Allied World Assurance Company Holdings AG	57,568
2,600	American Campus Communities, Inc.	115,570
7,400	Ameriprise Financial, Inc.	401,154
4,700	Apartment Investment & Management Company	127,605
2,000	Aspen Insurance Holdings, Ltd.	56,640
13,260	Bank of America Corporation	107,538
2,360	Capital One Financial Corporation	130,933
5,400	CBL & Associates Properties, Inc.	100,602
12,990	Charles Schwab Corporation	185,757
11,770	Citigroup, Inc.	388,881
1,400	CME Group, Inc.	372,148
5,600	Douglas Emmett, Inc.	130,144
6,855	Duke Realty Corporation	101,522
1,800	Endurance Specialty Holdings, Ltd.	72,324
1,600	Equity Lifestyle Properties, Inc.	111,904
7,780	HCC Insurance Holdings, Inc.	248,649
1,900	Home Properties, Inc.	115,995
8,739	Host Hotels & Resorts, Inc.	145,417
37,600	Huntington Bancshares, Inc.	251,544
4,300	iShares Russell 2000 Index Fund	350,149
26,463	J.P. Morgan Chase & Company	1,137,380
15,640	KKR & Company, LP	220,837
2,673	Lazard, Ltd.	73,534
1,500	M&T Bank Corporation	129,405
11,500	Marsh & McLennan Companies, Inc.	384,675
11,590	MetLife, Inc.	417,588
4,100	NASDAQ OMX Group, Inc.[d]	100,737
2,100	Northern Trust Corporation	99,939
6,700	Och-Ziff Capital Management Group, LLC	58,826
16,258	Ocwen Financial Corporation[d]	242,407
164,539	Popular, Inc.[d]	292,879
700	ProAssurance Corporation	61,663
31,040	Progressive Corporation	661,152
1,800	Protective Life Corporation	52,668
8,440	State Street Corporation	390,097
13,550	SunTrust Banks, Inc.	328,994
2,810	SVB Financial Group[d]	180,093
3,700	Tanger Factory Outlet Centers, Inc.	115,884
843	Taubman Centers, Inc.	65,063
2,600	Tower Group, Inc.	56,108
9,100	U.S. Bancorp	292,747
7,780	Unum Group	184,697
2,200	Vanguard REIT ETF	144,034
5,546	W.R. Berkley Corporation	208,862
26,500	Wells Fargo & Company	885,895
19,130	Zions Bancorporation	390,061

	Total	11,281,086

Health Care (1.5%)
3,900	Abbott Laboratories	242,034
900	Alexion Pharmaceuticals, Inc.[d]	81,288
10,400	Align Technology, Inc.[d]	329,784
4,771	Amgen, Inc.	339,266
12,560	Baxter International, Inc.	695,950
4,400	Biogen Idec, Inc.[d]	589,644
21,300	Bristol-Myers Squibb Company	710,781
892	C.R. Bard, Inc.	88,272
4,875	Covance, Inc.[d]	227,955
6,210	Covidien plc	342,978
22,500	Eli Lilly and Company	931,275
7,600	Gilead Sciences, Inc.[d]	395,276
9,831	Health Net, Inc.[d]	350,082
3,100	Hologic, Inc.[d]	59,272
11,090	Johnson & Johnson	721,848
11,400	Merck & Company, Inc.	447,336
33,837	Pfizer, Inc.	775,883
9,975	PSS World Medical, Inc.[d]	238,702
4,630	Sanofi ADR	176,773
5,100	Shire Pharmaceuticals Group plc ADR	497,556
3,400	Thoratec Corporation[d]	118,354
6,501	United Therapeutics Corporation[d]	284,419
14,660	UnitedHealth Group, Inc.	823,159
800	Waters Corporation[d]	67,288
1,537	Zimmer Holdings, Inc.	96,723

	Total	9,631,898

Industrials (1.3%)
3,400	3M Company	303,824
9,400	Actuant Corporation	256,338
5,500	Boeing Company	422,400
2,093	Chicago Bridge and Iron Company	92,971

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (10.5%)	Value
Industrials (1.3%) - continued
3,378	CSX Corporation	$75,363
2,400	Cummins, Inc.	277,992
10,091	Deluxe Corporation	240,267
9,000	Dover Corporation	563,940
8,851	EMCOR Group, Inc.	259,511
1,749	Expeditors International of Washington, Inc.	69,960
8,603	FTI Consulting, Inc.[d]	312,633
6,900	GATX Corporation	295,803
27,294	General Electric Company	534,417
4,119	Honeywell International, Inc.	249,859
3,680	Jacobs Engineering Group, Inc.[d]	161,294
4,400	L-3 Communications Holdings, Inc.	323,576
8,400	Lockheed Martin Corporation	760,536
25,505	Manitowoc Company, Inc.	353,244
1,200	Manpower, Inc.	51,120
4,504	Oshkosh Corporation[d]	102,826
10,727	Parker Hannifin Corporation	940,651
7,865	Shaw Group, Inc.[d]	238,074
2,891	SPX Corporation	221,971
9,200	Tyco International, Ltd.	516,396
9,057	United Technologies Corporation	739,413

	Total	8,364,379

Information Technology (2.2%)
4,400	Accenture plc	285,780
7,600	ADTRAN, Inc.	231,952
2,975	Akamai Technologies, Inc.[d]	96,985
1,400	Alliance Data Systems Corporation[d]	179,886
3,367	Apple, Inc.[d]	1,967,136
29,400	Atmel Corporation[d]	260,778
1,400	Baidu.com, Inc. ADR[d]	185,780
6,250	Broadcom Corporation[d]	228,750
9,200	Cavium, Inc.[d]	269,192
26,030	Cisco Systems, Inc.	524,505
2,830	Cognizant Technology Solutions Corporation[d]	207,496
6,100	CoreLogic, Inc.[d]	101,870
10,975	eBay, Inc.[d]	450,524
1,723	F5 Networks, Inc.[d]	230,761
1,132	Google, Inc.[d]	685,120
10,700	Intel Corporation	303,880
1,200	International Business Machines Corporation	248,496
2,249	Itron, Inc.[d]	91,759
4,704	Juniper Networks, Inc.[d]	100,807
47,254	Microsoft Corporation	1,513,073
5,100	NetApp, Inc.[d]	198,033
7,352	NVIDIA Corporation[d]	95,576
8,500	OpenTable, Inc.[d]	380,205
41,920	Oracle Corporation	1,232,029
6,414	Plantronics, Inc.	245,784
17,900	Polycom, Inc.[d]	237,533
8,300	QUALCOMM, Inc.	529,872
2,510	Salesforce.com, Inc.[d]	390,882
23,702	Teradyne, Inc.[d]	407,911
28,350	Texas Instruments, Inc.	905,499
7,071	TIBCO Software, Inc.[d]	232,636
4,400	VeriFone Systems, Inc.[d]	209,616
10,297	Xilinx, Inc.	374,605

	Total	13,604,711

Materials (0.3%)
9,700	AK Steel Holding Corporation	71,974
1,349	Albemarle Corporation	88,090
2,100	Buckeye Technologies, Inc.	68,061
1,900	Eagle Materials, Inc.	66,918
26,551	Freeport-McMoRan Copper & Gold, Inc.	1,016,903
2,100	H.B. Fuller Company	69,090
2,190	LyondellBasell Industries NV	91,498
3,100	Materials Select Sector SPDR Fund	113,677
2,367	Sigma-Aldrich Corporation	167,820
2,648	Silgan Holdings, Inc.	116,168
7,815	Steel Dynamics, Inc.	99,798
3,760	SunCoke Energy, Inc.[d]	57,227

	Total	2,027,224

Telecommunications Services (0.1%)
8,613	Verizon Communications, Inc.	347,793

	Total	347,793

Utilities (0.2%)
5,400	CMS Energy Corporation	124,146
9,810	Exelon Corporation	382,688
14,050	NiSource, Inc.	346,332
7,604	NV Energy, Inc.	126,607
13,300	PNM Resources, Inc.	249,508
2,600	Public Service Enterprise Group, Inc.	80,990
5,732	Southwest Gas Corporation	240,859

	Total	1,551,130

	Total Common Stock (cost $59,150,973)	66,401,449

Shares	Preferred Stock (<0.1%)	Value
Financials (<0.1%)
3,400	U.S. Bancorp, 6.000%[d,h]	87,720

	Total	87,720

	Total Preferred Stock (cost $85,000)	87,720

Shares	Collateral Held for Securities Loaned (0.1%)	Value
822,599	Thrivent Financial Securities Lending Trust	822,599

	Total Collateral Held for Securities Loaned (cost $822,599)	822,599

Principal Amount	Short-Term Investments (15.2%)[i]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.090%, 5/4/2012[j]	4,999,962
16,658,000	0.095%, 5/9/2012[j]	16,657,648
5,000,000	0.080%, 5/11/2012[j]	4,999,889
6,000,000	0.075%, 5/16/2012[j]	5,999,813
3,000,000	0.055%, 5/18/2012[j]	2,999,922
5,000,000	0.110%, 5/30/2012[j,k]	4,999,557
5,000,000	0.095%, 6/6/2012[j]	4,999,525
5,000,000	0.100%, 6/13/2012[j]	4,999,403
20,000,000	0.090%, 6/20/2012[j]	19,997,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Short-Term Investments (15.2%)[i]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
24,000,000	0.060%, 6/7/2012[j]	$23,998,520
300,000	0.105%, 7/16/2012[j,k]	299,934
	U.S. Treasury Bills
1,100,000	0.100%, 7/19/2012[j,k]	1,099,759

	Total Short-Term Investments (at amortized cost)	96,051,432

	Total Investments (cost $668,809,761) 110.6%	$697,829,049

	Other Assets and Liabilities, Net (10.6%)	(66,716,795)

	Total Net Assets 100.0%	$631,112,254

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $7,467,371 or 1.2% of total net assets.

g	All or a portion of the security is on loan.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
k	At April 30, 2012, $2,399,604 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,416,532
Gross unrealized depreciation	(4,449,346)

Net unrealized appreciation (depreciation)	$24,967,186

Cost for federal income tax purposes	$672,861,863

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	347,644	–	347,644	–
Communications Services	1,124,000	–	1,124,000	–
Consumer Cyclical	414,363	–	414,363	–
Consumer Non-Cyclical	410,013	–	410,013	–
Technology	648,606	–	648,606	–
Transportation	255,255	–	255,255	–

Mutual Funds
Equity Mutual Funds	137,443,095	137,443,095	–	–
Fixed Income Mutual Funds	264,434,990	264,434,990	–	–

Long-Term Fixed Income
Asset-Backed Securities	5,572,301	–	5,572,301	–
Basic Materials	1,995,989	–	1,995,989	–
Capital Goods	1,174,347	–	1,174,347	–
Collateralized Mortgage Obligations	6,260,275	–	6,260,275	–
Commercial Mortgage-Backed Securities	12,658,584	–	12,658,584	–
Communications Services	4,360,836	–	4,360,836	–
Consumer Cyclical	3,145,116	–	3,145,116	–
Consumer Non-Cyclical	3,063,570	–	3,063,570	–
Energy	2,041,488	–	2,041,488	–
Financials	12,941,304	–	12,791,240	150,064
Mortgage-Backed Securities	67,287,426	–	67,287,426	–
Technology	1,028,494	–	1,028,494	–
Transportation	1,243,383	–	1,243,383	–
U.S. Government and Agencies	4,216,062	–	4,216,062	–
Utilities	2,398,708	–	2,398,708	–

Common Stock
Consumer Discretionary	8,143,809	8,143,809	–	–
Consumer Staples	5,134,317	5,134,317	–	–
Energy	6,315,102	6,028,388	286,714	–
Financials	11,281,086	11,281,086	–	–
Health Care	9,631,898	9,631,898	–	–
Industrials	8,364,379	8,364,379	–	–
Information Technology	13,604,711	13,604,711	–	–
Materials	2,027,224	2,027,224	–	–
Telecommunications Services	347,793	347,793	–	–
Utilities	1,551,130	1,551,130	–	–

Preferred Stock
Financials	87,720	87,720	–	–
Collateral Held for Securities Loaned	822,599	822,599	–	–
Short-Term Investments	96,051,432	–	96,051,432	–

Total	$697,829,049	$468,903,139	$228,775,846	$150,064

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	784,980	784,980	–	–
Credit Default Swaps	124,551	–	124,551	–

Total Asset Derivatives	$909,531	$784,980	$124,551	$–

Liability Derivatives
Futures Contracts	80,187	80,187	–	–

Total Liability Derivatives	$80,187	$80,187	$–	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(80)	June 2012	($17,618,506)	($17,643,750)	($25,244)
10-Yr. U.S. Treasury Bond Futures	310	June 2012	40,717,508	41,007,188	289,680
20-Yr. U.S. Treasury Bond Futures	170	June 2012	24,067,471	24,288,750	221,279
Russell 2000 Index Mini-Futures	(52)	June 2012	(4,234,933)	(4,237,480)	(2,547)
S&P 400 Index Mini-Futures	(75)	June 2012	(7,369,604)	(7,422,000)	(52,396)
S&P 500 Index Futures	41	June 2012	14,010,379	14,284,400	274,021
Total Futures Contracts					$704,793

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Sell	6/20/2017	$11,000,000	$487,087	($371,772)	$115,315
CDX HY, Series 18, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Sell	6/20/2017	1,000,000	43,033	(33,797)	9,236
Total Credit Default Swaps					($405,569)	$124,551

1

As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$510,959
Total Interest Rate Contracts		510,959

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	274,021
Total Equity Contracts		274,021

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	124,551
Total Credit Contracts		124,551

Total Asset Derivatives		$909,531

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	54,943
Total Equity Contracts		54,943

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	25,244
Total Interest Rate Contracts		25,244

Total Liability Derivatives		$80,187

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	404,925

Total Interest Rate Contracts		404,925

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	2,222,350

Total Equity Contracts		2,222,350

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(64)

Total Foreign Exchange Contracts		(64)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	548,949

Total Credit Contracts		548,949

Total		$3,176,160

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(2,495,103)
Total Equity Contracts		(2,495,103)

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	519,276
Total Interest Rate Contracts		519,276

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	124,551
Total Credit Contracts		124,551

Total		($1,851,276)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$30,376,451	5.0%	N/A	N/A	N/A	N/A
Interest Rate Contracts	70,596,180	11.7	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$135	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$3,839,046	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Natural Resources	$10,592,836	$1,615,296	$–	1,197,141	$11,672,122	$15,296
Partner Small Cap Value	9,349,338	160,413	–	626,155	10,369,127	62,014
Small Cap Stock	2,510,694	–	–	167,827	2,725,512	–
Partner Mid Cap Value	12,555,806	101,172	–	1,091,303	13,794,070	101,172
Mid Cap Stock	6,576,068	–	–	426,187	7,138,634	–
Partner Worldwide Allocation	36,234,910	379,858	–	4,393,476	38,223,239	379,858
Large Cap Growth	12,695,989	842	–	2,404,707	14,259,915	842
Large Cap Value	30,526,644	586,865	–	2,386,109	34,073,639	586,865
Large Cap Stock	633,535	7,733	–	29,860	704,110	7,733
Equity Income Plus	4,119,606	39,570	–	470,875	4,482,727	39,570
High Yield	22,643,063	872,195	391,829	4,896,508	23,943,923	872,195
Income	78,667,958	1,616,478	6,418,755	8,433,270	75,983,767	1,616,478
Government Bond	12,115,144	368,225	156,732	1,153,488	12,238,503	91,126
Limited Maturity Bond	173,653,196	1,536,882	24,216,575	12,181,504	152,268,797	1,536,882
Thrivent Financial Securities Lending Trust	–	966,891	144,292	822,599	822,599	98
Total Value and Income Earned	412,874,787				402,700,684	5,310,129

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (96.0%)	Value
Consumer Discretionary (15.4%)
11,420	Aeropostale, Inc.[a]	$253,295
9,600	Ann, Inc.[a]	265,824
4,070	Arctic Cat, Inc.[a]	180,057
20,690	BJ’s Restaurants, Inc.[a]	893,601
11,360	Body Central Corporation[a]	345,003
39,810	Bravo Brio Restaurant Group, Inc.[a]	804,162
28,100	Bridgepoint Education, Inc.[a,b]	605,836
34,730	Brunswick Corporation	913,052
1,990	Buffalo Wild Wings, Inc.[a]	166,861
7,070	Children’s Place Retail Stores, Inc.[a]	325,079
6,140	Cracker Barrel Old Country Store, Inc.	353,173
65,920	Crocs, Inc.[a]	1,331,584
16,620	DSW, Inc.	935,041
40,570	Express, Inc.[a]	958,263
27,790	Gaylord Entertainment Company[a]	874,829
28,720	GNC Holdings, Inc.	1,121,803
4,405	Joseph A. Bank Clothiers, Inc.[a]	209,458
6,570	Krispy Kreme Doughnuts, Inc.[a]	48,158
20,630	Meritage Homes Corporation[a]	585,686
6,010	Oxford Industries, Inc.	288,420
4,750	Red Robin Gourmet Burgers, Inc.[a]	169,385
87,720	Scientific Games Corporation[a]	891,235
6,670	Select Comfort Corporation[a]	192,630
13,090	Shuffle Master, Inc.[a]	231,300
29,840	Shutterfly, Inc.[a]	928,621
58,090	Sonic Automotive, Inc.[b]	977,074
32,340	Sotheby’s Holdings, Inc.	1,271,609
5,630	Stamps.com, Inc.[a]	163,439
26,785	Steven Madden, Ltd.[a]	1,157,380
29,510	Tenneco, Inc.[a]	909,793
32,160	True Religion Apparel, Inc.[a]	873,466
3,960	Ulta Salon Cosmetics & Fragrance, Inc.	349,193
28,860	Vera Bradley, Inc.[a,b]	749,783
11,490	Vitamin Shoppe, Inc.[a]	540,834

	Total	20,864,927

Consumer Staples (2.6%)
5,430	B&G Foods, Inc.	120,763
1,090	Boston Beer Company, Inc.[a,b]	112,619
25,320	Hain Celestial Group, Inc.[a]	1,197,636
8,200	TreeHouse Foods, Inc.[a]	471,582
34,200	United Natural Foods, Inc.[a]	1,685,718

	Total	3,588,318

Energy (6.6%)
19,250	Berry Petroleum Company	876,838
43,270	Carrizo Oil & Gas, Inc.[a]	1,213,291
24,090	CVR Energy, Inc.	731,372
16,960	Dril-Quip, Inc.[a]	1,142,934
25,240	Energy XXI, Ltd.[a]	951,043
3,710	GeoResources, Inc.[a]	139,904
1,630	Gulfmark Offshore, Inc.[a]	78,517
30,300	Gulfport Energy Corporation[a]	794,163
64,710	Key Energy Services, Inc.[a]	819,229
12,950	Kodiak Oil & Gas Corporation[a,b]	114,608
3,490	Lufkin Industries, Inc.	268,172
35,310	Northern Oil and Gas, Inc.[a,b]	686,073
22,720	Rex Energy Corporation[a]	238,787
30,160	Swift Energy Company[a]	912,340

	Total	8,967,271

Financials (6.7%)
33,770	Alterra Capital Holdings, Ltd.	808,116
18,710	Bank of the Ozarks, Inc.	578,139
35,940	Colonial Properties Trust	803,978
63,170	CubeSmart	793,415
97,850	Education Realty Trust, Inc.	1,102,769
37,880	LaSalle Hotel Properties	1,114,051
25,860	MarketAxess Holdings, Inc.	887,257
14,790	Signature Bank[a]	971,555
3,950	Sovran Self Storage, Inc.	208,165
23,620	Tanger Factory Outlet Centers, Inc.	739,778
26,480	Texas Capital Bancshares, Inc.[a]	998,561
10,960	Umpqua Holdings Corporation	145,110

	Total	9,150,894

Health Care (17.6%)
9,310	ABIOMED, Inc.[a]	226,512
22,300	Acadia Healthcare Company, Inc.[a,b]	355,908
12,270	Air Methods Corporation[a]	1,032,030
92,870	Akorn, Inc.[a]	1,126,513
31,400	Align Technology, Inc.[a]	995,694
1,940	Analogic Corporation	132,327
54,310	ARIAD Pharmaceuticals, Inc.[a]	885,253
17,270	ArthroCare Corporation[a]	431,059
37,170	Bruker Corporation[a]	558,665
15,400	Catalyst Health Solutions, Inc.[a]	1,330,098
25,410	Cepheid, Inc.[a]	975,998
4,030	Computer Programs and Systems, Inc.	240,148
25,620	Cubist Pharmaceuticals, Inc.[a]	1,083,214
7,700	Cyberonics, Inc.[a]	294,910
16,760	Dynavax Technologies Corporation[a]	83,968
29,520	Endologix, Inc.[a]	442,210
33,410	Incyte Corporation[a,b]	757,739
23,050	Integra LifeSciences Holdings Corporation[a]	858,151
15,430	IPC The Hospitalist Company, Inc.[a]	592,666
10,270	Jazz Pharmaceuticals, Inc.[a]	524,078
3,790	Luminex Corporation[a]	94,902
11,450	Medivation, Inc.[a]	926,076
8,740	Mednax, Inc.[a]	613,898
8,850	Molina Healthcare, Inc.[a]	227,002
21,130	Onyx Pharmaceuticals, Inc.[a]	961,626
3,740	Optimer Pharmaceuticals, Inc.[a]	55,352
5,310	Orthofix International NVa	218,878
7,980	PAREXEL International Corporation[a]	214,981
30,250	PSS World Medical, Inc.[a]	723,882
3,360	QLT, Inc.[a]	22,378
36,860	Quality Systems, Inc.	1,378,564
34,200	Questcor Pharmaceuticals, Inc.[a,b]	1,535,580
15,120	Salix Pharmaceuticals, Ltd.[a]	746,928
14,770	Sirona Dental Systems, Inc.[a]	746,033
6,620	SXC Health Solutions Corporation[a,b]	599,640
34,570	VCA Antech, Inc.[a]	817,926
15,760	VIVUS, Inc.[a,b]	381,707
11,820	Wellcare Health Plans, Inc.[a]	723,148

	Total	23,915,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (96.0%)	Value
Industrials (16.6%)
77,860	Avis Budget Group, Inc.[a]	$1,024,638
21,040	Belden, Inc.	731,771
17,190	Chart Industries, Inc.[a]	1,313,832
27,790	Clean Harbors, Inc.[a]	1,896,390
32,370	Colfax Corporation[a]	1,097,019
18,090	Copa Holdings SA	1,470,898
8,240	EnPro Industries, Inc.[a]	341,218
4,090	ESCO Technologies, Inc.	140,696
24,020	Genesee & Wyoming, Inc.[a]	1,294,918
40,960	GrafTech International, Ltd.[a]	480,870
17,170	Greenbrier Companies, Inc.[a]	296,182
36,620	Healthcare Services Group, Inc.	777,076
29,800	Herman Miller, Inc.	581,994
43,920	Hexcel Corporation[a]	1,202,530
7,850	Hub Group, Inc.[a]	274,750
12,570	Huron Consulting Group, Inc.[a]	442,967
9,940	Kforce, Inc.[a]	143,832
4,080	Middleby Corporation[a]	413,998
16,480	Old Dominion Freight Line, Inc.[a]	732,866
4,470	On Assignment, Inc.[a]	83,634
8,200	Proto Labs, Inc.[a,b]	304,220
2,220	RBC Bearings, Inc.[a]	104,073
3,451	Robbins & Myers, Inc.	168,098
28,560	Shaw Group, Inc.[a]	864,511
31,690	Titan International, Inc.[b]	915,524
20,630	Triumph Group, Inc.	1,295,977
64,330	TrueBlue, Inc.[a]	1,110,336
121,300	US Airways Group, Inc.[a,b]	1,244,538
14,060	WESCO International, Inc.[a]	933,443
20,130	Woodward, Inc.	837,207

	Total	22,520,006

Information Technology (24.8%)
26,430	ADTRAN, Inc.	806,644
30,410	Allot Communications, Ltd.[a]	746,261
15,660	Anixter International, Inc.[a]	1,073,963
6,820	ANSYS, Inc.[a]	457,418
23,380	Ariba, Inc.[a]	893,116
45,620	Aruba Networks, Inc.[a,b]	963,494
30,160	Bankrate, Inc.[a,b]	706,347
11,040	Bottomline Technologies, Inc.[a]	259,771
30,220	Broadsoft, Inc.[a,b]	1,293,718
44,990	Cardtronics, Inc.[a]	1,185,936
38,940	Cavium, Inc.[a]	1,139,384
25,430	Ceva, Inc.[a]	561,749
70,040	Cirrus Logic, Inc.[a]	1,917,695
21,670	Cognex Corporation	872,218
4,120	Coherent, Inc.[a]	216,712
22,520	Concur Technologies, Inc.[a]	1,273,731
28,100	DealerTrack Holdings, Inc.[a]	838,223
7,670	Diodes, Inc.[a]	170,964
14,220	Electronics for Imaging, Inc.[a]	253,827
54,790	Fairchild Semiconductor
	International, Inc.[a]	776,374
1,470	FARO Technologies, Inc.[a]	82,291
54,800	Finisar Corporation[a]	905,296
19,090	GSI Group, Inc.[a]	230,416
22,720	Heartland Payment Systems, Inc.	692,278
1,040	Hittite Microwave Corporation[a]	55,682
5,400	Imperva, Inc.[a]	187,758
64,100	Infinera Corporation[a]	458,956
3,210	Infoblox, Inc.[a]	65,484
12,860	IPG Photonics Corporation[a]	622,424
36,720	Kenexa Corporation[a]	1,199,642
3,700	Liquidity Services, Inc.[a]	197,321
4,240	Manhattan Associates, Inc.[a]	212,636
15,570	MAXIMUS, Inc.	688,973
4,070	Monolithic Power Systems, Inc.[a]	84,330
39,370	NETGEAR, Inc.[a]	1,515,745
19,220	OCZ Technology Group, Inc.[a,b]	113,398
13,030	OSI Systems, Inc.[a]	871,186
18,020	Plexus Corporation[a]	583,307
28,800	Power Integrations, Inc.	1,090,944
5,180	Procera Networks, Inc.[a]	107,537
28,090	Progress Software Corporation[a]	650,003
22,520	QLIK Technologies, Inc.[a]	648,801
3,520	Radware, Inc.[a]	135,450
6,230	Rofin-Sinar Technologies, Inc.[a]	156,996
81,140	Sapient Corporation	971,246
35,380	Semtech Corporation[a]	964,459
41,690	Synchronoss Technologies, Inc.[a]	1,304,897
22,740	Tangoe, Inc.[a]	465,715
53,260	Teradyne, Inc.[a]	916,605
34,340	Ultratech, Inc.[a]	1,096,820

	Total	33,684,141

Materials (4.9%)
31,590	Allied Nevada Gold Corporation[a]	925,271
96,710	Boise, Inc.	738,864
100,860	Century Aluminum Company[a]	927,912
52,680	Chemtura Corporation[a]	896,614
2,590	Domtar Corporation	226,573
10,460	KapStone Paper and Packaging Corporation[a]	188,908
25,960	Kraton Performance Polymers, Inc.[a]	674,960
106,630	Louisiana-Pacific Corporation[a]	965,001
7,380	LSB Industries, Inc.[a]	250,330
18,290	Methanex Corporation	643,076
15,140	Noranda Aluminum Holding Corporation	160,787

	Total	6,598,296

Telecommunications Services (0.7%)
5,850	AboveNet, Inc.[a]	486,544
28,490	Cogent Communications Group, Inc.[a]	533,618

	Total	1,020,162

Utilities (0.1%)
3,670	Artesian Resources Corporation	70,060

	Total	70,060

	Total Common Stock (cost $107,652,138)	130,379,717

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Collateral Held for Securities Loaned (8.8%)	Value
11,948,436	Thrivent Financial Securities Lending Trust	$11,948,436

	Total Collateral Held for Securities Loaned (cost $11,948,436)	11,948,436

	Total Investments (cost $119,600,574) 104.8%	$142,328,153

	Other Assets and Liabilities, Net (4.8%)	(6,507,843)

	Total Net Assets 100.0%	$135,820,310

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$24,405,264
Gross unrealized depreciation	(2,511,548)

Net unrealized appreciation (depreciation)	$21,893,716

Cost for federal income tax purposes	$120,434,437

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Partner Small Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	20,864,927	20,864,927	–	–
Consumer Staples	3,588,318	3,588,318	–	–
Energy	8,967,271	8,967,271	–	–
Financials	9,150,894	9,150,894	–	–
Health Care	23,915,642	23,915,642	–	–
Industrials	22,520,006	22,520,006	–	–
Information Technology	33,684,141	33,684,141	–	–
Materials	6,598,296	6,598,296	–	–
Telecommunications Services	1,020,162	1,020,162	–	–
Utilities	70,060	70,060	–	–
Collateral Held for Securities Loaned	11,948,436	11,948,436	–	–

Total	$142,328,153	$142,328,153	$–	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$11,198,490	$33,142,047	$32,392,101	11,948,436	$11,948,436	$54,255
Total Value and Income Earned	11,198,490				11,948,436	54,255

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (13.8%)
178,200	Aaron’s, Inc.	$4,841,694
27,000	Ascent Capital Group, Inc., LLC[a]	1,390,500
46,000	CSS Industries, Inc.	880,900
49,500	Dorman Products, Inc.[a]	2,365,110
85,400	Drew Industries, Inc.[a]	2,543,212
52,000	Ethan Allen Interiors, Inc.[b]	1,206,400
75,000	Fred’s, Inc.	1,074,000
84,000	Haverty Furniture Companies, Inc.	1,008,000
36,400	Hooker Furniture Corporation	430,976
111,500	Liz Claiborne, Inc.[a,b]	1,494,100
58,500	M/I Homes, Inc.[a]	778,050
83,900	MarineMax, Inc.[a]	894,374
48,500	Matthews International Corporation	1,455,000
64,000	Men’s Wearhouse, Inc.	2,370,560
91,200	Meritage Homes Corporation[a]	2,589,168
180,000	Orient-Express Hotels, Ltd.[a]	1,924,200
127,000	Shiloh Industries, Inc.	1,167,130
57,000	Stanley Furniture Company, Inc.[a]	256,500
142,000	Stein Mart, Inc.[a]	911,640
26,300	Steven Madden, Ltd.[a]	1,136,423
65,100	Winnebago Industries, Inc.[a,b]	634,725

	Total	31,352,662

Consumer Staples (0.6%)
214,000	Alliance One International, Inc.[a]	757,560
24,700	Nash Finch Company	619,970

	Total	1,377,530

Energy (4.6%)
7,600	Atwood Oceanics, Inc.[a]	336,908
6,500	Carbo Ceramics, Inc.[b]	546,585
81,200	Cloud Peak Energy, Inc.[a]	1,249,668
57,500	Forest Oil Corporation[a]	765,900
76,000	Gulf Island Fabrication, Inc.	2,129,520
185,000	Hercules Offshore, Inc.[a]	939,800
37,274	Lone Pine Resources, Inc.[a]	222,153
38,600	Overseas Shipholding Group, Inc.[b]	451,620
58,300	Swift Energy Company[a]	1,763,575
179,900	Teekay Tankers, Ltd.[b]	928,284
117,200	Tetra Technologies, Inc.[a]	1,020,812

	Total	10,354,825

Financials (23.6%)
67,200	Alterra Capital Holdings, Ltd.	1,608,096
176,000	Ares Capital Corporation	2,823,040
28,400	Assured Guaranty, Ltd.	402,712
161,000	CBL & Associates Properties, Inc.	2,999,430
281,300	Cedar Realty Trust, Inc.	1,468,386
334,700	CoBiz Financial, Inc.	2,091,875
60,100	Columbia Banking System, Inc.	1,231,449
30,400	Compass Diversified Trust[b]	446,272
113,300	Cousins Properties, Inc.	890,538
94,000	East West Bancorp, Inc.	2,140,380
42,300	Employers Holdings, Inc.	732,636
66,800	First Potomac Realty Trust	830,992
77,100	Glacier Bancorp, Inc.	1,148,790
77,800	Golub Capital BDC, Inc.	1,156,108
66,000	Hatteras Financial Corporation	1,922,580
163,500	Hercules Technology Growth Capital, Inc.	1,865,535
74,400	Home Bancshares, Inc.	2,168,016
11,200	iShares Russell 2000 Value Index Fund	804,832
50,100	JMP Group, Inc.	371,241
49,000	Kilroy Realty Corporation	2,325,050
235,000	Kite Realty Group Trust	1,200,850
73,700	LaSalle Hotel Properties	2,167,517
2,200	Markel Corporation[a]	968,616
88,000	Meadowbrook Insurance Group, Inc.	777,040
65,000	National Interstate Corporation	1,560,000
22,700	Potlatch Corporation	710,510
59,500	ProAssurance Corporation	5,241,355
86,700	Radian Group, Inc.[b]	270,504
135,000	Redwood Trust, Inc.	1,576,800
111,000	Safeguard Scientifics, Inc.[a]	1,815,960
98,000	Sandy Spring Bancorp, Inc.	1,764,980
65,200	SeaBright Holdings, Inc.	586,148
15,400	Stifel Financial Corporation[a]	560,868
45,500	SVB Financial Group[a]	2,916,095
54,200	Wintrust Financial Corporation	1,958,246

	Total	53,503,447

Health Care (4.9%)
5,800	Atrion Corporation	1,337,712
735,000	Lexicon Pharmaceuticals, Inc.[a,b]	1,190,700
29,500	National Healthcare Corporation	1,345,200
95,500	Owens & Minor, Inc.	2,792,420
78,000	Triple-S Management Corporation[a]	1,642,680
58,000	Vanguard Health Systems, Inc.[a]	515,040
52,500	West Pharmaceutical Services, Inc.	2,357,250

	Total	11,181,002

Industrials (25.4%)
51,600	A.O. Smith Corporation	2,456,160
82,000	Aegion Corporation[a]	1,496,500
74,000	Alaska Air Group, Inc.[a]	2,501,200
33,200	Applied Industrial Technologies, Inc.	1,304,428
21,300	Astec Industries, Inc.[a]	666,477
127,000	Beacon Roofing Supply, Inc.[a]	3,389,630
48,700	Belden, Inc.	1,693,786
23,300	Cascade Corporation	1,096,731
31,000	Circor International, Inc.	964,720
76,000	Comfort Systems USA, Inc.	804,080
59,000	Dolan Company[a]	472,590
15,000	Franklin Electric Company, Inc.	752,250
19,600	FTI Consulting, Inc.[a]	712,264
53,900	G & K Services, Inc.	1,771,154
72,300	Genesee & Wyoming, Inc.[a]	3,897,693
93,000	Gibraltar Industries, Inc.[a]	1,257,360
90,000	Greenbrier Companies, Inc.[a]	1,552,500
39,300	Hub Group, Inc.[a]	1,375,500
46,500	IDEX Corporation	2,013,915
42,000	Kaman Corporation	1,443,960
82,000	Kforce, Inc.[a]	1,186,540
64,800	Kirby Corporation[a]	4,300,776
65,000	Kratos Defense & Security Solutions, Inc.[a,b]	360,750
98,000	McGrath Rentcorp	2,883,160
35,500	Mine Safety Appliances Company	1,507,330
103,000	Navigant Consulting, Inc.[a]	1,433,760
48,300	Nordson Corporation	2,603,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (97.7%)	Value
Industrials (25.4%) - continued
12,100	RBC Bearings, Inc.[a]	$567,248
61,000	Robbins & Myers, Inc.	2,971,310
23,000	Sterling Construction Company, Inc.[a]	225,170
37,500	Sun Hydraulics Corporation	938,625
27,200	Universal Forest Products, Inc.	1,017,280
70,000	Universal Truckload Services, Inc.	1,092,000
81,700	Vitran Corporation, Inc.[a]	701,803
56,500	Waste Connections, Inc.	1,820,995
56,500	Woodward, Inc.	2,349,835

	Total	57,582,850

Information Technology (9.9%)
61,200	Accelrys, Inc.[a]	503,676
115,000	Advanced Energy Industries, Inc.[a]	1,373,100
31,500	ATMI, Inc.[a]	661,815
118,000	Brooks Automation, Inc.	1,387,680
20,700	Cabot Microelectronics Corporation	711,666
26,000	Cognex Corporation	1,046,500
51,000	Cohu, Inc.	559,980
107,000	Electro Rent Corporation	1,667,060
47,700	Electro Scientific Industries, Inc.	680,202
136,600	Intevac, Inc.[a]	1,100,996
14,600	Littelfuse, Inc.	914,982
76,500	Methode Electronics, Inc.	646,425
59,900	Monotype Imaging Holdings, Inc.[a]	849,981
34,700	Newport Corporation[a]	592,329
96,000	Progress Software Corporation[a]	2,221,440
135,600	ShoreTel, Inc.[a]	649,524
275,000	Sonus Networks, Inc.[a]	778,250
24,000	Standard Microsystems Corporation[a]	635,520
3,600	StarTek, Inc.[a]	6,588
56,900	Synnex Corporation[a]	2,167,321
65,000	Teradyne, Inc.[a]	1,118,650
57,000	Xyratex, Ltd.	827,640
68,000	Zygo Corporation[a]	1,345,720

	Total	22,447,045

Materials (9.3%)
34,300	AMCOL International Corporation	1,130,528
63,700	AptarGroup, Inc.	3,472,287
22,700	Carpenter Technology Corporation	1,263,482
71,100	Clearwater Paper Corporation[a]	2,344,167
51,500	Franco-Nevada Corporation[b]	2,309,915
18,300	Haynes International, Inc.	1,141,371
77,500	Innospec, Inc.[a]	2,342,825
20,400	Minerals Technologies, Inc.	1,368,840
104,000	Myers Industries, Inc.	1,719,120
255,000	North American Palladium, Ltd.[a,b]	765,000
28,600	Schnitzer Steel Industries, Inc.	1,140,282
12,300	Texas Industries, Inc.[b]	413,403
184,800	Wausau Paper Corporation	1,674,288

	Total	21,085,508

Telecommunications Services (0.3%)
83,000	Premiere Global Services, Inc.[a]	742,850

	Total	742,850

Utilities (5.3%)
26,000	Black Hills Corporation	858,260
85,500	Cleco Corporation	3,488,400
56,700	El Paso Electric Company	1,737,288
46,000	NorthWestern Corporation	1,633,920
39,800	PNM Resources, Inc.	746,648
55,800	Southwest Gas Corporation	2,344,716
37,500	Vectren Corporation	1,104,375

	Total	11,913,607

	Total Common Stock (cost $165,641,064)	221,541,326

Shares	Preferred Stock (0.7%)	Value
Financials (0.5%)
705	East West Bancorp, Inc.[c]	1,098,038

	Total	1,098,038

Health Care (0.2%)
37,800	National Healthcare Corporation, Convertible[c]	567,000

	Total	567,000

	Total Preferred Stock (cost $1,186,284)	1,665,038

Shares	Collateral Held for Securities Loaned (4.0%)	Value
9,073,140	Thrivent Financial Securities Lending Trust	9,073,140

	Total Collateral Held for Securities Loaned (cost $9,073,140)	9,073,140

Principal Amount	Short-Term Investments (1.6%)[d]	Value
	Nieuw Amsterdam Receivables Corporation
3,600,000	0.170%, 5/1/2012[e,f]	3,600,000

	Total Short-Term Investments (at amortized cost)	3,600,000

	Total Investments (cost $179,500,488) 104.0%	$235,879,504

	Other Assets and Liabilities, Net (4.0%)	(9,122,046)

	Total Net Assets 100.0%	$226,757,458

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $3,600,000 or 1.6% of total net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$65,769,783
Gross unrealized depreciation	(10,246,543)

Net unrealized appreciation (depreciation)	$55,523,240

Cost for federal income tax purposes	$180,356,264

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Partner Small Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	31,352,662	31,352,662	–	–
Consumer Staples	1,377,530	1,377,530	–	–
Energy	10,354,825	10,354,825	–	–
Financials	53,503,447	53,503,447	–	–
Health Care	11,181,002	11,181,002	–	–
Industrials	57,582,850	57,582,850	–	–
Information Technology	22,447,045	22,447,045	–	–
Materials	21,085,508	18,775,593	2,309,915	–
Telecommunications Services	742,850	742,850	–	–
Utilities	11,913,607	11,913,607	–	–

Preferred Stock
Financials	1,098,038	–	1,098,038	–
Health Care	567,000	567,000	–	–
Collateral Held for Securities Loaned	9,073,140	9,073,140	–	–
Short-Term Investments	3,600,000	–	3,600,000	–

Total	$235,879,504	$228,871,551	$7,007,953	$–

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(239)

Total Foreign Exchange Contracts		(239)

Total		($239)

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$210	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$12,183,249	$26,970,685	$30,080,794	9,073,140	$9,073,140	$55,903
Total Value and Income Earned	12,183,249				9,073,140	55,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (83.5%)	Value
Consumer Discretionary (10.7%)
85,600	Big Lots, Inc.[a]	$3,136,384
96,400	BJ’s Restaurants, Inc.[a]	4,163,516
96,400	Children’s Place Retail Stores, Inc.[a]	4,432,472
207,907	Foot Locker, Inc.	6,359,875
105,845	Life Time Fitness, Inc.[a]	4,928,143
144,100	Meredith Corporation[b]	4,154,403
269,080	Pier 1 Imports, Inc.	4,622,795

	Total	31,797,588

Consumer Staples (2.7%)
141,292	Corn Products International, Inc.	8,062,122

	Total	8,062,122

Energy (4.5%)
495,528	Petroleum Geo-Services ASA[a]	7,496,162
194,708	Swift Energy Company[a]	5,889,917

	Total	13,386,079

Financials (21.0%)
42,032	Affiliated Managers Group, Inc.[a]	4,775,676
45,200	Allied World Assurance Company Holdings AG	3,252,592
71,600	American Campus Communities, Inc.	3,182,620
120,700	Apartment Investment & Management Company	3,277,005
110,300	Aspen Insurance Holdings, Ltd.	3,123,696
139,000	Douglas Emmett, Inc.	3,230,360
45,700	Equity Lifestyle Properties, Inc.	3,196,258
97,600	HCC Insurance Holdings, Inc.	3,119,296
50,600	Home Properties, Inc.	3,089,130
62,700	iShares Russell 2000 Index Fund[b]	5,105,661
242,474	Ocwen Financial Corporation[a]	3,615,287
2,614,090	Popular, Inc.[a]	4,653,080
33,500	ProAssurance Corporation	2,951,015
109,000	Protective Life Corporation	3,189,340
78,600	Tanger Factory Outlet Centers, Inc.	2,461,752
42,254	Taubman Centers, Inc.	3,261,164
132,566	Tower Group, Inc.	2,860,774
197,537	Zions Bancorporation	4,027,780

	Total	62,372,486

Health Care (7.5%)
124,500	Align Technology, Inc.[a]	3,947,895
105,518	Covance, Inc.[a]	4,934,022
150,782	Health Net, Inc.[a]	5,369,347
215,103	PSS World Medical, Inc.[a,b]	5,147,415
65,338	United Therapeutics Corporation[a]	2,858,537

	Total	22,257,216

Industrials (17.0%)
268,300	Actuant Corporation	7,316,541
354,377	Deluxe Corporation	8,437,716
332,311	EMCOR Group, Inc.	9,743,359
201,529	FTI Consulting, Inc.[a]	7,323,564
174,400	GATX Corporation	7,476,528
292,687	Manitowoc Company, Inc.	4,053,715
198,535	Shaw Group, Inc.[a]	6,009,654

	Total	50,361,077

Information Technology (15.0%)
164,000	ADTRAN, Inc.	5,005,280
405,100	Atmel Corporation[a]	3,593,237
137,900	Cavium, Inc.[a]	4,034,954
73,200	OpenTable, Inc.[a,b]	3,274,236
196,336	Plantronics, Inc.	7,523,595
207,900	Polycom, Inc.[a]	2,758,833
489,919	Teradyne, Inc.[a]	8,431,506
155,883	TIBCO Software, Inc.[a]	5,128,551
96,600	VeriFone Systems, Inc.[a]	4,602,024

	Total	44,352,216

Materials (1.0%)
80,100	Materials Select Sector SPDR Fund	2,937,267

	Total	2,937,267

Utilities (4.1%)
284,800	PNM Resources, Inc.	5,342,848
161,491	Southwest Gas Corporation	6,785,852

	Total	12,128,700

	Total Common Stock (cost $237,477,365)	247,654,751

Shares	Collateral Held for Securities Loaned (5.0%)	Value
14,847,737	Thrivent Financial Securities Lending Trust	14,847,737

	Total Collateral Held for Securities Loaned (cost $14,847,737)	14,847,737

Principal Amount	Short-Term Investments (15.3%)[c]	Value
	Federal Home Loan Bank Discount Notes
18,000,000	0.095%, 5/9/2012[d,e]	17,999,626
5,000,000	0.075%, 5/16/2012[d]	4,999,844
14,000,000	0.107%, 5/25/2012[d]	13,999,000
5,000,000	0.095%, 6/6/2012[d]	4,999,525
	Federal National Mortgage Association Discount Notes
1,700,000	0.000%, 7/18/2012[d,e]	1,699,574
	U.S. Treasury Bills
1,600,000	0.000%, 7/19/2012[d,e]	1,599,649

	Total Short-Term Investments (at amortized cost)	45,297,218

	Total Investments (cost $297,622,320) 103.8%	$307,799,706

	Other Assets and Liabilities, Net (3.8%)	(11,376,984)

	Total Net Assets 100.0%	$296,422,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e	At April 30, 2012, $3,699,215 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,377,980
Gross unrealized depreciation	(12,298,688)

Net unrealized appreciation (depreciation)	$10,079,292

Cost for federal income tax purposes	$297,720,414

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Small Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	31,797,588	31,797,588	–	–
Consumer Staples	8,062,122	8,062,122	–	–
Energy	13,386,079	5,889,917	7,496,162	–
Financials	62,372,486	62,372,486	–	–
Health Care	22,257,216	22,257,216	–	–
Industrials	50,361,077	50,361,077	–	–
Information Technology	44,352,216	44,352,216	–	–
Materials	2,937,267	2,937,267	–	–
Utilities	12,128,700	12,128,700	–	–
Collateral Held for Securities Loaned	14,847,737	14,847,737	–	–
Short-Term Investments	45,297,218	–	45,297,218	–

Total	$307,799,706	$255,006,326	$52,793,380	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	104,032	104,032	–	–

Total Asset Derivatives	$104,032	$104,032	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	422	June 2012	$34,284,748	$34,388,780	$104,032
Total Futures Contracts					$104,032

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,032
Total Equity Contracts		104,032
Total Asset Derivatives		$104,032

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,455,070
Total Equity Contracts		4,455,070

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	1,085

Total Foreign Exchange Contracts		1,085

Total		$4,456,155

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(977,412)
Total Equity Contracts		(977,412)

Total		($977,412)

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$30,044,557	10.2%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$23,077	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial
Securities Lending Trust	$5,560,875	$62,358,471	$53,071,609	14,847,737	$14,847,737	$37,790
Total Value and Income Earned	5,560,875				14,847,737	37,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (95.0%)	Value
Consumer Discretionary (16.6%)
82,300	Abercrombie & Fitch Company	$4,128,991
59,600	Darden Restaurants, Inc.	2,984,768
151,250	Discovery Communications, Inc.[a]	8,231,025
100,900	Dollar Tree, Inc.[a]	10,257,494
73,799	Gentex Corporation	1,621,364
118,185	GNC Holdings, Inc.	4,616,306
126,300	Limited Brands, Inc.	6,277,110
57,400	O’Reilly Automotive, Inc.[a]	6,053,404
121,700	PetSmart, Inc.	7,090,242
68,200	Tractor Supply Company	6,711,562
22,000	VF Corporation	3,345,100
63,800	Warnaco Group, Inc.[a]	3,378,848
87,300	Williams-Sonoma, Inc.	3,377,637

	Total	68,073,851

Consumer Staples (4.1%)
54,700	Clorox Company	3,834,470
78,400	Corn Products International, Inc.	4,473,504
101,599	Whole Foods Market, Inc.	8,439,829

	Total	16,747,803

Energy (11.5%)
164,500	Alpha Natural Resources, Inc.[a]	2,653,385
110,100	Cameron International Corporation[a]	5,642,625
62,500	Concho Resources, Inc.[a]	6,698,750
129,200	ENSCO International plc ADR	7,060,780
246,493	Helix Energy Solutions Group, Inc.[a]	5,030,922
83,000	Oil States International, Inc.[a]	6,605,140
130,500	Peabody Energy Corporation	4,059,855
35,800	SM Energy Company	2,366,738
373,600	Weatherford International, Ltd.[a]	5,331,272
28,645	Whiting Petroleum Corporation[a]	1,638,494

	Total	47,087,961

Financials (4.6%)
58,100	Affiliated Managers Group, Inc.[a]	6,601,322
256,000	Discover Financial Services	8,678,400
205,100	TD Ameritrade Holding Corporation	3,853,829

	Total	19,133,551

Health Care (10.0%)
59,600	Alexion Pharmaceuticals, Inc.[a]	5,383,072
123,300	AmerisourceBergen Corporation	4,587,993
72,200	BioMarin Pharmaceutical, Inc.[a]	2,505,340
60,600	CIGNA Corporation	2,801,538
22,000	Mettler-Toledo International, Inc.[a]	3,945,040
41,900	Onyx Pharmaceuticals, Inc.[a]	1,906,869
26,900	Perrigo Company	2,821,810
27,700	Shire Pharmaceuticals Group plc ADR	2,702,412
66,276	SXC Health Solutions Corporation[a,b]	6,003,280
113,500	Watson Pharmaceuticals, Inc.[a]	8,553,360

	Total	41,210,714

Industrials (16.9%)
120,185	AMETEK, Inc.	6,048,911
149,300	BE Aerospace, Inc.[a]	7,021,579
77,711	Chicago Bridge and Iron Company	3,451,923
99,100	Expeditors International of Washington, Inc.	3,964,000
45,155	Flowserve Corporation	5,189,664
75,600	Jacobs Engineering Group, Inc.[a]	3,313,548
151,700	JB Hunt Transport Services, Inc.	8,393,561
117,300	Kansas City Southern	9,034,446
107,500	Pentair, Inc.[b]	4,659,050
86,000	Roper Industries, Inc.	8,763,400
63,400	SPX Corporation	4,867,852
52,700	Stericycle, Inc.[a]	4,563,820

	Total	69,271,754

Information Technology (23.9%)
112,974	Akamai Technologies, Inc.[a]	3,682,952
113,400	ANSYS, Inc.[a]	7,605,738
206,980	Atmel Corporation[a]	1,835,913
85,586	Autodesk, Inc.[a]	3,369,521
139,700	Broadcom Corporation[a]	5,113,020
189,000	Ciena Corporation[a,b]	2,800,980
280,200	Electronic Arts, Inc.[a]	4,309,476
75,700	F5 Networks, Inc.[a]	10,138,501
113,600	Fortinet, Inc.[a]	2,967,232
32,200	Lam Research Corporation[a,b]	1,341,130
430,400	Marvell Technology Group, Ltd.[a]	6,460,304
38,400	Mercadolibre, Inc.	3,714,816
44,700	Nice Systems, Ltd. ADR[a]	1,717,374
288,719	Nuance Communications, Inc.[a]	7,056,292
322,000	NVIDIA Corporation[a]	4,186,000
375,100	ON Semiconductor Corporation[a]	3,098,326
97,300	Red Hat, Inc.[a]	5,800,053
137,800	Riverbed Technology, Inc.[a]	2,718,794
155,400	Teradata Corporation[a]	10,843,812
175,200	VeriFone Systems, Inc.[a]	8,346,528
31,000	Xilinx, Inc.	1,127,780

	Total	98,234,542

Materials (5.1%)
23,200	Agrium, Inc.	2,039,280
55,000	Celanese Corporation	2,665,300
45,300	FMC Corporation	5,003,385
64,200	Newmont Mining Corporation	3,059,130
113,500	Silver Wheaton Corporation	3,465,155
69,300	Walter Energy, Inc.	4,595,283

	Total	20,827,533

Telecommunications Services (2.3%)
69,000	SBA Communications Corporation[a]	3,708,060
266,300	TW Telecom, Inc.[a]	5,800,014

	Total	9,508,074

	Total Common Stock (cost $293,574,402)	390,095,783

Shares	Collateral Held for Securities Loaned (3.0%)	Value
12,370,400	Thrivent Financial Securities Lending Trust	12,370,400

	Total Collateral Held for Securities Loaned (cost $12,370,400)	12,370,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Short-Term Investments (5.0%)[c]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 5/11/2012[d]	$4,999,889
5,000,000	0.075%, 5/16/2012[d]	4,999,844
5,000,000	0.055%, 5/18/2012[d]	4,999,870
	Total Capital SA
5,600,000	0.130%, 5/1/2012[d,e]	5,600,000

	Total Short-Term Investments (at amortized cost)	20,599,603

	Total Investments (cost $326,544,405) 103.0%	$423,065,786

	Other Assets and Liabilities, Net (3.0%)	(12,137,799)

	Total Net Assets 100.0%	$410,927,987

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $5,600,000 or 1.4% of total net assets.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$104,273,358
Gross unrealized depreciation	(8,279,646)

Net unrealized appreciation (depreciation)	$95,993,712

Cost for federal income tax purposes	$327,072,074

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Mid Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	68,073,851	68,073,851	–	–
Consumer Staples	16,747,803	16,747,803	–	–
Energy	47,087,961	47,087,961	–	–
Financials	19,133,551	19,133,551	–	–
Health Care	41,210,714	41,210,714	–	–
Industrials	69,271,754	69,271,754	–	–
Information Technology	98,234,542	98,234,542	–	–
Materials	20,827,533	20,827,533	–	–
Telecommunications Services	9,508,074	9,508,074	–	–
Collateral Held for Securities Loaned	12,370,400	12,370,400	–	–
Short-Term Investments	20,599,603	–	20,599,603	–

Total	$423,065,786	$402,466,183	$20,599,603	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$8,790,050	$36,968,075	$33,387,725	12,370,400	$12,370,400	$5,358
Total Value and Income Earned	8,790,050				12,370,400	5,358

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (13.6%)
32,069	Lear Corporation	$1,330,863
23,126	Liberty Global, Inc.[a]	1,151,906
101,705	Liberty Interactive Corporation[a]	1,916,122
51,171	Macy’s, Inc.	2,099,034
97,607	MGM Resorts International[a]	1,309,886
956	NVR, Inc.[a]	749,447
17,414	PetSmart, Inc.	1,014,540
20,601	PVH Corporation	1,829,369
15,229	Ross Stores, Inc.	937,954
46,804	Scripps Networks Interactive	2,350,497
10,762	Starwood Hotels & Resorts Worldwide, Inc.	637,110
9,743	Tempur-Pedic International, Inc.[a]	573,278
19,656	TRW Automotive Holdings Corporation[a]	898,476
23,248	Urban Outfitters, Inc.[a]	673,262

	Total	17,471,744

Consumer Staples (6.9%)
10,772	Bunge, Ltd.	694,794
43,710	Coca-Cola Enterprises, Inc.	1,316,545
49,823	Constellation Brands, Inc.[a]	1,076,177
12,894	Corn Products International, Inc.	735,732
3,596	Energizer Holdings, Inc.[a]	256,503
35,179	J.M. Smucker Company	2,801,304
8,597	Lorillard, Inc.	1,163,088
41,215	Sara Lee Corporation	908,378

	Total	8,952,521

Energy (4.5%)
5,048	Cabot Oil & Gas Corporation	177,386
25,631	Energen Corporation	1,342,552
75,285	Key Energy Services, Inc.[a]	953,108
16,671	Pioneer Natural Resources Company	1,930,835
13,189	Sunoco, Inc.	650,086
13,484	Whiting Petroleum Corporation[a]	771,285

	Total	5,825,252

Financials (29.8%)
21,792	Alexandria Real Estate Equities, Inc.	1,632,657
32,778	Ameriprise Financial, Inc.	1,776,895
12,604	AvalonBay Communities, Inc.	1,832,622
13,455	Camden Property Trust	910,500
57,800	Discover Financial Services	1,959,420
37,262	Douglas Emmett, Inc.	865,969
3,262	Essex Property Trust, Inc.	515,298
25,016	Everest Re Group, Ltd.	2,479,086
23,696	First Republic Bank[a]	782,679
45,395	Hartford Financial Services Group, Inc.	932,867
115,092	Host Hotels & Resorts, Inc.	1,915,131
79,796	Invesco, Ltd.	1,982,132
68,072	Kimco Realty Corporation	1,321,278
19,195	Lazard, Ltd.	528,054
41,032	Liberty Property Trust	1,495,616
18,204	Lincoln National Corporation	450,913
19,961	M&T Bank Corporation	1,722,036
20,327	Marsh & McLennan Companies, Inc.	679,938
153,086	MFA Financial, Inc.	1,129,775
42,350	NASDAQ OMX Group, Inc.[a]	1,040,540
16,019	PartnerRe, Ltd.	1,115,243
80,473	Principal Financial Group, Inc.	2,226,688
124,152	SLM Corporation	1,841,174
71,915	SunTrust Banks, Inc.	1,746,096
34,642	Tanger Factory Outlet Centers, Inc.	1,084,987
43,108	W.R. Berkley Corporation	1,623,447
35,352	Willis Group Holdings plc	1,288,934
67,665	XL Group plc	1,455,474

	Total	38,335,449

Health Care (6.8%)
38,398	Aetna, Inc.	1,691,048
270,032	Boston Scientific Corporation[a]	1,690,400
56,928	Hologic, Inc.[a]	1,088,463
33,326	Life Technologies Corporation[a]	1,544,994
41,731	Mylan, Inc.[a]	905,980
83,480	Warner Chilcott plc[a]	1,815,690

	Total	8,736,575

Industrials (9.9%)
26,557	BE Aerospace, Inc.[a]	1,248,976
19,282	Cooper Industries plc	1,206,475
20,305	Dover Corporation	1,272,311
25,573	Eaton Corporation	1,232,107
15,049	Gardner Denver, Inc.	980,292
28,784	Lennox International, Inc.	1,249,226
16,774	Pentair, Inc.[b]	726,985
40,218	Republic Services, Inc.	1,100,767
15,454	Rockwell Automation, Inc.	1,195,212
43,537	Spirit Aerosystems Holdings, Inc.[a]	1,088,425
53,282	Textron, Inc.	1,419,432

	Total	12,720,208

Information Technology (8.7%)
19,161	Adobe Systems, Inc.[a]	643,043
24,999	Altera Corporation	889,214
15,644	Amphenol Corporation	909,542
21,850	Cavium, Inc.[a]	639,331
33,615	Electronic Arts, Inc.[a]	516,999
18,998	Fidelity National Information Services, Inc.	639,663
29,292	Juniper Networks, Inc.[a]	627,728
21,864	Lam Research Corporation[a,b]	910,636
32,002	Maxim Integrated Products, Inc.	946,619
15,446	NetApp, Inc.[a]	599,768
49,709	Parametric Technology Corporation[a]	1,072,720
20,346	Paychex, Inc.	630,319
72,766	Polycom, Inc.[a]	965,605
20,820	QLIK Technologies, Inc.[a]	599,824
16,069	Xilinx, Inc.	584,590

	Total	11,175,601

Materials (4.5%)
25,647	Albemarle Corporation	1,674,749
17,422	Ball Corporation	727,543
19,993	Chemtura Corporation[a]	340,281
9,948	Cliffs Natural Resources, Inc.	619,363
16,883	Crown Holdings, Inc.[a]	624,333
10,005	Cytec Industries, Inc.	636,018
20,061	Reliance Steel & Aluminum Company	1,121,209

	Total	5,743,496

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (98.5%)	Value
Telecommunications Services (0.6%)
296,288	Sprint Nextel Corporation[a]	$734,794

	Total	734,794

Utilities (13.2%)
29,535	AES Corporation[a]	369,778
23,834	Calpine Corporation[a]	446,888
23,617	CMS Energy Corporation	542,955
31,836	Edison International, Inc.	1,401,102
130,534	GenOn Energy, Inc.[a]	278,037
21,959	Great Plains Energy, Inc.	448,403
26,407	Northeast Utilities	970,985
88,427	NV Energy, Inc.	1,472,310
5,703	OGE Energy Corporation	307,734
26,038	Pinnacle West Capital Corporation	1,258,937
79,541	PPL Corporation	2,175,446
20,346	Questar Corporation	401,834
40,156	SCANA Corporation[b]	1,851,995
30,146	Sempra Energy	1,951,652
11,277	UGI Corporation	329,063
101,053	Xcel Energy, Inc.	2,734,494

	Total	16,941,613

	Total Common Stock (cost $109,049,020)	126,637,253

Shares	Collateral Held for Securities Loaned (1.2%)	Value
1,521,457	Thrivent Financial Securities Lending Trust	1,521,457

	Total Collateral Held for Securities Loaned (cost $1,521,457)	1,521,457

	Total Investments (cost $110,570,477) 99.7%	$128,158,710

	Other Assets and Liabilities, Net 0.3%	350,164

	Total Net Assets 100.0%	$128,508,874

a	Non-income producing security.
b	All or a portion of the security is on loan.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$19,297,443
Gross unrealized depreciation	(2,180,194)

Net unrealized appreciation (depreciation)	$17,117,249

Cost for federal income tax purposes	$111,041,461

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Partner Mid Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	17,471,744	17,471,744	–	–
Consumer Staples	8,952,521	8,952,521	–	–
Energy	5,825,252	5,825,252	–	–
Financials	38,335,449	38,335,449	–	–
Health Care	8,736,575	8,736,575	–	–
Industrials	12,720,208	12,720,208	–	–
Information Technology	11,175,601	11,175,601	–	–
Materials	5,743,496	5,743,496	–	–
Telecommunications Services	734,794	734,794	–	–
Utilities	16,941,613	16,941,613	–	–
Collateral Held for Securities Loaned	1,521,457	1,521,457	–	–

Total	$128,158,710	$128,158,710	$–	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$1,504,980	$5,504,707	$5,488,230	1,521,457	$1,521,457	$386
Total Value and Income Earned	1,504,980				1,521,457	386

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (93.9%)	Value
Consumer Discretionary (12.2%)
213,600	Charter Communications, Inc.[a]	$12,916,392
303,100	DISH Network Corporation	9,690,107
135,371	Dollar Tree, Inc.[a]	13,761,816
262,500	Omnicom Group, Inc.	13,468,875
77,114	Panera Bread Company[a]	12,177,843
225,600	Penn National Gaming, Inc.[a]	10,147,488
358,300	Toll Brothers, Inc.[a]	9,100,820
550,208	WMS Industries, Inc.[a]	13,485,598

	Total	94,748,939

Consumer Staples (3.2%)
222,500	Corn Products International, Inc.	12,695,850
210,087	TreeHouse Foods, Inc.[a]	12,082,103

	Total	24,777,953

Energy (9.9%)
602,134	Alpha Natural Resources, Inc.[a]	9,712,421
220,000	ENSCO International plc ADR	12,023,000
628,100	Helix Energy Solutions Group, Inc.[a]	12,819,521
201,888	National Oilwell Varco, Inc.	15,295,035
194,000	Newfield Exploration Company[a]	6,964,600
297,700	Southwestern Energy Company[a]	9,401,366
764,300	Weatherford International, Ltd.[a]	10,906,561

	Total	77,122,504

Financials (19.4%)
580,300	CBL & Associates Properties, Inc.	10,810,989
658,033	Duke Realty Corporation	9,745,469
243,226	Endurance Specialty Holdings, Ltd.	9,772,820
583,226	HCC Insurance Holdings, Inc.	18,639,903
817,209	Host Hotels & Resorts, Inc.	13,598,358
301,582	Lazard, Ltd.	8,296,521
202,700	M&T Bank Corporation	17,486,929
447,500	NASDAQ OMX Group, Inc.[a]	10,995,075
245,190	Northern Trust Corporation	11,668,592
844,300	Och-Ziff Capital Management Group, LLC	7,412,954
555,912	W.R. Berkley Corporation	20,935,646
575,002	Zions Bancorporation	11,724,291

	Total	151,087,547

Health Care (10.2%)
105,600	Alexion Pharmaceuticals, Inc.[a]	9,537,792
101,614	C.R. Bard, Inc.	10,055,721
309,695	Health Net, Inc.[a]	11,028,239
338,600	Hologic, Inc.[a]	6,474,032
369,200	Thoratec Corporation[a]	12,851,852
196,200	United Therapeutics Corporation[a]	8,583,750
109,800	Waters Corporation[a]	9,235,278
187,963	Zimmer Holdings, Inc.	11,828,512

	Total	79,595,176

Industrials (13.8%)
263,179	Chicago Bridge and Iron Company	11,690,411
360,717	CSX Corporation	8,047,596
210,007	Expeditors International of Washington, Inc.	8,400,280
265,400	FTI Consulting, Inc.[a]	9,644,636
1,016,830	Manitowoc Company, Inc.	14,083,095
165,498	Manpower, Inc.	7,050,215
478,444	Oshkosh Corporation[a]	10,922,877
133,218	Parker Hannifin Corporation	11,681,886
161,706	SPX Corporation	12,415,787
243,683	Tyco International, Ltd.	13,677,927

	Total	107,614,710

Information Technology (16.2%)
182,400	Alliance Data Systems Corporation[a,b]	23,436,576
717,300	CoreLogic, Inc.[a]	11,978,910
297,853	eBay, Inc.[a]	12,226,866
261,759	Itron, Inc.[a]	10,679,767
485,550	Juniper Networks, Inc.[a]	10,405,337
861,362	NVIDIA Corporation[a]	11,197,706
226,400	OpenTable, Inc.[a,b]	10,126,872
1,167,814	Teradyne, Inc.[a]	20,098,079
445,096	Xilinx, Inc.	16,192,592

	Total	126,342,705

Materials (4.6%)
196,016	Albemarle Corporation	12,799,845
280,300	Silgan Holdings, Inc.	12,296,761
819,494	Steel Dynamics, Inc.	10,464,938

	Total	35,561,544

Utilities (4.4%)
528,800	CMS Energy Corporation	12,157,112
715,938	NV Energy, Inc.	11,920,368
317,800	Public Service Enterprise Group, Inc.	9,899,470

	Total	33,976,950

	Total Common Stock (cost $607,296,396)	730,828,028

Shares	Collateral Held for Securities Loaned (1.5%)	Value
11,687,800	Thrivent Financial Securities Lending Trust	11,687,800

	Total Collateral Held for Securities Loaned (cost $11,687,800)	11,687,800

Principal Amount	Short-Term Investments (4.5%)[c]	Value
	Federal Home Loan Bank Discount Notes
10,000,000	0.095%, 5/11/2012[d]	9,999,736
10,000,000	0.075%, 5/16/2012[d]	9,999,688
5,000,000	0.055%, 5/18/2012[d]	4,999,870
10,000,000	0.105%, 5/25/2012[d]	9,999,300

	Total Short-Term Investments (at amortized cost)	34,998,594

	Total Investments (cost $653,982,790) 99.9%	$777,514,422

	Other Assets and Liabilities, Net 0.1%	1,100,584

	Total Net Assets 100.0%	$778,615,006

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$145,251,699
Gross unrealized depreciation	(23,946,880)

Net unrealized appreciation (depreciation)	$121,304,819

Cost for federal income tax purposes	$656,209,603

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Mid Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	94,748,939	94,748,939	–	–
Consumer Staples	24,777,953	24,777,953	–	–
Energy	77,122,504	77,122,504	–	–
Financials	151,087,547	151,087,547	–	–
Health Care	79,595,176	79,595,176	–	–
Industrials	107,614,710	107,614,710	–	–
Information Technology	126,342,705	126,342,705	–	–
Materials	35,561,544	35,561,544	–	–
Utilities	33,976,950	33,976,950	–	–
Collateral Held for Securities Loaned	11,687,800	11,687,800	–	–
Short-Term Investments	34,998,594	–	34,998,594	–

Total	$777,514,422	$742,515,828	$34,998,594	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$35,829,950	$44,431,875	$68,574,025	11,687,800	$11,687,800	$19,736
Total Value and Income Earned	35,829,950				11,687,800	19,736

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (87.2%)	Value
Australia (3.8%)
48,974	Ansell, Ltd.	$753,986
59,262	Australia & New Zealand Banking Group, Ltd.	1,468,168
457,255	Beach Energy, Ltd.	662,608
207,894	BHP Billiton, Ltd.	7,714,672
344,178	Boart Longyear Group	1,483,261
26,620	Campbell Brothers, Ltd.	1,888,980
273,933	Challenger, Ltd.	1,129,328
26,950	Flight Centre, Ltd.	589,637
164,140	GrainCorp, Ltd.	1,571,584
97,805	Iluka Resources, Ltd.	1,708,566
625,142	Imdex, Ltd.	1,626,593
106,949	Mineral Resources, Ltd.	1,321,234
103,279	NRW Holdings, Ltd.	436,038
37,829	Rio Tinto, Ltd.	2,588,549
203,813	SAI Global, Ltd.	1,111,638

	Total	26,054,842

Austria (0.1%)
11,439	Voestalpine AG	372,619

	Total	372,619

Belgium (0.7%)
49,017	Anheuser-Busch InBev NV	3,532,728
21,648	Compagnie d’ Entreprises CFE	1,248,813

	Total	4,781,541

Bermuda (0.1%)
158,000	Cheung Kong Infrastructure Holdings, Ltd.	936,350

	Total	936,350

Brazil (3.3%)
198,181	Banco Bradesco SA ADR	3,176,841
52,000	Lojas Renner SA	1,652,314
58,000	Multiplan Empreendimentos Imobiliarios SA	1,366,174
107,500	Petroleo Brasileiro SA ADR	2,530,550
136,000	Petroleo Brasileiro SA PREF ADR	3,013,760
300,250	Rossi Residencial SA	1,256,948
128,500	Souza Cruz SA	1,996,732
149,000	Ultrapar Participacoes SA	3,378,333
188,000	Vale SA SP PREF ADR	4,066,440

	Total	22,438,092

Canada (3.3%)
25,021	Agrium, Inc.	2,203,995
38,633	Alimentation Couche-Tard, Inc.	1,675,700
9,300	Bank of Nova Scotia	515,882
61,757	Barrick Gold Corporation	2,498,035
39,860	Canadian National Railway Company	3,401,355
38,039	Canadian Oil Sands Trust	840,562
34,113	Canyon Services Group, Inc.	383,637
14,808	Dollarama, Inc.	824,116
106,750	Encana Corporation	2,235,346
3,207	Finning International, Inc.	89,597
4,246	Goldcorp, Inc.	162,594
10,826	Metro, Inc.	597,244
63,719	Neo Material Technologies, Inc[a]	702,399
73,874	Nexen, Inc.	1,427,528
24,200	Pacific Rubiales Energy Corporation	694,228
33,203	Suncor Energy, Inc.	1,096,684
20,267	Tim Hortons, Inc.	1,169,778
13,139	TMX Group, Inc.	599,827
42,164	Trican Well Service, Ltd.	609,903
83,276	Yamana Gold, Inc.	1,221,449

	Total	22,949,859

Cayman Islands (0.1%)
1,748,000	Comba Telecom Systems Holdings, Ltd.	963,814

	Total	963,814

Chile (0.3%)
26,600	Banco Santander Chile SA ADR	2,176,146

	Total	2,176,146

China (0.5%)
2,390,000	PetroChina Company, Ltd.	3,565,116

	Total	3,565,116

Cyprus (0.2%)
160,522	Prosafe SE	1,254,097

	Total	1,254,097

Denmark (1.5%)
49,413	Christian Hansen Holding AS	1,371,117
7,501	Coloplast AS	1,388,699
244,900	Danske Bank AS ADR[a]	3,979,854
22,716	Novo Nordisk AS	3,348,861

	Total	10,088,531

Finland (0.9%)
122,923	Amer Sports Oyj	1,748,826
31,299	Cargotec Oyj	1,077,659
159,550	Neste Oil Oyj	1,887,885
25,489	Outotec Oyj	1,372,509

	Total	6,086,879

France (5.4%)
38,285	Alten, Ltd.	1,113,797
17,846	AtoS	1,149,944
281,566	AXA SAa	4,000,846
97,940	Beneteau SA	1,058,569
47,647	Bouygues SA	1,299,909
102,550	Cap Gemini SA	4,006,129
13,957	Casino Guichard Perrachon SAa	1,371,185
9,614	Christian Dior SA	1,449,630
94,798	Compagnie de Saint-Gobain	3,979,909
23,309	Faiveley SA	1,288,088
50,255	Faurecia	1,079,834
28,181	Ingenico	1,482,253
7,327	Remy Cointreau SA	817,066
16,522	Sequana SA	77,057
83,300	Total SA	3,998,477
9,618	Unibail-Rodamco	1,799,597
35,028	Vinci SA	1,624,520
7,279	Virbac SA	1,224,194
196,541	Vivendi SA	3,635,111
11,349	Wendel SA	850,038

	Total	37,306,153

Germany (6.8%)
46,021	BASF SE	3,788,841
31,930	Bayerische Motoren Werke AG	3,036,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (87.2%)	Value
Germany (6.8%) - continued
2,195,100	Commerzbank AGa	$4,752,224
88,700	Daimler AG	4,907,629
12,472	Delticom AG	1,211,930
70,950	Deutsche Boerse AG	4,454,627
190,399	Deutz AGa	1,351,241
27,355	Gerresheimer AG	1,263,573
30,459	Gerry Weber International AG	1,293,671
28,377	Henkel AG & Company KGaA	2,111,557
100,948	Infineon Technologies AG	1,005,939
79,950	Metro AG	2,581,036
12,088	Pfeiffer Vacuum Technology AG	1,467,504
17,224	Rheinmetall AG	967,834
39,938	RWE AG	1,716,716
46,658	SAP AG ADR	3,093,886
31,636	Siemens AG	2,936,302
50,130	Suedzucker AG	1,526,473
44,360	Symrise AG	1,285,571
11,860	Volkswagen AG	2,248,037

	Total	47,001,352

Hong Kong (3.2%)
607,400	AIA Group, Ltd.	2,149,492
270,000	Cathay Pacific Airways, Ltd.	456,787
398,000	China Mobile, Ltd.	4,403,254
947,181	Dah Chong Hong Holdings, Ltd.	1,004,461
2,068,000	Guangzhou Automobile Group Company, Ltd.[a]	2,283,257
393,000	Hang Lung Group, Ltd.	2,451,059
364,750	Hutchison Whampoa, Ltd.	3,494,293
2,261,558	New World Development Company, Ltd.	2,803,490
184,500	Swire Pacific, Ltd., Class A	2,174,878
270,000	Swire Pacific, Ltd., Class B	614,802
166,950	Swire Properties, Ltd.	457,253

	Total	22,293,026

Hungary (0.3%)
11,001	Richter Gedeon Nyrt	1,901,132

	Total	1,901,132

India (1.8%)
109,896	Bharti Airtel, Ltd.	645,810
22,800	GlaxoSmithKline Pharmaceuticals, Ltd.	927,131
9,500	Grasim Industries, Ltd.	462,131
40,779	Hero Motocorp, Ltd.	1,729,247
141,000	Hindustan Unilever, Ltd.	1,115,851
190,000	Housing Development Finance Corporation	2,421,996
78,000	ICICI Bank, Ltd.	1,305,842
52,600	Infosys, Ltd.	2,442,220
53,428	Ultra Tech Cement, Ltd.	1,444,584

	Total	12,494,812

Indonesia (0.4%)
336,000	PT Astra International Tbk	2,587,458

	Total	2,587,458

Ireland (0.5%)
30,019	Paddy Power plc	1,961,458
44,564	Ryanair Holdings plc ADR[a]	1,500,470

	Total	3,461,928

Israel (0.8%)
25,481	Mellanox Technologies, Ltd.[a]	1,492,932
92,650	Teva Pharmaceutical Industries, Ltd. ADR	4,237,811

	Total	5,730,743

Italy (1.5%)
149,292	Ansaldo STS SPA	1,319,303
37,293	Banca Generali SPA	456,204
37,800	DiaSorin SPA	996,759
199,950	Eni SPA	4,442,594
3,607,425	Telecom Italia SPA[a]	3,378,231

	Total	10,593,091

Japan (14.8%)
24,500	Aisin Seiki Company, Ltd.	862,710
33,800	Aoyama Trading Company, Ltd.	697,353
123,500	Asics Corporation	1,329,604
194,000	Bank of Yokohama, Ltd.	939,550
201,350	Bridgestone Corporation	4,764,298
56,700	Canon, Inc.	2,570,090
2,400	Capcom Company, Ltd.	54,804
96,000	Chiyoda Corporation	1,156,020
73,200	CMK Corporation	376,389
48,000	Daihatsu Motor Company, Ltd.	906,092
212,250	Daiichi Sankyo Company, Ltd.	3,645,046
1,020,144	Daiwa Securities Group, Inc.	3,855,134
1,600	Dena Company, Ltd.	50,206
26,900	East Japan Railway Company	1,673,641
34,942	Exedy Corporation	982,043
17,800	FamilyMart Company, Ltd.	792,323
22,700	HIS Company, Ltd.	734,747
200,000	Hitachi, Ltd.	1,273,849
14,900	Idemitsu Kosan Company, Ltd.	1,371,938
477,000	IHI Corporation	1,153,937
125,900	ITOCHU Corporation	1,424,459
77,000	JX Holdings, Inc.	434,349
130	KDDI Corporation	851,018
47,500	Konica Minolta Holdings, Inc.	385,375
302,152	Kureha Corporation	1,442,578
147,000	Marubeni Corporation	1,020,724
380	Message Company, Ltd.	1,349,353
191,000	Mitsubishi Chemical Holdings Corporation	1,006,585
154,000	Mitsubishi Electric Corporation	1,352,827
178,200	Mitsubishi UFJ Financial Group, Inc.	855,629
42,200	Mitsui & Company, Ltd.	658,978
193,900	Mori Seiki Company, Ltd.	1,932,539
205,657	MS and AD Insurance Group Holdings, Inc.	3,791,518
62,600	Nabtesco Corporation	1,336,364
207,000	Nachi-Fujikoshi Corporation	1,033,304
96,600	Namco Bandai Holdings, Inc.	1,381,255
128,000	Nikkiso Company, Ltd.	1,344,089
156,050	Nikon Corporation	4,625,058
602,250	Nippon Sheet Glass Company	780,040
110,000	Nippon Shokubai Company, Ltd.	1,232,379
93,000	Nippon Soda Company, Ltd.	401,532
17,600	Nippon Telegraph & Telephone Corporation	796,324
182,000	Nippon Yusen Kabushiki Kaisha	537,998
521,800	Nissan Motor Company, Ltd.	5,425,173
663	NTT DoCoMo, Inc.	1,132,073
77,400	OSG Corporation	1,221,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (87.2%)	Value
Japan (14.8%) - continued
27,800	Otsuka Holdings Company, Ltd.	$837,827
39,851	Pigeon Corporation	1,589,998
30,300	Ryohin Keikaku Company, Ltd.	1,645,010
37,300	Sanrio Company, Ltd.	1,639,517
35,800	Ship Healthcare Holdings, Inc.	846,274
716,000	Sojitz Corporation	1,205,837
270	So-net M3, Inc.	1,255,123
2,800	Start Today Company, Ltd.	43,087
241,000	Sumitomo Bakelite Company, Ltd	1,251,887
336,400	Sumitomo Corporation	4,780,647
122,700	Sumitomo Electric Industries, Ltd.	1,655,131
1,433,100	Sumitomo Mitsui Trust Holdings, Inc.	4,198,327
378,000	Sumitomo Osaka Cement Company, Ltd.	1,145,821
21,900	Suzuki Motor Corporation	515,448
32,800	Sysmex Corporation	1,318,176
39,900	Tamron Company, Ltd.	1,202,310
7,800	TDK Corporation	407,292
128,000	Toda Kogyo Corporation	827,626
26,000	Toyo Suisan Kaisha, Ltd.	667,452
58,900	Toyota Motor Corporation	2,413,591
50,300	Unipres Corporation	1,580,789
146,200	UNY Company, Ltd.	1,698,969
25,200	West Japan Railway Company	1,035,278
24,800	Xebio Company, Ltd.	682,628

	Total	101,386,990

Luxembourg (0.3%)
53,000	Tenaris SA ADR	2,077,070

	Total	2,077,070

Malaysia (0.2%)
240,000	CIMB Group Holdings Berhad	586,485
135,500	Public Bank Berhad	611,783

	Total	1,198,268

Mexico (1.4%)
168,000	Consorcio ARA SAB de CV	53,524
43,000	Fomento Economico Mexicano SAB de CV ADR	3,494,180
18,100	Grupo Aeroportuario del Sureste SAB de CV ADR	1,482,571
718,500	Grupo Financiero Banorte SAB de CV ADR	3,465,083
323,000	Organizacion Soriana SAB de CVa	917,968

	Total	9,413,326

Netherlands (2.4%)
62,154	Aalberts Industries NV	1,192,756
952,200	Aegon NVa	4,428,896
22,528	ASM International NV	797,494
34,853	ASML Holding NV	1,773,328
62,521	Koninklijke (Royal) Ahold NV	793,499
108,012	Koninklijke DSM NV	6,197,917
51,896	TKH Group NV	1,369,951
3,280	Ziggo NVa	103,154

	Total	16,656,995

Norway (1.5%)
35,000	Schibsted ASA	1,336,198
34,373	Seadrill, Ltd.	1,332,699
164,372	Statoil ASA	4,410,454
457,000	STX OSV Holdings, Ltd.	587,434
156,564	Tomra Systems ASA	1,221,982
36,068	Yara International ASA	1,768,041

	Total	10,656,808

Philippines (0.4%)
3,130,000	Ayala Land, Inc.	1,583,378
809,966	Bank of the Philippine Islands	1,409,241

	Total	2,992,619

Poland (0.3%)
37,500	Bank Pekao SA	1,769,543

	Total	1,769,543

Portugal (0.3%)
2,705,725	Banco Espirito Santo SAa	2,291,719

	Total	2,291,719

Russia (0.4%)
48,500	Lukoil ADR	2,983,778

	Total	2,983,778

Singapore (1.4%)
1,218,000	Biosenors International Group, Ltd.[a]	1,310,421
10,940,000	GMG Global, Ltd.[a]	1,223,512
1,801,000	Golden Agri-Resources, Ltd.	1,066,046
421,810	Keppel Corporation, Ltd.	3,751,876
657,000	Raffles Medical Group, Ltd.	1,225,338
271,000	SembCorp Industries, Ltd.	1,100,775

	Total	9,677,968

South Africa (0.6%)
67,890	Massmart Holdings, Ltd.	1,460,885
260,000	Truworths International, Ltd.	2,778,037

	Total	4,238,922

South Korea (2.3%)
13,399	BS Financial Group, Inc.	137,202
3,003	E-Mart Company, Ltd.	712,599
56,000	Halla Climate Control Corporation	1,132,559
44,670	Lock & Lock Company, Ltd.	1,210,637
11,200	POSCO	3,710,319
7,650	Samsung Electronics Company, Ltd.	5,451,879
1,356	Shinsegae Company, Ltd.	297,064
2,690	SK Telecom Company, Ltd.	322,118
235,649	SK Telecom Company, Ltd. ADR	3,185,975

	Total	16,160,352

Spain (0.6%)
486,656	Banco Bilbao Vizcaya Argentaria SA	3,293,028
37,300	Indra Sistemas SA	387,278
15,660	Viscofan SA	708,802

	Total	4,389,108

Sweden (2.0%)
70,056	Atlas Copco AB	1,667,087
58,680	Boliden AB	943,624
30,885	Elekta AB	1,561,943
49,404	Hexpol AB	1,831,679
39,708	Hoganas AB	1,540,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (87.2%)	Value
Sweden (2.0%) - continued
78,841	JM AB	$1,460,482
31,234	Skanska AB	508,665
124,529	Swedbank AB	2,055,676
161,396	Volvo AB	2,239,887

	Total	13,809,462

Switzerland (6.2%)
76,650	Adecco SAa	3,739,029
36,565	Aryzta AGa	1,841,769
6,081	Bucher Industries AG	1,203,919
4,513	Burckhardt Compression Holding AG	1,248,740
165,100	Credit Suisse Group[a]	3,948,795
4,408	Dufry AGa	598,639
2,435	Galenica AG	1,661,696
3,333	Givaudan SAa	3,235,446
62,995	Holcim, Ltd.[a]	3,928,918
83,128	Nestle SA	5,094,573
71,600	Novartis AG	3,953,263
53,763	Roche Holding AG	9,825,212
16,171	Zehnder Group AG	1,190,588
6,041	Zurich Insurance Group AGa	1,479,981

	Total	42,950,568

Taiwan (0.8%)
447,100	Taiwan Mobile Company, Ltd.	1,440,821
1,336,362	Taiwan Semiconductor Manufacturing Company, Ltd.	3,949,800

	Total	5,390,621

Thailand (2.0%)
378,600	Bangkok Bank pcl	2,382,648
392,000	PTT Exploration & Production pcl	2,258,747
430,550	PTT pcl	4,910,267
160,800	Siam Cement pcl	2,184,008
378,400	Siam Commercial Bank pcl	1,899,956

	Total	13,635,626

Turkey (0.8%)
651,258	Akbank TAS	2,420,887
50,000	BIM Birlesik Magazalar AS	2,085,387
276,000	Turkiye Garanti Bankasi ASa	1,016,075

	Total	5,522,349

United Kingdom (12.7%)
49,579	Aveva Group plc	1,342,423
198,346	Babcock International Group plc	2,676,995
1,221,110	BAE Systems plc	5,851,500
48,719	Bellway plc	622,515
173,759	BG Group plc	4,099,748
71,555	BHP Billiton plc	2,303,416
55,547	British American Tobacco plc	2,848,889
564,152	BT Group plc	1,929,579
44,417	Burberry Group plc	1,070,607
243,832	Carillion plc	1,154,858
146,609	Diageo plc	3,697,844
75,997	Drax Group plc	669,617
175,261	Fenner plc	1,282,545
49,049	GlaxoSmithKline plc	1,133,070
228,136	Halma plc	1,500,247
84,500	HSBC Holdings plc ADR	3,816,866
73,605	Imperial Tobacco Group plc	2,943,400
136,737	Inchcape plc	812,323
229,633	Intermediate Capital Group plc	957,251
553,831	ITV plc	752,462
249,677	Kingfisher plc	1,177,396
95,018	Lancashire Holdings, Ltd.	1,241,957
399,242	Legal & General Group plc	762,266
93,093	London Stock Exchange Group plc	1,643,570
151,920	Mondi plc	1,412,570
233,852	Morgan Crucible Company plc	1,233,890
108,950	Pearson plc	2,052,086
137,206	Persimmon plc	1,399,336
118,277	Prudential plc	1,449,536
45,502	Rightmove plc	1,138,414
32,603	Rio Tinto plc	1,827,493
41,331	SABMiller plc	1,731,509
55,933	Shire plc	1,822,942
42,621	Spirax-Sarco Engineering plc	1,595,618
511,008	Spirent plc	1,410,289
129,083	Standard Chartered plc	3,155,411
399,925	Standard Life plc	1,451,270
112,548	Telecity Group plc[a]	1,475,033
822,500	Tesco plc	4,237,837
51,978	Ultra Electronics Holdings plc	1,420,951
43,657	Unilever plc	1,491,359
1,371,337	Vodafone Group plc	3,795,546
403,527	William Morrison Supermarkets plc	1,837,875
400,550	WPP plc	5,423,611

	Total	87,653,920

United States (0.3%)
38,011	iShares MSCI EAFE Index Fund	2,043,091

	Total	2,043,091

	Total Common Stock (cost $586,157,826)	601,936,684

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Argentina (0.3%)
	Argentina Government International Bond
490,000	7.000%, 9/12/2013	487,550
253,210	7.000%, 10/3/2015	229,155
945,190	7.820%, 12/31/2033[b]	731,880
133,381	8.280%, 12/31/2033	91,699
510,000	0.000%, 12/15/2035[c]	61,838
2,200,000	0.000%, 12/15/2035[b,c]	317,406
240,000	2.260%, 12/31/2038[b,d]	90,536
40,000	2.500%, 12/31/2038[d]	13,500

	Total	2,023,564

Azerbaijan (<0.1%)
	State Oil Company of Azerbaijan Republic
200,000	5.450%, 2/9/2017	208,250

	Total	208,250

Belarus (0.1%)
	Belarus Government International Bond
466,000	8.750%, 8/3/2015	440,370

	Total	440,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Belize (<0.1%)
	Belize Government International Bond
$140,000	8.500%, 2/20/2029	$70,000

	Total	70,000

Bermuda (<0.1%)
	Noble Group, Ltd.
180,000	6.750%, 1/29/2020	176,400

	Total	176,400

Brazil (0.3%)
	Banco do Estado do Rio Grande do Sul SA
200,000	7.375%, 2/2/2022[e]	210,000
	Brazil Government International Bond
330,000	4.875%, 1/22/2021	378,840
10,000	8.250%, 1/20/2034	15,450
340,000	11.000%, 8/17/2040	448,800
190,000	5.625%, 1/7/2041	226,100
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[e,f,g]	10
	OGX Austria GmbH
200,000	8.375%, 4/1/2022[e]	204,000

	Total	1,483,200

Bulgaria (<0.1%)
	Sinochem Overseas Capital Company, Ltd.
100,000	6.300%, 11/12/2040	99,225

	Total	99,225

Canada (0.1%)
	PTTEP Canada International Finance, Ltd.
200,000	5.692%, 4/5/2021[e]	216,359
200,000	5.692%, 4/5/2021	216,360

	Total	432,719

Cayman Islands (0.2%)
	CCL Finance, Ltd.
150,000	9.500%, 8/15/2014	168,750
	Country Garden Holdings Company
700,000	2.500%, 2/22/2013[h]	127,987
	ENN Energy Holdings, Ltd.
300,000	6.000%, 5/13/2021	287,393
	Evergrande Real Estate Group, Ltd.
2,000,000	7.500%, 1/19/2014[h]	283,861
	Petrobras International Finance Company
150,000	5.375%, 1/27/2021	164,315
	Vale Overseas, Ltd.
220,000	5.625%, 9/15/2019	247,607
320,000	4.625%, 9/15/2020	338,874

	Total	1,618,787

Chile (0.4%)
	AES Gener SA
80,000	5.250%, 8/15/2021	84,000
70,000	5.250%, 8/15/2021[e]	73,500
	Banco del Estado de Chile
100,000	4.125%, 10/7/2020[e]	103,125
430,000	4.125%, 10/7/2020	443,438
	Chile Government International Bond
100,000	3.875%, 8/5/2020	109,800
380,000	3.250%, 9/14/2021	395,200
	Corporacion Nacional del Cobre de Chile - Codelco
100,000	7.500%, 1/15/2019	127,019
100,000	3.750%, 11/4/2020[e]	104,180
520,000	3.750%, 11/4/2020	541,733
110,000	6.150%, 10/24/2036	135,276
	E-CL SA
120,000	5.625%, 1/15/2021[e]	129,756

	Total	2,247,027

China (<0.1%)
	Sinochem Overseas Capital Company, Ltd.
70,000	6.300%, 11/12/2040[e]	69,458

	Total	69,458

Colombia (0.9%)
	Colombia Government International Bond
20,000	8.250%, 12/22/2014	23,570
600,000	7.375%, 1/27/2017	742,800
540,000	7.375%, 3/18/2019	700,650
1,160,000	4.375%, 7/12/2021	1,281,800
50,000	8.125%, 5/21/2024	71,450
500,000	7.375%, 9/18/2037	718,250
1,280,000	6.125%, 1/18/2041	1,616,639
	Empresa de Energia de Bogota SA
520,000	6.125%, 11/10/2021[e]	548,600
	Transportadora de Gas del Internacional SA ESP
200,000	5.700%, 3/20/2022[e]	206,000

	Total	5,909,759

Dominican Republic (0.2%)
	Dominican Republic Government International Bond
218,595	9.040%, 1/23/2018	242,204
890,000	7.500%, 5/6/2021	937,615
390,000	8.625%, 4/20/2027	417,300

	Total	1,597,119

Gabon (<0.1%)
	Gabon Government International Bond
235,000	8.200%, 12/12/2017	280,238

	Total	280,238

Greece (<0.1%)
	Greece Government International Bond
10,000	2.000%, 2/24/2029[b,d]	2,387
20,000	2.000%, 2/24/2032[b,d]	4,714
20,000	2.000%, 2/24/2034[b,d]	4,689
30,000	2.000%, 2/24/2035[b,d]	7,029
10,000	2.000%, 2/24/2036[b,d]	2,364
20,000	2.000%, 2/24/2037[b,d]	4,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Greece (<0.1%) - continued
$40,000	2.000%, 2/24/2038[b,d]	$9,359
20,000	2.000%, 2/24/2039[b,d]	4,685
40,000	2.000%, 2/24/2040[b,d]	9,334
50,000	2.000%, 2/24/2041[b,d]	11,711
50,000	2.000%, 2/24/2042[b,d]	11,720

	Total	72,674

Hong Kong (<0.1%)
	Zijin International Finance Company, Ltd.
100,000	4.250%, 6/30/2016	102,607

	Total	102,607

Hungary (0.1%)
	Hungary Government International Bond
130,000	3.500%, 7/18/2016[b]	148,171
190,000	4.375%, 7/4/2017[b]	218,493
31,000	3.875%, 2/24/2020[b]	32,059
172,000	7.625%, 3/29/2041	163,185

	Total	561,908

Iceland (0.1%)
	Iceland Government International Bond
300,000	4.875%, 6/16/2016[e]	302,470
360,000	4.875%, 6/16/2016	362,964

	Total	665,434

Indonesia (1.0%)
	Berau Coal Energy Tbk PT
200,000	7.250%, 3/13/2017[e]	199,500
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	107,250
2,280,000	11.625%, 3/4/2019	3,362,999
200,000	4.875%, 5/5/2021[e]	215,000
1,010,000	4.875%, 5/5/2021	1,085,750
420,000	3.750%, 4/25/2022[e]	413,700
290,000	8.500%, 10/12/2035	421,225
470,000	7.750%, 1/17/2038	636,850
590,000	5.250%, 1/17/2042[e]	604,013
	Perusahaan Penerbit SBSN
270,000	4.000%, 11/21/2018[e]	273,375

	Total	7,319,662

Iraq (0.1%)
	Iraq Government International Bond
750,000	5.800%, 1/15/2028	623,438

	Total	623,438

Ireland (<0.1%)
	MTS International Funding, Ltd.
100,000	8.625%, 6/22/2020	114,875
	Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
170,000	9.125%, 4/30/2018	187,000

	Total	301,875

Ivory Coast (0.2%)
	Ivory Coast Government International Bond
1,677,000	2.500%, 12/31/2032[f]	1,140,360

	Total	1,140,360

Kazakhstan (0.2%)
	BTA Bank JSC
282,000	10.750%, 7/1/2018[f]	56,400
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
100,000	6.250%, 5/20/2015	107,875
	KazMunaiGaz Finance Sub BV
290,000	7.000%, 5/5/2020	332,412
	KazMunayGas National Company
240,000	11.750%, 1/23/2015	291,670
200,000	6.375%, 4/9/2021[e]	222,692
260,000	6.375%, 4/9/2021	289,500

	Total	1,300,549

Luxembourg (0.3%)
	Evraz Group SA
200,000	7.400%, 4/24/2017[e]	201,000
	Gazprom OAO Via Gaz Capital SA
368,000	9.250%, 4/23/2019	458,160
200,000	5.999%, 1/23/2021	213,080
200,000	5.999%, 1/23/2021[e]	213,080
	Gazprom Via Gazprom International, Ltd.
62,057	7.201%, 2/1/2020	68,250
	TNK-BP Finance SA
490,000	7.875%, 3/13/2018	569,625
220,000	7.250%, 2/2/2020	252,602
	VTB Capital SA
470,000	6.000%, 4/12/2017[e]	478,460

	Total	2,454,257

Mexico (0.8%)
	Corporacion GEO SAB de CV
400,000	8.875%, 3/27/2022[e]	406,000
	Mexican Bonos
3,200,000	7.500%, 6/3/2027[i]	261,225
5,839,300	7.750%, 11/13/2042[i]	468,202
	Mexico Government International Bond
20,000	5.875%, 1/15/2014	21,580
10,000	6.625%, 3/3/2015	11,425
40,000	5.625%, 1/15/2017	46,700
100,000	5.950%, 3/19/2019	121,850
20,000	5.125%, 1/15/2020	23,380
270,000	3.625%, 3/15/2022	281,880
2,124,900	10.000%, 12/5/2024[i]	214,008
30,000	8.300%, 8/15/2031	45,750
250,000	6.750%, 9/27/2034	333,125
60,000	6.050%, 1/11/2040	74,850
990,000	4.750%, 3/8/2044	1,017,720
490,000	5.750%, 10/12/2110	534,100
	Pemex Project Funding Master Trust
310,000	5.750%, 3/1/2018	353,400
590,000	6.625%, 6/15/2035	691,775
	Petroleos Mexicanos
30,000	8.000%, 5/3/2019	38,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Mexico (0.8%) - continued
$50,000	6.500%, 6/2/2041	$58,000

	Total	5,003,070

Namibia (<0.1%)
	Namibia Government International Bond
210,000	5.500%, 11/3/2021[e]	218,925

	Total	218,925

Netherlands (<0.1%)
	VimpelCom Holdings BV
200,000	7.504%, 3/1/2022[e]	194,000

	Total	194,000

Nigeria (0.1%)
	Nigeria Government International Bond
600,000	6.750%, 1/28/2021	656,250

	Total	656,250

Pakistan (<0.1%)
	Pakistan Government International Bond
200,000	6.875%, 6/1/2017	154,000
120,000	7.875%, 3/31/2036	73,200

	Total	227,200

Panama (0.1%)
	Panama Government International Bond
527,000	8.875%, 9/30/2027	826,073
190,000	9.375%, 4/1/2029	310,650

	Total	1,136,723

Peru (0.2%)
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022[e]	208,500
	Corporacion Lindley SA
90,000	6.750%, 11/23/2021[e]	96,075
	Peru Government International Bond
200,000	5.625%, 11/18/2050	231,500
260,000	7.350%, 7/21/2025	360,100
445,000	8.750%, 11/21/2033	713,113
	Volcan Cia Minera SAA
70,000	5.375%, 2/2/2022[e]	72,695

	Total	1,681,983

Philippines (0.6%)
	Energy Development Corporation
200,000	6.500%, 1/20/2021	208,761
	Philippines Government International Bond
860,000	7.500%, 9/25/2024	1,120,150
50,000	9.500%, 10/21/2024	74,625
730,000	5.500%, 3/30/2026	837,675
284,000	9.500%, 2/2/2030	451,915
752,000	6.375%, 10/23/2034	933,420

	Total	3,626,546

Qatar (<0.1%)
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
251,940	5.298%, 9/30/2020	271,793

	Total	271,793

Romania (0.1%)
	Romania Government International Bond
360,000	6.750%, 2/7/2022[e]	378,000

	Total	378,000

Russia (0.9%)
	Russia Government International Bond
1,400,000	4.500%, 4/4/2022[e]	1,451,100
2,547,825	7.500%, 3/31/2030	3,054,204
1,000,000	5.625%, 4/4/2042[e]	1,058,700

	Total	5,564,004

Serbia (<0.1%)
	Serbia Government International Bond
130,000	6.750%, 11/1/2024	127,725

	Total	127,725

South Africa (0.4%)
	Peermont Global Proprietary, Ltd.
280,000	7.750%, 4/30/2014[b]	344,672
	South Africa Government International Bond
4,475,000	13.500%, 9/15/2015[j]	696,057
1,800,000	8.000%, 12/21/2018[j]	239,964
2,575,000	7.250%, 1/15/2020[j]	325,328
1,885,000	6.750%, 3/31/2021[j]	228,405
650,000	4.665%, 1/17/2024	680,875

	Total	2,515,301

South Korea (0.1%)
	South Korea Government International Bond
453,000	7.125%, 4/16/2019	568,341

	Total	568,341

Sri Lanka (0.1%)
	Bank of Ceylon
200,000	6.875%, 5/3/2017[e]	202,250
	Sri Lanka Government International Bond
220,000	6.250%, 7/27/2021[e]	223,308

	Total	425,558

Supranational (0.1%)
	Corporacion Andina de Fomento
599,000	3.750%, 1/15/2016	626,131

	Total	626,131

Turkey (0.3%)
	Export Credit Bank of Turkey
270,000	5.375%, 11/4/2016[e]	273,375
	Turkey Government International Bond
422,000	5.625%, 3/30/2021	451,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (9.9%)	Value
Turkey (0.3%) - continued
$850,000	6.250%, 9/26/2022	$941,375
50,000	7.250%, 3/5/2038	59,425
550,000	6.750%, 5/30/2040	615,450

	Total	2,341,165

Ukraine (0.3%)
	Ukraine Government International Bond
100,000	6.875%, 9/23/2015	94,750
490,000	4.950%, 10/13/2015[b]	567,505
200,000	6.250%, 6/17/2016	184,000
430,000	6.250%, 6/17/2016[e]	395,600
450,000	7.950%, 2/23/2021	408,375
200,000	7.950%, 2/23/2021[e]	181,500

	Total	1,831,730

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
202,296	5.888%, 6/15/2019	219,997
210,000	5.500%, 12/15/2021[e]	223,650

	Total	443,647

United States (0.2%)
	Corporacion Andina de Fomento
130,000	5.750%, 1/12/2017	145,949
100,000	8.125%, 6/4/2019	125,124
	HSBC Bank USA
940,000	5.910%, 8/15/2040[g,k]	1,282,948

	Total	1,554,021

Uruguay (0.1%)
	Uruguay Government International Bond
542,000	7.625%, 3/21/2036	761,239

	Total	761,239

Venezuela (0.9%)
	Petroleos de Venezuela SA
978,400	5.250%, 4/12/2017	759,483
280,000	8.500%, 11/2/2017[e]	249,900
110,000	9.000%, 11/17/2021	89,540
300,000	5.375%, 4/12/2027	184,500
10,000	5.500%, 4/12/2037	6,025
	Venezuela Government International Bond
80,000	13.625%, 8/15/2018	88,800
1,120,000	7.750%, 10/13/2019	964,320
392,000	6.000%, 12/9/2020	301,840
140,000	12.750%, 8/23/2022	150,850
880,000	9.000%, 5/7/2023	765,600
700,000	8.250%, 10/13/2024	574,000
320,000	7.650%, 4/21/2025	248,000
210,000	11.750%, 10/21/2026	207,900
40,000	9.250%, 5/7/2028	33,900
1,830,000	11.950%, 8/5/2031	1,825,424
30,000	7.000%, 3/31/2038	21,450

	Total	6,471,532

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
50,000	6.750%, 2/9/2022[e]	51,750
	Talent Yield Investments, Ltd.
260,000	4.500%, 4/25/2022[e]	257,628

	Total	309,378

	Total Long-Term Fixed Income (cost $64,201,220)	68,133,142

Principal Amount	Short-Term Investments (1.3%)[l]	Value
	AllianceBernstein, LP
2,900,000	0.350%, 5/1/2012[e]	2,900,000
	Federal National Mortgage Association Discount Notes
200,000	0.122%, 7/18/2012[m,n]	199,947
	Total Capital SA
5,600,000	0.130%, 5/1/2012[e,m]	5,600,000

	Total Short-Term Investments (at amortized cost)	8,699,947

	Total Investments (cost $659,058,993) 98.4%	$678,769,773

	Other Assets and Liabilities, Net 1.6%	11,357,971

	Total Net Assets 100.0%	$690,127,744

a	Non-income producing security.
b	Principal amount is displayed in Euros.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2012.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $19,631,234 or 2.8% of total net assets.

f	Defaulted security. Interest is not being accrued.
g	Security is fair valued.
h	Principal amount is displayed in Chinese Yuan.
i	Principal amount is displayed in Mexican Pesos.
j	Principal amount is displayed in South African Rand.
k	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At April 30, 2012, $199,947 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$67,994,616
Gross unrealized depreciation	(51,643,426)

Net unrealized appreciation (depreciation)	$16,351,190

Cost for federal income tax purposes	$662,418,583

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Communications Services	1,066,968	–	1,066,968	–
Consumer Discretionary	95,659,667	–	95,659,667	–
Consumer Staples	56,823,595	3,494,180	53,329,415	–
Energy	56,257,886	12,840,504	43,417,382	–
Financials	107,045,512	11,212,944	95,832,568	–
Health Care	48,890,214	4,237,811	44,652,403	–
Industrials	94,539,652	2,983,041	91,556,611	–
Information Technology	42,261,093	1,492,932	40,768,161	–
Materials	73,833,602	4,066,440	69,767,162	–
Telecommunications Services	21,880,749	3,185,975	18,694,774	–
Utilities	3,677,746	–	3,677,746	–

Long-Term Fixed Income
Basic Materials	2,239,174	–	2,239,174	–
Capital Goods	406,000	–	406,000	–
Communications Services	495,875	–	495,875	–
Consumer Cyclical	472,659	–	472,659	–
Consumer Non-Cyclical	316,585	–	316,575	10
Energy	5,999,715	–	5,999,715	–
Financials	3,297,318	–	1,812,120	1,485,198
Foreign	7,628,739	–	7,628,739	–
Foreign Government	44,306,761	–	44,306,761	–
U.S. Government and Agencies	691,775	–	691,775	–
Utilities	2,278,541	–	2,278,541	–
Short-Term Investments	8,699,947	–	8,699,947	–

Total	$678,769,773	$43,513,827	$633,770,738	$1,485,208

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	113,365	113,365	–	–
Foreign Currency Forward Contracts	208,712	–	208,712	–

Total Asset Derivatives	$322,077	$113,365	$208,712	$–

Liability Derivatives
Futures Contracts	53,849	53,849	–	–
Foreign Currency Forward Contracts	261,475	–	261,475	–

Total Liability Derivatives	$315,324	$53,849	$261,475	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	3	June 2012	$660,937	$661,640	$703
5-Yr. U.S. Treasury Bond Futures	27	June 2012	3,311,921	3,342,516	30,595
10-Yr. U.S. Treasury Bond Futures	24	June 2012	3,139,649	3,174,751	35,102
20-Yr. U.S. Treasury Bond Futures	7	June 2012	994,888	1,000,125	5,237
90 Day Euro$ Futures	(35)	September 2015	(8,592,327)	(8,615,250)	(22,923)
90 Day Euro$ Futures	12	March 2014	2,975,396	2,979,150	3,754
90 Day Euro$ Futures	(12)	March 2015	(2,959,443)	(2,963,850)	(4,407)
90 Day Euro$ Futures	35	September 2014	8,653,283	8,670,812	17,529
Mini MSCI EAFE Index Futures	20	June 2012	1,486,155	1,506,600	20,445
Ultra Long Term U.S. Treasury Bond Futures	(4)	June 2012	(604,731)	(631,250)	(26,519)
Total Futures Contracts					$59,516

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	SSB	208,204	5/3/2012	$216,982	$216,947	($35)
Brazilian Real	BB	92,242	5/2/2012	50,159	48,380	(1,779)
Brazilian Real	CITI	563,703	5/2/2012 - 5/21/2012	300,897	295,343	(5,554)
Brazilian Real	HSBC	338,292	5/2/2012	179,446	177,432	(2,014)
Brazilian Real	SSB	208,658	5/3/2012	109,762	109,463	(299)
Brazilian Real	DB	162,624	5/2/2012	86,264	85,295	(969)
Chinese Renminbi Yua	BB	2,194,512	6/4/2012	349,000	347,457	(1,543)
Chinese Renminbi Yua	BOA	1,103,725	9/4/2012	175,000	174,531	(469)
Chinese Renminbi Yua	DB	2,941,390	9/4/2012	468,002	465,119	(2,883)
Chinese Yuan	HSBC	3,250,000	5/9/2012	509,844	514,897	5,053
Chinese Yuan	CITI	3,270,264	5/9/2012	514,031	518,108	4,077
Chinese Yuan	MSC	3,250,000	5/9/2012	510,645	514,897	4,252
Euro	JPM	201,000	6/20/2012	264,332	266,079	1,747
Euro	SSB	680,121	5/11/2012	898,344	900,226	1,882
Euro	RBS	187,000	6/20/2012	245,346	247,546	2,200
Euro	BOA	67,000	6/20/2012	87,614	88,693	1,079
Euro	UBS	67,000	6/20/2012	87,870	88,693	823
Euro	DB	66,000	6/20/2012	86,744	87,369	625
Euro	SSB	134,000	6/20/2012	176,618	177,386	768
Euro	CITI	92,543	6/20/2012	122,346	122,506	160
Euro	BB	200,000	6/20/2012	263,922	264,755	833
Hungarian Forint	UBS	19,857,354	6/20/2012	86,829	91,051	4,222
Israeli Shekel	MSC	993,261	6/20/2012	260,540	263,412	2,872
Israeli Shekel	JPM	330,176	6/20/2012	88,000	87,562	(438)
Israeli Shekel	SSB	199,238	6/20/2012	53,000	52,838	(162)
Israeli Shekel	HSBC	203,315	6/20/2012	53,680	53,919	239
Japanese Yen	RBS	7,303,563	6/20/2012	87,000	91,542	4,542
Japanese Yen	BIO	13,604,499	5/1/2012	167,197	170,397	3,200
Japanese Yen	UBS	7,322,568	6/20/2012	88,000	91,780	3,780
Japanese Yen	SSB	4,028,192	6/20/2012	49,000	50,489	1,489
Japanese Yen	CSFB	7,057,875	6/20/2012	87,000	88,462	1,462
Japanese Yen	CITI	7,360,760	6/20/2012	88,000	92,259	4,259
Japanese Yen	JPM	14,259,651	6/20/2012	177,000	178,728	1,728
Malaysian Ringgit	RBS	266,568	5/17/2012	87,000	87,999	999
Malaysian Ringgit	BB	773,537	6/21/2012	251,983	254,776	2,793
Malaysian Ringgit	CITI	658,500	6/21/2012	213,000	216,887	3,887
Malaysian Ringgit	MSC	560,473	6/21/2012	184,487	184,600	113
Mexican Peso	HSBC	5,914,369	6/20/2012	458,409	451,970	(6,439)
Mexican Peso	JPM	1,117,235	6/20/2012	87,000	85,378	(1,622)
Mexican Peso	SSB	5,702,621	6/20/2012	438,000	435,788	(2,212)
Mexican Peso	CITI	25,546,744	5/25/2012 - 6/20/2012	1,991,180	1,955,912	(35,268)
Mexican Peso	RBS	10,029,554	6/20/2012	787,744	766,448	(21,296)
Mexican Peso	BB	666,614	6/20/2012	52,000	50,942	(1,058)
Mexican Peso	DB	2,260,154	6/20/2012	173,900	172,719	(1,181)
Polish Zloty	BB	278,329	6/20/2012	86,533	87,804	1,271
Polish Zloty	BOA	387,643	6/20/2012	123,806	122,290	(1,516)
Russian Ruble	CITI	18,683,186	5/3/2012 - 5/24/2012	633,747	634,306	559
Russian Ruble	DB	988,874	5/10/2012	33,003	33,608	605
Russian Ruble	UBS	8,869,719	5/4/2012 - 5/16/2012	299,906	301,475	1,569
Russian Ruble	BB	15,293,493	5/3/2012 - 5/21/2012	518,882	519,299	417
Singapore Dollar	MSC	111,050	6/20/2012	88,000	89,762	1,762
Singapore Dollar	UBS	1,168,828	6/20/2012	925,823	944,766	18,943
South African Rand	MSC	302,063	6/20/2012	39,006	38,616	(390)
South African Rand	JPM	669,208	6/20/2012	86,565	85,552	(1,013)
South African Rand	RBS	704,729	6/20/2012	87,000	90,093	3,093
South African Rand	BB	3,775,084	6/20/2012	479,901	482,608	2,707
South Korea Won	DB	401,894,080	6/4/2012	355,000	355,349	349
Taiwan Dollar	BB	5,080,000	5/22/2012	171,871	174,047	2,176
Turkish Lira	HSBC	161,841	6/20/2012	88,000	91,174	3,174
Turkish Lira	JPM	157,947	6/20/2012	89,000	88,980	(20)
Turkish Lira	CITI	159,140	6/20/2012	87,000	89,652	2,652
Turkish Lira	RBS	485,740	6/20/2012	264,000	273,644	9,644
Total Purchases				$16,170,160	$16,190,005	$19,845

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Brazilian Real	HSBC	338,292	5/2/2012	$184,155	$177,432	$6,723
Brazilian Real	CITI	2,811,722	5/2/2012 - 7/18/2012	1,507,117	1,458,129	48,988
Brazilian Real	DB	162,624	5/2/2012	88,000	85,296	2,704
Brazilian Real	BB	92,242	5/2/2012	48,930	48,380	550
Chinese Renminbi Yua	DB	1,246,124	9/4/2012	197,000	197,048	(48)
Chinese Renminbi Yua	RBS	2,221,128	9/4/2012	351,000	351,224	(224)
Chinese Yuan	BB	5,902,345	5/9/2012	923,000	935,109	(12,109)
Chinese Yuan	RBS	3,763,611	5/9/2012	589,353	596,268	(6,915)
Euro	BOA	93,000	6/20/2012	123,806	123,111	695
Euro	JPM	132,847	6/20/2012	175,208	175,859	(651)
Euro	CITI	67,000	6/20/2012	87,987	88,693	(706)
Euro	BB	1,683,104	5/11/2012 - 6/20/2012	2,234,866	2,227,813	7,053
Euro	RBS	120,000	6/20/2012	158,174	158,853	(679)
Euro	SSB	330,459	5/2/2012 - 5/4/2012	437,410	437,405	5
Euro	UBS	66,000	6/20/2012	86,829	87,369	(540)
Euro	HSBC	67,000	6/20/2012	87,886	88,693	(807)
Euro	BIO	223,693	5/2/2012	296,248	296,086	162
Euro	SSB	1,441,358	6/20/2012	1,893,167	1,908,036	(14,869)
Hungarian Forint	ML	19,857,354	6/20/2012	85,881	91,051	(5,170)
Israeli Shekel	DB	1,725,990	6/20/2012	458,973	457,730	1,243
Japanese Yen	BB	14,403,725	6/20/2012	175,000	180,534	(5,534)
Japanese Yen	CITI	54,480,472	6/20/2012	668,091	682,850	(14,759)
Malaysian Ringgit	DB	1,185,604	5/17/2012 - 6/21/2012	385,000	390,696	(5,696)
Mexican Peso	DB	4,681,375	6/20/2012	362,000	357,746	4,254
Mexican Peso	MSC	1,527,856	6/20/2012	116,000	116,757	(757)
Mexican Peso	CITI	4,584,955	5/25/2012 - 6/20/2012	356,729	350,976	5,753
Mexican Peso	JPM	1,165,472	6/20/2012	88,000	89,064	(1,064)
Mexican Peso	HSBC	2,095,158	6/20/2012	158,000	160,110	(2,110)
Mexican Peso	RBS	5,417,148	5/25/2012	408,508	414,914	(6,406)
Mexican Peso	SSB	22,093,561	5/25/2012 - 6/20/2012	1,692,273	1,690,675	1,598
Mexican Peso	CSFB	1,160,148	6/20/2012	88,000	88,657	(657)
Polish Zloty	DB	278,329	6/20/2012	85,613	87,804	(2,191)
Polish Zloty	CITI	387,643	6/20/2012	122,346	122,290	56
Russian Ruble	CITI	5,819,821	5/4/2012 - 5/21/2012	197,046	197,725	(679)
Russian Ruble	HSBC	2,607,281	5/10/2012	87,500	88,611	(1,111)
Russian Ruble	BB	12,916,108	5/3/2012 - 5/10/2012	437,777	439,275	(1,498)
Russian Ruble	UBS	7,803,198	5/14/2012 - 5/24/2012	263,000	264,823	(1,823)
Russian Ruble	CSFB	2,430,431	5/21/2012	81,785	82,476	(691)
Singapore Dollar	CITI	111,018	6/20/2012	88,000	89,736	(1,736)
Singapore Dollar	CSFB	199,390	6/20/2012	158,000	161,167	(3,167)
Singapore Dollar	JPM	334,322	6/20/2012	264,000	270,233	(6,233)
Singapore Dollar	BB	523,958	6/20/2012	414,241	423,516	(9,275)
Singapore Dollar	DB	111,191	6/20/2012	88,000	89,876	(1,876)
South African Rand	SSB	1,872,659	6/20/2012	237,250	239,401	(2,151)
South African Rand	MSC	535,000	6/20/2012	69,054	68,394	660
South African Rand	UBS	687,499	6/20/2012	87,000	87,890	(890)
South African Rand	HSBC	605,139	6/20/2012	75,651	77,361	(1,710)
South African Rand	CSFB	12,007,195	6/8/2012	1,521,979	1,537,261	(15,282)
South African Rand	BB	1,525,380	6/20/2012	190,543	195,004	(4,461)
Taiwan Dollar	BB	5,080,000	5/22/2012	171,564	174,047	(2,483)
Thai Bhat	SSB	1,013,040	5/2/2012	32,928	32,944	(16)
Turkish Lira	RBS	161,999	6/20/2012	88,000	91,263	(3,263)
Turkish Lira	CITI	322,993	6/20/2012	174,837	181,959	(7,122)
Turkish Lira	DB	159,931	6/20/2012	88,000	90,098	(2,098)
Turkish Lira	HSBC	162,589	6/20/2012	88,000	91,595	(3,595)
Total Sales				$19,624,705	$19,697,313	($72,608)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($52,763)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BIO	-	Brown Brothers Harriman
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
ML	-	Merrill Lynch
MSC	-	Morgan Stanley & Company
RBS	-	The Royal Bank of Scotland
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$92,920

Total Interest Rate Contracts		92,920

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20,445
Total Equity Contracts		20,445

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	208,712
Total Foreign Exchange Contracts		208,712

Total Asset Derivatives		$322,077

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	53,849
Total Interest Rate Contracts		53,849

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	261,475
Total Foreign Exchange Contracts		261,475

Total Liability Derivatives		$315,324

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	52,777

Total Interest Rate Contracts		52,777

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	33,194

Total Equity Contracts		33,194

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	202,244

Total Foreign Exchange Contracts		202,244

Total		$288,215

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(118,955)

Total Foreign Exchange Contracts		(118,955)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	41,769

Total Interest Rate Contracts		41,769
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	22,568
Total Equity Contracts		22,568

Total		($54,618)

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$962,261	0.1%	N/A	N/A
Interest Rate Contracts	6,247,972	0.9	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$39,033,010	5.9

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (94.1%)	Value
Consumer Discretionary (14.6%)
62,341	Amazon.com, Inc.[a]	$14,456,878
293,600	Comcast Corporation	8,904,888
147,278	Discovery Communications, Inc.[a]	8,014,869
214,700	Home Depot, Inc.	11,119,313
172,500	Las Vegas Sands Corporation	9,572,025

	Total	52,067,973

Consumer Staples (10.7%)
334,100	Altria Group, Inc.	10,761,361
49,010	Anheuser-Busch InBev NV ADR[b]	3,559,106
34,297	British American Tobacco plc ADR	3,529,847
158,491	Coca-Cola Company	12,096,033
138,600	Wal-Mart Stores, Inc.	8,164,926

	Total	38,111,273

Energy (7.4%)
43,171	Apache Corporation	4,141,826
121,960	ENSCO International plc ADR	6,665,114
51,900	EOG Resources, Inc.	5,699,139
115,364	Peabody Energy Corporation	3,588,974
123,100	Valero Energy Corporation	3,040,570
215,500	Weatherford International, Ltd.[a]	3,075,185

	Total	26,210,808

Financials (6.5%)
86,900	Ameriprise Financial, Inc.	4,710,849
99,100	Citigroup, Inc.	3,274,264
16,100	CME Group, Inc.	4,279,702
84,539	J.P. Morgan Chase & Company	3,633,486
214,700	Wells Fargo & Company	7,177,421

	Total	23,075,722

Health Care (10.0%)
106,824	Amgen, Inc.	7,596,255
99,700	Baxter International, Inc.	5,524,377
59,700	Biogen Idec, Inc.[a]	8,000,397
66,500	Shire Pharmaceuticals Group plc ADR	6,487,740
140,300	UnitedHealth Group, Inc.	7,877,845

	Total	35,486,614

Industrials (9.9%)
135,300	Boeing Company	10,391,040
146,900	Dover Corporation	9,204,754
88,700	Parker Hannifin Corporation	7,778,103
140,100	Tyco International, Ltd.	7,863,813

	Total	35,237,710

Information Technology (33.0%)
95,036	Akamai Technologies, Inc.[a]	3,098,174
53,152	Apple, Inc.[a]	31,053,524
35,750	Baidu.com, Inc. ADR[a]	4,744,025
107,200	Broadcom Corporation[a]	3,923,520
94,698	Cognizant Technology Solutions Corporation[a]	6,943,257
165,850	eBay, Inc.[a]	6,808,143
30,277	F5 Networks, Inc.[a]	4,054,999
17,253	Google, Inc.[a]	10,442,033
243,250	Microsoft Corporation	7,788,865
86,800	NetApp, Inc.[a]	3,370,444
350,214	Oracle Corporation	10,292,789
189,650	QUALCOMM, Inc.	12,107,256
36,038	Salesforce.com, Inc.[a]	5,612,198
222,800	Texas Instruments, Inc.	7,116,232

	Total	117,355,459

Materials (2.0%)
183,794	Freeport-McMoRan Copper & Gold, Inc.	7,039,310

	Total	7,039,310

	Total Common Stock (cost $300,382,096)	334,584,869

Shares	Collateral Held for Securities Loaned (1.0%)	Value
3,638,250	Thrivent Financial Securities Lending Trust	3,638,250

	Total Collateral Held for Securities Loaned (cost $3,638,250)	3,638,250

Principal Amount	Short-Term Investments (5.3%)[c]	Value
	Federal Home Loan Bank Discount Notes
10,000,000	0.090%, 5/9/2012[d]	9,999,800
9,000,000	0.106%, 5/25/2012[d]	8,999,367

	Total Short-Term Investments (at amortized cost)	18,999,167

	Total Investments (cost $323,019,513) 100.4%	$357,222,286

	Other Assets and Liabilities, Net (0.4%)	(1,532,885)

	Total Net Assets 100.0%	$355,689,401

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$42,085,516
Gross unrealized depreciation	(8,755,603)

Net unrealized appreciation (depreciation)	$33,329,913

Cost for federal income tax purposes	$323,892,373

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Large Cap Growth Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	52,067,973	52,067,973	–	–
Consumer Staples	38,111,273	38,111,273	–	–
Energy	26,210,808	26,210,808	–	–
Financials	23,075,722	23,075,722	–	–
Health Care	35,486,614	35,486,614	–	–
Industrials	35,237,710	35,237,710	–	–
Information Technology	117,355,459	117,355,459	–	–
Materials	7,039,310	7,039,310	–	–
Collateral Held for Securities Loaned	3,638,250	3,638,250	–	–
Short-Term Investments	18,999,167	–	18,999,167	–

Total	$357,222,286	$338,223,119	$18,999,167	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$–	$5,971,075	$2,332,825	3,638,250	$3,638,250	$1,286
Total Value and Income Earned	–				3,638,250	1,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (8.1%)
77,736	Carnival Corporation	$2,525,643
106,180	CBS Corporation	3,541,103
110,941	Delphi Automotive plc[a]	3,404,779
52,300	Harley-Davidson, Inc.	2,736,859
68,100	J.C. Penney Company, Inc.[b]	2,455,686
208,011	Lowe’s Companies, Inc.	6,546,106
71,028	Macy’s, Inc.	2,913,569
565,100	News Corporation	11,211,584
68,746	Omnicom Group, Inc.	3,527,357
87,020	Time Warner Cable, Inc.	7,000,759

	Total	45,863,445

Consumer Staples (9.7%)
270,280	Archer-Daniels-Midland Company	8,332,732
140,090	CVS Caremark Corporation	6,250,816
113,993	Diageo plc ADR	11,526,972
384,666	Kraft Foods, Inc.	15,336,633
77,437	Philip Morris International, Inc.	6,931,386
82,073	Unilever NV ADR[b]	2,819,208
60,200	Wal-Mart Stores, Inc.	3,546,382

	Total	54,744,129

Energy (11.9%)
52,720	Apache Corporation	5,057,957
130,780	BP plc ADR	5,677,160
90,169	Chevron Corporation	9,608,409
222,478	ConocoPhillips	15,936,099
156,722	ENSCO International plc ADR	8,564,857
107,067	EOG Resources, Inc.	11,757,027
38,746	Exxon Mobil Corporation	3,345,330
133,840	Valero Energy Corporation	3,305,848
297,960	Weatherford International, Ltd.[a]	4,251,889

	Total	67,504,576

Financials (24.4%)
112,897	ACE, Ltd.	8,576,785
431,790	Bank of America Corporation	3,501,817
76,920	Capital One Financial Corporation	4,267,522
424,430	Charles Schwab Corporation	6,069,349
184,670	Citigroup, Inc.	6,101,497
413,633	J.P. Morgan Chase & Company	17,777,946
509,600	KKR & Company, LP	7,195,552
377,310	MetLife, Inc.	13,594,479
642,810	Progressive Corporation	13,691,853
278,420	State Street Corporation	12,868,572
443,050	SunTrust Banks, Inc.	10,757,254
91,923	SVB Financial Group[a]	5,891,345
251,493	Unum Group	5,970,444
70,870	Vanguard REIT ETF	4,639,859
524,255	Wells Fargo & Company	17,525,845

	Total	138,430,119

Health Care (15.6%)
160,140	Baxter International, Inc.	8,873,357
196,276	Covidien plc	10,840,324
317,402	Johnson & Johnson	20,659,696
371,540	Merck & Company, Inc.	14,579,230
756,020	Pfizer, Inc.	17,335,539
150,830	Sanofi ADR	5,758,689
190,033	UnitedHealth Group, Inc.	10,670,353

	Total	88,717,188

Industrials (9.5%)
887,042	General Electric Company	17,368,282
126,386	Honeywell International, Inc.	7,666,575
119,660	Jacobs Engineering Group, Inc.[a]	5,244,698
87,320	Parker Hannifin Corporation	7,657,091
55,780	SPX Corporation	4,282,788
143,592	United Technologies Corporation	11,722,851

	Total	53,942,285

Information Technology (10.0%)
857,880	Cisco Systems, Inc.	17,286,282
312,661	Microsoft Corporation	10,011,405
480,803	Oracle Corporation	14,130,800
259,040	Texas Instruments, Inc.	8,273,738
197,103	Xilinx, Inc.	7,170,607

	Total	56,872,832

Materials (2.1%)
103,888	Dow Chemical Company	3,519,725
72,460	LyondellBasell Industries NV	3,027,379
74,901	Sigma-Aldrich Corporation	5,310,481

	Total	11,857,585

Telecommunications Services (2.0%)
282,119	Verizon Communications, Inc.	11,391,965

	Total	11,391,965

Utilities (4.0%)
288,950	Exelon Corporation	11,271,939
451,800	NiSource, Inc.	11,136,870

	Total	22,408,809

	Total Common Stock (cost $492,927,030)	551,732,933

Shares	Collateral Held for Securities Loaned (0.5%)	Value
2,765,250	Thrivent Financial Securities Lending Trust	2,765,250

	Total Collateral Held for Securities Loaned (cost $2,765,250)	2,765,250

Principal Amount	Short-Term Investments (2.2%)[c]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.095%, 5/9/2012[d]	4,999,895
3,500,000	0.055%, 5/18/2012[d]	3,499,909
	Nieuw Amsterdam Receivables Corporation
3,900,000	0.170%, 5/1/2012[d,e]	3,900,000

	Total Short-Term Investments (at amortized cost)	12,399,804

	Total Investments (cost $508,092,084) 100.0%	$566,897,987

	Other Assets and Liabilities, Net (<0.1%)	(61,488)

	Total Net Assets 100.0%	$566,836,499

a	Non-income producing security.
b	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of April 30, 2012

(unaudited)

c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $3,900,000 or 0.7% of total net assets.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$66,516,372
Gross unrealized depreciation	(8,141,085)

Net unrealized appreciation (depreciation)	$58,375,287

Cost for federal income tax purposes	$508,522,700

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Large Cap Value Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	45,863,445	45,863,445	–	–
Consumer Staples	54,744,129	54,744,129	–	–
Energy	67,504,576	67,504,576	–	–
Financials	138,430,119	138,430,119	–	–
Health Care	88,717,188	88,717,188	–	–
Industrials	53,942,285	53,942,285	–	–
Information Technology	56,872,832	56,872,832	–	–
Materials	11,857,585	11,857,585	–	–
Telecommunications Services	11,391,965	11,391,965	–	–
Utilities	22,408,809	22,408,809	–	–
Collateral Held for Securities Loaned	2,765,250	2,765,250	–	–
Short-Term Investments	12,399,804	–	12,399,804	–

Total	$566,897,987	$554,498,183	$12,399,804	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$11,556,500	$19,165,450	$27,956,700	2,765,250	$2,765,250	$2,910
Total Value and Income Earned	11,556,500				2,765,250	2,910

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (10.6%)
156,600	Amazon.com, Inc.[a]	$36,315,540
147,130	CBS Corporation	4,906,785
648,000	Comcast Corporation	19,653,840
147,965	Delphi Automotive plc[a]	4,541,046
242,415	Discovery Communications, Inc.[a]	13,192,224
71,290	Harley-Davidson, Inc.	3,730,606
248,600	Home Depot, Inc.	12,874,994
90,900	J.C. Penney Company, Inc.[b]	3,277,854
495,830	Las Vegas Sands Corporation	27,513,607
280,790	Lowe’s Companies, Inc.	8,836,461
96,680	Macy’s, Inc.	3,965,814
34,000	McDonald’s Corporation	3,313,300
761,520	News Corporation	15,108,557
100,130	Omnicom Group, Inc.	5,137,670
119,520	Time Warner Cable, Inc.	9,615,384

	Total	171,983,682

Consumer Staples (11.2%)
488,500	Altria Group, Inc.	15,734,585
286,958	Anheuser-Busch InBev NV ADR[b]	20,838,890
369,730	Archer-Daniels-Midland Company	11,398,776
150,387	British American Tobacco plc ADR	15,477,830
79,900	Campbell Soup Company[b]	2,703,017
249,528	Coca-Cola Company	19,043,977
34,400	Colgate-Palmolive Company	3,403,536
191,640	CVS Caremark Corporation	8,550,977
155,300	Diageo plc ADR	15,703,936
37,700	Dr. Pepper Snapple Group, Inc.	1,529,866
77,900	General Mills, Inc.	3,029,531
54,300	H.J. Heinz Company	2,894,733
76,500	Hormel Foods Corporation	2,223,090
46,600	Kimberly-Clark Corporation	3,656,702
542,667	Kraft Foods, Inc.	21,636,133
49,500	PepsiCo, Inc.	3,267,000
106,329	Philip Morris International, Inc.	9,517,509
51,700	Procter & Gamble Company	3,290,188
296,800	Wal-Mart Stores, Inc.	17,484,488

	Total	181,384,764

Energy (10.3%)
249,781	Apache Corporation	23,963,989
176,970	BP plc ADR	7,682,268
122,010	Chevron Corporation	13,001,385
319,380	ConocoPhillips	22,877,189
350,361	ENSCO International plc ADR	19,147,229
248,043	EOG Resources, Inc.	27,237,602
417,046	Peabody Energy Corporation	12,974,301
629,300	Valero Energy Corporation	15,543,710
1,669,430	Weatherford International, Ltd.[a]	23,822,766

	Total	166,250,439

Financials (15.6%)
153,830	ACE, Ltd.	11,686,465
280,700	Ameriprise Financial, Inc.	15,216,747
588,050	Bank of America Corporation	4,769,085
104,820	Capital One Financial Corporation	5,815,414
574,310	Charles Schwab Corporation	8,212,633
480,780	Citigroup, Inc.	15,884,971
55,300	CME Group, Inc.	14,699,846
52,900	Genworth Financial, Inc.[a]	317,929
875,934	J.P. Morgan Chase & Company	37,647,643
694,560	KKR & Company, LP	9,807,187
513,760	MetLife, Inc.	18,510,773
860,810	Progressive Corporation	18,335,253
373,790	State Street Corporation	17,276,574
599,130	SunTrust Banks, Inc.	14,546,876
124,950	SVB Financial Group[a]	8,008,046
342,390	Unum Group	8,128,339
98,490	Vanguard REIT ETF	6,448,140
1,097,520	Wells Fargo & Company	36,690,094

	Total	252,002,015

Health Care (14.1%)
59,300	Abbott Laboratories	3,680,158
211,990	Amgen, Inc.	15,074,609
504,710	Baxter International, Inc.	27,965,981
165,500	Biogen Idec, Inc.[a]	22,178,655
83,000	Bristol-Myers Squibb Company	2,769,710
282,380	Covidien plc	15,595,848
85,900	Eli Lilly and Company	3,555,401
55,600	Forest Laboratories, Inc.[a]	1,936,548
491,590	Johnson & Johnson	31,997,593
505,380	Merck & Company, Inc.	19,831,111
1,009,053	Pfizer, Inc.	23,137,585
205,510	Sanofi ADR	7,846,372
194,300	Shire Pharmaceuticals Group plc ADR	18,955,908
595,080	UnitedHealth Group, Inc.	33,413,742

	Total	227,939,221

Industrials (9.2%)
207,800	Boeing Company	15,959,040
343,900	Dover Corporation	21,548,774
1,207,030	General Electric Company	23,633,647
182,670	Honeywell International, Inc.	11,080,762
162,830	Jacobs Engineering Group, Inc.[a]	7,136,839
381,040	Parker Hannifin Corporation	33,413,398
76,010	SPX Corporation	5,836,048
272,800	Tyco International, Ltd.	15,312,264
192,300	United Technologies Corporation	15,699,372

	Total	149,620,144

Information Technology (19.6%)
111,662	Akamai Technologies, Inc.[a]	3,640,181
111,278	Apple, Inc.[a]	65,013,059
56,200	Baidu.com, Inc. ADR[a]	7,457,740
233,900	Broadcom Corporation[a]	8,560,740
1,147,070	Cisco Systems, Inc.	23,113,460
103,638	Cognizant Technology Solutions Corporation[a]	7,598,738
312,700	eBay, Inc.[a]	12,836,335
63,147	F5 Networks, Inc.[a]	8,457,278
43,942	Google, Inc.[a]	26,595,017
802,280	Microsoft Corporation	25,689,005
193,600	NetApp, Inc.[a]	7,517,488
1,307,400	Oracle Corporation	38,424,486
314,850	QUALCOMM, Inc.	20,100,024
91,244	Salesforce.com, Inc.[a]	14,209,428
1,167,230	Texas Instruments, Inc.	37,281,326
284,160	Xilinx, Inc.	10,337,741

	Total	316,832,046

Materials (1.7%)
432,685	Freeport-McMoRan Copper & Gold, Inc.	16,571,835

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (96.1%)	Value
Materials (1.7%) - continued
97,050	LyondellBasell Industries NV	$4,054,749
105,281	Sigma-Aldrich Corporation	7,464,423

	Total	28,091,007

Telecommunications Services (1.2%)
110,100	AT&T, Inc.	3,623,391
386,284	Verizon Communications, Inc.	15,598,148

	Total	19,221,539

Utilities (2.6%)
55,300	Consolidated Edison, Inc.	3,287,585
153,800	Duke Energy Corporation	3,295,934
434,870	Exelon Corporation	16,964,279
624,880	NiSource, Inc.	15,403,292
74,900	Southern Company	3,440,906

	Total	42,391,996

	Total Common Stock (cost $1,330,064,429)	1,555,716,853

Shares	Collateral Held for Securities Loaned (1.7%)	Value
26,789,125	Thrivent Financial Securities Lending Trust	26,789,125

	Total Collateral Held for Securities Loaned (cost $26,789,125)	26,789,125

Principal Amount	Short-Term Investments (3.7%)[c]	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.090%, 5/4/2012[d]	2,999,978
10,000,000	0.090%, 5/9/2012[d]	9,999,800
25,000,000	0.080%, 5/11/2012[d]	24,999,444
8,500,000	0.055%, 5/18/2012[d]	8,499,779
5,000,000	0.100%, 5/23/2012[d]	4,999,695
	Nieuw Amsterdam Receivables Corporation
3,800,000	0.170%, 5/1/2012[d,e]	3,800,000
	Total Capital SA
4,800,000	0.130%, 5/1/2012[d,e]	4,800,000

	Total Short-Term Investments (at amortized cost)	60,098,696

	Total Investments (cost $1,416,952,250) 101.5%	$1,642,604,674

	Other Assets and Liabilities, Net (1.5%)	(23,642,613)

	Total Net Assets 100.0%	$1,618,962,061

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $8,600,000 or 0.5% of total net assets.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$251,742,726
Gross unrealized depreciation	(34,939,595)

Net unrealized appreciation (depreciation)	$216,803,131

Cost for federal income tax purposes	$1,425,801,543

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Large Cap Stock Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	171,983,682	171,983,682	–	–
Consumer Staples	181,384,764	181,384,764	–	–
Energy	166,250,439	166,250,439	–	–
Financials	252,002,015	252,002,015	–	–
Health Care	227,939,221	227,939,221	–	–
Industrials	149,620,144	149,620,144	–	–
Information Technology	316,832,046	316,832,046	–	–
Materials	28,091,007	28,091,007	–	–
Telecommunications Services	19,221,539	19,221,539	–	–
Utilities	42,391,996	42,391,996	–	–
Collateral Held for Securities Loaned	26,789,125	26,789,125	–	–
Short– Term Investments	60,098,696	–	60,098,696	–

Total	$1,642,604,674	$1,582,505,978	$60,098,696	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Liability Derivatives Futures Contracts	26,232	26,232	–	–

Total Liability Derivatives	$26,232	$26,232	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	8	June 2012	$2,813,432	$2,787,200	($26,232)
Total Futures Contracts					($26,232)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Equity Contracts
Futures*	Net Assets – Net unrealized appreciation/(depreciation) on Futures contracts	26,232
Total Equity Contracts		26,232
Total Liability Derivatives		$26,232

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(78,015)
Futures	Net realized gains/(losses) on Futures contracts	381,438

Total Equity Contracts		303,423

Total		$303,423

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(18,000)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(98,641)
Total Equity Contracts		(116,641)

Total		($116,641)

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$5,978,562	0.4%	32

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$6,767,600	$56,949,123	$36,927,598	26,789,125	$26,789,125	$10,283
Total Value and Income Earned	6,767,600				26,789,125	10,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (66.1%)	Value
Consumer Discretionary (9.8%)
5,300	AutoZone, Inc.[a]	$2,099,648
117,068	Comcast Corporation	3,550,672
39,000	Discovery Communications, Inc.[a]	2,122,380
6,486	Dollar Tree, Inc.[a]	659,367
20,851	Foot Locker, Inc.	637,832
16,100	GNC Holdings, Inc.	628,866
39,500	Home Depot, Inc.	2,045,705
73,000	Las Vegas Sands Corporation	4,050,770
14,000	Life Time Fitness, Inc.[a]	651,840
18,200	NIKE, Inc.	2,036,034
14,700	Penn National Gaming, Inc.[a]	661,206
36,778	Pier 1 Imports, Inc.	631,846

	Total	19,776,166

Consumer Staples (6.2%)
91,844	Altria Group, Inc.	2,958,295
30,229	Anheuser-Busch InBev NV ADR	2,195,230
20,036	British American Tobacco plc ADR	2,062,105
25,900	Coca-Cola Company	1,976,688
11,449	Corn Products International, Inc.	653,280
9,700	Herbalife, Ltd.	682,104
33,900	Wal-Mart Stores, Inc.	1,997,049

	Total	12,524,751

Energy (6.7%)
22,411	Apache Corporation	2,150,112
57,242	BP plc ADR	2,484,875
19,700	EOG Resources, Inc.	2,163,257
19,300	Marathon Oil Corporation	566,262
17,900	Newfield Exploration Company[a]	642,610
8,666	Oil States International, Inc.[a]	689,640
44,246	Petroleum Geo-Services ASA[a]	669,337
84,800	Valero Energy Corporation	2,094,560
148,500	Weatherford International, Ltd.[a]	2,119,095

	Total	13,579,748

Financials (10.3%)
36,700	Ameriprise Financial, Inc.	1,989,507
17,600	Aon plc	911,680
62,700	Citigroup, Inc.	2,071,608
7,975	iShares Dow Jones U.S. Real Estate Index Fund ETF[b]	509,682
48,200	J.P. Morgan Chase & Company	2,071,636
138,000	KKR & Company, LP	1,948,560
23,981	Lazard, Ltd.	659,717
43,505	Ocwen Financial Corporation[a]	648,659
372,997	Popular, Inc.[a]	663,935
24,200	Principal Financial Group, Inc.	669,614
33,694	Prudential Financial, Inc.	2,039,835
16,500	SPDR DJ Wilshire Real Estate ETF[b]	1,204,170
30,800	Travelers Companies, Inc.	1,981,056
28,600	Unum Group	678,964
62,000	Wells Fargo & Company	2,072,660
31,525	Zions Bancorporation	642,795

	Total	20,764,078

Health Care (7.3%)
16,700	Biogen Idec, Inc.[a]	2,237,967
12,631	Covance, Inc.[a]	590,626
43,762	Covidien plc	2,416,975
5,500	iShares Nasdaq Biotechnology Index Fund[b]	689,645
101,477	Pfizer, Inc.	2,326,868
23,200	Shire Pharmaceuticals Group plc ADR	2,263,392
40,988	UnitedHealth Group, Inc.	2,301,476
8,783	Varian Medical Systems, Inc.[a]	557,018
8,100	Waters Corporation[a]	681,291
9,448	Watson Pharmaceuticals, Inc.[a]	712,001

	Total	14,777,259

Industrials (8.1%)
27,000	Actuant Corporation	736,290
15,510	BE Aerospace, Inc.[a]	729,436
38,989	Boeing Company	2,994,355
26,700	Deluxe Corporation	635,727
38,000	Dover Corporation	2,381,080
25,388	EMCOR Group, Inc.	744,376
17,905	FTI Consulting, Inc.[a]	650,668
19,334	Jacobs Engineering Group, Inc.[a]	847,409
14,788	Manpower, Inc.	629,969
35,109	Parker Hannifin Corporation	3,078,708
10,687	SPX Corporation	820,548
35,300	Tyco International, Ltd.	1,981,389

	Total	16,229,955

Information Technology (12.5%)
19,070	Akamai Technologies, Inc.[a]	621,682
4,969	Apple, Inc.[a]	2,903,088
72,488	Atmel Corporation[a]	642,969
16,100	Autodesk, Inc.[a]	633,857
17,700	Avnet, Inc.[a]	638,616
54,100	Broadcom Corporation[a]	1,980,060
100,200	Cisco Systems, Inc.	2,019,030
23,300	Citrix Systems, Inc.[a]	1,994,713
14,300	Informatica Corporation[a]	658,086
27,300	Jabil Circuit, Inc.	640,185
62,200	Microsoft Corporation	1,991,644
49,600	NVIDIA Corporation[a]	644,800
84,818	Oracle Corporation	2,492,801
49,370	Polycom, Inc.[a]	655,140
28,300	Teradata Corporation[a]	1,974,774
37,511	Teradyne, Inc.[a]	645,564
63,933	Texas Instruments, Inc.	2,042,020
55,271	Xilinx, Inc.	2,010,759

	Total	25,189,788

Materials (2.6%)
3,800	Airgas, Inc.	348,232
5,300	Albemarle Corporation	346,090
5,200	Ashland, Inc.	342,524
9,500	Crown Holdings, Inc.[a]	351,310
3,100	FMC Corporation	342,395
88,400	Materials Select Sector SPDR Fund[b]	3,241,628
6,200	Reliance Steel & Aluminum Company	346,518

	Total	5,318,697

Utilities (2.6%)
46,726	Calpine Corporation[a]	876,113
17,958	Southwest Gas Corporation	754,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Common Stock (66.1%)	Value
Utilities (2.6%) - continued
97,900	Utilities Select Sector SPDR Fund[b]	$3,491,114

	Total	5,121,822

	Total Common Stock (cost $120,569,019)	133,282,264

Principal Amount	Long-Term Fixed Income (33.4%)	Value
Asset-Backed Securities (1.3%)
	Carrington Mortgage Loan Trust
150,000	0.389%, 8/25/2036[c]	51,157
	Countrywide Asset-Backed Certificates
132,096	5.549%, 8/25/2021[d]	120,935
	First Horizon ABS Trust
408,336	0.369%, 10/25/2026[c,d]	302,355
	GMAC Mortgage Corporation Loan Trust
510,489	0.419%, 8/25/2035[c,d]	338,986
471,703	0.419%, 12/25/2036[c,d]	334,357
	Green Tree Financial Corporation
229,135	6.330%, 11/1/2029	243,691
	GSAMP Trust
169,571	0.319%, 8/25/2036[c]	154,476
	Popular ABS Mortgage Pass-Through Trust
250,000	5.297%, 11/25/2035	150,334
	Renaissance Home Equity Loan Trust
365,501	5.608%, 5/25/2036	212,214
500,000	5.285%, 1/25/2037	238,846
	Wachovia Asset Securitization, Inc.
587,245	0.379%, 7/25/2037[c,d,e]	427,656

	Total	2,575,007

Basic Materials (0.5%)
	Alcoa, Inc.
250,000	5.400%, 4/15/2021	262,752
	ArcelorMittal
150,000	6.125%, 6/1/2018	158,094
	Dow Chemical Company
200,000	4.250%, 11/15/2020	212,270
	Freeport-McMoRan Copper & Gold, Inc.
100,000	3.550%, 3/1/2022	98,808
	Gold Fields Orogen Holding BVI, Ltd.
200,000	4.875%, 10/7/2020[f]	189,331
	Rio Tinto Finance USA plc
150,000	2.000%, 3/22/2017	151,670

	Total	1,072,925

Capital Goods (0.4%)
	Boeing Capital Corporation
200,000	2.125%, 8/15/2016	207,862
	John Deere Capital Corporation
150,000	0.681%, 6/16/2014[c]	150,604
	Republic Services, Inc.
100,000	5.000%, 3/1/2020	114,119
200,000	5.250%, 11/15/2021	232,831
	Textron, Inc.
100,000	7.250%, 10/1/2019	116,512

	Total	821,928

Collateralized Mortgage Obligations (0.4%)
	Bear Stearns Mortgage Funding Trust
117,249	0.519%, 8/25/2036[c]	33,456
	HomeBanc Mortgage Trust
491,552	2.557%, 4/25/2037	304,705
	J.P. Morgan Alternative Loan Trust
472,366	2.790%, 3/25/2036	272,652
	Master Asset Securitization Trust
191,836	0.739%, 6/25/2036[c]	104,034

	Total	714,847

Commercial Mortgage-Backed Securities (2.5%)
	Bear Stearns Commercial Mortgage Securities, Inc.
216,865	5.613%, 6/11/2050	224,190
503,512	0.390%, 3/15/2022[c,f]	502,565
217,767	4.487%, 2/11/2041	221,042
	Citigroup/Deutsche Bank Commercial Mortgage
250,000	5.322%, 12/11/2049	276,997
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.370%, 12/15/2020[c,f]	905,160
	Credit Suisse Mortgage Capital Certificates
625,159	0.410%, 10/15/2021[c,f]	588,410
	Government National Mortgage Association
539,108	3.214%, 1/16/2040	565,465
	GS Mortgage Securities Corporation II
1,000,000	1.260%, 3/6/2020[c,f]	986,224
	Morgan Stanley Capital I
200,000	3.224%, 7/15/2049	212,083
	Morgan Stanley Capital, Inc.
197,000	5.406%, 3/15/2044	187,782
	Wachovia Bank Commercial Mortgage Trust
375,000	5.765%, 7/15/2045	424,056

	Total	5,093,974

Communications Services (0.8%)
	American Tower Corporation
200,000	5.050%, 9/1/2020	211,615
	CBS Corporation
200,000	8.875%, 5/15/2019	266,578
	CenturyLink, Inc.
125,000	5.800%, 3/15/2022	123,926
	Crown Castle Towers, LLC
200,000	4.883%, 8/15/2020[f]	212,143
	Frontier Communications Corporation
120,000	6.250%, 1/15/2013	122,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (33.4%)	Value
Communications Services (0.8%) - continued
	Qwest Communications International, Inc.
$150,000	7.125%, 4/1/2018	$160,125
	Rogers Communications, Inc.
40,000	8.750%, 5/1/2032	56,895
	SBA Tower Trust
200,000	5.101%, 4/15/2017[f]	217,641
	Verizon Communications, Inc.
100,000	8.950%, 3/1/2039	158,424
	Virgin Media Secured Finance plc
100,000	5.250%, 1/15/2021	111,081

	Total	1,641,128

Consumer Cyclical (0.2%)
	California Institute of Technology
150,000	4.700%, 11/1/2111	149,073
	Ford Motor Credit Company, LLC
100,000	5.000%, 5/15/2018	108,063
	Macy’s Retail Holdings, Inc.
100,000	7.450%, 7/15/2017	122,291

	Total	379,427

Consumer Non-Cyclical (1.1%)
	Altria Group, Inc.
200,000	9.700%, 11/10/2018	271,567
	AmerisourceBergen Corporation
200,000	4.875%, 11/15/2019	228,519
	Colgate-Palmolive Company
250,000	2.625%, 5/1/2017	267,082
	CVS Caremark Corporation
125,000	6.125%, 9/15/2039	150,530
	Energizer Holdings, Inc.
250,000	4.700%, 5/19/2021	265,214
	Express Scripts Holding Company
100,000	3.900%, 2/15/2022[f]	102,908
	Grupo Bimbo SAB de CV
150,000	4.500%, 1/25/2022[f]	155,803
	HCA, Inc.
200,000	6.500%, 2/15/2020	214,000
	Koninklijke Philips Electronics NV
150,000	3.750%, 3/15/2022	154,554
	Quest Diagnostics, Inc.
250,000	4.700%, 4/1/2021	275,911
	SABMiller Holdings, Inc.
200,000	3.750%, 1/15/2022[f]	208,002

	Total	2,294,090

Energy (0.8%)
	BP Capital Markets plc
250,000	4.742%, 3/11/2021	284,160
	Cameron International Corporation
200,000	4.500%, 6/1/2021	218,443
	Canadian Oil Sands, Ltd.
100,000	4.500%, 4/1/2022[f]	102,694
	CenterPoint Energy Resources Corporation
300,000	6.125%, 11/1/2017	350,290
	Nabors Industries, Inc.
100,000	4.625%, 9/15/2021	106,163
	Schlumberger Norge AS
100,000	4.200%, 1/15/2021[f]	110,512
	Transocean, Inc.
200,000	7.375%, 4/15/2018	237,622
	Valero Energy Corporation
200,000	6.125%, 2/1/2020	232,606

	Total	1,642,490

Financials (4.5%)
	Ally Financial, Inc.
100,000	4.500%, 2/11/2014	101,000
	Bank of America Corporation
100,000	5.650%, 5/1/2018	105,763
75,000	5.875%, 2/7/2042	74,119
	Bank of New York Mellon Corporation
50,000	1.342%, 11/24/2014[c]	50,761
50,000	1.700%, 11/24/2014	50,877
	Barclays Bank plc
200,000	2.375%, 1/13/2014	201,367
	Bear Stearns Companies, LLC
200,000	6.400%, 10/2/2017	233,404
	Blackstone Holdings Finance Company, LLC
150,000	6.625%, 8/15/2019[f]	162,382
	Boston Properties, LP
200,000	4.125%, 5/15/2021	209,370
	Capital One Capital V
150,000	10.250%, 8/15/2039	156,375
	Citigroup, Inc.
250,000	1.398%, 4/1/2014[c]	245,325
	CNA Financial Corporation
200,000	6.500%, 8/15/2016	225,774
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
150,000	4.750%, 1/15/2020[f]	160,825
	Credit Suisse Securities USA, LLC
300,000	1.000%, 4/28/2017[g]	306,030
	Danske Bank AS
100,000	3.875%, 4/14/2016[f]	97,616
	Eksportfinans ASA
100,000	2.375%, 5/25/2016	89,213
	Fairfax Financial Holdings, Ltd.
200,000	5.800%, 5/15/2021[f]	194,323
	Fifth Third Bancorp
200,000	5.450%, 1/15/2017	221,775
	FUEL Trust
200,000	3.984%, 6/15/2016[f]	207,197
	General Electric Capital Corporation
200,000	3.800%, 6/18/2019[f]	201,436
	Goldman Sachs Group, Inc., Convertible
4,080	1.000%, 11/9/2012[f,h]	128,194
	Health Care REIT, Inc.
200,000	6.125%, 4/15/2020	223,853
	HSBC Holdings plc
165,000	6.500%, 5/2/2036	181,939
	ING Bank NV
50,000	5.000%, 6/9/2021[f]	50,931
	International Lease Finance Corporation
100,000	8.625%, 9/15/2015	110,750

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (33.4%)	Value
Financials (4.5%) - continued
	KeyCorp
$250,000	5.100%, 3/24/2021	$281,041
	Liberty Property, LP
200,000	5.500%, 12/15/2016	221,299
	Merrill Lynch & Company, Inc.
200,000	6.875%, 4/25/2018	222,868
	Metropolitan Life Global Funding I
250,000	3.650%, 6/14/2018[f]	263,139
	Morgan Stanley
200,000	7.300%, 5/13/2019	214,667
	Nordea Eiendomskreditt AS
250,000	1.875%, 4/7/2014[f]	254,611
	PNC Funding Corporation
200,000	5.125%, 2/8/2020	230,503
	Principal Financial Group, Inc.
200,000	8.875%, 5/15/2019	259,043
	Prudential Financial, Inc.
250,000	6.100%, 6/15/2017	292,037
100,000	5.700%, 12/14/2036	105,330
	Rabobank Capital Funding Trust II
101,000	5.260%, 12/29/2049[f,i]	97,257
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	329,116
	Simon Property Group, LP
200,000	4.375%, 3/1/2021	217,059
	SLM Corporation
100,000	6.250%, 1/25/2016	103,000
100,000	8.000%, 3/25/2020	106,250
	Swiss RE Capital I, LP
275,000	6.854%, 5/29/2049[f,i]	252,905
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	133,236
	UBS AG/London
200,000	1.875%, 1/23/2015[f]	201,719
	UnitedHealth Group, Inc.
150,000	6.500%, 6/15/2037	190,883
	University of Pennsylvania
150,000	4.674%, 9/1/2112	155,045
	USB Capital XIII Trust
200,000	6.625%, 12/15/2039	203,946
	Wachovia Bank NA
210,000	4.875%, 2/1/2015	226,401
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
225,000	6.750%, 9/2/2019[f]	263,728
	Willis North America, Inc.
220,000	6.200%, 3/28/2017	248,007

	Total	9,063,689

Foreign Government (0.7%)
	Bank Nederlandse Gemeenten NV
170,000	4.375%, 2/16/2021[f]	185,648
	Chile Government International Bond
200,000	3.875%, 8/5/2020	219,600
	Corporacion Andina de Fomento
125,000	5.750%, 1/12/2017	140,335
	Mexico Government International Bond
100,000	6.050%, 1/11/2040	124,750
	Province of Manitoba
200,000	1.300%, 4/3/2017	201,132
	Province of New Brunswick
250,000	2.750%, 6/15/2018	265,535
	Province of Ontario
200,000	1.600%, 9/21/2016	202,368

	Total	1,339,368

Mortgage-Backed Securities (7.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,725,000	3.000%, 6/1/2027[j]	1,793,730
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,750,000	3.000%, 5/1/2027[j]	3,912,892
500,000	3.000%, 6/1/2027[j]	520,391
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
1,600,000	3.500%, 6/1/2042[j]	1,656,750
7,150,000	5.500%, 6/1/2042[j]	7,809,141

	Total	15,692,904

Technology (0.4%)
	Affiliated Computer Services, Inc.
200,000	5.200%, 6/1/2015	216,775
	Hewlett-Packard Company
250,000	4.300%, 6/1/2021	257,095
	Xerox Corporation
200,000	4.500%, 5/15/2021	208,828

	Total	682,698

Transportation (0.3%)
	Continental Airlines, Inc.
125,000	4.150%, 4/11/2024	123,125
	CSX Corporation
200,000	3.700%, 10/30/2020	210,964
	Delta Air Lines, Inc.
95,322	4.950%, 11/23/2019[b]	100,450
	ERAC USA Finance, LLC
200,000	5.250%, 10/1/2020[f]	220,175

	Total	654,714

U.S. Government and Agencies (10.1%)
	Federal Home Loan Banks
1,250,000	1.375%, 5/28/2014	1,278,166
	U.S. Treasury Bonds
1,775,000	3.125%, 11/15/2041	1,780,547
	U.S. Treasury Notes
2,350,000	1.500%, 12/31/2013	2,398,377
150,000	0.750%, 6/15/2014	151,465
1,650,000	0.250%, 2/15/2015	1,644,458
1,750,000	2.000%, 1/31/2016	1,843,926
900,000	0.875%, 2/28/2017	904,360
5,000,000	1.250%, 1/31/2019	4,998,440
650,000	2.000%, 2/15/2022	654,875
	U.S. Treasury Notes, TIPS
1,002,200	0.125%, 4/15/2017	1,072,902
1,795,000	1.125%, 1/15/2021	2,058,641

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (33.4%)	Value
U.S. Government and Agencies (10.1%) - continued
$1,458,294	0.125%, 1/15/2022	$1,525,056

	Total	20,311,213

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
150,000	6.718%, 1/1/2049	194,859

	Total	194,859

Utilities (1.5%)
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	274,267
	Comision Federal de Electricidad
100,000	4.875%, 5/26/2021[f]	105,750
	Energy Transfer Partners, LP
250,000	4.650%, 6/1/2021	258,697
	Enterprise Products Operating, LLC
200,000	5.200%, 9/1/2020	228,795
	Exelon Generation Company, LLC
145,000	5.750%, 10/1/2041	161,437
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015	162,040
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[f]	260,888
	Kinder Morgan Energy Partners, LP
100,000	5.300%, 9/15/2020	111,991
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	288,239
	NiSource Finance Corporation
100,000	6.125%, 3/1/2022	119,412
	ONEOK Partners, LP
200,000	8.625%, 3/1/2019	261,544
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	222,362
	Sempra Energy
100,000	2.300%, 4/1/2017	102,572
	Union Electric Company
350,000	6.400%, 6/15/2017	423,379

	Total	2,981,373

	Total Long-Term Fixed Income (cost $66,225,096)	67,156,634

Shares	Mutual Funds (0.9%)	Value
Fixed Income Mutual Funds (0.9%)
366,132	Thrivent High Yield Fund	1,790,386

	Total	1,790,386

	Total Mutual Funds (cost $1,400,000)	1,790,386

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
1,150	Citigroup, Inc., Convertible[k]	112,091
12,000	Federal National Mortgage Association, 8.250%[a,i]	14,760
4,000	HSBC Holdings plc, 8.000%[i]	109,840

	Total	236,691

	Total Preferred Stock (cost $388,405)	236,691

Shares	Collateral Held for Securities Loaned (4.0%)	Value
8,104,249	Thrivent Financial Securities Lending Trust	8,104,249

	Total Collateral Held for Securities Loaned (cost $8,104,249)	8,104,249

Principal Amount	Short-Term Investments (6.0%)[l]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.095%, 5/11/2012[m]	4,999,868
3,000,000	0.075%, 5/16/2012[m]	2,999,906
4,000,000	0.055%, 5/18/2012[m]	3,999,896
100,000	Federal National Mortgage Association Discount Notes 0.120%, 7/18/2012[m,n]	99,974

	Total Short-Term Investments (at amortized cost)	12,099,644

	Total Investments (cost $208,786,413) 110.5%	$222,669,868

	Other Assets and Liabilities, Net (10.5%)	(21,168,219)

	Total Net Assets 100.0%	$201,501,649

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
d	All or a portion of the security is insured or guaranteed.
e

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of April 30, 2012.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$587,245

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $7,590,117 or 3.8% of total net assets.

g	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes investments purchased on a when-issued or delayed delivery basis.
k

Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At April 30, 2012, $99,974 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.
ETF	- Exchange Traded Fund.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$18,816,146
Gross unrealized depreciation	(5,161,706)

Net unrealized appreciation (depreciation)	$13,654,440

Cost for federal income tax purposes	$209,015,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Balanced Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	19,776,166	19,776,166	–	–
Consumer Staples	12,524,751	12,524,751	–	–
Energy	13,579,748	12,910,411	669,337	–
Financials	20,764,078	20,764,078	–	–
Health Care	14,777,259	14,777,259	–	–
Industrials	16,229,955	16,229,955	–	–
Information Technology	25,189,788	25,189,788	–	–
Materials	5,318,697	5,318,697	–	–
Utilities	5,121,822	5,121,822	–	–

Long-Term Fixed Income
Asset-Backed Securities	2,575,007	–	2,575,007	–
Basic Materials	1,072,925	–	1,072,925	–
Capital Goods	821,928	–	821,928	–
Collateralized Mortgage Obligations	714,847	–	714,847	–
Commercial Mortgage-Backed
Securities	5,093,974	–	5,093,974	–
Communications Services	1,641,128	–	1,641,128	–
Consumer Cyclical	379,427	–	379,427	–
Consumer Non-Cyclical	2,294,090	–	2,294,090	–
Energy	1,642,490	–	1,642,490	–
Financials	9,063,689	–	8,629,465	434,224
Foreign Government	1,339,368	–	1,339,368	–
Mortgage-Backed Securities	15,692,904	–	15,692,904	–
Technology	682,698	–	682,698	–
Transportation	654,714	–	654,714	–
U.S. Government and Agencies	20,311,213	–	20,311,213	–
U.S. Municipals	194,859	–	194,859	–
Utilities	2,981,373	–	2,981,373	–

Mutual Funds
Fixed Income Mutual Funds	1,790,386	1,790,386	–	–

Preferred Stock
Financials	236,691	236,691	–	–
Collateral Held for Securities Loaned	8,104,249	8,104,249	–	–
Short-Term Investments	12,099,644	–	12,099,644	–

Total	$222,669,868	$142,744,253	$79,491,391	$434,224

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	26,033	26,033	–	–
Credit Default Swaps	4,552	–	4,552	–

Total Asset Derivatives	$30,585	$26,033	$4,552	$–

Liability Derivatives
Futures Contracts	96,338	96,338	–	–
Foreign Currency Forward Contracts	318	–	318	–
Credit Default Swaps	15,749	–	15,749	–

Total Liability Derivatives	$112,405	$96,338	$16,067	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	June 2012	($3,303,470)	($3,308,203)	($4,733)
10-Yr. U.S. Treasury Bond Futures	(65)	June 2012	(8,506,677)	(8,598,282)	(91,605)
20-Yr. U.S. Treasury Bond Futures	20	June 2012	2,831,467	2,857,500	26,033
Total Futures Contracts					($70,305)

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Sales
Norwegian Krone	SSB	791,098	5/3/2012	$137,913	$138,231	($318)

Total Sales				$137,913	$138,231	($318)
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						($318)

Counterparty
SSB - State Street Bank

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$750,000	($41,097)	$25,348	($15,749)
CDX IG, Series 18, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2017	1,500,000	8,041	(3,489)	4,552
Total Credit Default Swaps					$21,859	($11,197)

1

As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$26,033
Total Interest Rate Contracts		26,033

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	4,552
Total Credit Contracts		4,552

Total Asset Derivatives		$30,585

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	96,338
Total Interest Rate Contracts		96,338

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	318
Total Foreign Exchange Contracts		318

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	15,749
Total Credit Contracts		15,749

Total Liability Derivatives		$112,405

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(57,274)

Total Interest Rate Contracts		(57,274)

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	466,596

Total Equity Contracts		466,596

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(207)

Total Foreign Exchange Contracts		(207)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	37,512

Total Credit Contracts		37,512

Total		$446,627

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(121,641)
Total Interest Rate Contracts		(121,641)

Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(318)
Total Foreign Exchange Contracts		(318)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(96,884)
Total Credit Contracts		(96,884)

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(132,509)
Total Equity Contracts		(132,509)

Total		($351,352)

The following table presents Balanced Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$1,780,134	0.9%	N/A	N/A	N/A	N/A
Interest Rate Contracts	14,633,544	7.5	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$1,201	<0.1%	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$2,333,548	1.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
High Yield	$1,728,143	$–	$–	366,132	$1,790,386	$66,868
Thrivent Financial Securities Lending Trust	3,606,713	53,715,376	49,217,840	8,104,249	8,104,249	12,266
Total Value and Income Earned	5,334,856				9,894,635	79,134

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Bank Loans (0.8%)[a]	Value
Financials (0.3%)
	Nuveen Investments, Inc. Term Loan
$2,350,000	8.250%, 3/1/2019	$2,397,000

	Total	2,397,000

Technology (0.5%)
	First Data Corporation Extended, Term Loan
3,809,215	4.240%, 3/26/2018	3,471,757

	Total	3,471,757

	Total Bank Loans (cost $5,791,531)	5,868,757

Principal Amount	Long-Term Fixed Income (91.9%)	Value
Asset-Backed Securities (0.6%)
	J.P. Morgan Mortgage Acquisition Corporation
2,400,000	5.461%, 10/25/2036	1,890,482
	Renaissance Home Equity Loan Trust
2,267,836	5.746%, 5/25/2036	1,467,433
1,600,000	6.011%, 5/25/2036	913,523

	Total	4,271,438

Basic Materials (8.3%)
	AbitibiBowater, Inc.
4,279,000	10.250%, 10/15/2018	4,963,640
	APERAM
1,430,000	7.750%, 4/1/2018[b]	1,365,650
	Arch Coal, Inc.
1,900,000	7.000%, 6/15/2019[b,c]	1,700,500
1,500,000	7.250%, 10/1/2020[c]	1,342,500
950,000	7.250%, 6/15/2021[b,c]	847,875
	Consol Energy, Inc.
1,700,000	8.000%, 4/1/2017	1,793,500
2,430,000	8.250%, 4/1/2020	2,551,500
	FMG Resources Property, Ltd.
2,370,000	7.000%, 11/1/2015[b]	2,452,950
1,410,000	6.000%, 4/1/2017[b,c]	1,434,675
3,300,000	6.875%, 2/1/2018[b]	3,390,750
3,860,000	8.250%, 11/1/2019[b]	4,178,450
	Graphic Packaging International, Inc.
700,000	9.500%, 6/15/2017	777,000
1,400,000	7.875%, 10/1/2018	1,554,000
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
2,820,000	8.875%, 2/1/2018	2,953,950
2,850,000	9.000%, 11/15/2020	2,714,625
	Ineos Finance plc
780,000	7.500%, 5/1/2020[b,d]	801,450
	LyondellBasell Industries NV
4,710,000	5.000%, 4/15/2019[b]	4,863,075
1,400,000	6.000%, 11/15/2021[b]	1,512,000
	Midwest Vanadium Pty., Ltd.
3,070,000	11.500%, 2/15/2018[b]	2,056,900
	NOVA Chemicals Corporation
4,890,000	8.625%, 11/1/2019	5,574,600
	Novelis, Inc.
3,550,000	8.750%, 12/15/2020	3,913,875
	Ryerson Holding Corporation
4,230,000	Zero Coupon, 2/1/2015	2,315,925
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015	1,772,250
	Severstal Columbus, LLC
1,400,000	10.250%, 2/15/2018	1,501,500
	Tembec Industries, Inc.
470,000	11.250%, 12/15/2018	502,900
1,880,000	11.250%, 12/15/2018[b]	2,011,600

	Total	60,847,640

Capital Goods (8.3%)
	BE Aerospace, Inc.
3,280,000	6.875%, 10/1/2020	3,632,600
	Case New Holland, Inc.
4,700,000	7.875%, 12/1/2017	5,475,500
	Cemex SAB de CV
4,620,000	9.000%, 1/11/2018[b]	4,319,700
	Coleman Cable, Inc.
1,580,000	9.000%, 2/15/2018	1,666,900
	EnergySolutions, Inc.
2,350,000	10.750%, 8/15/2018	2,438,125
	Liberty Tire Recycling
2,340,000	11.000%, 10/1/2016[b]	2,205,450
	Manitowoc Company, Inc.
4,270,000	8.500%, 11/1/2020[c]	4,739,700
	Nortek, Inc.
2,840,000	10.000%, 12/1/2018	2,996,200
2,860,000	8.500%, 4/15/2021	2,824,250
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,423,900
	Packaging Dynamics Corporation
710,000	8.750%, 2/1/2016[b]	754,375
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[b]	2,672,850
500,000	10.625%, 8/15/2019[b]	570,000
	RBS Global, Inc./Rexnord, LLC
3,980,000	8.500%, 5/1/2018	4,328,250
	Reynolds Group Issuer, Inc.
1,420,000	9.000%, 4/15/2019[b]	1,427,100
2,340,000	9.875%, 8/15/2019[b]	2,439,450
2,370,000	8.500%, 2/15/2021[b]	2,287,050
	RSC Equipment Rental, Inc.
2,780,000	8.250%, 2/1/2021	3,002,400
	Sealed Air Corporation
1,450,000	8.375%, 9/15/2021[b]	1,645,750
	Silgan Holdings, Inc.
3,530,000	5.000%, 4/1/2020[b]	3,565,300
	UR Financing Escrow Corporation
930,000	7.375%, 5/15/2020[b]	976,500
3,750,000	7.625%, 4/15/2022[b]	3,965,625

	Total	61,356,975

Communications Services (16.2%)
	AMC Networks, Inc.
4,690,000	7.750%, 7/15/2021[b]	5,241,075
	Cablevision Systems Corporation
3,740,000	8.625%, 9/15/2017	4,104,650
	CCO Holdings, LLC
3,750,000	7.250%, 10/30/2017	4,078,125
1,890,000	7.000%, 1/15/2019	2,022,300
700,000	7.375%, 6/1/2020	763,875

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (91.9%)	Value
Communications Services (16.2%) - continued
	Clear Channel Worldwide Holdings, Inc.
$5,720,000	9.250%, 12/15/2017	$ 6,270,550
3,700,000	7.625%, 3/15/2020[b]	3,663,000
	CSC Holdings, LLC
2,340,000	6.750%, 11/15/2021[b]	2,427,750
	Digicel, Ltd.
3,790,000	8.250%, 9/1/2017[b]	3,951,075
1,470,000	7.000%, 2/15/2020[b]	1,481,025
	Dish DBS Corporation
3,260,000	6.750%, 6/1/2021	3,569,700
	Eileme 2 AB
3,740,000	11.625%, 1/31/2020[b]	3,852,200
	Frontier Communications Corporation
2,810,000	8.250%, 4/15/2017[c]	3,027,775
	Hughes Satellite Systems Corporation
4,400,000	6.500%, 6/15/2019	4,708,000
	Intelsat Bermuda, Ltd.
7,640,000	11.250%, 2/4/2017	7,926,500
	Intelsat Jackson Holdings SA
6,320,000	7.250%, 10/15/2020	6,604,400
710,000	7.250%, 10/15/2020[b]	740,175
	Intelsat Luxembourg SA
710,000	11.500%, 2/4/2017[b]	733,075
2,518,461	11.500%, 2/4/2017	2,625,496
	Level 3 Financing, Inc.
1,870,000	8.750%, 2/15/2017	1,944,800
1,880,000	8.125%, 7/1/2019[b]	1,931,700
3,700,000	8.625%, 7/15/2020[b]	3,875,750
	Nara Cable Funding, Ltd.
4,250,000	8.875%, 12/1/2018[b]	3,888,750
	NII Capital Corporation
470,000	8.875%, 12/15/2019	473,525
	Satmex Escrow SA de CV
4,770,000	9.500%, 5/15/2017	4,948,875
	Sprint Nextel Corporation
8,460,000	9.125%, 3/1/2017[b]	8,396,550
5,260,000	9.000%, 11/15/2018[b]	5,792,575
2,530,000	7.000%, 3/1/2020[b]	2,580,600
	Telesat Canada, LLC
2,830,000	6.000%, 5/15/2017[b]	2,830,000
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[b]	4,420,000
	UPCB Finance V, Ltd.
1,400,000	7.250%, 11/15/2021[b]	1,473,500
	Videotron Ltee
1,090,000	5.000%, 7/15/2022[b]	1,087,275
	Virgin Media Finance plc
1,560,000	8.375%, 10/15/2019	1,751,100
2,470,000	5.250%, 2/15/2022	2,470,000
	XM Satellite Radio, Inc.
3,320,000	7.625%, 11/1/2018[b]	3,618,800

	Total	119,274,546

Consumer Cyclical (15.6%)
	American Axle & Manufacturing, Inc.
920,000	5.250%, 2/11/2014[c]	952,200
2,800,000	7.875%, 3/1/2017[c]	2,898,000
	Ameristar Casinos, Inc.
470,000	7.500%, 4/15/2021[b]	497,025
	Beazer Homes USA, Inc.
2,800,000	6.875%, 7/15/2015	2,562,000
2,370,000	9.125%, 5/15/2019[c]	1,984,875
	Burlington Coat Factory Warehouse Corporation
3,350,000	10.000%, 2/15/2019[c]	3,584,500
	Chrysler Group, LLC
2,230,000	8.000%, 6/15/2019[c]	2,308,050
2,400,000	8.250%, 6/15/2021	2,484,000
	DineEquity, Inc.
3,800,000	9.500%, 10/30/2018	4,199,000
	Eldorado Resorts, LLC
3,380,000	8.625%, 6/15/2019[b]	3,223,675
	FireKeepers Development Authority
2,470,000	13.875%, 5/1/2015[b]	2,729,350
	Ford Motor Credit Company, LLC
2,350,000	7.000%, 4/15/2015	2,620,250
4,670,000	5.000%, 5/15/2018	5,046,537
	Gaylord Entertainment Company
4,390,000	6.750%, 11/15/2014	4,417,438
	General Motors Financial Company, Inc.
1,190,000	6.750%, 6/1/2018	1,267,386
	Host Hotels and Resorts, Inc.
3,290,000	5.250%, 3/15/2022[b]	3,269,437
	KB Home
930,000	7.250%, 6/15/2018	892,800
3,170,000	8.000%, 3/15/2020[c]	3,094,713
	Lear Corporation
1,950,000	7.875%, 3/15/2018	2,135,250
1,950,000	8.125%, 3/15/2020	2,174,250
	Limited Brands, Inc.
1,430,000	6.625%, 4/1/2021	1,544,400
1,640,000	5.625%, 2/15/2022	1,650,250
	Marina District Finance Company, Inc.
3,300,000	9.500%, 10/15/2015[c]	3,209,250
	MGM Resorts International
4,693,000	10.000%, 11/1/2016	5,279,625
	NCL Corporation, Ltd.
1,830,000	11.750%, 11/15/2016	2,127,375
940,000	9.500%, 11/15/2018[b]	1,038,700
4,030,000	9.500%, 11/15/2018	4,453,150
	Peninsula Gaming, LLC
4,450,000	10.750%, 8/15/2017	4,906,125
	Realogy Corporation
2,645,000	11.500%, 4/15/2017[c]	2,473,075
	Rite Aid Corporation
2,530,000	7.500%, 3/1/2017	2,586,925
1,790,000	9.500%, 6/15/2017	1,794,475
	ROC Finance, LLC
4,220,000	12.125%, 9/1/2018[b]	4,726,400
	Seminole Indian Tribe of Florida
4,530,000	7.804%, 10/1/2020[b]	4,474,643
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,736,000
	Seven Seas Cruises S de RL, LLC
4,730,000	9.125%, 5/15/2019[b]	4,836,425

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (91.9%)	Value
Consumer Cyclical (15.6%) - continued
	Shingle Springs Tribal Gaming Authority
$4,225,000	9.375%, 6/15/2015[e]	$3,073,687
	Tunica-Biloxi Gaming Authority
4,230,000	9.000%, 11/15/2015[e]	4,155,975
	West Corporation
4,350,000	8.625%, 10/1/2018	4,774,125
3,560,000	7.875%, 1/15/2019	3,795,850
	WMG Acquisition Corporation
470,000	9.500%, 6/15/2016[b]	513,475

	Total	115,490,666

Consumer Non-Cyclical (11.5%)
	Biomet, Inc.
1,700,000	10.375%, 10/15/2017	1,838,125
3,100,000	11.625%, 10/15/2017	3,363,500
	Capella Healthcare, Inc.
3,540,000	9.250%, 7/1/2017	3,584,250
	Community Health Systems, Inc.
3,770,000	8.000%, 11/15/2019[b,c]	3,986,775
	Del Monte Corporation
1,275,000	7.625%, 2/15/2019	1,287,750
	DJO Finance, LLC
1,400,000	9.750%, 10/15/2017	1,039,500
2,780,000	8.750%, 3/15/2018[b]	2,828,650
	Emergency Medical Services Corporation
3,680,000	8.125%, 6/1/2019	3,772,000
	Fresenius Medical Care US Finance, Inc.
2,340,000	6.500%, 9/15/2018[b]	2,503,800
	Grifols, Inc.
3,620,000	8.250%, 2/1/2018	3,877,925
	HCA, Inc.
3,730,000	7.250%, 9/15/2020	4,130,975
4,570,000	7.500%, 2/15/2022	4,918,462
	Ingles Markets, Inc.
1,400,000	8.875%, 5/15/2017	1,515,500
	Jarden Corporation
930,000	7.500%, 1/15/2020	1,013,700
	JBS Finance II, Ltd.
4,450,000	8.250%, 1/29/2018[e]	4,353,880
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014	3,277,500
	Kinetic Concepts, Inc./KCI USA, Inc.
4,185,000	10.500%, 11/1/2018[b]	4,315,781
	Michael Foods, Inc.
3,760,000	9.750%, 7/15/2018	4,136,000
	Mylan, Inc.
2,790,000	7.875%, 7/15/2020[b]	3,124,800
	Revlon Consumer Products Corporation
3,270,000	9.750%, 11/15/2015	3,527,513
	Select Medical Corporation
1,511,000	7.625%, 2/1/2015[c]	1,526,110
2,900,000	6.494%, 9/15/2015[c,f]	2,747,750
	Spectrum Brands Holdings, Inc.
820,000	9.500%, 6/15/2018[b]	928,650
3,300,000	9.500%, 6/15/2018	3,737,250
	Teleflex, Inc.
3,790,000	6.875%, 6/1/2019	4,055,300
	Tenet Healthcare Corporation
1,950,000	8.875%, 7/1/2019	2,186,437
	Valeant Pharmaceuticals International
1,880,000	6.875%, 12/1/2018[b]	1,936,400
1,415,000	6.750%, 8/15/2021[b]	1,376,088
	Visant Corporation
4,360,000	10.000%, 10/1/2017	4,136,550

	Total	85,026,921

Energy (11.2%)
	Chaparral Energy, Inc.
2,350,000	7.625%, 11/15/2022[b,d]	2,391,125
	Chesapeake Energy Corporation
2,810,000	6.875%, 8/15/2018	2,781,900
	Coffeyville Resources, LLC
1,791,000	9.000%, 4/1/2015[b]	1,911,893
3,900,000	10.875%, 4/1/2017[b,c]	4,397,250
	Concho Resources, Inc.
4,760,000	6.500%, 1/15/2022	5,021,800
	Connacher Oil and Gas, Ltd.
2,410,000	8.500%, 8/1/2019[b]	2,397,950
	Continental Resources, Inc.
3,290,000	5.000%, 9/15/2022[b]	3,339,350
	Denbury Resources, Inc.
700,000	9.750%, 3/1/2016	770,000
369,000	8.250%, 2/15/2020	411,435
1,540,000	6.375%, 8/15/2021	1,632,400
	Energy XXI Gulf Coast, Inc.
1,890,000	9.250%, 12/15/2017	2,074,275
1,420,000	7.750%, 6/15/2019	1,466,150
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019[c]	3,347,625
	Harvest Operations Corporation
4,710,000	6.875%, 10/1/2017[b]	4,969,050
	Helix Energy Solutions Group, Inc.
2,026,000	9.500%, 1/15/2016[b]	2,127,300
	Helix Energy Solutions Group, Inc., Convertible
1,450,000	3.250%, 3/15/2032	1,654,812
	Key Energy Services, Inc.
1,410,000	6.750%, 3/1/2021[b]	1,445,250
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020	2,458,125
1,930,000	7.750%, 2/1/2021	2,036,150
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
2,340,000	6.250%, 6/15/2022	2,462,850
	McJunkin Red Man Corporation
2,770,000	9.500%, 12/15/2016	3,053,925
	Oasis Petroleum, Inc.
2,430,000	7.250%, 2/1/2019	2,575,800
1,410,000	6.500%, 11/1/2021	1,438,200
	Pioneer Natural Resources Company
2,800,000	7.500%, 1/15/2020	3,451,042
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	2,103,750
1,500,000	6.750%, 2/1/2022	1,560,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (91.9%)	Value
Energy (11.2%) - continued
	Precision Drilling Corporation
$2,200,000	6.625%, 11/15/2020	$2,293,500
940,000	6.500%, 12/15/2021	977,600
	QEP Resources, Inc.
3,230,000	6.875%, 3/1/2021	3,544,925
	SandRidge Energy, Inc.
3,320,000	8.000%, 6/1/2018[b]	3,444,500
	SESI, LLC
1,550,000	6.375%, 5/1/2019	1,612,000
2,800,000	7.125%, 12/15/2021[b]	3,031,000
	United Refining Company
4,290,000	10.500%, 2/28/2018	4,483,050

	Total	82,665,982

Financials (8.1%)
	Alliance Data Systems Corporation
2,350,000	6.375%, 4/1/2020[b]	2,402,875
	Ally Financial, Inc.
1,920,000	7.500%, 12/31/2013	2,049,600
1,590,000	5.500%, 2/15/2017	1,625,028
2,350,000	8.000%, 3/15/2020	2,691,984
4,910,000	7.500%, 9/15/2020	5,474,650
	Aviv Healthcare Properties, LP
940,000	7.750%, 2/15/2019[b,c]	968,200
2,840,000	7.750%, 2/15/2019	2,953,600
	CIT Group, Inc.
2,630,000	5.250%, 4/1/2014[b]	2,708,900
	Community Choice Financial, Inc.
2,380,000	10.750%, 5/1/2019[b]	2,421,650
	Developers Diversified Realty Corporation
2,810,000	7.875%, 9/1/2020	3,374,678
	Eksportfinans ASA
2,330,000	2.375%, 5/25/2016	2,078,660
	Harbinger Group, Inc.
2,610,000	10.625%, 11/15/2015[c]	2,701,350
	Icahn Enterprises, LP
4,270,000	7.750%, 1/15/2016	4,494,175
5,220,000	8.000%, 1/15/2018	5,578,875
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,491,875
2,050,000	8.750%, 3/15/2017	2,301,125
1,400,000	8.875%, 9/1/2017	1,575,000
1,650,000	5.875%, 4/1/2019	1,620,490
	Nuveen Investments, Inc.
2,370,000	10.500%, 11/15/2015	2,447,025
	Omega Healthcare Investors, Inc.
6,100,000	5.875%, 3/15/2024[b]	5,978,000
	Speedy Cash, Inc.
1,900,000	10.750%, 5/15/2018[b]	1,976,000

	Total	59,913,740

Technology (4.2%)
	Advanced Micro Devices, Inc.
2,800,000	8.125%, 12/15/2017[c]	3,080,000
820,000	7.750%, 8/1/2020	904,050
	Amkor Technology, Inc.
4,520,000	6.625%, 6/1/2021[c]	4,633,000
	Equinix, Inc.
3,330,000	8.125%, 3/1/2018	3,679,650
950,000	7.000%, 7/15/2021	1,037,875
	First Data Corporation
1,910,000	11.250%, 3/31/2016[c]	1,757,200
1,000,000	7.375%, 6/15/2019[b]	1,022,500
1,629,000	12.625%, 1/15/2021	1,633,072
	Freescale Semiconductor, Inc.
1,890,000	8.050%, 2/1/2020[c]	1,904,175
2,089,000	10.750%, 8/1/2020[c]	2,318,790
	Lawson Software, Inc.
1,410,000	9.375%, 4/1/2019[b]	1,473,450
	NXP BV/NXP Funding, LLC
2,340,000	9.750%, 8/1/2018[b]	2,673,450
	Seagate HDD Cayman
2,860,000	7.750%, 12/15/2018	3,153,150
	Sensata Technologies BV
1,900,000	6.500%, 5/15/2019[b]	1,980,750

	Total	31,251,112

Transportation (3.2%)
	American Petroleum Tankers, LLC
1,059,000	10.250%, 5/1/2015	1,114,597
	Avis Budget Car Rental, LLC
4,670,000	8.250%, 1/15/2019	4,891,825
	CMA CGM SA
4,290,000	8.500%, 4/15/2017[b,c]	2,702,700
	Continental Airlines, Inc.
2,750,000	6.750%, 9/15/2015[b]	2,815,313
470,000	6.250%, 4/11/2020	477,637
	Delta Air Lines, Inc.
1,095,000	9.500%, 9/15/2014[b,c]	1,163,438
	Navios Maritime Acquisition Corporation
2,140,000	8.625%, 11/1/2017	1,990,200
	Navios Maritime Holdings, Inc.
1,170,000	8.875%, 11/1/2017[c]	1,202,175
2,980,000	8.125%, 2/15/2019	2,644,750
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
1,240,000	9.250%, 4/15/2019	1,134,600
	United Air Lines, Inc.
1,586,284	9.750%, 1/15/2017	1,822,323
	United Maritime Group, LLC/United Maritime Group Finance Corporation
1,860,000	11.750%, 6/15/2015	1,957,650

	Total	23,917,208

Utilities (4.7%)
	AES Corporation
5,350,000	7.375%, 7/1/2021[b]	5,951,875
	Chesapeake Midstream Partners, LP
810,000	6.125%, 7/15/2022	779,625
	Covanta Holding Corporation
2,400,000	7.250%, 12/1/2020	2,596,810
1,650,000	6.375%, 10/1/2022	1,697,211
	Crosstex Energy/Crosstex Energy Finance Corporation
3,270,000	8.875%, 2/15/2018	3,507,075
	Energy Future Intermediate Holding Company, LLC
4,220,000	11.750%, 3/1/2022[b,c]	4,378,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (91.9%)	Value
Utilities (4.7%) - continued
	Holly Energy Partners, LP
$1,870,000	8.250%, 3/15/2018	$1,996,225
820,000	6.500%, 3/1/2020[b]	828,200
	Inergy, LP
4,440,000	7.000%, 10/1/2018	4,551,000
	Regency Energy Partners, LP
3,330,000	6.875%, 12/1/2018	3,529,800
	Targa Resources Partners, LP
3,040,000	7.875%, 10/15/2018	3,283,200
1,170,000	6.375%, 8/1/2022[b]	1,178,775

	Total	34,278,046

	Total Long-Term Fixed Income (cost $651,926,735)	678,294,274

Shares	Preferred Stock (1.2%)	Value
Financials (1.2%)
3,014	Ally Financial, Inc., 7.000%[b,g]	2,558,132
57,310	Ally Financial, Inc., 8.500%[g]	1,283,744
95,148	Citigroup Capital XII, 8.500%	2,449,110
23,500	Citigroup, Inc., Convertible[h]	2,290,545

	Total	8,581,531

	Total Preferred Stock (cost $8,355,225)	8,581,531

Shares	Common Stock (<0.1%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[i,j]	0

	Total	0

	Total Common Stock (cost $2,245,000)	0

Shares	Collateral Held for Securities Loaned (8.0%)	Value
59,445,247	Thrivent Financial Securities Lending Trust	59,445,247

	Total Collateral Held for Securities Loaned (cost $59,445,247)	59,445,247

Principal Amount	Short-Term Investments (4.5%)[k]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 5/11/2012[l]	4,999,889
15,000,000	0.075%, 5/16/2012[l]	14,999,531
5,000,000	0.055%, 5/18/2012[l]	4,999,870
5,000,000	0.100%, 5/25/2012[l]	4,999,667
	Federal National Mortgage Association Discount Notes
100,000	0.120%, 7/18/2012[l]	99,974
	Nieuw Amsterdam Receivables Corporation
3,200,000	0.170%, 5/1/2012[b,l]	3,200,000

	Total Short-Term Investments (at amortized cost)	33,298,931

	Total Investments (cost $761,062,669) 106.4%	$785,488,740

	Other Assets and Liabilities, Net (6.4%)	(46,916,068)

	Total Net Assets 100.0%	$738,572,672

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $239,577,100 or 32.4% of total net assets.

c	All or a portion of the security is on loan.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of April 30, 2012.

Security	Acquisition Date	Cost
JBS Finance II, Ltd.	7/22/2010	$4,389,213
Shingle Springs Tribal Gaming Authority	6/22/2007	4,162,842
Tunica-Biloxi Gaming Authority	11/8/2005	4,213,693

f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h

Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

i	Security is fair valued.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,876,458
Gross unrealized depreciation	(11,464,135)

Net unrealized appreciation (depreciation)	$24,412,323

Cost for federal income tax purposes	$761,076,417

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing High Yield Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Financials	2,397,000	–	2,397,000	–
Technology	3,471,757	–	3,471,757	–

Long-Term Fixed Income
Asset-Backed Securities	4,271,438	–	4,271,438	–
Basic Materials	60,847,640	–	60,847,640	–
Capital Goods	61,356,975	–	61,356,975	–
Communications Services	119,274,546	–	116,444,546	2,830,000
Consumer Cyclical	115,490,666	–	115,490,666	–
Consumer Non-Cyclical	85,026,921	–	85,026,921	–
Energy	82,665,982	–	82,665,982	–
Financials	59,913,740	–	59,913,740	–
Technology	31,251,112	–	31,251,112	–
Transportation	23,917,208	–	23,917,208	–
Utilities	34,278,046	–	34,278,046	–

Preferred Stock
Financials	8,581,531	6,023,399	2,558,132	–

Common Stock
Consumer Discretionary*	–	–	–	–
Collateral Held for Securities Loaned	59,445,247	59,445,247	–	–
Short-Term Investments	33,298,931	–	33,298,931	–

Total	$785,488,740	$65,468,646	$717,190,094	$2,830,000

*	Security in this section is fair valued at $0.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	52,588

Total Interest Rate Contracts		52,588

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(116,511)

Total Credit Contracts		(116,511)

Total		($63,923)

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(25,961)
Total Equity Contracts		(25,961)

Total		($25,961)

The following table presents High Yield Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$2,163,533	0.3%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
Thrivent Financial Securities Lending Trust	$64,933,950	$120,257,238	$125,745,941	59,445,247	$59,445,247	$153,351
Total Value and Income Earned	64,933,950				59,445,247	153,351

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Alabama (0.2%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$1,000,000	5.750%, 12/1/2020[a]	$1,004,340
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
1,500,000	5.000%, 5/1/2029, Series Aa	1,876,740

	Total	2,881,080

Alaska (0.7%)
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
4,730,000	0.200%, 10/1/2025[b]	4,730,000
	Valdez, Alaska Marine Terminal Revenue Bonds (ExxonMobil)
5,875,000	0.200%, 12/1/2029[b]	5,875,000

	Total	10,605,000

Arizona (0.9%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing Program) (NATL-RE FGIC Insured)
1,020,000	5.000%, 6/1/2012, Series Cc	1,020,211
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017	1,061,590
1,200,000	5.000%, 4/1/2018	1,272,732
	Arizona Transportation Board Highway Revenue Bonds
1,500,000	5.000%, 7/1/2036, Series A	1,670,010
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
2,500,000	5.000%, 5/15/2031	2,660,225
1,000,000	5.000%, 5/15/2035	1,045,040
	Phoenix, Arizona Civic Improvement Corporation Airport Revenue Bonds
3,000,000	5.250%, 7/1/2033, Series A	3,307,050
	Phoenix-Mesa Gateway Airport Authority Special Facility Revenue Bonds
700,000	5.000%, 7/1/2038, AMT	704,949
	Pima County Industrial Development Authority Multifamily Housing Revenue Refunding Bonds (La Hacienda) (GNMA Collateralized)
1,285,000	7.000%, 12/20/2031[a,c]	1,295,665
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
500,000	6.000%, 8/1/2033, Series A	506,700

	Total	14,544,172

Arkansas (0.4%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
2,400,000	5.000%, 10/1/2023, Series Bc	2,425,008
	Rogers, Arkansas Sales and Use Tax Refunding and Improvement Bonds
2,975,000	4.000%, 11/1/2027, Series 2011	3,183,637
1,000,000	4.125%, 11/1/2031, Series 2011	1,056,740

	Total	6,665,385

California (12.6%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements) (AGM Insured)
3,950,000	6.000%, 9/1/2024, Series Ac	4,851,666
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	4,254,900
	California Educational Facilities Authority Revenue Bonds (Stanford University)
5,000,000	5.250%, 4/1/2040	6,928,400
	California General Obligation Refunding Bonds
2,765,000	5.000%, 9/1/2015	3,129,952
	California Health Facilities Financing Authority Refunding Revenue Bonds (Lucile Salter Packard Children’s Hospital at Stanford)
3,840,000	1.450%, 8/15/2033, Series Ab	3,839,962
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds (FGIC Insured)
5,000,000	5.000%, 7/1/2025, Series Aa,c	6,545,700
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,267,270

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
California (12.6%) - continued
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
$1,500,000	5.875%, 10/1/2034	$1,617,225
	California Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Exxon)
1,900,000	0.150%, 12/1/2012[b]	1,900,000
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Collateralized)
15,000	7.100%, 6/1/2031, Series D, AMT[c]	15,034
	California State Department of Water Resources Supply Revenue Bonds
6,250,000	5.000%, 5/1/2016, Series M	7,274,562
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (AGM Insured)
4,000,000	5.375%, 10/1/2015, Series Ac	4,083,680
	California Various Purpose General Obligation Bonds
2,000,000	5.250%, 11/1/2021	2,138,780
10,000	5.250%, 4/1/2029	10,543
3,990,000	5.250%, 4/1/2029[a]	4,366,097
10,000,000	5.250%, 3/1/2038	10,761,900
10,000,000	6.000%, 4/1/2038	11,555,800
5,000,000	6.000%, 11/1/2039	5,846,500
	California Various Purpose General Obligation Bonds (NATL-RE Insured)
300,000	6.000%, 8/1/2016[c]	304,182
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,319,900
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a,c]	4,606,532
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Ac	11,009,500
	Foothill-De Anza California Community College District General Obligation Bonds
5,000,000	5.000%, 8/1/2040, Series C	5,596,100
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Ac	483,412
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds (Election 2008)
10,000,000	6.000%, 8/1/2033, Series A	12,099,200
	Los Angeles Department of Airports Revenue Bonds (Los Angeles International Airport)
8,000,000	5.000%, 5/15/2040, Series A	8,711,120
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	5,402,150
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[c]	2,727,950
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
3,320,000	7.600%, 5/1/2023, Series Aa,c	4,249,666
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (FHA/VA MTGS GNMA Collateralized)
1,185,000	7.500%, 5/1/2023, Series Aa,c	1,597,996
	San Diego Community College District, San Diego County, California General Obligation Bonds (AGM Insured)
10,000,000	5.000%, 5/1/2030[a,c]	11,351,800
	San Diego County, California Certificates of Participation
5,000,000	5.250%, 7/1/2030	5,438,500
	San Diego Unified School District General Obligation Bonds
10,000,000	Zero Coupon, 7/1/2033, Series Ad	7,436,800
	San Francisco, California City & County Airport Commission Revenue Bonds (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Series E	8,130,898
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[c]	8,033,440
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Ac	2,787,766

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
California (12.6%) - continued
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds
$5,000,000	Zero Coupon, 8/1/2025, Series C	$2,924,750
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,312,140
	University of California General Revenue Bonds
5,000,000	5.250%, 5/15/2039, Series O	5,528,150

	Total	195,439,923

Colorado (4.4%)
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Series A	478,263
1,000,000	5.375%, 6/15/2038, Series A	1,013,980
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039	1,015,630
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	3,030,840
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
1,920,000	6.800%, 12/1/2020	1,944,749
1,000,000	6.125%, 6/1/2038, Series A	1,031,450
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,150,900
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
405,000	5.500%, 11/1/2027[a]	516,982
1,095,000	5.500%, 11/1/2027	1,219,896
	Colorado Housing and Finance Authority Single Family Program Bonds
40,000	7.450%, 10/1/2016, Series A- 2, AMT	41,837
175,000	6.700%, 8/1/2017, Series B-3	180,619
320,000	6.350%, 11/1/2029, Series D- 2, AMT	331,914
	Colorado Housing and Finance Authority Single Family Program Bonds (FHA/VA MTGS Insured)
10,000	7.150%, 10/1/2030, Series C- 3[c]	10,318
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (FSA Insured)
10,000	6.250%, 9/1/2013, Series Ac	10,043
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
3,225,000	5.250%, 11/1/2021, Series Ac	3,254,218
300,000	5.250%, 11/1/2021, Series Aa,c	307,452
	Denver Health and Hospital Authority Healthcare Revenue Bonds
2,000,000	5.250%, 12/1/2031, Series A	2,062,200
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Ac	5,494,850
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029	6,257,040
	Denver, Colorado Health & Hospital Authority Healthcare Revenue Bonds
5,000,000	5.500%, 12/1/2030	5,356,050
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (AGM Insured)
10,000,000	5.000%, 12/15/2016, Series Ac	11,432,600
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL-RE-IBC Insured)
3,000,000	7.000%, 12/15/2016[c]	3,348,330
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	5.700%, 6/15/2021, Series Ca,c	4,763,440
	University of Colorado University Enterprise Revenue Bonds
1,250,000	5.375%, 6/1/2032, Series A	1,475,550
9,790,000	5.000%, 6/1/2033	11,135,538

	Total	68,864,689

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
District of Columbia (0.7%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
$5,225,000	5.000%, 12/1/2028, Series C	$6,031,845
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
5,065,000	6.250%, 5/15/2024	5,088,248

	Total	11,120,093

Florida (4.6%)
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,342,780
	CityPlace Community Development District Special Assessment and Revenue Refunding Bonds
500,000	5.000%, 5/1/2017	561,095
2,000,000	5.000%, 5/1/2026	2,183,540
	Florida Refunding Bonds (Jacksonville Transportation Authority)
1,520,000	5.000%, 7/1/2019	1,520,000
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
255,000	9.125%, 6/1/2014[c]	274,030
	Greater Orlando Aviation Authority Airport Facilities Revenue Bonds
1,500,000	5.000%, 10/1/2039, Series C	1,588,425
	Gulf Breeze, Florida Revenue Refunding Bonds
2,000,000	5.000%, 12/1/2033	2,159,020
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
2,500,000	5.150%, 9/1/2025, Series B	2,633,050
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[a]	1,583,684
	Miami-Dade County Authority Toll System Revenue Bonds (Florida Expressway)
2,000,000	5.000%, 7/1/2040, Series A	2,098,760
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Series B	8,149,950
8,000,000	5.500%, 10/1/2041, Series A	8,661,440
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System) (AGM Insured)
2,000,000	5.625%, 6/1/2034[c]	2,207,620
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Health, Inc.)
5,000,000	5.125%, 10/1/2026	5,464,750
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Ac	3,253,662
	Orange County, Orlando Expressway Authority Revenue Bonds
4,070,000	5.000%, 7/1/2035, Series C	4,427,631
	Orange County, Orlando Expressway Authority Revenue Bonds (Florida Expressway)
3,600,000	5.000%, 7/1/2030, Series A	3,958,848
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
6,000,000	5.000%, 8/15/2032	6,370,860
	St. Johns County Industrial Development Authority Revenue Bonds (Presbyterian Retirement Communities)
6,250,000	5.875%, 8/1/2040, Series A	6,706,875
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,496,640

	Total	71,642,660

Georgia (1.9%)
	Atlanta, Georgia Airport General Revenue Bonds
1,000,000	5.000%, 1/1/2033, Series C, AMT[e]	1,076,110
500,000	5.000%, 1/1/2034, Series C, AMT[e]	535,575
500,000	5.000%, 1/1/2037, Series C, AMT[e]	530,655
	Brunswick, Georgia Water and Sewer Revenue Refunding and Improvement Bonds (NATL-RE Insured)
1,500,000	6.100%, 10/1/2019[a,c]	1,861,350
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Series C	6,427,080

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Georgia (1.9%) - continued
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
$1,000,000	6.125%, 1/1/2024, Series A	$1,002,110
1,560,000	5.750%, 1/1/2029, Series A	1,571,388
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
4,940,000	5.500%, 8/1/2018[c]	5,687,323
	Gainesville Redevelopment Authority Educational Facilities Refunding Revenue Bonds (Riverside Military Academy)
5,275,000	5.125%, 3/1/2027	4,918,674
	Georgia General Obligation Bonds
3,500,000	5.000%, 8/1/2012, Series D	3,541,545
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College and State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[a]	2,821,125

	Total	29,972,935

Hawaii (1.9%)
	Hawaii Airports System Revenue Bonds
3,040,000	5.250%, 7/1/2030, Series A	3,428,482
	Hawaii State Harbor System Revenue Bonds
6,000,000	5.250%, 7/1/2030, Series A	6,627,420
	Honolulu City and County, Hawaii General Obligation Bonds (NATL-RE Insured)
1,410,000	5.250%, 3/1/2027, Series Ac	1,456,036
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds (NATL-RE Insured)
5,000,000	5.000%, 7/1/2036, Series Ac	5,420,850
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Ac	2,840,828
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
8,590,000	5.250%, 3/1/2027, Series Aa,c	8,947,086

	Total	28,720,702

Illinois (8.0%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
700,000	5.250%, 7/1/2012	700,420
1,000,000	5.375%, 7/1/2015	1,000,580
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[c]	6,180,000
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Series Ac	6,461,136
	Chicago, Illinois Midway Airport Revenue Bonds
2,000,000	5.000%, 1/1/2034, Series Bb	2,169,880
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,c]	942,990
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,565,000	8.500%, 12/1/2014[c]	1,820,596
1,815,000	8.500%, 12/1/2016[c]	2,303,961
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	5,707,128
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund, Inc. - University Center Project)
1,000,000	6.625%, 5/1/2017[a]	1,010,000
	Illinois Finance Authority Revenue Bonds (DePaul University)
4,000,000	6.000%, 10/1/2032, Series A	4,575,200
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
3,000,000	7.250%, 11/1/2038, Series A	3,735,270
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Bc	2,114,780
	Illinois Finance Authority Sales Tax Revenue Bonds
2,000,000	5.000%, 6/15/2028	2,094,380
	Illinois General Obligation Bonds
5,000,000	5.000%, 3/1/2027	5,394,300
5,000,000	5.000%, 9/1/2031, Series A	5,234,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Illinois (8.0%) - continued
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
$2,000,000	5.250%, 9/1/2018	$2,003,560
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System) (AGM-CR Insured)
2,000,000	6.000%, 4/1/2018, Series Cc	2,344,500
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
3,490,000	5.250%, 8/15/2018	3,496,561
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds)
3,065,000	7.450%, 6/15/2012, Series L	3,065,000
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL-RE FGIC Insured)
7,975,000	5.750%, 6/15/2018, 2nd Series[c]	9,791,625
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
500,000	0.200%, 10/1/2024[b]	500,000
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (AGM Insured)
3,035,000	9.000%, 12/1/2017[c]	4,065,413
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
885,000	5.500%, 6/15/2015, Series Ac	979,252
17,505,000	Zero Coupon, 6/15/2020, Series Ac	13,061,881
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	Zero Coupon, 6/15/2020, Series Bc,d	7,706,230
3,100,000	Zero Coupon, 6/15/2024, Series Ac	1,814,399
2,000,000	Zero Coupon, 12/15/2024, Series Ac	1,140,760
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
7,280,000	5.250%, 12/1/2032, Series C	9,452,134
	Railsplitter Tobacco Settlement Authority Tobacco Settlement Revenue Bonds
6,000,000	5.000%, 6/1/2017	6,796,680
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
3,000,000	6.700%, 11/1/2021, Series Ac	3,691,440
	University of Illinois Auxiliary Facilities System Revenue Bonds
2,500,000	5.750%, 4/1/2038, Series A	2,761,800

	Total	124,115,956

Indiana (1.9%)
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
735,000	6.250%, 1/5/2016	770,633
	Indiana Bond Bank Special Program Bonds (Clark Memorial Hospital)
7,000,000	5.500%, 8/1/2029, Series D	7,745,570
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,751,055
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
500,000	5.250%, 5/15/2041, Series Ec	525,405
	Indiana Municipal Power Agency Power Supply System Revenue Bonds
4,155,000	5.000%, 1/1/2042, Series A	4,540,875
	Indiana Transportation Finance Authority Highway Revenue Bonds
190,000	6.800%, 12/1/2016, Series A	215,374
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
2,900,000	7.250%, 6/1/2015, Series Ac	3,175,442
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,578,100
	Knox County, Indiana Economic Development Revenue and Refunding Bonds (Good Samaritan Hospital)
2,850,000	5.000%, 4/1/2037, Series Ae	2,972,094
1,750,000	5.000%, 4/1/2042, Series Ae	1,817,865

	Total	29,092,413

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Iowa (0.6%)
	Cedar Falls Community School District, Black Hawk County School Infrastructure Sales, Services and Use Tax Revenue Bonds
$3,165,000	5.400%, 6/1/2029	$3,460,168
	Des Moines, Iowa Airport Authority Revenue Refunding Bonds
1,205,000	5.000%, 6/1/2024, AMT	1,318,752
	Waterloo Iowa Community School District Tax Revenue Refunding Bonds (School Infrastructure Sales, Services, and Use)
3,560,000	5.000%, 7/1/2029, Series A	3,781,859

	Total	8,560,779

Kansas (0.5%)
	Kansas Development Finance Authority Revenue Bonds
3,500,000	5.000%, 5/15/2030, Series S	3,721,095
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,789,360
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
100,000	6.700%, 6/1/2029, Series A-2[c]	104,898
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
2,540,000	5.000%, 12/1/2020	2,689,377

	Total	8,304,730

Kentucky (0.9%)
	Kentucky Economic Development Finance Authority Hospital Revenue Bonds (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Series A	6,726,544
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.) (AGM Insured)
1,000,000	6.000%, 12/1/2033, Series A-1[c]	1,097,880
	Paducah, Kentucky Electric Plant Board Revenue Bonds (AGM Insured)
2,500,000	5.250%, 10/1/2035, Series Ac	2,729,550
	Pikeville, Kentucky Hospital Revenue Bonds (Pikeville Medical Center, Inc.)
3,500,000	6.500%, 3/1/2041	4,043,690

	Total	14,597,664

Louisiana (3.2%)
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[c]	5,020,827
	Louisiana State Gas and Fuels Tax Revenue Bonds
5,000,000	5.000%, 5/1/2033, Series B	5,622,900
7,000,000	5.000%, 5/1/2045, Series B	7,624,820
	New Orleans, Louisiana General Obligation Refunding Bonds (AMBAC Insured)
6,500,000	Zero Coupon, 9/1/2012[c]	6,453,460
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Ac,f	2,666,817
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
15,500,000	5.125%, 6/1/2037, Series A	16,055,830
	St. Tammany Parish, Louisiana Utilities Revenue Bonds
2,000,000	5.500%, 8/1/2035, Series B	2,229,600
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
3,160,000	5.500%, 5/15/2030, Series 2001B	3,172,671

	Total	48,846,925

Maryland (0.4%)
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[c]	1,405,339
	Maryland Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical Systems)
1,000,000	6.000%, 7/1/2022[a]	1,009,380
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
3,705,000	6.050%, 7/1/2015[c]	3,998,436

	Total	6,413,155

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Massachusetts (3.6%)
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds
$6,000,000	5.250%, 7/1/2031, Series A	$7,661,460
	Massachusetts Bay Transportation Authority Sales Tax Revenue Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Bc	6,496,650
	Massachusetts Development Finance Agency Revenue Bonds
3,000,000	5.000%, 7/1/2042, Series J	3,387,330
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
4,935,000	5.250%, 1/1/2013, Series Ac	5,099,878
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	20,201,700
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	7,151,544
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	6,421,000

	Total	56,419,562

Michigan (1.9%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
2,000,000	5.700%, 4/1/2020	2,412,660
	Grand Valley State University General Revenue Bonds
1,000,000	5.750%, 12/1/2034	1,092,610
	Kalamazoo Hospital Finance Authority Hospital Revenue Bonds (AGM Insured)
4,000,000	5.250%, 5/15/2036[c]	4,278,200
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Series Ac	3,489,265
	Kent County, Michigan General Obligation Bonds
2,775,000	5.000%, 1/1/2024, AMT	3,202,156
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,780,442
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
1,940,000	5.375%, 8/15/2014, Series Pa,c	1,997,793
60,000	5.375%, 8/15/2014, Series Pa,c	61,787
	Michigan State Trunk Line Fund Refunding Bonds (AGM Insured)
5,000,000	5.000%, 11/1/2022[c]	5,394,900
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-RE Q-SBLF Insured)
4,500,000	5.000%, 5/1/2019[c]	5,258,700

	Total	29,968,513

Minnesota (3.2%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	1,028,280
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	855,392
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Series Ac	85,257
	Minnesota Higher Education Facilities Authority Revenue Bonds
1,575,000	5.250%, 12/1/2035, Series H	1,662,491
	Minnesota Higher Education Facilities Authority Revenue Bonds (College of St. Scholastica, Inc.)
1,800,000	6.300%, 12/1/2040, Series 7J	1,979,334
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
530,000	5.250%, 10/1/2019, Series 5-Y	575,045
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	2,053,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Minnesota (3.2%) - continued
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
$2,000,000	5.000%, 1/1/2026, Series Ac	$2,202,380
	Rochester, Minnesota Health Care Facilities Revenue Bonds (Olmsted Medical Center)
1,000,000	5.875%, 7/1/2030	1,067,640
	St. Cloud, Minnesota Health Care Revenue Bonds (CentraCare Health System)
2,000,000	5.125%, 5/1/2030, Series A	2,184,100
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
2,000,000	5.250%, 7/1/2030, Series Ba	2,204,840
1,000,000	5.750%, 7/1/2030, Series C	1,113,130
5,500,000	5.750%, 7/1/2039	6,050,715
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,386,280
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	247,733
1,500,000	5.250%, 5/15/2036	1,549,995
	Tobacco Securitization Authority Tobacco Settlement Revenue Bonds
5,610,000	5.000%, 3/1/2018, Series B	6,448,022
10,000,000	5.250%, 3/1/2023, Series B	11,471,100
	University of Minnesota Revenue Bonds (State Supported Biomedical Science Research Facilities Funding)
1,655,000	5.000%, 8/1/2030, Series B	1,952,635
	Winona, Minnesota Health Care Facilities Refunding Revenue Bonds (Winona Health Obligated Group)
500,000	5.000%, 7/1/2034[e]	503,255

	Total	49,621,564

Missouri (1.3%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[c]	7,952,325
	Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds
4,200,000	5.000%, 6/1/2037, Series A	4,276,440
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds
175,000	5.250%, 1/1/2018	179,580
825,000	5.250%, 1/1/2018[a]	852,398
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
3,000,000	5.250%, 5/15/2014, Series A	3,150,450
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
2,500,000	5.000%, 5/15/2020, Series A	2,740,550
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,539,510

	Total	20,691,253

Montana (0.5%)
	Montana Board of Housing Single Family Mortgage Bonds
10,000	6.000%, 6/1/2016, Series A-1	10,009
25,000	6.250%, 6/1/2019, Series A- 2, AMT	25,037
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	4,093,723
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	3,139,941

	Total	7,268,710

Nebraska (1.2%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
2,000,000	5.750%, 11/1/2048	2,104,940
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Bc	2,575,675
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
5,780,000	5.000%, 2/1/2046, Series A	5,955,885
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series B	5,226,200
1,000,000	5.000%, 7/1/2037	1,136,070

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Nebraska (1.2%) - continued
	University of Nebraska Student Housing Revenue Bonds
$1,680,000	5.000%, 5/15/2040, Series B	$1,857,610

	Total	18,856,380

New Hampshire (0.2%)
	New Hampshire State Turnpike System Revenue Bonds
1,000,000	5.000%, 2/1/2017, Series Be	1,129,140
	New Hampshire State Turnpike System Revenue Refunding Bonds
2,000,000	5.000%, 10/1/2019	2,428,220

	Total	3,557,360

New Jersey (1.4%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[c]	2,255,120
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
1,000,000	5.500%, 9/1/2036, Series A	1,106,440
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series Lc	1,230,520
	New Jersey Transportation Trust Fund Authority Revenue Bonds
1,500,000	5.000%, 6/15/2026, Series A	1,709,445
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (AGM Insured)
5,000,000	5.500%, 12/15/2016, Series Ac	5,985,100
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
745,000	6.500%, 1/1/2016, Series Cc	830,154
260,000	6.500%, 1/1/2016, Series Ca,c	296,535
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS-BNY Insured)
2,860,000	6.500%, 1/1/2016, Series Ca,c	3,261,887
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[c]	4,172,510

	Total	20,847,711

New Mexico (0.9%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,645,600
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,626,490

	Total	13,272,090

New York (7.0%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	6,050,450
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
1,340,000	5.750%, 7/1/2013, Series Oa	1,363,597
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,247,760
220,000	5.500%, 8/1/2022, Series Aa	234,313
1,530,000	5.500%, 8/1/2022, Series A	1,623,193
5,000,000	4.900%, 12/15/2028, Series F2[b]	5,273,750
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
11,000,000	5.750%, 6/15/2040, Series A	13,022,570
2,000,000	5.375%, 6/15/2043, Series EE	2,275,200
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds (AMBAC Insured)
2,000,000	5.875%, 6/15/2012, Series Aa,c	1,999,441
	New York City Transitional Finance Authority Future Tax Secured Bonds
15,000,000	5.000%, 11/1/2033, Series D- 1	17,077,050
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
2,540,000	5.375%, 11/15/2021, Series Aa	2,611,145
	New York City Trust for Cultural Resources Refunding Revenue Bonds (The Museum of Modern Art)
2,000,000	5.000%, 4/1/2017, Series A	2,374,000
	New York State Dormitory Authority State Personal Income Tax Revenue Bonds
5,125,000	5.000%, 2/15/2029, Series A	5,803,448
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
2,000,000	7.500%, 5/15/2013, Series A	2,148,020
5,000,000	5.875%, 5/15/2017, Series A	5,880,400
4,000,000	5.250%, 11/15/2023, Series Ba,b	4,006,720
	New York State Liberty Development Corporation Liberty Revenue Bonds
10,000,000	5.250%, 12/15/2043	11,227,000
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Series Ec	2,300,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
New York (7.0%) - continued
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
$3,870,000	5.000%, 3/15/2036, Series B-1	$4,248,680
	Port Authority of New York and New Jersey Bonds (AGM Insured)
5,000,000	4.750%, 12/15/2022, 131st Series, AMT[c]	5,206,700

	Total	107,974,017

North Carolina (2.3%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,386,100
4,000,000	5.375%, 1/1/2017, Series C	4,111,200
7,170,000	5.250%, 1/1/2020, Series A	8,311,249
1,535,000	5.500%, 1/1/2021, Series B	1,541,339
2,000,000	5.000%, 1/1/2026, Series B	2,196,720
1,475,000	6.000%, 1/1/2026, Series Aa	2,022,063
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
3,200,000	5.000%, 1/1/2025, Series A	3,602,208
1,250,000	5.000%, 1/1/2030, Series A	1,366,700
	Raleigh-Durham, North Carolina Airport Authority Revenue Bonds
4,435,000	5.000%, 5/1/2036, Series A	4,821,244
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
2,000,000	5.375%, 2/1/2017	2,026,480

	Total	35,385,303

North Dakota (0.7%)
	North Dakota Public Finance Authority Revenue Bonds (State Revolving Fund)
1,495,000	5.000%, 10/1/2031, Series A	1,737,205
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series A	3,097,051
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
3,035,000	6.250%, 7/1/2021, Series B	3,040,038
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	3,011,784

	Total	10,886,078

Ohio (2.6%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
310,000	6.000%, 12/1/2012[a,c]	320,339
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
6,455,000	5.125%, 6/1/2024, Series A-2	5,263,923
	Lorain County, Ohio Hospital Facilities Revenue Refunding and Improvement Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021, Series A	2,026,360
	Lucas County, Ohio Health Care System Refunding Revenue Bonds (Sunset Retirement Communities)
1,250,000	5.125%, 8/15/2025	1,315,450
1,750,000	5.500%, 8/15/2030	1,853,950
	Miami University, Ohio General Receipts Revenue and Refunding Bonds
1,600,000	5.000%, 9/1/2036	1,786,816
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Series B	2,481,320
	Ohio Higher Educational Facility Commission Revenue Bonds (Kenyon College)
4,740,000	5.250%, 7/1/2044	5,067,107
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Ac	2,531,800
10,000,000	5.500%, 2/15/2026, Series Ac	12,674,900
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,820,788
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Da,c	2,788,098

	Total	39,930,851

Oklahoma (0.2%)
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,500,000	6.000%, 1/1/2038, Series A	1,676,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Oklahoma (0.2%) - continued
	Oklahoma State Turnpike Authority Revenue Bonds
$500,000	5.000%, 1/1/2028, Series A	$580,725

	Total	2,257,020

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	329,466
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
5,000,000	Zero Coupon, 6/15/2028, Series B	2,738,750

	Total	3,068,216

Pennsylvania (2.7%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,538,380
2,000,000	5.625%, 8/15/2039	2,202,140
	Cornwall-Lebanon School District, Lebanon County, Pennsylvania General Obligation Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[c]	1,869,700
1,520,000	Zero Coupon, 3/15/2017[c]	1,382,349
	Cumberland County, Pennsylvania Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,835,058
2,000,000	6.125%, 1/1/2029	2,193,560
2,000,000	5.000%, 1/1/2036	2,009,760
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[a]	2,137,160
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
6,795,000	5.750%, 7/1/2039, Series A	7,249,653
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (AGM Insured)
8,000,000	Zero Coupon, 6/1/2033, Series Cc,d	7,910,400
5,000,000	6.250%, 6/1/2038, Series Cc	5,732,050
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
2,000,000	5.250%, 9/1/2026	1,757,120
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
1,000,000	5.500%, 12/1/2012[c]	1,026,680

	Total	41,844,010

Puerto Rico (1.2%)
	Puerto Rico Electric Power Authority Power Revenue Bonds
10,000,000	5.250%, 7/1/2040, Series XX	10,307,000
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
7,655,000	6.625%, 6/1/2026, AMT	7,656,990
	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Bonds
1,000,000	5.000%, 8/1/2022, Series C	1,197,870

	Total	19,161,860

South Carolina (1.6%)
	Greenwood County, South Carolina Hospital Facilities Refunding Revenue Bonds (Self Regional Healthcare)
1,120,000	5.000%, 10/1/2024, Series B	1,253,661
2,890,000	5.000%, 10/1/2031, Series B	3,117,096
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,407,927
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL-RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[c]	5,122,000
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
605,000	6.875%, 8/1/2027, Series Ca	653,097
4,895,000	6.875%, 8/1/2027, Series Ca	5,284,153
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
3,710,000	5.500%, 1/1/2038, Series A	4,230,031
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,c]	2,201,380

	Total	24,269,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
South Dakota (1.0%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
$5,000,000	6.500%, 6/1/2032, Series B	$5,071,950
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
1,170,000	5.625%, 4/1/2032[a]	1,227,529
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Regional Health)
1,000,000	5.000%, 9/1/2023	1,109,790
820,000	5.000%, 9/1/2025	893,923
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	5,210,550
1,250,000	5.500%, 11/1/2040	1,368,687

	Total	14,882,429

Tennessee (0.8%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson-Madison County General Hospital)
2,000,000	5.625%, 4/1/2038	2,193,760
3,450,000	5.750%, 4/1/2041	3,803,039
	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,564,350
2,000,000	5.350%, 9/1/2012	2,030,580

	Total	12,591,729

Texas (11.4%)
	Alliance Airport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,285,000	4.850%, 4/1/2021, AMT	11,013,384
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[c]	2,148,300
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
1,505,000	6.000%, 11/15/2013[c]	1,510,222
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
1,930,000	6.000%, 8/1/2023, Series Ac	1,931,409
	Clifton Higher Education Finance Corporation Education Revenue Bonds (Uplift Education)
4,000,000	6.250%, 12/1/2045, Series A	4,427,400
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL-RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[c]	1,020,880
500,000	5.500%, 11/1/2017, Series A, AMT[c]	509,765
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[c]	12,365,500
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[c]	1,425,957
	Denton, Texas Utility System Revenue Bonds (AGM Insured)
3,210,000	5.250%, 12/1/2015, Series Aa,c	3,304,117
	Gulf Coast Waste Disposal Authority, Texas Pollution Control Revenue Refunding Bonds (Exxon)
11,600,000	0.200%, 6/1/2020[b]	11,600,000
11,000,000	0.200%, 10/1/2024[b]	11,000,000
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	7.250%, 12/1/2035, Series B	2,468,940
	Harris County, Texas General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[c]	5,072,060
	Harris County, Texas Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	7,037,160
	Houston, Texas Airport System Revenue Bonds (AGM Insured)
500,000	5.625%, 7/1/2030, Series A, AMT[c]	501,985

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Texas (11.4%) - continued
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (AGM Insured)
$10,000,000	5.750%, 12/1/2032, Series Aa,c	$14,199,300
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[c]	4,654,611
	Lower Colorado River Authority, Texas Unrefunded Balance Revenue Bonds (AGM Insured)
215,000	5.875%, 5/15/2015, Series Ac	215,843
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[c]	6,454,450
2,000,000	5.250%, 2/1/2029[c]	2,582,680
	North Texas Education Finance Corporation Education Revenue Bonds (Uplift Education)
2,500,000	5.125%, 12/1/2042, Series A	2,516,525
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[a]	2,790,424
	North Texas Tollway Authority System Revenue Bonds
15,000,000	5.000%, 9/1/2030, Series D	16,955,250
	North Texas Tollway Authority System Revenue Refunding Bonds
1,000,000	5.625%, 1/1/2033, Series A	1,092,120
	North Texas Tollway Authority System Revenue Refunding Bonds (AGM Insured)
5,000,000	Zero Coupon, 1/1/2028, Series Dc	2,419,150
	Pharr, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,500,000	6.250%, 8/15/2029, Series A	2,782,050
2,000,000	6.500%, 8/15/2039, Series A	2,240,620
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033[c]	1,051,160
2,795,000	6.150%, 11/20/2041[c]	2,937,573
	San Antonio, Texas General Obligation Bonds
425,000	5.250%, 2/1/2014	426,640
	San Antonio, Texas Water System Revenue Refunding Bonds (AGM Insured)
885,000	5.500%, 5/15/2018[a,c]	886,575
115,000	5.500%, 5/15/2018[a,c]	115,205
885,000	5.500%, 5/15/2019[a,c]	886,575
115,000	5.500%, 5/15/2019[a,c]	115,205
885,000	5.500%, 5/15/2020[a,c]	886,575
115,000	5.500%, 5/15/2020[a,c]	115,205
	San Juan, Texas Higher Education Finance Authority Education Revenue Bonds (IDEA Public Schools)
2,000,000	6.700%, 8/15/2040, Series A	2,293,820
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,233,637
1,000,000	5.125%, 6/1/2027	1,046,520
	Socorro, Texas Independent School District General Obligation Refunding Bonds (School Building) (PSF-GTD Insured)
2,000,000	5.000%, 8/15/2034[c]	2,256,940
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,c]	10,909,273
	Southwest Higher Education Authority, Inc. Higher Education Revenue Bonds (Southern Methodist University)
1,500,000	5.000%, 10/1/2041	1,650,045
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,467,190
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center) (AGM Insured)
1,250,000	5.250%, 9/1/2026, Series Bc	1,370,775
2,000,000	5.250%, 9/1/2027, Series Bc	2,189,220
1,000,000	5.250%, 9/1/2028, Series Bc	1,093,270
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,230,720
	Westlake, Texas Certificates of Obligation
315,000	6.500%, 5/1/2013	334,051
350,000	6.500%, 5/1/2015[a]	392,893
335,000	6.500%, 5/1/2017[a]	376,054
1,650,000	5.750%, 5/1/2024[a]	1,827,639
2,000,000	5.800%, 5/1/2032[a]	2,217,300

	Total	176,550,162

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Utah (0.7%)
	Riverton, Utah Hospital Revenue Bonds (IHC Health Services, Inc.)
$3,000,000	5.000%, 8/15/2041	$3,244,860
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,622,020
	Utah State Charter School Finance Authority Charter School Revenue Bonds (North Davis Preparatory)
1,000,000	6.250%, 7/15/2030	1,013,310

	Total	10,880,190

Virginia (1.3%)
	Fairfax County, Virginia Industrial Development Authority Health Care Revenue Bonds (Inova Health System)
1,000,000	5.000%, 5/15/2025, Series C	1,142,300
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,886,125
	Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
515,000	5.250%, 6/1/2019[a]	517,014
	Virginia Commonwealth Transportation Board Revenue Bonds
10,000,000	5.000%, 5/15/2034	11,377,100
	Virginia Port Authority Port Facilities Revenue Refunding Bonds
2,000,000	5.000%, 7/1/2040	2,167,400
	Virginia Small Business Financing Authority Revenue Bonds (Elizabeth River Crossings Opco, LLC)
2,000,000	6.000%, 1/1/2037, AMT	2,170,940

	Total	20,260,879

Washington (3.9%)
	Energy Northwest Columbia Generating Station Refunding Electric Revenue Bonds (NATL-RE Insured)
1,000,000	5.750%, 7/1/2018, Series Ac	1,008,780
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds (NATL-RE Insured)
6,000,000	5.250%, 12/1/2022[a,c]	7,092,900
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,784,475
	King County, Washington Limited Tax General Obligation Bonds
1,000,000	5.125%, 1/1/2033	1,131,270
	Tobacco Settlement Authority Tobacco Settlement Asset-Backed Bonds
7,005,000	6.500%, 6/1/2026	7,282,678
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[c]	5,971,025
	Washington General Obligation Bonds
2,000,000	6.000%, 6/1/2012, Series B & AT-7	1,999,293
10,000	5.750%, 10/1/2012, Series 93Aa	10,229
665,000	5.750%, 10/1/2012, Series 93A	680,295
3,200,000	6.750%, 2/1/2015, Series A	3,451,296
	Washington General Obligation Bonds (AGM Insured)
5,000,000	5.000%, 7/1/2021, Series 2007Ac	5,742,550
	Washington Health Care Facilities Authority Revenue Bonds
2,500,000	5.250%, 12/1/2030	2,632,125
5,000,000	5.250%, 10/1/2032, Series A	5,530,800
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center) (AGM Insured)
1,000,000	5.000%, 12/1/2030, Series Ac	1,037,190
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	6,112,900
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Series B	5,663,404
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,406,616
1,000,000	5.625%, 10/1/2040	1,060,490

	Total	60,598,316

Wisconsin (1.2%)
	Kaukauna, Wisconsin Electric System Revenue Bonds (AGM Insured)
3,000,000	5.000%, 12/15/2035, Series Ac	3,117,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (99.4%)	Value
Wisconsin (1.2%) - continued
	Monroe, Wisconsin Redevelopment Authority Development Revenue Bonds (Monroe Clinic, Inc.)
$3,500,000	5.875%, 2/15/2039	$3,853,535
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
2,000,000	5.750%, 6/1/2034	2,116,580
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc.) (Radian Insured)
920,000	5.750%, 8/15/2020[c]	930,828
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,300,000	5.500%, 12/15/2038, Series A	5,795,497
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.) (Radian Insured)
2,000,000	5.500%, 8/15/2029[c]	2,004,380
	Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds (Marquette University)
1,000,000	5.000%, 10/1/2033, Series B-1	1,078,180

	Total	18,896,360

Wyoming (2.6%)
	Kemmerer, Wyoming Pollution Control Revenue Bonds (Exxon)
13,000,000	0.200%, 11/1/2014[b]	13,000,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
4,000,000	0.200%, 11/1/2014, Series Db	4,000,000
9,085,000	0.200%, 11/1/2014, Series Cb	9,085,000
3,925,000	0.200%, 11/1/2014, Series Bb	3,925,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,485,362
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
5,825,000	5.750%, 10/1/2020	6,771,621

	Total	40,266,983

	Total Long-Term Fixed Income (cost $1,407,468,293)	1,540,595,152

	Total Investments (cost $1,407,468,293) 99.4%	$1,540,595,152

	Other Assets and Liabilities, Net 0.6%	8,542,629

	Total Net Assets 100.0%	$1,549,137,781

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
c

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or government agency identified.

d	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of April 30, 2012.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Municipal Bond Fund owned as of April 30, 2012.

Security	Acquisition Date	Cost
Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)	1/21/2000	$2,636,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Definitions:

ACA	-	American Capital Access Holding, Ltd.
AGM	-	Assured Guaranty Municipal Corporation
AMBAC	-	American Municipal Bond Insurance Corporation
AMT	-	Subject to Alternative Minimum Tax
BNY	-	Bank of New York Mellon
CR	-	Custodial Receipts
FGIC	-	Financial Guaranty Insurance Company
FHA	-	Federal Housing Administration
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance, Inc.
GNMA	-	Government National Mortgage Association
IBC	-	Insured Bond Certificate
NATL-RE	-	National Public Finance Guarantee Corporation
PSF-GTD	-	Public School Fund Guaranteed
Q-SBLF	-	Qualified School Bond Loan Fund
Radian	-	Radian Guaranty, Inc.
TCRS	-	Temporary Custodial Receipts
VA	-	Department of Veterans’ Affairs
VA MTGS	-	Department of Veterans’ Affairs - Mortgages
XLCA	-	XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$134,375,420
Gross unrealized depreciation	(1,248,561)

Net unrealized appreciation (depreciation)	$133,126,859

Cost for federal income tax purposes	$1,407,468,293

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Municipal Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Education	160,992,582	–	160,992,582	–
Electric Revenue	75,090,136	–	75,090,136	–
Escrowed/Pre-refunded	148,531,911	–	148,531,911	–
General Obligation	255,963,109	–	255,963,109	–
Health Care	203,521,345	–	203,521,345	–
Housing Finance	10,869,720	–	10,869,720	–
Industrial Development Revenue	66,929,812	–	66,929,812	–
Other Revenue	270,114,415	–	270,114,415	–
Tax Revenue	86,483,236	–	86,483,236	–
Transportation	189,513,206	–	189,513,206	–
Water & Sewer	72,585,680	–	72,585,680	–

Total	$1,540,595,152	$–	$1,540,595,152	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Bank Loans (1.7%)[a]	Value
Basic Materials (0.1%)
	Ineos Group Holdings, Term Loan
$900,000	5.250%, 5/4/2018[b,c]	$903,375

	Total	903,375

Communications Services (0.5%)
	Atlantic Broadband Finance, LLC, Term Loan
900,000	4.000%, 3/20/2019[b,c]	903,375
	Charter Communications Operation, Term Loan
530,000	4.000%, 3/28/2019	527,938
	Clear Channel Communications, Term Loan
900,000	3.650%, 1/29/2016[b,c]	725,373
	Lawson Software, Inc., Term Loan
900,000	8.778%, 3/16/2018	911,250
	Toys R Us, Inc., Term Loan
875,000	5.750%, 5/25/2018	854,219

	Total	3,922,155

Consumer Cyclical (0.3%)
	Burlington Coat Factory, Term Loan
710,000	4.750%, 2/23/2017[b,c]	709,780
	Chrysler Group, LLC, Term Loan
1,429,200	5.220%, 5/24/2017	1,453,925

	Total	2,163,705

Consumer Non-Cyclical (0.2%)
	Dole Food Company, Term Loan
126,103	5.040%, 7/13/2018[b,c]	126,575
	Michael Foods, Inc., Term Loan
720,357	4.250%, 2/25/2018[b,c]	720,357
	Roundy’s Supermarkets, Inc., Term Loan
90,000	4.500%, 2/13/2019[b,c]	90,815
	Solvest, Ltd., Term Loan
225,657	5.026%, 7/13/2018	226,504
	Visant Corporation, Term Loan
710,000	4.000%, 12/22/2016[b,c]	699,478

	Total	1,863,729

Financials (<0.1%)
	Nuveen Investments, Inc., Term Loan
270,000	5.500%, 5/13/2017[b,c]	269,944

	Total	269,944

Technology (0.4%)
	First Data Corporation Extended, Term Loan
900,000	4.240%, 3/26/2018	820,269
	Freescale Semiconductor, Term Loan
939,430	4.489%, 12/1/2016	920,303
	Intelsat Jackson Holdings SA, Term Loan
1,098,900	5.250%, 4/2/2018	1,104,054
	Syniverse Holdings, Inc., Term Loan
360,000	3.750%, 4/10/2019[b,c]	360,227

	Total	3,204,853

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,439,125	5.500%, 4/20/2017	1,440,564
	Total	1,440,564

	Total Bank Loans (cost $13,654,204)	13,768,325

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Asset-Backed Securities (1.3%)
	Carrington Mortgage Loan Trust
1,100,000	0.389%, 8/25/2036[d]	375,155
	Countrywide Asset-Backed Certificates
574,331	5.549%, 8/25/2021[e]	525,806
	First Horizon ABS Trust
1,117,215	0.399%, 10/25/2034[d,e]	716,857
	GMAC Mortgage Corporation Loan Trust
2,784,484	0.419%, 8/25/2035[d,e]	1,849,014
3,066,071	0.419%, 12/25/2036[d,e]	2,173,323
	GSAMP Trust
2,826,184	0.319%, 8/25/2036[d]	2,574,602
	IndyMac Seconds Asset-Backed Trust
1,517,539	0.409%, 10/25/2036[d,e]	276,103
	Renaissance Home Equity Loan Trust
1,984,356	5.746%, 5/25/2036	1,284,004
1,400,000	6.011%, 5/25/2036	799,333

	Total	10,574,197

Basic Materials (5.3%)
	AbitibiBowater, Inc.
1,148,000	10.250%, 10/15/2018	1,331,680
	Alcoa, Inc.
1,430,000	5.720%, 2/23/2019	1,547,297
675,000	6.150%, 8/15/2020	735,899
1,000,000	6.750%, 1/15/2028	1,075,575
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,718,614
2,250,000	5.250%, 8/5/2020	2,220,937
880,000	6.750%, 3/1/2041	832,141
	Arch Coal, Inc.
1,745,000	7.000%, 6/15/2019[f]	1,561,775
	Barrick Gold Corporation
1,775,000	3.850%, 4/1/2022[f]	1,831,875
	BHP Billiton Finance USA, Ltd.
1,750,000	1.625%, 2/24/2017	1,760,829
	CF Industries, Inc.
1,670,000	6.875%, 5/1/2018	1,941,375
	Dow Chemical Company
2,150,000	4.250%, 11/15/2020	2,281,900
1,070,000	4.125%, 11/15/2021	1,115,308
880,000	5.250%, 11/15/2041	919,167
	FMG Resources Property, Ltd.
1,110,000	7.000%, 11/1/2015[f]	1,148,850
	Freeport-McMoRan Copper & Gold, Inc.
1,050,000	2.150%, 3/1/2017	1,039,923
2,460,000	3.550%, 3/1/2022	2,430,684
	Georgia-Pacific, LLC
2,020,000	5.400%, 11/1/2020[f]	2,302,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Basic Materials (5.3%) - continued
	International Paper Company
$1,500,000	7.500%, 8/15/2021	$1,904,326
350,000	4.750%, 2/15/2022	373,636
750,000	7.300%, 11/15/2039	928,015
	LyondellBasell Industries NV
1,600,000	5.000%, 4/15/2019[f]	1,652,000
180,000	6.000%, 11/15/2021[f]	194,400
	NOVA Chemicals Corporation
750,000	8.625%, 11/1/2019	855,000
	Novelis, Inc.
1,080,000	8.375%, 12/15/2017	1,166,400
	Rio Tinto Finance USA, Ltd.
1,965,000	6.500%, 7/15/2018	2,431,442
1,100,000	3.500%, 11/2/2020	1,141,402
	Rock-Tenn Company
950,000	4.450%, 3/1/2019[f]	967,298
	Teck Resources, Ltd.
827,000	10.250%, 5/15/2016	948,051
	Vale Overseas, Ltd.
1,875,000	6.875%, 11/10/2039	2,250,846
	Weyerhaeuser Company
1,430,000	7.375%, 3/15/2032	1,561,739

	Total	44,170,689

Capital Goods (2.7%)
	BAE Systems plc
2,120,000	4.750%, 10/11/2021[f]	2,258,521
	Ball Corporation
1,060,000	5.750%, 5/15/2021	1,139,500
	Boeing Capital Corporation
900,000	2.125%, 8/15/2016	935,377
	Bombardier, Inc.
1,060,000	5.750%, 3/15/2022[f]	1,045,425
	Case New Holland, Inc.
750,000	7.750%, 9/1/2013	800,625
1,225,000	7.875%, 12/1/2017	1,427,125
	CNH Capital, LLC
250,000	6.250%, 11/1/2016[f]	266,563
	CRH America, Inc.
1,000,000	4.125%, 1/15/2016	1,019,347
1,100,000	8.125%, 7/15/2018	1,306,272
	Crown Americas, LLC
1,460,000	7.625%, 5/15/2017	1,584,100
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	2,027,668
	Masco Corporation
875,000	5.950%, 3/15/2022	890,264
	Republic Services, Inc.
370,000	5.500%, 9/15/2019	435,396
900,000	5.000%, 3/1/2020	1,027,072
1,300,000	5.250%, 11/15/2021	1,513,403
	Reynolds Group Issuer, Inc.
1,060,000	9.875%, 8/15/2019[f]	1,105,050
	Sealed Air Corporation
710,000	8.375%, 9/15/2021[f]	805,850
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,646,966
710,000	5.600%, 12/1/2017	776,992
	UR Financing Escrow Corporation
700,000	5.750%, 7/15/2018[f]	722,750

	Total	22,734,266

Collateralized Mortgage Obligations (0.9%)
	Bear Stearns Mortgage Funding Trust
468,997	0.519%, 8/25/2036[d]	133,822
	CitiMortgage Alternative Loan Trust
1,760,058	5.750%, 4/25/2037	1,230,490
	Countrywide Alternative Loan Trust
2,443,635	6.000%, 1/25/2037	1,686,746
	HomeBanc Mortgage Trust
1,720,432	2.557%, 4/25/2037	1,066,468
	Wachovia Mortgage Loan Trust, LLC
1,932,807	2.799%, 5/20/2036	1,370,662
	Washington Mutual Alternative Mortgage Pass-Through Certificates
3,311,406	0.908%, 2/25/2047[d]	1,520,532
	Washington Mutual Mortgage Pass-Through Certificates
1,334,347	0.529%, 10/25/2045[d]	1,063,839

	Total	8,072,559

Commercial Mortgage-Backed Securities (2.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,007,025	0.390%, 3/15/2022[d,f]	1,005,130
2,500,000	5.331%, 2/11/2044	2,677,050
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,440,384
	Commercial Mortgage Pass-Through Certificates
4,000,000	0.370%, 12/15/2020[d,f]	3,620,640
	Credit Suisse First Boston Mortgage Securities
1,800,000	5.542%, 1/15/2049	1,955,587
	Credit Suisse Mortgage Capital Certificates
1,667,090	0.410%, 10/15/2021[d,f]	1,569,093
2,500,000	5.467%, 9/15/2039	2,755,748
	Morgan Stanley Capital, Inc.
1,800,000	5.406%, 3/15/2044	1,715,776
	Wachovia Bank Commercial Mortgage Trust
3,400,000	0.360%, 9/15/2021[d,g]	3,128,003

	Total	19,867,411

Communications Services (8.8%)
	Alltel Corporation
2,350,000	7.000%, 3/15/2016	2,817,941
	America Movil SAB de CV
2,200,000	5.000%, 3/30/2020	2,485,353
	American Tower Corporation
1,200,000	4.625%, 4/1/2015	1,278,872
750,000	4.500%, 1/15/2018	791,951
	AT&T, Inc.
1,400,000	4.450%, 5/15/2021	1,570,761
1,245,000	5.550%, 8/15/2041	1,421,192
	Cablevision Systems Corporation
700,000	8.625%, 9/15/2017	768,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Communications Services (8.8%) - continued
	CBS Corporation
$700,000	7.875%, 9/1/2023	$883,871
	CCO Holdings, LLC
1,120,000	7.250%, 10/30/2017	1,218,000
720,000	7.000%, 1/15/2019	770,400
	Cellco Partnership/Verizon Wireless Capital, LLC
1,400,000	8.500%, 11/15/2018	1,927,729
	CenturyLink, Inc.
1,480,000	5.150%, 6/15/2017	1,539,847
2,400,000	5.800%, 3/15/2022	2,379,370
	Clear Channel Worldwide Holdings, Inc.
1,830,000	9.250%, 12/15/2017	2,006,138
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,334,319
1,100,000	5.700%, 5/15/2018	1,305,401
1,300,000	6.400%, 5/15/2038	1,576,544
	Cox Communications, Inc.
1,100,000	9.375%, 1/15/2019[f]	1,487,207
1,500,000	8.375%, 3/1/2039[f]	2,153,677
	Crown Castle Towers, LLC
2,950,000	4.174%, 8/15/2017[f]	3,087,877
	CSC Holdings, Inc.
710,000	7.625%, 7/15/2018	786,325
	DIRECTV Holdings, LLC
2,125,000	5.000%, 3/1/2021	2,323,787
1,095,000	3.800%, 3/15/2022[f]	1,090,046
	Discovery Communications, LLC
1,080,000	4.375%, 6/15/2021	1,177,394
	Dish DBS Corporation
1,055,000	6.750%, 6/1/2021	1,155,225
	Hughes Satellite Systems Corporation
1,780,000	6.500%, 6/15/2019	1,904,600
	Intelsat Jackson Holdings SA
710,000	7.250%, 4/1/2019	740,175
1,100,000	7.500%, 4/1/2021	1,155,000
	Interpublic Group of Companies, Inc.
1,425,000	4.000%, 3/15/2022	1,424,339
	NBCUniversal Media, LLC
2,250,000	5.150%, 4/30/2020	2,588,891
1,420,000	4.375%, 4/1/2021	1,547,865
	News America, Inc.
1,100,000	7.625%, 11/30/2028	1,281,050
1,350,000	6.400%, 12/15/2035	1,544,847
	Oi SA
975,000	5.750%, 2/10/2022[f]	999,375
	Omnicom Group, Inc.
1,600,000	3.625%, 5/1/2022	1,601,307
	Qwest Communications International, Inc.
1,820,000	7.125%, 4/1/2018	1,942,850
	Qwest Corporation
1,800,000	6.500%, 6/1/2017	2,059,596
	Rogers Communications, Inc.
1,060,000	8.750%, 5/1/2032	1,507,713
	SBA Tower Trust
2,000,000	5.101%, 4/15/2017[f]	2,176,414
	Sprint Nextel Corporation
710,000	9.125%, 3/1/2017[f]	704,675
350,000	7.000%, 3/1/2020[f]	357,000
	Telemar Norte Leste SA
1,670,000	5.500%, 10/23/2020[f]	1,731,790
	Time Warner Cable, Inc.
1,500,000	8.250%, 4/1/2019	1,953,809
1,450,000	6.750%, 6/15/2039	1,748,403
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,556,326
	UPCB Finance VI, Ltd.
1,400,000	6.875%, 1/15/2022[f]	1,438,500
	Verizon Communications, Inc.
1,400,000	3.500%, 11/1/2021	1,465,129
	Virgin Media Finance plc
613,000	9.500%, 8/15/2016	686,560

	Total	73,453,691

Consumer Cyclical (4.8%)
	American Honda Finance Corporation
2,600,000	3.875%, 9/21/2020[f]	2,740,808
	Daimler Finance North America, LLC
1,240,000	3.875%, 9/15/2021[f]	1,296,501
	FireKeepers Development Authority
760,000	13.875%, 5/1/2015[f]	839,800
	Ford Motor Credit Company, LLC
2,100,000	3.875%, 1/15/2015	2,176,404
1,070,000	7.000%, 4/15/2015	1,193,050
1,750,000	4.250%, 2/3/2017	1,825,516
370,000	6.625%, 8/15/2017	425,288
	Home Depot, Inc.
2,100,000	5.875%, 12/16/2036	2,570,345
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[f]	2,091,640
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[f]	1,553,833
	Johnson Controls, Inc.
1,850,000	5.250%, 12/1/2041	1,992,178
	KIA Motors Corporation
1,740,000	3.625%, 6/14/2016[f]	1,787,801
	Macy’s Retail Holdings, Inc.
1,790,000	7.450%, 7/15/2017	2,189,013
1,930,000	3.875%, 1/15/2022	1,987,003
	Marriott International, Inc.
1,750,000	3.000%, 3/1/2019	1,739,787
	MGM Resorts International
720,000	11.125%, 11/15/2017	815,400
	Peninsula Gaming, LLC
270,000	10.750%, 8/15/2017	297,675
	RCI Banque SA
1,275,000	4.600%, 4/12/2016[f]	1,269,023
	Sheraton Holding Corporation
710,000	7.375%, 11/15/2015	816,500
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,328,250
	Time Warner, Inc.
700,000	4.000%, 1/15/2022	735,315
1,400,000	7.700%, 5/1/2032	1,834,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Consumer Cyclical (4.8%) - continued
	Toll Brothers Finance Corporation
$1,000,000	6.750%, 11/1/2019	$1,100,072
	Toys R Us Property Company II, LLC
1,430,000	8.500%, 12/1/2017	1,487,200
	Viacom, Inc.
1,600,000	3.875%, 12/15/2021	1,677,254
	West Corporation
920,000	7.875%, 1/15/2019	980,950
	Wyndham Worldwide Corporation
730,000	5.625%, 3/1/2021	808,010
700,000	4.250%, 3/1/2022	704,108

	Total	40,262,938

Consumer Non-Cyclical (7.7%)
	Altria Group, Inc.
1,000,000	9.700%, 11/10/2018	1,357,837
905,000	4.750%, 5/5/2021	996,511
1,500,000	9.950%, 11/10/2038	2,369,642
	Anheuser-Busch InBev Worldwide, Inc.
1,450,000	5.375%, 1/15/2020	1,737,480
1,475,000	5.000%, 4/15/2020	1,734,119
	Aristotle Holding, Inc.
1,775,000	2.650%, 2/15/2017[f]	1,806,909
1,765,000	4.750%, 11/15/2021[f]	1,931,275
	Beam, Inc.
485,000	6.375%, 6/15/2014	532,871
127,000	5.375%, 1/15/2016	141,196
827,000	5.875%, 1/15/2036	867,835
	Biomet, Inc.
1,475,000	10.000%, 10/15/2017[f]	1,591,156
	Boston Scientific Corporation
2,200,000	4.500%, 1/15/2015	2,364,982
	Bunge Limited Finance Corporation
1,265,000	5.100%, 7/15/2015	1,362,343
900,000	4.100%, 3/15/2016	947,265
	Cargill, Inc.
1,050,000	3.250%, 11/15/2021[f]	1,057,286
	Celgene Corporation
1,500,000	3.950%, 10/15/2020	1,569,675
	Community Health Systems, Inc.
506,000	8.875%, 7/15/2015	522,445
530,000	8.000%, 11/15/2019[f]	559,150
	DJO Finance, LLC/DJO Finance Corporation
360,000	7.750%, 4/15/2018	292,500
	Endo Pharmaceuticals Holdings, Inc.
780,000	7.000%, 7/15/2019	832,650
	Energizer Holdings, Inc.
1,000,000	4.700%, 5/19/2021	1,060,854
	Express Scripts, Inc.
1,265,000	3.125%, 5/15/2016	1,319,327
	Fresenius Medical Care US Finance II, Inc.
390,000	5.625%, 7/31/2019[f]	396,825
	Fresenius Medical Care US Finance, Inc.
710,000	6.500%, 9/15/2018[f]	759,700
	Grupo Bimbo SAB de CV
2,110,000	4.500%, 1/25/2022[f]	2,191,625
	Hasbro, Inc.
1,750,000	6.350%, 3/15/2040	1,950,183
	HCA, Inc.
1,510,000	8.500%, 4/15/2019	1,694,031
730,000	7.250%, 9/15/2020	808,475
180,000	7.500%, 2/15/2022	193,725
	JBS Finance II, Ltd.
750,000	8.250%, 1/29/2018[g]	733,800
	JBS USA, LLC
700,000	8.250%, 2/1/2020[f]	708,750
	Kinetic Concepts, Inc./KCI USA, Inc.
1,060,000	10.500%, 11/1/2018[f]	1,093,125
	Koninklijke Philips Electronics NV
1,485,000	3.750%, 3/15/2022	1,530,088
	Kraft Foods, Inc.
1,300,000	6.125%, 2/1/2018	1,565,238
1,800,000	5.375%, 2/10/2020	2,108,516
	Kroger Company
530,000	3.400%, 4/15/2022	530,216
	Life Technologies Corporation
2,115,000	6.000%, 3/1/2020	2,459,248
	Molson Coors Brewing Company
900,000	3.500%, 5/1/2022[c]	907,954
900,000	5.000%, 5/1/2042[c]	918,497
	Mylan, Inc.
2,145,000	7.875%, 7/15/2020[f]	2,402,400
	Pernod-Ricard SA
2,650,000	2.950%, 1/15/2017[f]	2,696,489
	Roche Holdings, Inc.
1,790,000	6.000%, 3/1/2019[f]	2,224,754
	SABMiller Holdings, Inc.
885,000	2.450%, 1/15/2017[f]	906,333
885,000	3.750%, 1/15/2022[f]	920,410
	Safeway, Inc.
925,000	3.400%, 12/1/2016	944,241
	Teva Pharmaceutical Finance IV BV
2,275,000	3.650%, 11/10/2021	2,357,482
	Tyson Foods, Inc.
2,160,000	6.850%, 4/1/2016	2,448,900
	Valeant Pharmaceuticals International
1,770,000	6.875%, 12/1/2018[f]	1,823,100

	Total	64,229,413

Energy (10.3%)
	Anadarko Petroleum Corporation
1,600,000	6.375%, 9/15/2017	1,901,461
1,060,000	6.450%, 9/15/2036	1,256,758
	BG Energy Capital plc
925,000	4.000%, 10/15/2021[f]	989,209
	BP Capital Markets plc
1,750,000	2.248%, 11/1/2016	1,800,447
1,975,000	4.500%, 10/1/2020	2,194,515
	Canadian Natural Resources, Ltd.
1,225,000	3.450%, 11/15/2021	1,264,749
	Canadian Oil Sands, Ltd.
1,400,000	4.500%, 4/1/2022[f]	1,437,713

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Energy (10.3%) - continued
	CenterPoint Energy Resources Corporation
$3,650,000	6.125%, 11/1/2017	$4,261,857
	CNPC HK Overseas Capital, Ltd.
1,630,000	5.950%, 4/28/2041[f]	1,914,913
	Concho Resources, Inc.
720,000	6.500%, 1/15/2022	759,600
	El Paso Pipeline Partners Operating Company, LLC
710,000	5.000%, 10/1/2021	750,078
	Enbridge Energy Partners, LP
550,000	5.200%, 3/15/2020	621,252
2,200,000	8.050%, 10/1/2037[h]	2,406,560
	Energy Transfer Partners, LP
2,880,000	6.700%, 7/1/2018	3,334,585
1,000,000	5.200%, 2/1/2022	1,065,895
	Enterprise Products Operating, LLC
2,250,000	6.300%, 9/15/2017	2,694,197
	EQT Corporation
800,000	8.125%, 6/1/2019	957,189
	Forest Oil Corporation
1,060,000	7.250%, 6/15/2019[h]	1,046,750
	Gazprom OAO Via Gaz Capital SA
1,750,000	4.950%, 5/23/2016[f]	1,824,532
	Harvest Operations Corporation
700,000	6.875%, 10/1/2017[f]	738,500
	Inergy, LP
370,000	6.875%, 8/1/2021	373,700
	Key Energy Services, Inc.
1,175,000	6.750%, 3/1/2021	1,210,250
	Kinder Morgan Energy Partners, LP
730,000	3.500%, 3/1/2016	773,994
710,000	6.850%, 2/15/2020	858,667
1,900,000	5.800%, 3/1/2021	2,157,439
	Linn Energy, LLC
1,750,000	7.750%, 2/1/2021	1,846,250
	Marathon Oil Corporation
1,273,000	5.900%, 3/15/2018	1,499,332
	Markwest Energy Partners, LP/Markwest Energy Finance Corporation
700,000	6.250%, 6/15/2022	736,750
	Nabors Industries, Inc.
1,425,000	4.625%, 9/15/2021	1,512,826
	Newfield Exploration Company
710,000	6.625%, 4/15/2016	725,975
390,000	5.750%, 1/30/2022	415,350
	Nexen, Inc.
1,090,000	7.400%, 5/1/2028	1,259,134
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,432,446
730,000	6.000%, 3/1/2041	837,218
	ONEOK Partners, LP
1,750,000	6.850%, 10/15/2037	2,112,857
	Petrobras International Finance Company
1,200,000	5.750%, 1/20/2020	1,339,390
2,700,000	5.375%, 1/27/2021	2,957,661
	Phillips 66
700,000	4.300%, 4/1/2022[f]	730,107
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,765,848
	Plains All American Pipeline, LP
1,850,000	6.500%, 5/1/2018	2,243,401
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,271,250
	QEP Resources, Inc.
1,060,000	5.375%, 10/1/2022	1,060,000
	Rowan Companies, Inc.
2,550,000	5.000%, 9/1/2017	2,752,205
	SandRidge Energy, Inc.
550,000	7.500%, 3/15/2021	555,500
	Southwestern Energy Company
1,500,000	4.100%, 3/15/2022[f]	1,496,899
	Spectra Energy Partners, LP
1,800,000	4.600%, 6/15/2021	1,903,610
	Suncor Energy, Inc.
2,290,000	6.100%, 6/1/2018	2,747,686
1,060,000	6.850%, 6/1/2039	1,373,987
	Transocean, Inc.
1,300,000	5.050%, 12/15/2016	1,411,652
1,080,000	7.375%, 4/15/2018	1,283,160
	Valero Energy Corporation
1,875,000	6.125%, 2/1/2020	2,180,677
	Weatherford International, Inc.
1,300,000	6.350%, 6/15/2017	1,511,055
	Weatherford International, Ltd.
2,500,000	6.000%, 3/15/2018	2,862,835
450,000	4.500%, 4/15/2022	464,466
	Woodside Finance, Ltd.
1,875,000	4.500%, 11/10/2014[f]	1,998,094

	Total	85,882,431

Financials (26.4%)
	Abbey National Capital Trust I
1,910,000	8.963%, 12/29/2049[i]	1,910,000
	Aegon NV
1,400,000	2.248%, 7/29/2049[d,i]	686,140
	Ally Financial, Inc.
1,100,000	4.500%, 2/11/2014	1,111,000
710,000	5.500%, 2/15/2017	725,641
	American Express Credit Corporation
2,825,000	2.800%, 9/19/2016	2,927,545
1,775,000	2.375%, 3/24/2017	1,809,936
	American International Group, Inc.
1,775,000	4.250%, 9/15/2014	1,852,070
1,050,000	3.800%, 3/22/2017	1,084,459
1,750,000	6.400%, 12/15/2020	2,010,153
	Associated Banc Corporation
1,820,000	5.125%, 3/28/2016	1,926,803
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,489,920
	AXA SA
1,420,000	8.600%, 12/15/2030	1,549,122
	Axis Specialty Finance, LLC
1,750,000	5.875%, 6/1/2020	1,863,216
	Banco do Brasil SA
1,445,000	5.875%, 1/26/2022[f]	1,502,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Financials (26.4%) - continued
$1,050,000	9.250%, 10/31/2049[f,h,i]	$1,152,375
	Bank of America Corporation
1,420,000	5.625%, 10/14/2016	1,508,905
1,700,000	5.750%, 12/1/2017	1,802,782
2,220,000	7.625%, 6/1/2019	2,558,668
1,060,000	5.875%, 1/5/2021	1,108,971
340,000	5.700%, 1/24/2022	356,922
1,050,000	5.875%, 2/7/2042	1,037,665
	Bank of Nova Scotia
2,145,000	2.150%, 8/3/2016[f]	2,218,870
	Bank of Tokyo-Mitsubishi UFJ, Ltd.
1,765,000	2.350%, 2/23/2017[f]	1,790,630
	BB&T Capital Trust IV
1,780,000	6.820%, 6/12/2057	1,797,800
	Bear Stearns Companies, LLC
1,200,000	4.650%, 7/2/2018	1,293,734
	Berkshire Hathaway, Inc.
1,785,000	3.750%, 8/15/2021	1,887,520
	Boston Properties, LP
2,250,000	5.875%, 10/15/2019	2,606,519
	Capital One Capital IV
1,070,000	6.745%, 2/17/2037	1,070,000
	Capital One Financial Corporation
2,150,000	2.150%, 3/23/2015	2,163,934
930,000	6.150%, 9/1/2016	1,028,084
1,790,000	4.750%, 7/15/2021	1,930,268
	CIT Group, Inc.
550,000	5.250%, 4/1/2014[f]	566,500
980,000	5.250%, 3/15/2018	1,009,400
700,000	5.500%, 2/15/2019[f]	719,250
	Citigroup, Inc.
1,875,000	6.010%, 1/15/2015	2,029,028
2,700,000	4.750%, 5/19/2015	2,836,623
1,300,000	6.125%, 5/15/2018	1,443,017
1,450,000	8.500%, 5/22/2019	1,801,595
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019	2,639,606
700,000	5.875%, 8/15/2020	765,129
	CommonWealth REIT
1,850,000	6.250%, 8/15/2016	1,962,576
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
1,085,000	5.250%, 5/24/2041	1,136,734
710,000	11.000%, 12/29/2049[f,i]	901,700
	Corporacion Andina de Fomento
960,000	8.125%, 6/4/2019	1,201,193
	Credit Suisse of New York, Convertible
720,000	0.500%, 6/22/2018[j]	687,744
	Discover Bank
1,125,000	8.700%, 11/18/2019	1,418,968
1,300,000	7.000%, 4/15/2020	1,511,855
	DnB NOR Boligkreditt
2,600,000	2.900%, 3/29/2016[f]	2,696,764
	Eksportfinans ASA
1,750,000	2.375%, 5/25/2016	1,561,226
	Fairfax Financial Holdings, Ltd.
1,625,000	5.800%, 5/15/2021[f]	1,578,871
	Fifth Third Bancorp
1,790,000	0.894%, 12/20/2016[d]	1,667,734
1,700,000	5.450%, 1/15/2017	1,885,089
	Fifth Third Capital Trust IV
1,050,000	6.500%, 4/15/2067	1,039,500
	FUEL Trust
725,000	4.207%, 4/15/2016[f]	757,055
1,800,000	3.984%, 6/15/2016[f]	1,864,771
	GE Capital Trust I
2,500,000	6.375%, 11/15/2067	2,556,250
	General Electric Capital Corporation
1,775,000	3.800%, 6/18/2019[f]	1,787,745
1,100,000	6.000%, 8/7/2019	1,300,045
1,500,000	4.375%, 9/16/2020	1,607,394
900,000	5.300%, 2/11/2021	991,036
925,000	6.750%, 3/15/2032	1,127,436
	Goldman Sachs Group, Inc.
1,750,000	6.250%, 9/1/2017	1,903,790
1,650,000	5.950%, 1/18/2018	1,779,377
1,750,000	5.250%, 7/27/2021	1,770,925
740,000	6.750%, 10/1/2037	732,052
	Hartford Financial Services Group, Inc.
700,000	5.125%, 4/15/2022	707,025
	HCP, Inc.
450,000	3.750%, 2/1/2019	453,481
	Health Care Property Investors, Inc.
1,900,000	5.625%, 5/1/2017	2,102,703
	Health Care REIT, Inc.
1,800,000	6.125%, 4/15/2020	2,014,677
1,850,000	4.950%, 1/15/2021	1,920,740
	HSBC Holdings plc
1,400,000	4.000%, 3/30/2022	1,422,322
	HSBC USA, Inc.
1,100,000	5.000%, 9/27/2020	1,113,872
	Huntington Bancshares, Inc.
1,650,000	7.000%, 12/15/2020	1,914,337
	Hutchinson Whampoa International 11, Ltd.
1,400,000	4.625%, 1/13/2022[f]	1,453,123
	Icahn Enterprises, LP
710,000	7.750%, 1/15/2016	747,275
700,000	8.000%, 1/15/2018	748,125
	International Lease Finance Corporation
1,050,000	4.875%, 4/1/2015	1,050,141
900,000	5.750%, 5/15/2016	915,459
1,875,000	6.750%, 9/1/2016[f]	2,025,000
	Itau Unibanco Holding SA
1,400,000	5.650%, 3/19/2022[f]	1,407,000
	J.P. Morgan Chase & Company
900,000	3.150%, 7/5/2016	932,759
1,850,000	5.500%, 10/15/2040	2,031,725
	J.P. Morgan Chase Bank NA
1,785,000	5.875%, 6/13/2016	1,999,566
1,420,000	6.000%, 10/1/2017	1,630,433
	J.P. Morgan Chase Capital XXV
900,000	6.800%, 10/1/2037	904,500
	Kilroy Realty, LP
1,435,000	4.800%, 7/15/2018	1,522,746
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	2,024,890
1,125,000	4.750%, 10/1/2020	1,175,319

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Financials (26.4%) - continued
	Merrill Lynch & Company, Inc.
$1,950,000	6.875%, 4/25/2018	$2,172,967
2,000,000	7.750%, 5/14/2038	2,214,830
	MetLife Capital Trust IV
300,000	7.875%, 12/15/2037[f]	333,750
	MetLife Capital Trust X
750,000	9.250%, 4/8/2038[f]	915,000
	Mizuho Corporate Bank, Ltd.
1,775,000	2.550%, 3/17/2017[f]	1,787,885
	Morgan Stanley
1,420,000	5.375%, 10/15/2015	1,464,842
2,270,000	6.625%, 4/1/2018	2,372,704
1,100,000	5.625%, 9/23/2019	1,086,865
1,600,000	5.500%, 1/26/2020	1,563,958
	MUFG Capital Finance 1, Ltd.
1,920,000	6.346%, 7/29/2049[i]	2,022,361
	Murray Street Investment Trust I
1,400,000	4.647%, 3/9/2017	1,408,406
	National Bank of Canada
2,110,000	2.200%, 10/19/2016[f]	2,187,891
	National City Bank
1,170,000	5.800%, 6/7/2017	1,331,901
	Nationwide Building Society
1,600,000	6.250%, 2/25/2020[f]	1,700,309
	Nordea Bank AB
1,830,000	4.875%, 5/13/2021[f]	1,757,609
	Omega Healthcare Investors, Inc.
920,000	5.875%, 3/15/2024[f]	901,600
	ORIX Corporation
2,550,000	5.000%, 1/12/2016	2,684,635
	PNC Financial Services Group, Inc.
1,090,000	6.750%, 7/29/2049[h,i]	1,142,505
	Preferred Term Securities XXIII, Ltd.
2,646,924	0.674%, 12/22/2036[d,g]	1,323,462
	ProLogis, LP
1,450,000	6.250%, 3/15/2017	1,643,514
1,070,000	6.875%, 3/15/2020	1,248,678
	Prudential Financial, Inc.
750,000	6.200%, 1/15/2015	829,693
1,875,000	5.375%, 6/21/2020	2,107,069
725,000	5.700%, 12/14/2036	763,645
825,000	6.200%, 11/15/2040	921,907
	QBE Capital Funding III, Ltd.
1,260,000	7.250%, 5/24/2041[f]	1,152,900
	Rabobank Capital Funding Trust II
1,249,000	5.260%, 12/29/2049[f,i]	1,202,712
	Regions Financial Corporation
1,825,000	5.750%, 6/15/2015	1,925,375
	Reinsurance Group of America, Inc.
2,100,000	5.625%, 3/15/2017	2,303,811
	Simon Property Group, LP
1,485,000	5.750%, 12/1/2015	1,675,368
750,000	10.350%, 4/1/2019	1,040,431
	SLM Corporation
1,800,000	5.000%, 10/1/2013	1,840,500
1,700,000	5.375%, 5/15/2014	1,759,592
2,080,000	6.250%, 1/25/2016	2,142,400
875,000	6.000%, 1/25/2017	890,312
	SSIF Nevada, LP
1,750,000	1.167%, 4/14/2014[d,f]	1,736,602
	SunTrust Banks, Inc.
1,830,000	3.500%, 1/20/2017	1,877,102
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/29/2049[f,i]	2,391,098
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,487,265
	U.S. Bank National Association
1,800,000	3.778%, 4/29/2020	1,884,220
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,908,834
	Unum Group
1,500,000	7.125%, 9/30/2016	1,732,141
	Ventas Realty, LP
450,000	4.250%, 3/1/2022	445,861
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,612,880
	WEA Finance, LLC
1,060,000	5.700%, 10/1/2016[f]	1,174,575
1,710,000	7.125%, 4/15/2018[f]	2,032,130
	WellPoint, Inc.
1,785,000	3.700%, 8/15/2021	1,885,390
	Wells Fargo & Company
1,480,000	2.625%, 12/15/2016	1,529,784
2,185,000	4.600%, 4/1/2021	2,400,041
1,780,000	7.980%, 3/29/2049[i]	1,931,300
	Willis North America, Inc.
2,040,000	6.200%, 3/28/2017	2,299,702
1,100,000	7.000%, 9/29/2019	1,277,147
	ZFS Finance USA Trust II
1,500,000	6.450%, 12/15/2065[f]	1,470,000

	Total	220,115,107

Foreign Government (5.0%)
	Brazil Government International Bond
1,070,000	4.875%, 1/22/2021	1,228,360
	Canada Government International Bond
2,125,000	0.875%, 2/14/2017	2,115,489
	Chile Government International Bond
2,480,000	3.250%, 9/14/2021	2,579,200
	Export-Import Bank of Korea
1,420,000	4.375%, 9/15/2021	1,446,183
	Hydro Quebec
1,800,000	2.000%, 6/30/2016	1,858,945
	Korea Development Bank
1,500,000	4.375%, 8/10/2015	1,587,138
	Mexico Government International Bond
1,850,000	5.125%, 1/15/2020	2,162,650
1,270,000	6.050%, 1/11/2040	1,584,325
	Peru Government International Bond
710,000	5.625%, 11/18/2050	821,825
	Province of British Columbia
2,170,000	2.100%, 5/18/2016	2,264,295
800,000	1.200%, 4/25/2017	800,732
1,750,000	2.650%, 9/22/2021	1,805,475
	Province of Manitoba
2,485,000	1.300%, 4/3/2017	2,499,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Foreign Government (5.0%) - continued
	Province of New Brunswick
$2,150,000	2.750%, 6/15/2018	$2,283,603
	Province of Ontario
4,500,000	2.300%, 5/10/2016	4,682,520
1,770,000	1.600%, 9/21/2016	1,790,957
4,320,000	3.000%, 7/16/2018	4,607,427
	Province of Quebec
1,770,000	5.125%, 11/14/2016	2,066,602
2,493,000	2.750%, 8/25/2021	2,535,079
	Russia Government International Bond
1,050,000	3.250%, 4/4/2017[f]	1,064,437

	Total	41,784,310

Mortgage-Backed Securities (4.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,000,000	3.000%, 5/1/2027[c]	7,299,691
2,850,000	3.000%, 6/1/2027[c]	2,963,555
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,075,000	3.000%, 6/1/2027[c]	5,281,965
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
2,700,000	3.500%, 6/1/2042[c]	2,795,765
14,375,000	5.500%, 6/1/2042[c]	15,700,195

	Total	34,041,171

Technology (1.3%)
	Amkor Technology, Inc.
700,000	6.625%, 6/1/2021[h]	717,500
	CA, Inc.
1,925,000	5.375%, 12/1/2019	2,146,415
	Equinix, Inc.
1,100,000	8.125%, 3/1/2018	1,215,500
360,000	7.000%, 7/15/2021	393,300
	Hewlett-Packard Company
1,800,000	2.650%, 6/1/2016	1,832,751
700,000	2.600%, 9/15/2017	700,999
700,000	4.650%, 12/9/2021	739,670
	Seagate HDD Cayman
740,000	7.750%, 12/15/2018	815,850
	Xerox Corporation
750,000	6.400%, 3/15/2016	862,789
1,050,000	2.950%, 3/15/2017	1,071,942

	Total	10,496,716

Transportation (1.6%)
	Avis Budget Car Rental, LLC
1,400,000	8.250%, 1/15/2019	1,466,500
	Continental Airlines, Inc.
1,300,000	6.750%, 9/15/2015[f]	1,330,875
625,630	7.250%, 11/10/2019	697,577
	CSX Corporation
793,000	7.900%, 5/1/2017	997,088
720,000	4.250%, 6/1/2021	782,983
1,107,000	6.220%, 4/30/2040	1,349,828
	Delta Air Lines, Inc.
1,334,505	4.950%, 11/23/2019[h]	1,406,301
	ERAC USA Finance, LLC
2,050,000	5.250%, 10/1/2020[f]	2,256,796
1,085,000	4.500%, 8/16/2021[f]	1,132,242
	Kansas City Southern de Mexico SA de CV
270,000	6.125%, 6/15/2021	297,000
	Navios Maritime Holdings, Inc.
990,000	8.875%, 11/1/2017[h]	1,017,225
	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
270,000	9.250%, 4/15/2019	247,050
	Railamerica, Inc.
123,000	9.250%, 7/1/2017	128,842

	Total	13,110,307

U.S. Government and Agencies (6.7%)
	Federal Home Loan Mortgage Corporation
2,500,000	1.250%, 5/12/2017	2,518,465
1,050,000	1.750%, 5/30/2019	1,057,329
1,750,000	2.375%, 1/13/2022	1,760,565
	U.S. Treasury Bonds
4,240,000	3.125%, 11/15/2041	4,253,250
	U.S. Treasury Notes
1,775,000	1.000%, 8/31/2016	1,799,960
4,600,000	1.000%, 10/31/2016	4,660,375
1,780,000	1.000%, 3/31/2017	1,797,800
1,810,000	2.875%, 3/31/2018	2,002,171
3,890,000	2.375%, 6/30/2018	4,185,702
2,840,000	3.625%, 2/15/2020	3,289,297
4,500,000	3.500%, 5/15/2020	5,171,135
3,980,000	2.625%, 11/15/2020	4,288,450
4,195,000	3.125%, 5/15/2021	4,676,443
5,455,000	2.000%, 11/15/2021	5,514,667
	U.S. Treasury Notes, TIPS
2,186,271	0.125%, 4/15/2016	2,317,447
2,495,478	0.125%, 4/15/2017	2,671,527
3,565,159	0.625%, 7/15/2021	3,936,156

	Total	55,900,739

U.S. Municipals (0.5%)
	California General Obligation Bonds (Build America Bonds)
720,000	7.950%, 3/1/2036	847,224
	Denver, Colorado City & County Airport Revenue Bonds
1,450,000	5.250%, 11/15/2022	1,695,152
	Illinois State General Obligation Bonds
1,825,000	5.877%, 3/1/2019	2,029,418

	Total	4,571,794

Utilities (5.3%)
	AES Corporation
935,000	7.750%, 10/15/2015	1,051,875
410,000	7.375%, 7/1/2021[f]	456,125
	Ameren Illinois Company
1,800,000	6.125%, 11/15/2017	2,103,692
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017	1,192,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (95.1%)	Value
Utilities (5.3%) - continued
	Columbus Southern Power Company
$1,600,000	6.050%, 5/1/2018	$1,913,296
	Comision Federal de Electricidad
625,000	4.875%, 5/26/2021[f]	660,938
	Commonwealth Edison Company
1,000,000	6.150%, 9/15/2017	1,215,213
	Dolphin Subsidiary II, Inc.
1,770,000	6.500%, 10/15/2016[f]	1,920,450
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,841,916
	Energy Transfer Partners, LP
1,500,000	4.650%, 6/1/2021	1,552,184
	Enterprise Products Operating, LLC
1,400,000	7.034%, 1/15/2068	1,501,500
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	675,860
1,500,000	4.000%, 10/1/2020	1,547,021
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,348,997
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[f]	2,297,072
1,400,000	6.050%, 1/31/2018[f]	1,623,306
	Markwest Energy Partners, LP
1,090,000	6.500%, 8/15/2021	1,155,400
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	2,254,050
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	2,003,630
1,800,000	5.450%, 9/15/2020	2,029,633
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,209,531
	Ohio Power Company
1,300,000	5.375%, 10/1/2021	1,509,244
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,557,170
	PSEG Power, LLC
700,000	5.320%, 9/15/2016	786,989
	Southern California Edison Company
1,415,000	6.250%, 8/1/2049[i]	1,476,722
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,424,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,983,225
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,935,448

	Total	44,226,708

	Total Long-Term Fixed Income (cost $751,771,623)	793,494,447

Shares	Preferred Stock (1.0%)	Value
Financials (1.0%)
46,082	Citigroup Capital XII, 8.500%	1,186,151
13,000	Citigroup, Inc., Convertible[k]	1,267,110
238,000	Federal National Mortgage Association, 8.250%[i,l]	292,740
43,750	HSBC Holdings plc, 8.000%[i]	1,201,375
49,000	PNC Financial Services Group, Inc., 6.125%[i,l]	1,239,700
70,937	Royal Bank of Scotland Group plc, 7.250%[i,l]	1,353,478
35,000	U.S. Bancorp, 6.000%[i,l]	903,000
45,400	U.S. Bancorp, 6.500%[i]	1,228,524

	Total	8,672,078

	Total Preferred Stock (cost $12,538,823)	8,672,078

Shares	Common Stock (<0.1%)	Value
Financials (<0.1%)
9,893	CIT Group, Inc.[l]	374,450

	Total	374,450

	Total Common Stock (cost $313,151)	374,450

Shares	Collateral Held for Securities Loaned (1.0%)	Value
8,366,571	Thrivent Financial Securities Lending Trust	8,366,571

	Total Collateral Held for Securities Loaned (cost $8,366,571)	8,366,571

Principal Amount	Short-Term Investments (5.8%)[m]	Value
	AllianceBernstein, LP
2,700,000	0.350%, 5/1/2012[f]	2,700,000
	Federal Home Loan Bank Discount Notes
15,000,000	0.088%, 5/9/2012[n]	14,999,705
5,000,000	0.095%, 5/11/2012[n]	4,999,868
20,000,000	0.090%, 6/20/2012[n]	19,997,500
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.060%, 6/7/2012[n]	4,999,692
	Federal National Mortgage Association Discount Notes
500,000	0.120%, 7/18/2012[n,o]	499,870

	Total Short-Term Investments (at amortized cost)	48,196,635

	Total Investments (cost $834,841,007) 104.6%	$872,872,506

	Other Assets and Liabilities, Net (4.6%)	(38,273,951)

	Total Net Assets 100.0%	$834,598,555

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
e	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $141,671,502 or 17.0% of total net assets.

g

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of April 30, 2012.

Security	Acquisition Date	Cost
JBS Finance II, Ltd.	7/22/2010	$739,755
Preferred Term Securities XXIII, Ltd.	9/14/2006	$2,646,924
Wachovia Bank Commercial Mortgage Trust	5/2/2007	$3,400,178

h	All or a portion of the security is on loan.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
k

Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

l	Non-income producing security.
m	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
n	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
o	At April 30, 2012, $499,870 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$53,790,381
Gross unrealized depreciation	(15,770,419)

Net unrealized appreciation (depreciation)	$38,019,962

Cost for federal income tax purposes	$834,852,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Basic Materials	903,375	–	903,375	–
Communications Services	3,922,155	–	3,922,155	–
Consumer Cyclical	2,163,705	–	2,163,705	–
Consumer Non-Cyclical	1,863,729	–	1,863,729	–
Financials	269,944	–	269,944	–
Technology	3,204,853	–	3,204,853	–
Transportation	1,440,564	–	1,440,564	–

Long-Term Fixed Income
Asset-Backed Securities	10,574,197	–	10,574,197	–
Basic Materials	44,170,689	–	44,170,689	–
Capital Goods	22,734,266	–	22,734,266	–
Collateralized Mortgage Obligations	8,072,559	–	8,072,559	–
Commercial Mortgage-Backed Securities	19,867,411	–	19,867,411	–
Communications Services	73,453,691	–	73,453,691	–
Consumer Cyclical	40,262,938	–	40,262,938	–
Consumer Non-Cyclical	64,229,413	–	64,229,413	–
Energy	85,882,431	–	85,882,431	–
Financials	220,115,107	–	218,103,901	2,011,206
Foreign Government	41,784,310	–	41,784,310	–
Mortgage-Backed Securities	34,041,171	–	34,041,171	–
Technology	10,496,716	–	10,496,716	–
Transportation	13,110,307	–	13,110,307	–
U.S. Government and Agencies	55,900,739	–	55,900,739	–
U.S. Municipals	4,571,794	–	4,571,794	–
Utilities	44,226,708	–	44,226,708	–

Preferred Stock
Financials	8,672,078	8,672,078	–	–

Common Stock
Financials	374,450	374,450	–	–
Collateral Held for Securities Loaned	8,366,571	8,366,571	–	–
Short-Term Investments	48,196,635	–	48,196,635	–

Total	$872,872,506	$17,413,099	$853,448,201	$2,011,206

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	504,447	504,447	–	–

Total Asset Derivatives	$504,447	$504,447	$–	$–

Liability Derivatives
Futures Contracts	913,972	913,972	–	–
Credit Default Swaps	106,455	–	106,455	–

Total Liability Derivatives	$1,020,427	$913,972	$106,455	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	June 2012	$34,148,910	$34,184,766	$35,856
5-Yr. U.S. Treasury Bond Futures	(335)	June 2012	(41,308,666)	(41,471,955)	(163,289)
10-Yr. U.S. Treasury Bond Futures	(840)	June 2012	(110,365,567)	(111,116,250)	(750,683)
20-Yr. U.S. Treasury Bond Futures	360	June 2012	50,966,410	51,435,001	468,591
Total Futures Contracts					($409,525)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 17, 5 Year, at 5.00%; Bank of America	Buy	12/20/2016	$5,141,000	($134,094)	$112,426	($21,668)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	5,400,000	(267,293)	182,506	(84,787)
Total Credit Default Swaps					$294,932	($106,455)

1

As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	504,447
Total Interest Rate Contracts		504,447
Total Asset Derivatives		$504,447

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	913,972
Total Interest Rate Contracts		913,972

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	106,455

Total Credit Contracts		106,455
Total Liability Derivatives		$1,020,427

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(1,256,437)

Total Interest Rate Contracts		(1,256,437)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(383)

Total Foreign Exchange Contracts		(383)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(392)

Total Credit Contracts		(392)

Total		($1,257,212)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(970,545)
Total Interest Rate Contracts		(970,545)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(11,573)
Total Credit Contracts		(11,573)

Total		($982,118)

The following table presents Income Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$236,192,375	29.3%	N/A	N/A
Credit Contracts	N/A	N/A	$6,687,624	0.8%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
High Yield	$945,118	$–	$935,106	–	$–	$200
Thrivent Financial Securities Lending Trust	16,053,730	32,720,281	40,407,440	8,366,571	8,366,571	19,342
Total Value and Income Earned	16,998,848				8,366,571	19,542

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Asset-Backed Securities (3.6%)
	Carrington Mortgage Loan Trust
$650,000	0.389%, 8/25/2036[a]	$221,683
	Countrywide Asset-Backed Certificates
402,031	5.549%, 8/25/2021[b]	368,064
	Credit Based Asset Servicing and Securitization, LLC
745,040	5.501%, 12/25/2036	469,964
	First Horizon ABS Trust
1,633,343	0.369%, 10/25/2026[a,b]	1,209,419
1,489,620	0.399%, 10/25/2034[a,b]	955,810
	GMAC Mortgage Corporation Loan Trust
2,320,403	0.419%, 8/25/2035[a,b]	1,540,845
1,886,813	0.419%, 12/25/2036[a,b]	1,337,430
	Green Tree Financial Corporation
92,268	7.650%, 10/15/2027	93,599
	GSAMP Trust
594,620	0.319%, 8/25/2036[a]	541,688
	Popular ABS Mortgage Pass- Through Trust
900,000	5.297%, 11/25/2035	541,201
	Renaissance Home Equity Loan Trust
1,490,430	5.608%, 5/25/2036	865,360
1,000,000	5.285%, 1/25/2037	477,691
	Wachovia Asset Securitization, Inc.
2,348,981	0.379%, 7/25/2037[a,b,c]	1,710,626

	Total	10,333,380

Basic Materials (2.0%)
	Alcoa, Inc.
500,000	5.400%, 4/15/2021	525,504
	ArcelorMittal
600,000	6.125%, 6/1/2018	632,374
	Dow Chemical Company
800,000	4.250%, 11/15/2020	849,079
	Freeport-McMoRan Copper & Gold, Inc.
550,000	3.550%, 3/1/2022	543,446
	Gold Fields Orogen Holding BVI, Ltd.
1,300,000	4.875%, 10/7/2020[d]	1,230,649
	Rio Tinto Finance USA plc
750,000	2.000%, 3/22/2017	758,351
	Teck Resources, Ltd.
1,000,000	10.250%, 5/15/2016	1,146,374

	Total	5,685,777

Capital Goods (1.2%)
	Boeing Capital Corporation
800,000	2.125%, 8/15/2016	831,446
	John Deere Capital Corporation
750,000	0.681%, 6/16/2014[a]	753,022
	Republic Services, Inc.
400,000	5.000%, 3/1/2020	456,476
800,000	5.250%, 11/15/2021	931,325
	Textron, Inc.
500,000	7.250%, 10/1/2019	582,558

	Total	3,554,827

Collateralized Mortgage Obligations (2.0%)
	Bear Stearns Mortgage Funding Trust
468,997	0.519%, 8/25/2036[a]	133,822
	Chase Mortgage Finance Corporation
15,012	5.231%, 1/25/2036	165
	Countrywide Alternative Loan Trust
1,300,828	6.000%, 1/25/2037	897,911
	GMAC Mortgage Corporation Loan Trust
737,871	4.954%, 9/19/2035	653,680
	HomeBanc Mortgage Trust
1,720,432	2.557%, 4/25/2037	1,066,468
	J.P. Morgan Alternative Loan Trust
2,361,829	2.790%, 3/25/2036	1,363,260
717,800	6.500%, 3/25/2036	500,185
	Master Asset Securitization Trust
767,343	0.739%, 6/25/2036[a]	416,137
	WaMu Mortgage Pass-Through Certificates
340,582	2.511%, 8/25/2046	237,069
	Wells Fargo Mortgage Backed Securities Trust
581,758	6.000%, 7/25/2037	538,129

	Total	5,806,826

Commercial Mortgage-Backed Securities (7.3%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,301,191	5.613%, 6/11/2050	1,345,139
1,678,375	0.390%, 3/15/2022[a,d]	1,675,216
	Citigroup/Deutsche Bank Commercial Mortgage
1,250,000	5.322%, 12/11/2049	1,384,985
	Commercial Mortgage Pass-Through Certificates
4,000,000	0.370%, 12/15/2020[a,d]	3,620,640
	Credit Suisse Mortgage Capital Certificates
1,667,090	0.410%, 10/15/2021[a,d]	1,569,093
1,200,000	5.467%, 9/15/2039	1,322,759
	Government National Mortgage Association
1,925,385	3.214%, 1/16/2040	2,019,516
	GS Mortgage Securities Corporation II
3,000,000	1.260%, 3/6/2020[a,d]	2,958,672
	LB-UBS Commercial Mortgage Trust
700,000	5.866%, 9/15/2045	798,972
	Morgan Stanley Capital I
1,000,000	3.224%, 7/15/2049	1,060,417
	Morgan Stanley Capital, Inc.
800,000	5.406%, 3/15/2044	762,567
	Wachovia Bank Commercial Mortgage Trust
2,000,000	5.765%, 7/15/2045	2,261,632

	Total	20,779,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Communications Services (2.9%)
	American Tower Corporation
$1,000,000	5.050%, 9/1/2020	$1,058,075
	CBS Corporation
800,000	8.875%, 5/15/2019	1,066,313
	CenturyLink, Inc.
500,000	5.800%, 3/15/2022	495,702
	Cox Communications, Inc.
750,000	8.375%, 3/1/2039[d]	1,076,839
	Crown Castle Towers, LLC
800,000	4.883%, 8/15/2020[d]	848,571
	Frontier Communications Corporation
681,000	6.250%, 1/15/2013	696,322
	Qwest Communications International, Inc.
450,000	7.125%, 4/1/2018	480,375
	Rogers Communications, Inc.
130,000	8.750%, 5/1/2032	184,908
	SBA Tower Trust
800,000	5.101%, 4/15/2017[d]	870,566
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[d]	518,500
	Verizon Communications, Inc.
350,000	8.950%, 3/1/2039	554,485
	Virgin Media Secured Finance plc
400,000	5.250%, 1/15/2021	444,324

	Total	8,294,980

Consumer Cyclical (1.1%)
	California Institute of Technology
750,000	4.700%, 11/1/2111	745,365
	Ford Motor Credit Company, LLC
400,000	5.000%, 5/15/2018	432,252
	Macy’s Retail Holdings, Inc.
800,000	7.450%, 7/15/2017	978,330
	Toyota Motor Credit Corporation
1,000,000	1.250%, 11/17/2014	1,013,006

	Total	3,168,953

Consumer Non-Cyclical (2.5%)
	Altria Group, Inc.
525,000	9.700%, 11/10/2018	712,864
	Celgene Corporation
1,000,000	3.950%, 10/15/2020	1,046,450
	Coca-Cola Enterprises, Inc.
500,000	3.250%, 8/19/2021	507,256
	Colgate-Palmolive Company
500,000	2.625%, 5/1/2017	534,163
	CVS Caremark Corporation
500,000	6.125%, 9/15/2039	602,120
	Energizer Holdings, Inc.
500,000	4.700%, 5/19/2021	530,427
	Express Scripts Holding Company
400,000	3.900%, 2/15/2022[d]	411,634
	HCA, Inc.
800,000	6.500%, 2/15/2020	856,000
	Koninklijke Philips Electronics NV
600,000	3.750%, 3/15/2022	618,217
	Quest Diagnostics, Inc.
350,000	4.700%, 4/1/2021	386,275
	SABMiller Holdings, Inc.
800,000	3.750%, 1/15/2022[d]	832,009

	Total	7,037,415

Energy (3.2%)
	BP Capital Markets plc
1,000,000	4.500%, 10/1/2020	1,111,147
	Cameron International Corporation
250,000	4.500%, 6/1/2021	273,054
	Canadian Oil Sands, Ltd.
500,000	4.500%, 4/1/2022[d]	513,469
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017	1,342,777
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019	987,500
	International Petroleum Investment Company, Ltd.
1,000,000	5.000%, 11/15/2020[d]	1,037,500
	Nabors Industries, Inc.
400,000	4.625%, 9/15/2021	424,653
	Schlumberger Norge AS
400,000	4.200%, 1/15/2021[d]	442,050
	Transocean, Inc.
800,000	7.375%, 4/15/2018	950,489
	Valero Energy Corporation
800,000	6.125%, 2/1/2020	930,422
	Weatherford International, Ltd.
500,000	6.000%, 3/15/2018	572,567
500,000	5.125%, 9/15/2020	535,781

	Total	9,121,409

Financials (14.1%)
	Ally Financial, Inc.
400,000	4.500%, 2/11/2014	404,000
	American Express Bank FSB
500,000	6.000%, 9/13/2017	590,551
	Bank of America Corporation
400,000	5.650%, 5/1/2018	423,051
400,000	5.875%, 2/7/2042	395,301
	Bank of New York Mellon Corporation
450,000	1.342%, 11/24/2014[a]	456,845
450,000	1.700%, 11/24/2014	457,890
	Barclays Bank plc
550,000	5.140%, 10/14/2020	526,184
	Bear Stearns Companies, LLC
800,000	6.400%, 10/2/2017	933,615
	Blackstone Holdings Finance Company, LLC
850,000	6.625%, 8/15/2019[d]	920,166
	Boston Properties, LP
800,000	4.125%, 5/15/2021	837,482
	Capital One Capital V
850,000	10.250%, 8/15/2039	886,125
	Citigroup, Inc.
1,250,000	1.398%, 4/1/2014[a]	1,226,622
	CNA Financial Corporation
800,000	6.500%, 8/15/2016	903,098

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Financials (14.1%) - continued
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
$500,000	4.750%, 1/15/2020[d]	$536,084
500,000	11.000%, 12/29/2049[d,e]	635,000
	Credit Suisse of New York, Convertible
350,000	0.500%, 6/22/2018[f]	334,320
	Credit Suisse Securities USA, LLC
1,200,000	1.000%, 4/28/2017[g]	1,224,120
	Danske Bank AS
450,000	3.875%, 4/14/2016[d]	439,271
	Discover Bank
500,000	7.000%, 4/15/2020	581,482
	Eksportfinans ASA
500,000	2.375%, 5/25/2016	446,065
	Fairfax Financial Holdings, Ltd.
800,000	5.800%, 5/15/2021[d]	777,290
	Fifth Third Bancorp
650,000	5.450%, 1/15/2017	720,769
	FUEL Trust
500,000	3.984%, 6/15/2016[d]	517,992
	General Electric Capital Corporation
800,000	3.800%, 6/18/2019[d]	805,744
300,000	6.750%, 3/15/2032	365,655
	Goldman Sachs Group, Inc., Convertible
20,398	1.000%, 11/9/2012[d,h]	640,905
	HCP, Inc.
800,000	5.375%, 2/1/2021	881,375
	Health Care REIT, Inc.
800,000	6.125%, 4/15/2020	895,412
	HSBC Holdings plc
575,000	6.500%, 5/2/2036	634,030
	ING Bank NV
250,000	5.000%, 6/9/2021[d]	254,655
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015	332,250
	KeyCorp
450,000	5.100%, 3/24/2021	505,873
	Liberty Property, LP
630,000	5.500%, 12/15/2016	697,093
	Lloyds TSB Bank plc
600,000	6.500%, 9/14/2020[d]	574,426
	Merrill Lynch & Company, Inc.
475,000	6.875%, 4/25/2018	529,312
	Metropolitan Life Global Funding I
750,000	3.650%, 6/14/2018[d]	789,416
	Morgan Stanley
800,000	7.300%, 5/13/2019	858,668
	Nordea Eiendomskreditt AS
750,000	1.875%, 4/7/2014[d]	763,834
	PNC Funding Corporation
800,000	5.125%, 2/8/2020	922,014
	Principal Financial Group, Inc.
800,000	8.875%, 5/15/2019	1,036,170
	Prudential Financial, Inc.
1,150,000	6.100%, 6/15/2017	1,343,373
390,000	5.700%, 12/14/2036	410,789
	Rabobank Capital Funding Trust II
405,000	5.260%, 12/29/2049[d,e]	389,991
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	1,042,200
	Royal Bank of Canada
850,000	1.166%, 10/30/2014[a]	857,541
	Simon Property Group, LP
800,000	4.375%, 3/1/2021	868,238
	SLM Corporation
400,000	6.250%, 1/25/2016	412,000
400,000	8.000%, 3/25/2020	425,000
	SSIF Nevada, LP
750,000	1.167%, 4/14/2014[a,d]	744,258
	State Street Capital Trust III
1,200,000	5.464%, 1/29/2049[a,e]	1,204,704
	Swiss RE Capital I, LP
850,000	6.854%, 5/29/2049[d,e]	781,705
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	444,121
	UBS AG/London
900,000	1.875%, 1/23/2015[d]	907,736
	UnitedHealth Group, Inc.
550,000	6.500%, 6/15/2037	699,906
	University of Pennsylvania
750,000	4.674%, 9/1/2112	775,223
	USB Capital XIII Trust
800,000	6.625%, 12/15/2039	815,784
	Wachovia Bank NA
770,000	4.875%, 2/1/2015	830,138
	Willis North America, Inc.
760,000	6.200%, 3/28/2017	856,752

	Total	40,469,614

Foreign Government (2.4%)
	Bank Nederlandse Gemeenten NV
900,000	4.375%, 2/16/2021[d]	982,839
	Chile Government International Bond
800,000	3.875%, 8/5/2020	878,400
	Corporacion Andina de Fomento
375,000	5.750%, 1/12/2017	421,005
	Mexico Government International Bond
500,000	6.050%, 1/11/2040	623,750
	Province of British Columbia
1,375,000	2.650%, 9/22/2021	1,418,588
	Province of Manitoba
1,000,000	1.300%, 4/3/2017	1,005,661
	Province of New Brunswick
750,000	2.750%, 6/15/2018	796,606
	Province of Ontario
800,000	1.600%, 9/21/2016	809,472

	Total	6,936,321

Mortgage-Backed Securities (22.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
7,700,000	3.000%, 6/1/2027[i]	8,006,797
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
16,350,000	3.000%, 5/1/2027[i]	17,060,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (104.1%)	Value
Mortgage-Backed Securities (22.8%) - continued
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
$7,000,000	3.500%, 6/1/2042[i]	$7,248,281
30,150,000	5.500%, 6/1/2042[i]	32,929,453

	Total	65,244,742

Technology (0.8%)
	Affiliated Computer Services, Inc.
800,000	5.200%, 6/1/2015	867,101
	Hewlett-Packard Company
750,000	4.300%, 6/1/2021	771,284
	Xerox Corporation
600,000	4.500%, 5/15/2021	626,483

	Total	2,264,868

Transportation (1.0%)
	Continental Airlines, Inc.
625,000	4.150%, 4/11/2024	615,625
	CSX Corporation
800,000	3.700%, 10/30/2020	843,854
	Delta Air Lines, Inc.
476,609	4.950%, 11/23/2019	502,251
	ERAC USA Finance, LLC
800,000	5.250%, 10/1/2020[d]	880,701

	Total	2,842,431

U.S. Government and Agencies (32.3%)
	Federal Home Loan Banks
10,000,000	0.170%, 4/19/2013[a]	10,000,000
1,750,000	1.375%, 5/28/2014	1,789,433
	Federal Home Loan Mortgage Corporation
5,000,000	0.190%, 6/17/2013[a]	5,001,710
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	1,913,907
100,000	3.500%, 2/15/2039	108,562
6,650,000	3.125%, 11/15/2041	6,670,781
	U.S. Treasury Notes
500,000	2.250%, 5/31/2014	520,313
1,750,000	0.750%, 6/15/2014	1,767,091
4,120,000	0.250%, 2/15/2015	4,106,161
9,500,000	2.000%, 1/31/2016	10,009,884
3,800,000	0.875%, 2/28/2017	3,818,407
400,000	1.500%, 8/31/2018	408,500
21,325,000	1.250%, 1/31/2019	21,318,347
1,000,000	3.125%, 5/15/2021	1,114,766
5,175,000	2.000%, 2/15/2022	5,213,812
	U.S. Treasury Notes, TIPS
5,011,000	0.125%, 4/15/2017	5,364,511
6,139,422	1.125%, 1/15/2021	7,041,150
6,134,892	0.125%, 1/15/2022	6,415,753

	Total	92,583,088

U.S. Municipals (0.4%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
850,000	6.718%, 1/1/2049	1,104,201

	Total	1,104,201

Utilities (4.5%)
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	923,551
	Comision Federal de Electricidad
350,000	4.875%, 5/26/2021[d]	370,125
	Energy Transfer Partners, LP
1,000,000	4.650%, 6/1/2021	1,034,789
	Enterprise Products Operating, LLC
800,000	5.200%, 9/1/2020	915,178
	Exelon Generation Company, LLC
1,000,000	4.000%, 10/1/2020	1,031,347
515,000	5.750%, 10/1/2041	573,378
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015	918,228
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[d]	898,616
	Kinder Morgan Energy Partners, LP
400,000	5.300%, 9/15/2020	447,964
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	992,824
	NiSource Finance Corporation
400,000	6.125%, 3/1/2022	477,649
	ONEOK Partners, LP
450,000	8.625%, 3/1/2019	588,474
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	889,450
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	941,848
	Sempra Energy
400,000	2.300%, 4/1/2017	410,287
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,391,103

	Total	12,804,811

	Total Long-Term Fixed Income (cost $293,156,154)	298,033,251

Shares	Mutual Funds (4.5%)	Value
Fixed Income Mutual Funds (4.5%)
2,646,014	Thrivent High Yield Fund	12,939,006

	Total	12,939,006

	Total Mutual Funds (cost $9,800,000)	12,939,006

Shares	Preferred Stock (0.3%)	Value
Financials (0.3%)
4,850	Citigroup, Inc., Convertible[j]	472,730
56,005	Federal National Mortgage Association, 8.250%[e,k]	68,886
16,000	HSBC Holdings plc, 8.000%[e]	439,360

	Total	980,976

	Total Preferred Stock (cost $1,696,117)	980,976

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Short-Term Investments (12.7%)[l]	Value
	Federal Home Loan Bank Discount Notes
3,000,000	0.095%, 5/9/2012[m]	$2,999,937
15,000,000	0.095%, 5/11/2012[m]	14,999,604
8,000,000	0.053%, 5/18/2012[m]	7,999,799
10,000,000	0.090%, 6/20/2012[m]	9,998,750
	Federal National Mortgage Association Discount Notes
300,000	0.120%, 7/18/2012[m,n]	299,922

	Total Short-Term Investments (at amortized cost)	36,298,012

	Total Investments (cost $340,950,283) 121.6%	$348,251,245

	Other Assets and Liabilities, Net (21.6%)	(61,830,034)

	Total Net Assets 100.0%	$286,421,211

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
b	All or a portion of the security is insured or guaranteed.
c

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of April 30, 2012.

Security	Acquisition Date	Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$2,348,981

d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $31,216,162 or 10.9% of total net assets.

e	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
f	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
g	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
h	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j

Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
m	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
n	At April 30, 2012, $299,922 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,956,466
Gross unrealized depreciation	(8,108,008)

Net unrealized appreciation (depreciation)	$6,848,458

Cost for federal income tax purposes	$341,402,787

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Core Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	10,333,380	–	10,333,380	–
Basic Materials	5,685,777	–	5,685,777	–
Capital Goods	3,554,827	–	3,554,827	–
Collateralized Mortgage Obligations	5,806,826	–	5,806,826	–
Commercial Mortgage-Backed Securities	20,779,608	–	20,779,608	–
Communications Services	8,294,980	–	8,294,980	–
Consumer Cyclical	3,168,953	–	3,168,953	–
Consumer Non-Cyclical	7,037,415	–	7,037,415	–
Energy	9,121,409	–	9,121,409	–
Financials	40,469,614	–	38,270,269	2,199,345
Foreign Government	6,936,321	–	6,936,321	–
Mortgage-Backed Securities	65,244,742	–	65,244,742	–
Technology	2,264,868	–	2,264,868	–
Transportation	2,842,431	–	2,842,431	–
U.S. Government and Agencies	92,583,088	–	92,583,088	–
U.S. Municipals	1,104,201	–	1,104,201	–
Utilities	12,804,811	–	12,804,811	–

Mutual Funds
Fixed Income Mutual Funds	12,939,006	12,939,006	–	–

Preferred Stock
Financials	980,976	980,976	–	–
Short-Term Investments	36,298,012	–	36,298,012	–

Total	$348,251,245	$13,919,982	$332,131,918	$2,199,345

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	104,131	104,131	–	–
Credit Default Swaps	36,416	–	36,416	–

Total Asset Derivatives	$140,547	$104,131	$36,416	$–

Liability Derivatives
Futures Contracts	434,000	434,000	–	–
Credit Default Swaps	125,988	–	125,988	–

Total Liability Derivatives	$559,988	$434,000	$125,988	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	June 2012	($22,023,133)	($22,054,688)	($31,555)
5-Yr. U.S. Treasury Bond Futures	(45)	June 2012	(5,548,925)	(5,570,859)	(21,934)
10-Yr. U.S. Treasury Bond Futures	(270)	June 2012	(35,335,427)	(35,715,938)	(380,511)
20-Yr. U.S. Treasury Bond Futures	80	June 2012	11,325,869	11,430,000	104,131
Total Futures Contracts					($329,869)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$6,000,000	($328,772)	$202,784	($125,988)
CDX IG, Series 18, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2017	12,000,000	64,332	(27,916)	36,416
Total Credit Default Swaps					$174,868	($89,572)

1

As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	104,131
Total Interest Rate Contracts		104,131

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	36,416
Total Credit Contracts		36,416

Total Asset Derivatives		$140,547

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	434,000
Total Interest Rate Contracts		434,000

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	125,988
Total Credit Contracts		125,988

Total Liability Derivatives		$559,988

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(315,490)

Total Interest Rate Contracts		(315,490)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	300,089
Total Credit Contracts		300,089

Total		($15,401)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(537,227)
Total Interest Rate Contracts		(537,227)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(775,057)
Total Credit Contracts		(775,057)

Total		($1,312,284)

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$74,197,901	25.4%	N/A	N/A
Credit Contracts	N/A	N/A	$18,669,008	6.4%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
High Yield	$12,489,184	$–	$–	2,646,014	$12,939,006	$483,251
Total Value and Income Earned	12,489,184				12,939,006	483,251

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (97.7%)	Value
Commercial Mortgage-Backed Securities (1.5%)
	Government National Mortgage Association
$869,666	2.164%, 3/16/2033	$883,839
770,154	3.214%, 1/16/2040	807,807

	Total	1,691,646

Financials (9.0%)
	Achmea Hypotheekbank NV
608,000	3.200%, 11/3/2014[a]	635,815
	Bank of Montreal
750,000	2.625%, 1/25/2016[a]	790,641
	Bank of Nova Scotia
500,000	1.450%, 7/26/2013[a]	506,006
	Canadian Imperial Bank of Commerce
1,000,000	2.600%, 7/2/2015[a]	1,051,160
	Cie de Financement Foncier
500,000	2.250%, 3/7/2014[a]	504,400
	Dexia Credit Local SA
1,000,000	2.750%, 4/29/2014[a]	973,990
	International Bank for Reconstruction & Development
1,000,000	2.375%, 5/26/2015	1,053,382
	National Bank of Canada
500,000	2.200%, 10/19/2016[a]	518,457
	NCUA Guaranteed Notes
763,322	0.691%, 10/7/2020[b]	765,231
	Private Export Funding Corporation
1,000,000	1.375%, 2/15/2017	1,015,443
	Royal Bank of Canada
1,000,000	3.125%, 4/14/2015[a]	1,059,650
	Toronto-Dominion Bank
1,000,000	2.200%, 7/29/2015[a]	1,039,263

	Total	9,913,438

Foreign Government (3.4%)
	Bank Nederlandse Gemeenten NV
1,275,000	4.375%, 2/16/2021[a]	1,392,355
	Kommunalbanken AS
500,000	2.750%, 5/5/2015[a]	525,476
	Kreditanstalt fuer Wiederaufbau
825,000	0.250%, 6/17/2013[b]	824,245
	Province of British Columbia
1,000,000	2.650%, 9/22/2021	1,031,700

	Total	3,773,776

Mortgage-Backed Securities (6.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
500,000	3.000%, 6/1/2027[c]	519,922
	Federal National Mortgage Association
708,976	2.250%, 6/25/2025	728,749
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
750,000	3.000%, 5/1/2027[c]	782,578
750,000	3.000%, 6/1/2027[c]	780,586
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,500,000	3.500%, 6/1/2042[c]	1,553,203
2,500,000	5.500%, 6/1/2042[c]	2,730,469

	Total	7,095,507

U.S. Government and Agencies (77.4%)
	FDIC Structured Sale Guaranteed Notes
400,000	Zero Coupon, 1/7/2014[a]	393,952
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,037,881
1,000,000	2.000%, 7/27/2016	1,043,216
	Federal Home Loan Banks
3,875,000	0.375%, 1/29/2014	3,878,367
2,000,000	1.375%, 5/28/2014	2,045,066
6,150,000	5.000%, 11/17/2017	7,427,306
	Federal Home Loan Mortgage Corporation
3,000,000	2.375%, 1/13/2022	3,018,111
	Federal National Mortgage Association
2,100,000	1.250%, 2/27/2014	2,139,201
2,550,000	0.500%, 5/27/2015	2,546,777
25,000	4.375%, 10/15/2015	28,170
500,000	1.375%, 11/15/2016	510,461
1,250,000	6.250%, 5/15/2029	1,737,655
	John Sevier Combined Cycle Generation, LLC
1,000,000	4.626%, 1/15/2042	1,080,780
	Tennessee Valley Authority
1,225,000	5.250%, 9/15/2039	1,523,355
	U.S. Treasury Bonds
2,125,000	7.625%, 2/15/2025	3,394,687
850,000	6.500%, 11/15/2026	1,270,485
1,750,000	3.125%, 11/15/2041	1,755,469
	U.S. Treasury Bonds, TIPS
332,093	2.375%, 1/15/2025	433,355
342,277	2.125%, 2/15/2040	468,331
	U.S. Treasury Notes
500,000	0.250%, 2/15/2015	498,320
2,050,000	2.000%, 1/31/2016	2,160,028
2,800,000	2.625%, 2/29/2016	3,017,000
5,000,000	0.875%, 2/28/2017	5,024,220
3,500,000	3.250%, 3/31/2017	3,911,250
1,500,000	2.250%, 11/30/2017	1,604,883
3,500,000	2.375%, 6/30/2018	3,766,056
4,850,000	1.500%, 8/31/2018	4,953,062
1,500,000	1.375%, 11/30/2018	1,515,587
6,620,000	1.250%, 1/31/2019	6,617,935
7,510,000	2.000%, 2/15/2022	7,566,325
	U.S. Treasury Notes, TIPS
1,663,106	2.000%, 1/15/2014	1,765,360
715,272	1.625%, 1/15/2015	777,132
1,969,462	0.500%, 4/15/2015	2,085,168
1,252,750	0.125%, 4/15/2017	1,341,128
1,537,620	2.625%, 7/15/2017	1,861,841

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (97.7%)	Value
U.S. Government and Agencies (77.4%) - continued
$1,560,870	1.125%, 1/15/2021	$1,790,123

	Total	85,988,043

	Total Long-Term Fixed Income (cost $103,827,777)	108,462,410

Principal Amount	Short-Term Investments (5.8%)[d]	Value
	Federal Home Loan Bank Discount Notes
6,500,000	0.095%, 5/9/2012[e]	6,499,863

	Total Short-Term Investments (at amortized cost)	6,499,863

	Total Investments (cost $110,327,640) 103.5%	$114,962,273

	Other Assets and Liabilities, Net (3.5%)	(3,901,921)

	Total Net Assets 100.0%	$111,060,352

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $9,391,165 or 8.5% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
e	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Definitions:

TIPS - Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,665,562
Gross unrealized depreciation	(30,929)

Net unrealized appreciation (depreciation)	$4,634,633

Cost for federal income tax purposes	$110,327,640

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Government Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Commercial Mortgage-Backed Securities	1,691,646	–	1,691,646	–
Financials	9,913,438	–	9,913,438	–
Foreign Government	3,773,776	–	3,773,776	–
Mortgage-Backed Securities	7,095,507	–	7,095,507	–
U.S. Government and Agencies	85,988,043	–	85,988,043	–
Short-Term Investments	6,499,863	–	6,499,863	–

Total	$114,962,273	$–	$114,962,273	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Asset-Backed Securities (11.5%)
	Avis Budget Rental Car Funding
$3,500,000	2.370%, 11/20/2014[a]	$3,563,095
	Bank of America Auto Trust
850,668	1.390%, 3/15/2014[a]	852,416
	Carrington Mortgage Loan Trust
1,000,000	0.389%, 8/25/2036[b]	341,050
	Chrysler Financial Auto Securitization
524,391	2.820%, 1/15/2016	526,770
	Citibank Omni Master Trust
4,000,000	4.900%, 11/15/2018[a]	4,382,596
	CNH Equipment Trust
858,918	7.210%, 12/16/2013	861,244
	Countrywide Asset-Backed Certificates
229,732	5.549%, 8/25/2021[c]	210,322
	Countrywide Home Loans, Inc.
1,096,236	6.085%, 6/25/2021[c]	765,200
	Credit Based Asset Servicing and Securitization, LLC
782,292	5.501%, 12/25/2036	493,463
	Discover Card Master Trust
4,500,000	0.890%, 9/15/2015[b]	4,521,101
	Enterprise Fleet Financing, LLC
4,442,040	1.430%, 10/20/2016[a]	4,442,870
	First Franklin Mortgage Loan Asset-Backed Certificates
86,028	5.500%, 3/25/2036[d,e]	1
	First Horizon ABS Trust
410,077	0.369%, 9/25/2029[b,c]	303,411
	First National Master Note Trust
5,500,000	1.590%, 7/15/2015[b]	5,513,524
	Ford Credit Floor Plan Master Owner Trust
5,000,000	1.500%, 9/15/2015	5,043,730
	Fosse Master Issuer plc
3,500,000	1.866%, 10/18/2054[a,b]	3,519,688
	GE Capital Credit Card Master Note Trust
3,650,000	3.690%, 7/15/2015	3,675,243
	GMAC Mortgage Corporation Loan Trust
696,121	0.419%, 8/25/2035[b,c]	462,254
942,249	5.750%, 10/25/2036[c]	623,084
1,415,110	0.419%, 12/25/2036[b,c]	1,003,072
	GSAMP Trust
1,713,732	0.419%, 2/25/2036[b]	1,364,275
1,582,663	0.319%, 8/25/2036[b]	1,441,777
	Hyundai Auto Lease Securitization Trust
5,000,000	1.020%, 8/15/2014[a]	5,016,590
	J.P. Morgan Mortgage Trust
1,281,420	2.781%, 2/25/2036	999,774
	John Deere Owner Trust
959,270	3.960%, 5/16/2016	963,029
	Montana Higher Education Student Assistance Corporation
4,000,000	0.840%, 9/20/2022[b,f]	4,000,000
	Mortgage Equity Conversion Asset Trust
2,562,083	0.660%, 1/25/2042[b,d]	2,049,666
2,526,367	0.640%, 2/25/2042[b,d]	2,021,093
	Nissan Auto Receivables Owner Trust
2,328,751	4.740%, 8/17/2015	2,361,740
	Renaissance Home Equity Loan Trust
1,624,448	5.608%, 5/25/2036	943,172
750,000	5.285%, 1/25/2037	358,268
	Santander Drive Auto Receivables Trust
742,417	0.950%, 8/15/2013	742,553
	SLM Student Loan Trust
7,310,386	0.536%, 4/27/2020[b]	7,264,886
3,000,000	1.340%, 1/18/2022[a,b]	2,999,999
6,888,324	0.536%, 4/25/2022[b]	6,856,673
3,666,833	0.546%, 4/25/2023[b]	3,652,539
2,423,654	0.639%, 3/25/2025[b]	2,421,955
6,201,138	0.759%, 3/25/2026[b]	6,162,059
	Toyota Auto Receivables Owner Trust
2,941,972	1.270%, 12/16/2013	2,949,324
	USAA Auto Owner Trust
1,737,215	4.770%, 9/15/2014	1,759,610
	Volkswagen Auto Loan Enhanced Trust
429,923	1.310%, 1/20/2014	430,695
	Wachovia Asset Securitization, Inc.
880,868	0.379%, 7/25/2037[b,c,d]	641,485
	Wachovia Student Loan Trust
4,504,535	0.576%, 7/27/2020[b]	4,479,364
	World Omni Auto Receivables Trust
735,711	1.340%, 12/16/2013	736,930
1,250,000	1.330%, 1/15/2018	1,254,248

	Total	104,975,838

Basic Materials (1.3%)
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,718,615
	BHP Billiton Finance USA, Ltd.
3,000,000	0.735%, 2/18/2014[b]	3,009,147
	Dow Chemical Company
1,500,000	2.500%, 2/15/2016	1,549,854
	Freeport-McMoRan Copper & Gold, Inc.
2,000,000	1.400%, 2/13/2015	1,998,468
750,000	2.150%, 3/1/2017	742,802
	Rio Tinto Finance USA plc
2,500,000	2.000%, 3/22/2017	2,527,837

	Total	11,546,723

Capital Goods (1.0%)
	CRH America, Inc.
1,500,000	4.125%, 1/15/2016	1,529,021
	Danaher Corporation
1,000,000	0.724%, 6/21/2013[b]	1,003,318
	Eaton Corporation
2,000,000	0.804%, 6/16/2014[b]	2,004,520
	John Deere Capital Corporation
3,000,000	0.681%, 6/16/2014[b]	3,012,087

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Capital Goods (1.0%) - continued
	Textron, Inc.
$1,300,000	6.200%, 3/15/2015	$1,427,370

	Total	8,976,316

Collateralized Mortgage Obligations (2.5%)
	American Home Mortgage Assets Trust
1,506,299	1.078%, 11/25/2046[b]	651,007
	Bear Stearns Adjustable Rate Mortgage Trust
856,394	2.400%, 10/25/2035[b]	737,667
	Chase Mortgage Finance Corporation
22,077	5.231%, 1/25/2036	242
	Countrywide Alternative Loan Trust
680,218	5.500%, 11/25/2035	648,517
568,480	5.500%, 2/25/2036	426,590
814,545	6.000%, 1/25/2037	562,249
	Countrywide Home Loans, Inc.
1,063,648	2.696%, 3/20/2036	572,363
1,140,162	2.682%, 9/20/2036	552,293
	Deutsche Alt-A Securities, Inc.
1,796,745	0.928%, 4/25/2047[b]	1,162,537
	GSR Mortgage Loan Trust
1,847,555	0.429%, 8/25/2046[b]	1,472,087
	HomeBanc Mortgage Trust
983,104	2.557%, 4/25/2037	609,410
	Impac CMB Trust
313,777	0.879%, 8/25/2035[b]	222,286
	J.P. Morgan Alternative Loan Trust
1,769,010	2.790%, 3/25/2036	1,021,081
	J.P. Morgan Mortgage Trust
682,993	2.772%, 10/25/2036	535,148
	Master Asset Securitization Trust
1,457,952	0.739%, 6/25/2036[b]	790,661
	Permanent Master plc
5,000,000	2.067%, 7/15/2042[a,b]	5,026,415
	Residential Accredit Loans, Inc.
896,283	3.716%, 9/25/2035	544,980
	Wachovia Mortgage Loan Trust, LLC
736,308	2.799%, 5/20/2036	522,157
	WaMu Mortgage Pass-Through Certificates
1,517,935	1.049%, 10/25/2046[b]	943,051
1,861,153	0.978%, 12/25/2046[b]	1,090,929
1,767,529	0.898%, 1/25/2047[b]	983,512
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,440,143	1.078%, 9/25/2046[b]	607,674
2,185,528	0.908%, 2/25/2047[b]	1,003,551
	Washington Mutual Mortgage Pass-Through Certificates
606,521	0.529%, 10/25/2045[b]	483,563
	Wells Fargo Mortgage Backed Securities Trust
321,899	2.629%, 3/25/2036	282,344
1,178,825	2.662%, 3/25/2036	1,001,461

	Total	22,453,775

Commercial Mortgage-Backed Securities (7.3%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,903,574	5.613%, 6/11/2050	4,035,417
671,350	0.390%, 3/15/2022[a,b]	670,086
1,009,123	5.853%, 6/11/2040	1,045,578
1,000,000	5.331%, 2/11/2044	1,070,820
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,767,241
	Commercial Mortgage Pass-Through Certificates
1,000,000	0.370%, 12/15/2020[a,b]	905,160
1,000,000	5.306%, 12/10/2046	1,122,139
	Credit Suisse First Boston Mortgage Securities Corporation
4,032,873	4.691%, 4/15/2037	4,185,509
	Credit Suisse Mortgage Capital Certificates
625,159	0.410%, 10/15/2021[a,b]	588,410
1,750,000	5.467%, 9/15/2039	1,929,023
	General Electric Commercial Mortgage Corporation
750,000	5.437%, 11/10/2045	831,125
	Government National Mortgage Association
2,908,850	2.870%, 3/16/2051	3,008,536
4,763,266	1.864%, 8/16/2031	4,820,364
5,957,210	2.164%, 3/16/2033	6,054,301
5,006,000	3.214%, 1/16/2040	5,250,743
	Greenwich Capital Commercial Funding Corporation
2,697,000	5.074%, 1/5/2036	2,777,810
4,500,000	5.224%, 4/10/2037	4,883,436
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,500,000	5.429%, 12/12/2043	3,902,899
	LB-UBS Commercial Mortgage Trust
1,102,734	5.303%, 2/15/2040	1,103,178
	Morgan Stanley Capital I
2,350,000	3.224%, 7/15/2049	2,491,980
	Morgan Stanley Capital, Inc.
1,600,000	5.406%, 3/15/2044	1,525,134
3,080,213	5.782%, 4/12/2049	3,164,679
	NCUA Guaranteed Notes
4,284,862	1.600%, 10/29/2020	4,345,784
	Network Rail Infrastructure Finance plc
4,000,000	1.500%, 1/13/2014[a]	4,059,968
	Wachovia Bank Commercial Mortgage Trust
1,500,000	5.765%, 7/15/2045	1,696,224

	Total	67,235,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Communications Services (1.5%)
	Alltel Corporation
$1,325,000	7.000%, 7/1/2012	$1,338,760
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,999,336
	Crown Castle Towers, LLC
1,500,000	3.214%, 8/15/2015[a]	1,525,242
850,000	4.174%, 8/15/2017[a]	889,727
	GTP Acquisition Partners I, LLC
1,500,000	4.347%, 6/15/2016[a]	1,549,437
	Qwest Communications International, Inc.
1,000,000	7.125%, 4/1/2018	1,067,500
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[a]	3,660,339
	Telemar Norte Leste SA
500,000	5.500%, 10/23/2020[a]	518,500
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012	1,108,322
	Vodafone Group plc
500,000	1.625%, 3/20/2017	497,991

	Total	14,155,154

Consumer Cyclical (1.5%)
	American Honda Finance Corporation
3,000,000	1.850%, 9/19/2014[a]	3,049,671
	Daimler Finance North America, LLC
3,000,000	1.083%, 3/28/2014[a,b]	2,980,728
	KIA Motors Corporation
1,000,000	3.625%, 6/14/2016[a]	1,027,472
	Toyota Motor Credit Corporation
3,500,000	1.250%, 11/17/2014	3,545,521
	Volkswagen International Finance NV
3,000,000	1.625%, 3/22/2015[a]	3,009,861

	Total	13,613,253

Consumer Non-Cyclical (2.2%)
	Anheuser-Busch InBev Worldwide, Inc.
2,500,000	1.016%, 1/27/2014[b]	2,515,170
	Aristotle Holding, Inc.
2,000,000	2.650%, 2/15/2017[a]	2,035,954
	Bunge Limited Finance Corporation
1,000,000	4.100%, 3/15/2016	1,052,517
	Cargill, Inc.
1,073,000	4.307%, 5/14/2021[a]	1,168,586
	Celgene Corporation
1,500,000	2.450%, 10/15/2015	1,538,652
	Coca-Cola Enterprises, Inc.
2,000,000	2.000%, 8/19/2016	2,018,010
	General Mills, Inc.
2,000,000	0.848%, 5/16/2014[b,g]	2,002,360
	Lorillard Tobacco Company
1,000,000	3.500%, 8/4/2016	1,047,872
	Molson Coors Brewing Company
1,000,000	2.000%, 5/1/2017[f]	1,003,271
	Quest Diagnostics, Inc.
2,000,000	1.324%, 3/24/2014[b]	2,016,048
	SABMiller Holdings, Inc.
2,000,000	2.450%, 1/15/2017[a]	2,048,210
	Teva Pharmaceutical Finance III BV
2,000,000	0.974%, 3/21/2014[b]	1,998,092

	Total	20,444,742

Energy (1.9%)
	BP Capital Markets plc
4,000,000	1.074%, 3/11/2014[b]	4,030,304
	Cameron International Corporation
2,000,000	1.414%, 6/2/2014[b]	2,002,938
	Cenovus Energy, Inc.
1,000,000	4.500%, 9/15/2014	1,080,620
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,045,746
	Enterprise Products Operating, LLC
2,500,000	3.200%, 2/1/2016	2,657,820
	International Petroleum Investment Company, Ltd.
1,000,000	3.125%, 11/15/2015[a]	1,020,000
	Rowan Companies, Inc.
1,500,000	5.000%, 9/1/2017	1,618,944
	Schlumberger SA
2,500,000	2.650%, 1/15/2016[a]	2,620,490
	Valero Energy Corporation
350,000	6.125%, 2/1/2020	407,060
	Weatherford International, Ltd.
1,000,000	6.000%, 3/15/2018	1,145,134

	Total	17,629,056

Financials (24.2%)
	ABN Amro Bank NV
3,000,000	2.236%, 1/30/2014[a,b]	2,998,467
	Achmea Hypotheekbank NV
3,343,000	3.200%, 11/3/2014[a]	3,495,939
	Ally Financial, Inc.
1,250,000	4.500%, 2/11/2014	1,262,500
	American International Group, Inc.
1,500,000	5.050%, 10/1/2015	1,605,096
	Australia and New Zealand Banking Group, Ltd.
3,500,000	2.400%, 11/23/2016[a]	3,570,760
	Bank of America Corporation
2,000,000	1.886%, 1/30/2014[b]	1,964,470
1,000,000	5.625%, 10/14/2016	1,062,609
	Bank of Montreal
3,250,000	2.625%, 1/25/2016[a]	3,426,111
	Bank of New York Mellon Corporation
1,600,000	1.342%, 11/24/2014[b]	1,624,336
1,600,000	1.700%, 11/24/2014	1,628,054
	Bank of Nova Scotia
2,000,000	1.250%, 11/7/2014[a]	2,018,000
2,000,000	2.150%, 8/3/2016[a]	2,068,876
	Barclays Bank plc
1,500,000	2.375%, 1/13/2014	1,510,254
3,000,000	2.500%, 9/21/2015[a,g]	3,076,761
	Bear Stearns Companies, LLC
1,500,000	6.400%, 10/2/2017	1,750,529
1,250,000	4.650%, 7/2/2018	1,347,640

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Financials (24.2%) - continued
	Berkshire Hathaway Finance Corporation
$2,000,000	2.450%, 12/15/2015	$2,086,186
	Caisse centrale Desjardins du Quebec
2,000,000	2.550%, 3/24/2016[a]	2,095,736
	Canadian Imperial Bank of Commerce
3,500,000	0.900%, 9/19/2014[a]	3,511,221
1,500,000	2.600%, 7/2/2015[a]	1,576,740
	Capital One Financial Corporation
3,000,000	1.617%, 7/15/2014[b]	2,979,297
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[a]	4,187,040
	Cie de Financement Foncier
2,500,000	2.250%, 3/7/2014[a]	2,522,000
	Citigroup, Inc.
2,400,000	1.398%, 4/1/2014[b]	2,355,115
	CNA Financial Corporation
2,000,000	6.500%, 8/15/2016	2,257,744
	Commonwealth Bank of Australia
3,300,000	2.500%, 12/10/2012[a]	3,334,307
	Cooperative Centrale Raiffeisen-Boerenleenbank BA
2,000,000	2.125%, 10/13/2015	2,016,392
	Credit Agricole Home Loan SFH
4,000,000	1.216%, 7/21/2014[a,b]	3,922,312
	Credit Suisse AG Guernsey
1,000,000	1.625%, 3/6/2015[a]	1,002,958
1,000,000	2.600%, 5/27/2016[a]	1,023,669
	Credit Suisse of New York, Convertible
1,050,000	0.500%, 6/22/2018[h]	1,002,960
	Credit Suisse Securities USA, LLC
3,000,000	1.000%, 4/28/2017[i]	3,060,300
	Danske Bank AS
1,900,000	3.875%, 4/14/2016[a]	1,854,700
	Dexia Credit Local SA
5,000,000	2.750%, 4/29/2014[a]	4,869,950
	DnB NOR Boligkreditt
3,500,000	2.900%, 3/29/2016[a]	3,630,259
	Eksportfinans ASA
1,500,000	2.375%, 5/25/2016	1,338,193
	Fifth Third Bank
2,250,000	0.605%, 5/17/2013[b]	2,232,207
	FUEL Trust
1,250,000	4.207%, 4/15/2016[a]	1,305,268
1,300,000	3.984%, 6/15/2016[a]	1,346,779
	General Electric Capital Corporation
3,000,000	0.734%, 9/15/2014[b]	2,965,161
	Goldman Sachs Group, Inc., Convertible
53,035	1.000%, 11/9/2012[a,j]	1,666,360
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	2,029,296
	Health Care REIT, Inc.
500,000	6.125%, 4/15/2020	559,632
	HSBC Bank plc
4,000,000	1.625%, 7/7/2014[a,g]	4,006,684
	ING Bank NV
3,500,000	2.500%, 1/14/2016[a]	3,573,780
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015	775,250
	Irish Life & Permanent plc
4,000,000	3.600%, 1/14/2013[a]	3,835,292
	J.P. Morgan Chase & Company
3,000,000	1.220%, 9/30/2013[b]	3,020,250
	J.P. Morgan Chase Bank NA
1,000,000	5.875%, 6/13/2016	1,120,205
	Landwirtschaftliche Rentenbank
5,000,000	0.674%, 3/15/2016[a,b]	4,989,565
	Lehman Brothers Holdings E-Capital Trust I
1,500,000	1.273%, 8/19/2065[b,k,l]	0
	Lloyds TSB Bank plc
2,500,000	4.375%, 1/12/2015[a]	2,557,038
300,000	6.500%, 9/14/2020[a]	287,213
	MassMutual Global Funding II
2,500,000	2.000%, 4/5/2017[a]	2,512,735
	Metropolitan Life Global Funding I
1,320,000	5.125%, 4/10/2013[a]	1,373,358
2,250,000	3.650%, 6/14/2018[a]	2,368,249
	Morgan Stanley
2,000,000	4.200%, 11/20/2014	2,006,098
	National Australia Bank, Ltd.
2,500,000	1.416%, 7/25/2014[a,b]	2,512,103
	National Bank of Canada
2,000,000	1.650%, 1/30/2014[a]	2,036,260
1,750,000	2.200%, 10/19/2016[a]	1,814,601
	NCUA Guaranteed Notes
3,816,612	0.691%, 10/7/2020[b]	3,826,153
3,743,295	0.591%, 12/7/2020[b]	3,745,365
	Nederlandse Waterschapsbank NV
3,500,000	1.375%, 5/16/2014[a]	3,516,166
	New York Life Global Funding
4,000,000	3.000%, 5/4/2015[a]	4,216,824
	Nordea Bank AB
2,000,000	3.125%, 3/20/2017[a]	2,019,200
	Nordea Eiendomskreditt AS
4,000,000	1.875%, 4/7/2014[a]	4,073,780
	Oesterreichische Kontrollbank AG
3,250,000	2.000%, 6/3/2016	3,293,433
	Private Export Funding Corporation
3,000,000	2.125%, 7/15/2016	3,149,097
	Prudential Financial, Inc.
2,000,000	5.100%, 9/20/2014	2,159,802
1,000,000	6.100%, 6/15/2017	1,168,150
	Rabobank Capital Funding Trust II
1,012,000	5.260%, 12/29/2049[a,m]	974,495
	Royal Bank of Canada
3,000,000	1.166%, 10/30/2014[b]	3,026,616
4,175,000	3.125%, 4/14/2015[a,g]	4,424,039
	SLM Corporation
1,000,000	8.000%, 3/25/2020	1,062,500
	SSIF Nevada, LP
2,900,000	1.167%, 4/14/2014[a,b]	2,877,798
	Stadshypotek AB
4,000,000	1.020%, 9/30/2013[a,b]	3,996,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (98.0%)	Value
Financials (24.2%) - continued
	State Street Capital Trust III
$1,000,000	5.464%, 1/29/2049[b,m]	$1,003,920
	Sumitomo Mitsui Banking Corporation
3,000,000	1.416%, 7/22/2014[a,b]	3,017,631
	Svenske Exportkredit AB
2,500,000	3.250%, 9/16/2014	2,629,260
	Swedbank Hypotek AB
5,000,000	0.923%, 3/28/2014[a,b]	4,990,155
	Toronto-Dominion Bank
3,000,000	0.646%, 7/26/2013[b]	3,005,856
2,500,000	2.200%, 7/29/2015[a]	2,598,158
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,140,367
	U.S. Central Federal Credit Union
3,500,000	1.900%, 10/19/2012	3,527,293
	UBS AG/London
4,500,000	1.875%, 1/23/2015[a]	4,538,682
	UnitedHealth Group, Inc.
1,000,000	5.500%, 11/15/2012	1,026,612
	Vestjysk Bank AS
3,500,000	1.024%, 6/17/2013[a,b]	3,512,827
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
1,650,000	5.750%, 9/2/2015[a]	1,813,180
	Wells Fargo & Company
2,500,000	2.625%, 12/15/2016	2,584,095

	Total	220,848,419

Foreign Government (4.7%)
	Bank Nederlandse Gemeenten NV
3,500,000	1.500%, 3/28/2014[a]	3,529,001
3,500,000	1.000%, 11/17/2014[a,g]	3,470,953
	Canada Government International Bond
5,500,000	0.875%, 2/14/2017	5,475,382
	Corporacion Andina de Fomento
1,250,000	5.750%, 1/12/2017	1,403,351
	European Investment Bank
4,000,000	1.750%, 3/15/2017	4,040,904
	Hydro Quebec
2,000,000	2.000%, 6/30/2016	2,065,494
	Kommunalbanken AS
4,000,000	2.750%, 5/5/2015[a]	4,203,808
	Kreditanstalt fuer Wiederaufbau
5,500,000	0.250%, 6/17/2013[b]	5,494,968
	Mexico Government International Bond
750,000	5.125%, 1/15/2020	876,750
	Province of British Columbia
3,500,000	2.100%, 5/18/2016	3,652,089
	Province of Manitoba
3,000,000	1.300%, 4/3/2017	3,016,983
	Province of New Brunswick
2,000,000	2.750%, 6/15/2018	2,124,282
	Province of Ontario
3,000,000	1.600%, 9/21/2016	3,035,520

	Total	42,389,485

Mortgage-Backed Securities (4.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,200,000	3.000%, 5/1/2027[f]	3,337,002
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,480,296	6.500%, 9/1/2037	1,670,248
	Federal National Mortgage Association
6,498,948	2.250%, 6/25/2025	6,680,204
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,500,000	3.000%, 5/1/2027[f]	5,738,909
4,100,000	3.000%, 6/1/2027[f]	4,267,203
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
1,554,239	6.000%, 8/1/2024	1,736,150
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
2,001,513	5.834%, 9/1/2037[b]	2,172,786
986,066	5.618%, 10/1/2037[b]	1,071,451
11,340,000	5.500%, 6/1/2042[f]	12,385,406

	Total	39,059,359

Technology (0.8%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,083,876
	Hewlett-Packard Company
2,000,000	0.891%, 5/30/2014[b]	1,976,000
	Texas Instruments, Inc.
2,000,000	0.683%, 5/15/2013[b]	2,006,786
	Xerox Corporation
2,000,000	1.318%, 5/16/2014[b]	1,989,824

	Total	7,056,486

Transportation (1.0%)
	Continental Airlines, Inc.
1,350,000	6.750%, 9/15/2015[a]	1,382,062
2,000,000	4.150%, 4/11/2024	1,970,000
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,725,000
	Erac USA Finance Company
2,500,000	2.750%, 7/1/2013[a]	2,528,810
	Kansas City Southern de Mexico SA de CV
1,500,000	8.000%, 2/1/2018	1,668,750

	Total	9,274,622

U.S. Government and Agencies (31.3%)
	FDIC Structured Sale Guaranteed Notes
6,000,000	Zero Coupon, 1/7/2013[a]	5,978,580
	Federal Agricultural Mortgage Corporation
4,000,000	1.250%, 12/6/2013	4,052,912
2,500,000	2.125%, 9/15/2015	2,594,703
2,500,000	2.000%, 7/27/2016	2,608,040
	Federal Farm Credit Bank
5,000,000	1.375%, 6/25/2013	5,066,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Long-Term Fixed Income (98.0%)	Value
U.S. Government and Agencies (31.3%) - continued
$10,000,000	0.419%, 9/23/2013[b]	$10,017,330
	Federal Home Loan Banks
5,000,000	0.370%, 9/16/2013[b]	5,009,540
3,000,000	0.375%, 1/29/2014	3,002,607
14,500,000	1.375%, 5/28/2014	14,826,728
	Federal National Mortgage Association
4,000,000	0.500%, 5/27/2015	3,994,944
	U.S. Treasury Bonds
3,150,000	3.125%, 11/15/2041	3,159,844
	U.S. Treasury Notes
4,000,000	0.250%, 11/30/2013	4,000,156
27,650,000	1.500%, 12/31/2013	28,219,203
2,500,000	0.250%, 2/28/2014	2,499,902
22,200,000	2.250%, 5/31/2014	23,101,875
33,475,000	0.750%, 6/15/2014	33,801,917
2,000,000	2.375%, 9/30/2014	2,099,218
13,625,000	0.250%, 2/15/2015	13,579,234
44,550,000	2.000%, 1/31/2016	46,941,088
25,250,000	0.875%, 2/28/2017	25,372,311
400,000	2.375%, 6/30/2018	430,406
3,700,000	1.500%, 8/31/2018	3,778,625
12,315,000	1.250%, 1/31/2019	12,311,158
	U.S. Treasury Notes, TIPS
9,220,240	0.125%, 4/15/2017	9,870,700
10,926,090	1.125%, 1/15/2021	12,530,859
6,537,180	0.125%, 1/15/2022	6,836,459

	Total	285,684,674

Utilities (1.0%)
	Enterprise Products Operating, LLC
1,500,000	5.200%, 9/1/2020	1,715,959
	National Rural Utilities Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,427,032
	Northeast Utilities
2,000,000	1.224%, 9/20/2013[b]	2,006,048
	Oncor Electric Delivery Company, LLC
1,300,000	5.750%, 9/30/2020	1,444,855
	ONEOK Partners, LP
350,000	8.625%, 3/1/2019	457,702
	Sempra Energy
1,750,000	2.300%, 4/1/2017	1,795,005
	Virginia Electric & Power Company
640,000	5.100%, 11/30/2012	656,824

	Total	9,503,425

	Total Long-Term Fixed Income (cost $892,389,211)	894,846,871

Shares	Mutual Funds (1.2%)	Value
Fixed Income Mutual Funds (1.2%)
2,247,228	Thrivent High Yield Fund	10,988,947

	Total	10,988,947

	Total Mutual Funds (cost $8,300,000)	10,988,947

Shares	Preferred Stock (0.5%)	Value
Financials (0.3%)
10,250	Citigroup, Inc., Convertible[n]	999,068
72,400	Federal National Mortgage Association, 8.250%[m,o]	89,052
39,000	HSBC Holdings plc, 8.000%[m]	1,070,940

	Total	2,159,060

Utilities (0.2%)
20,000	Southern California Edison Company, 4.580%[m]	1,998,750

	Total	1,998,750

	Total Preferred Stock (cost $5,517,341)	4,157,810

Shares	Collateral Held for Securities Loaned (1.2%)	Value
10,991,120	Thrivent Financial Securities Lending Trust	10,991,120

	Total Collateral Held for Securities Loaned (cost $10,991,120)	10,991,120

Principal Amount	Short-Term Investments (3.3%)[p]	Value
	Federal Home Loan Bank Discount Notes
5,000,000	0.080%, 5/11/2012[q]	4,999,889
5,000,000	0.075%, 5/16/2012[q]	4,999,844
9,000,000	0.053%, 5/18/2012[q]	8,999,776
5,000,000	0.100%, 5/23/2012[q]	4,999,694
	Federal National Mortgage Association Discount Notes
1,100,000	0.120%, 7/18/2012[q,r]	1,099,714
	Total Capital SA
5,400,000	0.130%, 5/1/2012[a,q]	5,400,000

	Total Short-Term Investments (at amortized cost)	30,498,917

	Total Investments (cost $947,696,589) 104.2%	$951,483,665

	Other Assets and Liabilities, Net (4.2%)	(38,611,676)

	Total Net Assets 100.0%	$912,871,989

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $226,564,850 or 24.8% of total net assets.

b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.
c	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of April 30, 2012.

Security	Acquisition Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$85,895
Mortgage Equity Conversion Asset Trust	2/14/2007	$2,526,367
Mortgage Equity Conversion Asset Trust	1/18/2007	$2,562,083
Wachovia Asset Securitization, Inc.	3/16/2007	$880,868

e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan.
h	Denotes equity-linked structured security. This security is linked to the common stock of Berkshire Hathaway, Inc.
i	Denotes equity-linked structured security. This security is linked to the S&P 500 Index.
j	Security is displayed in shares. This security is an equity-linked structured security. This security is linked to the common stock of Microsoft Corporation.
k	Security is fair valued.
l	In bankruptcy. Interest is not being accrued.
m	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
n

Comprised of a 79.7% prepaid stock purchase contract for common stock of Citigroup, Inc. and a 20.3% amortizing note. The quarterly payments received consists of return of capital and 6.15% interest on only the portion that is the note.

o	Non-income producing security.
p	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
q	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
r	At April 30, 2012, $1,099,714 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	- Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$20,766,288
Gross unrealized depreciation	(17,161,537)

Net unrealized appreciation (depreciation)	$3,604,751

Cost for federal income tax purposes	$947,878,914

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Limited Maturity Bond Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Long-Term Fixed Income
Asset-Backed Securities	104,975,838	–	96,905,079	8,070,759
Basic Materials	11,546,723	–	11,546,723	–
Capital Goods	8,976,316	–	8,976,316	–
Collateralized Mortgage Obligations	22,453,775	–	22,453,775	–
Commercial Mortgage-Backed Securities	67,235,544	–	67,235,544	–
Communications Services	14,155,154	–	14,155,154	–
Consumer Cyclical	13,613,253	–	13,613,253	–
Consumer Non-Cyclical	20,444,742	–	20,444,742	–
Energy	17,629,056	–	17,629,056	–
Financials	220,848,419	–	215,118,799	5,729,620
Foreign Government	42,389,485	–	42,389,485	–
Mortgage-Backed Securities	39,059,359	–	39,059,359	–
Technology	7,056,486	–	7,056,486	–
Transportation	9,274,622	–	9,274,622	–
U.S. Government and Agencies	285,684,674	–	285,684,674	–
Utilities	9,503,425	–	9,503,425	–
Mutual Funds
Fixed Income Mutual Funds	10,988,947	10,988,947	–	–
Preferred Stock
Financials	2,159,060	2,159,060	–	–
Utilities	1,998,750	–	1,998,750	–
Collateral Held for Securities Loaned	10,991,120	10,991,120	–	–
Short-Term Investments	30,498,917	–	30,498,917	–

Total	$951,483,665	$24,139,127	$913,544,159	$13,800,379

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	13,016	13,016	–	–
Credit Default Swaps	39,451	–	39,451	–

Total Asset Derivatives	$52,467	$13,016	$39,451	$–

Liability Derivatives
Futures Contracts	740,185	740,185	–	–
Credit Default Swaps	136,488	–	136,488	–

Total Liability Derivatives	$876,673	$740,185	$136,488	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	June 2012	($18,719,663)	($18,746,485)	($26,822)
5-Yr. U.S. Treasury Bond Futures	(1,100)	June 2012	(135,752,111)	(136,176,568)	(424,457)
10-Yr. U.S. Treasury Bond Futures	(205)	June 2012	(26,828,750)	(27,117,656)	(288,906)
20-Yr. U.S. Treasury Bond Futures	10	June 2012	1,415,734	1,428,750	13,016
Total Futures Contracts					($727,169)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 18, 5 Year, at 5.00%; Bank of America	Buy	6/20/2017	$6,500,000	($356,171)	$219,683	($136,488)
CDX IG, Series 18, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	6/20/2017	13,000,000	69,693	(30,242)	39,451
Total Credit Default Swaps					$189,441	($97,037)

1

As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2012, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	13,016
Total Interest Rate Contracts		13,016

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	39,451
Total Credit Contracts		39,451

Total Asset Derivatives		$52,467

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	740,185
Total Interest Rate Contracts		740,185

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	136,488
Total Credit Contracts		136,488

Total Liability Derivatives		$876,673

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2012

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2012, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,014,309)
Total Interest Rate Contracts		(2,014,309)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	325,096
Total Credit Contracts		325,096

Total		($1,689,213)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2012, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income

Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(747,969)
Total Interest Rate Contracts		(747,969)

Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(839,645)
Total Credit Contracts		(839,645)

Total		($1,587,614)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended April 30, 2012.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$182,371,827	19.8%	N/A	N/A
Credit Contracts	N/A	N/A	$20,224,758	2.2%

*	Notional amount represents long or short, or both, derivative positions held by the Fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2011	Gross Purchases	Gross Sales	Shares Held at April 30, 2012	Value April 30, 2012	Income Earned November 1, 2011 - April 30, 2012
High Yield	$10,606,918	$–	$–	2,247,228	$10,988,947	$400,198
Thrivent Financial Securities Lending Trust	25,117,922	183,541,583	197,668,385	10,991,120	10,991,120	35,934
Total Value and Income Earned	35,724,840				21,980,067	436,132

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Principal Amount	Asset Backed Commercial Paper (21.0%)[a]	Value
	Chariot Funding, LLC
$5,920,000	0.300%, 5/29/2012[b,c]	$5,918,618
	Dealers Capital Access
3,000,000	0.400%, 5/2/2012[b]	2,999,967
5,505,000	0.420%, 5/4/2012[b]	5,504,807
5,610,000	0.500%, 5/21/2012[b]	5,608,442
5,690,000	0.600%, 6/20/2012[b]	5,685,258
	Fairway Finance Corporation
5,560,000	0.150%, 5/8/2012[b,c]	5,559,838
	Golden Funding Corporation
5,507,000	0.250%, 5/25/2012[b,c]	5,506,082
2,500,000	0.320%, 6/11/2012[b,c]	2,499,089
5,500,000	0.300%, 6/26/2012[b,c]	5,497,433
	Jupiter Securitization Company, LLC
5,570,000	0.320%, 9/21/2012[b,c]	5,562,920
	Liberty Street Funding, LLC
5,540,000	0.180%, 5/30/2012[b,c]	5,539,197
5,570,000	0.200%, 6/13/2012[b,c]	5,568,669
	Nieuw Amsterdam Receivables Corporation
5,570,000	0.440%, 6/6/2012[b,c]	5,567,549
	Old Line Funding, LLC
3,950,000	0.170%, 6/20/2012[b,c]	3,949,067
5,560,000	0.240%, 7/25/2012[b,c]	5,556,849
5,560,000	0.230%, 8/15/2012[b,c]	5,556,235
	Sydney Capital Corporation
5,770,000	0.300%, 5/14/2012[b,c]	5,769,375
5,590,000	0.300%, 6/15/2012[b,c]	5,587,904
5,570,000	0.270%, 6/25/2012[b,c]	5,567,703
	Thunder Bay Funding, LLC
5,573,000	0.130%, 5/7/2012[b,c]	5,572,879
5,780,000	0.220%, 5/22/2012[b,c]	5,779,258
5,560,000	0.230%, 8/10/2012[b,c]	5,556,412

	Total	115,913,551

Principal Amount	Certificate of Deposit (6.2%)[a]	Value
	Bank of Nova Scotia/Houston
3,175,000	0.550%, 6/11/2012[d]	3,175,000
6,340,000	0.674%, 9/12/2012[d]	6,341,395
	Royal Bank of Canada, New York
6,000,000	0.508%, 5/16/2012[d]	6,000,095
3,428,000	1.099%, 6/18/2012[d]	3,431,334
6,170,000	0.479%, 7/9/2012[d]	6,170,000
	Toronto-Dominion Bank NY
3,000,000	0.486%, 10/19/2012[d]	3,000,000
	Westpac Banking Corporation of New York
5,775,000	0.526%, 10/24/2012[d]	5,775,000

	Total	33,892,824

Principal Amount	Financial Company Commercial Paper (7.4%)[a]	Value
	AllianceBernstein, LP
18,295,000	0.350%, 5/1/2012[c]	18,295,000
5,690,000	0.280%, 5/4/2012[c]	5,689,867
	Prudential Funding, LLC
2,750,000	0.300%, 6/28/2012[b]	2,748,671
	Rabobank USA Financial Corporation
5,690,000	0.390%, 5/9/2012[b]	5,689,507
	Toronto Dominion Holdings
2,750,000	0.270%, 9/20/2012[b,c]	2,747,071
	US Bank NA
5,505,000	0.290%, 7/9/2012	5,501,940

	Total	40,672,056

Principal Amount	Government Agency Debt (29.9%)[a]	Value
	Federal Farm Credit Bank
7,320,000	0.230%, 8/8/2012[b,d]	7,319,771
5,640,000	0.260%, 8/22/2013[b,d]	5,646,022
5,480,000	0.201%, 8/27/2013[b,d]	5,480,000
4,000,000	0.210%, 1/13/2014[b,d]	4,000,732
5,790,000	0.260%, 2/24/2014[b,d]	5,798,069
	Federal Home Loan Banks
6,150,000	0.310%, 1/25/2013[b,d]	6,150,224
	Federal Home Loan Mortgage Corporation
1,000,000	0.150%, 9/17/2012[b]	999,421
4,515,000	0.270%, 10/12/2012[b,d]	4,516,256
3,090,000	0.390%, 9/3/2013[b,d]	3,089,098
5,640,000	0.211%, 11/4/2013[b,d]	5,641,785
	Federal National Mortgage Association
14,130,000	0.390%, 9/13/2012[b,d]	14,134,099
8,000,000	0.270%, 9/17/2012[b,d]	8,000,000
4,872,000	0.150%, 9/26/2012[b]	4,868,995
3,700,000	0.360%, 11/23/2012[b,d]	3,699,586
3,000,000	0.370%, 10/28/2013[b,d]	2,999,542
	Overseas Private Investment Corporation
18,725,000	0.489%, 12/9/2012[b]	18,761,883
12,780,000	0.500%, 12/9/2012[b]	12,805,173
7,295,000	0.500%, 12/9/2012[b]	7,309,368
3,870,000	0.500%, 12/9/2012[b]	3,877,525
	Straight-A Funding, LLC
5,770,000	0.180%, 5/3/2012[b,c]	5,769,942
5,685,000	0.180%, 5/17/2012[b,c]	5,684,546
5,670,000	0.180%, 5/18/2012[b,c]	5,669,518
5,570,000	0.180%, 6/12/2012[b,c]	5,568,830
5,560,000	0.180%, 7/9/2012[b,c]	5,558,082
5,545,000	0.180%, 7/11/2012[b,c]	5,543,032
5,515,000	0.180%, 7/12/2012[b,c]	5,513,015

	Total	164,404,514

Shares	Investment Company (6.6%)	Value
	AIM Investments Institutional Government and Agency Portfolio
100,000	0.020%	100,000
	BlackRock Cash Funds
22,978,000	0.210%	22,978,000
	Dreyfus Institutional Cash Advantage Fund
12,815,000	0.130%	12,815,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Shares	Investment Company (6.6%)	Value
	DWS Money Market Series
$182,024	0.160%	$182,024

	Total	36,075,024

Principal Amount	Other Commercial Paper (7.9%)[a]	Value
	Caisse D’Amortissement de la Dette Sociale
6,400,000	0.490%, 6/22/2012[b,c,d]	6,400,000
	Cargill Global Funding plc
5,490,000	0.130%, 5/2/2012[c]	5,489,980
	Cofco Capital Company
5,495,000	0.300%, 5/1/2012[b]	5,495,000
	Georgia Transmission Corporation
3,900,000	0.360%, 5/29/2012[c]	3,898,908
	Novartis Finance Corporation
5,470,000	0.110%, 5/7/2012[b,c]	5,469,900
	Novartis Securities Investment, Ltd.
5,560,000	0.180%, 6/13/2012[b,c]	5,558,804
	Total Capital SA
5,540,000	0.190%, 5/11/2012[b,c]	5,539,708
5,510,000	0.200%, 6/29/2012[b,c]	5,508,194

	Total	43,360,494

Principal Amount	Other Note (5.0%)[a]	Value
	General Electric Capital Corporation
6,300,000	0.594%, 6/12/2012[b,d]	6,300,018
5,500,000	0.666%, 6/15/2012[b]	5,536,690
6,120,000	0.636%, 7/27/2012[b,d]	6,122,584
5,750,000	0.561%, 8/13/2012[b]	5,799,185
	J.P. Morgan Chase Bank NA
3,290,000	0.536%, 5/17/2013[d]	3,290,000

	Total	27,048,477

Principal Amount	Treasury Debt (4.1%)[a]	Value
	U.S. Treasury Bills
5,685,000	0.115%, 8/9/2012[b]	5,683,184
5,570,000	0.130%, 8/23/2012[b]	5,567,707
5,570,000	0.130%, 8/30/2012[b]	5,567,566
5,570,000	0.145%, 9/13/2012[b]	5,566,971

	Total	22,385,428

Principal Amount	Variable Rate Demand Note (11.8%)[a]	Value
	Denver, Colorado Airport System Revenue Bonds
21,500,000	0.230%, 5/7/2012[b,d]	21,500,000
	Douglas County, Nebraska Hospital Authority No. 2 Health Facilities Revenue Refunding Bonds (Children’s Hospital)
6,700,000	0.280%, 5/1/2012[b,d]	6,700,000
	Lancaster County, Nebraska Hospital Authority No. 1 Hospital Revenue Refunding Bonds (BryanLGH Medical Center)
6,200,000	0.270%, 5/7/2012[b,d]	6,200,000
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
9,000,000	0.260%, 5/7/2012[b,d]	9,000,000
	Overseas Private Investment Corporation
1,420,688	0.200%, 5/2/2012[b,d]	1,420,688
1,810,344	0.200%, 5/2/2012[b,d]	1,810,344
4,298,248	0.200%, 5/2/2012[b,d]	4,298,248
	St. Cloud, Minnesota Health Care Refunding Revenue Bonds (CentraCare Health System)
8,240,000	0.220%, 5/7/2012[b,d]	8,240,000
	Wisconsin State Health & Educational Facilities Authority Revenue Prohealth Care Inc.
6,560,000	0.280%, 5/1/2012[b,d]	6,560,000

	Total	65,729,280

	Total Investments (at amortized cost) 99.9%	$549,481,648

	Other Assets and Liabilities, Net 0.1%	541,807

	Total Net Assets 100.0%	$550,023,455

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2012, the value of these investments was $200,019,474 or 36.4% of total net assets.

d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of April 30, 2012.

Cost for federal income tax purposes	$549,481,648

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 30, 2012

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2012, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	115,913,551	–	115,913,551	–
Certificate of Deposit	33,892,824	–	33,892,824	–
Financial Company Commercial Paper	40,672,056	–	40,672,056	–
Government Agency Debt	164,404,514	–	164,404,514	–
Investment Company	36,075,024	36,075,024	–	–
Other Commercial Paper	43,360,494	–	43,360,494	–
Other Note	27,048,477	–	27,048,477	–
Treasury Debt	22,385,428	–	22,385,428	–
Variable Rate Demand Note	65,729,280	–	65,729,280	–

Total	$549,481,648	$36,075,024	$513,406,624	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of April 30, 2012 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$555,902,563	$1,348,432,835	$1,383,816,851	$668,809,761
Investments in securities at value	208,768,659	485,276,298	504,145,831	295,128,365
Investments in affiliates at value	391,243,895	928,947,493	945,057,677	402,700,684
Investments at Value	600,012,554	1,414,223,791	1,449,203,508	697,829,049

Cash	1,426,431	1,915,876	2,707,622	2,544,166
Initial margin deposit on open future contracts	–	–	–	–
Dividends and interest receivable	294,133	825,519	1,178,024	728,489
Prepaid expenses	36,922	50,509	54,445	40,329
Receivable for investments sold	5,580,819	28,981,343	31,323,463	23,069,701
Receivable for fund shares sold	288,615	706,484	520,679	343,137
Receivable for forward contracts	–	–	–	–
Receivable for variation margin	1,023,814	1,082,989	633,254	170,093
Total Assets	608,663,288	1,447,786,511	1,485,620,995	724,724,964

Liabilities
Accrued expenses	92,801	148,038	129,883	69,484
Payable for investments purchased	22,055,220	95,703,996	125,801,827	91,693,589
Payable upon return of collateral for securities loaned	207,100	444,099	1,773,641	822,599
Payable for fund shares redeemed	210,514	329,152	795,974	163,165
Payable for forward contracts	–	–	–	–
Swap agreements, at value	–	–	439,366	405,569
Payable for variation margin	419,521	477,238	285,393	51,475
Payable to affiliate	351,733	789,023	747,975	366,877
Mortgage dollar roll deferred revenue	11,485	34,678	40,726	39,952
Total Liabilities	23,348,374	97,926,224	130,014,785	93,612,710

Net Assets
Capital stock (beneficial interest)	547,371,349	1,297,521,099	1,298,382,923	602,895,114
Accumulated undistributed net investment income/(loss)	(31,034)	2,661,777	722,290	494,872
Accumulated undistributed net realized gain/(loss)	(7,787,527)	(17,871,018)	(10,873,680)	(2,126,364)
Net unrealized appreciation/(depreciation) on:
Investments	16,337,354	28,244,134	21,181,118	9,316,278
Affiliated investments	27,772,637	37,546,822	44,205,539	19,703,010
Futures contracts	1,652,227	1,757,674	1,868,072	704,793
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	(92)	(201)	(118)	–
Swap agreements	–	–	120,066	124,551
Total Net Assets	$585,314,914	$1,349,860,287	$1,355,606,210	$631,112,254

Class A Share Capital	$499,649,159	$1,257,670,723	$1,291,438,956	$604,824,122
Shares of beneficial interest outstanding (Class A)	43,375,052	109,579,033	113,843,149	54,449,071
Net asset value per share	$11.52	$11.48	$11.34	$11.11
Maximum public offering price	$12.19	$12.15	$12.00	$11.76
Institutional Class Share Capital	$85,665,755	$92,189,564	$64,167,254	$26,288,132
Shares of beneficial interest outstanding (Institutional Class)	7,393,956	7,986,467	5,644,300	2,360,639
Net asset value per share	$11.59	$11.54	$11.37	$11.14

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$119,600,574	$179,500,488	$297,622,320	$326,544,405	$110,570,477	$653,982,790	$659,058,993
130,379,717	226,806,364	292,951,969	410,695,386	126,637,253	765,826,622	678,769,773
11,948,436	9,073,140	14,847,737	12,370,400	1,521,457	11,687,800	–
142,328,153	235,879,504	307,799,706	423,065,786	128,158,710	777,514,422	678,769,773

3,835,703	11,945	2,498,322	11,191	1,163,340	2,739,299	8,149,852 (a)
–	–	–	–	–	–	64,825
31,415	107,922	96,556	142,046	39,439	86,756	4,824,161
23,177	24,299	24,183	21,499	23,117	29,381	29,665
3,083,674	229,376	3,200,606	1,226,676	2,733,021	10,970,496	1,224,267
9,077	53,465	41,374	148,836	11,148	67,321	100,664
–	–	–	–	–	–	208,712
–	–	–	–	–	–	7,184
149,311,199	236,306,511	313,660,747	424,616,034	132,128,775	791,407,675	693,379,103

31,837	56,678	125,276	107,379	33,056	225,767	206,932
1,391,894	145,298	1,496,946	831,004	1,966,310	–	2,117,496
11,948,436	9,073,140	14,847,737	12,370,400	1,521,457	11,687,800	–
2,865	100,578	109,074	127,966	5,823	227,594	97,472
–	–	–	–	–	–	261,475
–	–	–	–	–	–	–
–	–	375,580	–	–	–	11,325
115,857	173,359	283,412	251,298	93,255	651,508	556,659
–	–	–	–	–	–	–
13,490,889	9,549,053	17,238,025	13,688,047	3,619,901	12,792,669	3,251,359

113,054,034	168,035,920	306,833,776	285,529,655	110,530,033	774,313,991	803,919,550
(451,710)	386,457	(633,348)	(357,064)	204,594	(77,378)	5,702,039
490,407	1,956,065	(20,059,124)	29,234,015	186,014	(119,153,239)	(139,272,891)

22,727,579	56,379,016	10,177,386	96,521,381	17,588,233	123,531,632	19,710,780
–	–	–	–	–	–	–
–	–	104,032	–	–	–	59,516
–	–	–	–	–	–	(52,763)
–	–	–	–	–	–	61,513
–	–	–	–	–	–	–
$135,820,310	$226,757,458	$296,422,722	$410,927,987	$128,508,874	$778,615,006	$690,127,744

$22,024,728	$74,072,722	$231,300,854	$249,940,432	$19,289,858	$550,237,743	$181,338,916
1,696,674	4,685,674	16,004,198	13,048,544	1,529,797	35,535,021	20,941,242
$12.98	$15.81	$14.45	$19.15	$12.61	$15.48	$8.66
$13.74	$16.73	$15.29	$20.26	$13.34	$16.38	$9.16
$113,795,582	$152,684,736	$65,121,868	$160,987,555	$109,219,016	$228,377,263	$508,788,828
8,551,844	9,219,722	4,010,426	7,470,826	8,642,673	13,636,415	58,483,096
$13.31	$16.56	$16.24	$21.55	$12.64	$16.75	$8.70

(a)	Includes foreign currency holdings of $470,487 (cost $462,501).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

As of April 30, 2012 (unaudited)	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund	Balanced Fund
Assets
Investments at cost	$323,019,513	$508,092,084	$1,416,952,250	$208,786,413
Investments in securities at value	353,584,036	564,132,737	1,615,815,549	212,775,233
Investments in affiliates at value	3,638,250	2,765,250	26,789,125	9,894,635
Investments at Value	357,222,286	566,897,987	1,642,604,674	222,669,868

Cash	2,017,092	39,053	198,593	1,399,718
Dividends and interest receivable	412,199	439,969	2,021,741	524,036
Prepaid expenses	28,529	22,691	38,264	17,348
Receivable for investments sold	–	2,635,733	3,592,461	24,138,013
Receivable for fund shares sold	83,499	177,672	145,430	34,084
Swap agreements, at value	–	–	–	25,348
Receivable for variation margin	–	–	–	3,125
Total Assets	359,763,605	570,213,105	1,648,601,163	248,811,540

Liabilities
Distributions payable	–	–	–	–
Accrued expenses	103,814	128,493	696,779	94,873
Payable for investments purchased	–	–	–	38,876,162
Payable upon return of collateral for securities loaned	3,638,250	2,765,250	26,789,125	8,104,249
Payable for fund shares redeemed	68,321	183,730	825,228	59,633
Payable for forward contracts	–	–	–	318
Swap agreements, at value	–	–	–	3,489
Payable for variation margin	–	–	10,429	8,359
Payable to affiliate	263,819	299,133	1,317,541	152,511
Mortgage dollar roll deferred revenue	–	–	–	10,297
Total Liabilities	4,074,204	3,376,606	29,639,102	47,309,891

Net Assets
Capital stock (beneficial interest)	400,677,142	569,802,193	1,369,490,809	181,254,716
Accumulated undistributed net investment income/(loss)	752,954	2,664,717	4,330,601	112,890
Accumulated undistributed net realized gain/(loss)	(79,943,468)	(64,436,314)	19,514,459	6,332,128
Net unrealized appreciation/(depreciation) on:
Investments	34,202,773	58,805,903	225,652,424	13,493,069
Affiliated investments	–	–	–	390,386
Futures contracts	–	–	(26,232)	(70,305)
Foreign currency forward contracts	–	–	–	(318)
Foreign currency transactions	–	–	–	280
Swap agreements	–	–	–	(11,197)
Total Net Assets	$355,689,401	$566,836,499	$1,618,962,061	$201,501,649

Class A Share Capital	$127,198,076	$172,994,981	$1,449,207,239	$146,734,652
Shares of beneficial interest outstanding (Class A)	23,039,903	12,171,953	61,780,702	11,567,454
Net asset value per share	$5.52	$14.21	$23.46	$12.69
Maximum public offering price	$5.84	$15.04	$24.83	$13.43
Institutional Class Share Capital	$228,491,325	$393,841,518	$169,754,822	$54,766,997
Shares of beneficial interest outstanding (Institutional Class)	38,503,564	27,579,022	7,197,695	4,323,950
Net asset value per share	$5.93	$14.28	$23.58	$12.67

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$761,062,669	$1,407,468,293	$834,841,007	$340,950,283	$110,327,640	$947,696,589	$549,481,648
726,043,493	1,540,595,152	864,505,935	335,312,239	114,962,273	929,503,598	549,481,648
59,445,247	–	8,366,571	12,939,006	–	21,980,067	–
785,488,740	1,540,595,152	872,872,506	348,251,245	114,962,273	951,483,665	549,481,648	[1]
47,085	2,125	69,970	188,698	1,861,663	8,713	5,052
14,246,453	20,702,303	9,194,978	1,650,788	614,189	3,565,214	240,165
29,815	43,119	28,772	23,970	19,505	41,325	58,379
5,612,774	–	30,674,300	50,162,384	5,595,078	16,676,394	–
440,151	1,259,728	197,853	92,801	27,062	2,065,762	3,085,976
–	–	294,932	202,784	–	219,683	–
–	–	58,673	12,500	–	1,563	–
805,865,018	1,562,602,427	913,391,984	400,585,170	123,079,770	974,062,319	552,871,220
1,118,000	788,487	217,490	59,560	1,455	18,228	–
144,998	278,574	149,168	115,545	17,336	121,138	108,044
5,970,575	10,863,015	69,325,326	113,653,294	11,921,719	48,991,429	–
59,445,247	–	8,366,571	–	–	10,991,120	–
217,393	633,978	214,527	52,861	26,986	647,357	2,663,806
–	–	–	–	–	–	–
–	–	–	27,916	–	30,242	–
–	–	115,469	36,719	–	61,329	–
396,133	900,592	380,893	175,554	47,441	311,691	75,915
–	–	23,985	42,510	4,481	17,796	–
67,292,346	13,464,646	78,793,429	114,163,959	12,019,418	61,190,330	2,847,765
792,293,431	1,416,106,470	831,208,498	292,386,002	104,138,330	912,169,868	550,023,455
(46,697)	(62,577)	145,497	176,944	29,476	(35,336)	(3,929)
(78,100,133)	(32,971)	(34,270,959)	(13,023,256)	2,257,913	(2,225,413)	3,929
24,426,071	133,126,859	38,031,499	4,161,956	4,634,633	1,098,129	–
–	–	–	3,139,006	–	2,688,947	–
–	–	(409,525)	(329,869)	–	(727,169)	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	(106,455)	(89,572)	–	(97,037)	–
$738,572,672	$1,549,137,781	$834,598,555	$286,421,211	$111,060,352	$912,871,989	$550,023,455
$476,922,994	$1,447,372,534	$414,553,180	$240,211,759	$12,042,879	$363,451,110	$538,242,961
97,525,437	123,384,428	45,994,630	23,119,964	1,135,198	29,067,596	538,242,961
$4.89	$11.73	$9.01	$10.39	$10.61	$12.50	$1.00
$5.12	$12.28	$9.43	$10.88	$10.83	$12.50	$1.00
$261,649,678	$101,765,247	$420,045,375	$46,209,452	$99,017,473	$549,420,879	$11,780,494
53,479,542	8,675,413	46,643,067	4,446,313	9,331,665	43,949,975	11,780,494
$4.89	$11.73	$9.01	$10.39	$10.61	$12.50	$1.00

[1]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the six months ended April 30, 2012 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$1,150,575	$2,088,047	$1,561,576	$583,753
Taxable interest	353,280	1,832,642	2,729,813	1,671,303
Income from mortgage dollar rolls	165,040	484,423	452,579	418,323
Income from securities loaned	9	18	49	98
Income from affiliated investments	2,385,762	9,444,891	11,528,649	5,310,031
Foreign tax withholding	(5,055)	(7,116)	(4,655)	(1,916)
Total Investment Income	4,049,611	13,842,905	16,268,011	7,981,592

Expenses
Adviser fees	1,000,336	2,028,352	1,863,087	955,534
Sub-Adviser fees	–	–	–	–
Administrative service fees	90,421	163,047	163,827	94,829
Audit and legal fees	13,217	18,074	18,156	13,459
Custody fees	39,878	44,305	41,735	24,988
Distribution expenses Class A	591,167	1,491,162	1,533,112	718,361
Insurance expenses	3,460	5,730	5,622	3,398
Printing and postage expenses Class A	110,797	214,955	176,877	74,836
Printing and postage expenses Institutional Class	176	214	221	191
SEC and state registration expenses	21,360	34,135	36,336	28,675
Transfer agent fees Class A	398,552	748,824	573,172	228,567
Transfer agent fees Institutional Class	198	222	308	313
Trustees’ fees	6,701	9,414	9,127	6,627
Other expenses	9,867	10,779	10,791	8,106
Total Expenses Before Reimbursement	2,286,130	4,769,213	4,432,371	2,157,884
Less:
Reimbursement from adviser	(230,468)	–	–	–
Custody earnings credit	(315)	(402)	(380)	(486)
Total Net Expenses	2,055,347	4,768,811	4,431,991	2,157,398

Net Investment Income/(Loss)	1,994,264	9,074,094	11,836,020	5,824,194
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	5,004,602	9,220,142	7,241,747	2,868,029
Affiliated investments	(3,129,085)	(1,797,358)	(4,235,777)	(235,306)
Distributions of realized capital gains from affiliated investments	610,557	1,082,834	925,010	375,498
Futures contracts	1,900,564	2,143,599	6,325,935	2,627,275
Foreign currency transactions	(32,108)	(54,648)	(38,160)	(28)
Swap agreements	166,026	392,720	986,371	548,949
Change in net unrealized appreciation/(depreciation) on:
Investments	9,425,235	16,974,363	12,674,354	6,030,540
Affiliated investments	29,982,089	58,023,170	48,520,099	13,136,966
Futures contracts	(1,224,004)	(2,830,843)	(5,591,508)	(1,975,827)
Foreign currency forward contracts	–	–	–	–
Foreign currency transactions	356	586	416	–
Swap agreements	–	–	120,066	124,551
Net Realized and Unrealized Gains/(Losses)	42,704,232	83,154,565	66,928,553	23,500,647

Net Increase/(Decrease) in Net Assets Resulting From Operations	$44,698,496	$92,228,659	$78,764,573	$29,324,841

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$225,049	$2,425,259	$1,195,851	$1,357,467	$1,131,031	$4,065,908	$9,144,557
584	1,489	10,758	6,002	671	9,435	2,074,184
–	–	–	–	–	–	–
54,255	55,903	37,790	5,358	386	19,736	–
–	–	–	–	–	–	–
(466)	(1,866)	(330)	(6,799)	(111)	(3,910)	(738,098)
279,422	2,480,785	1,244,069	1,362,028	1,131,977	4,091,169	10,480,643

171,460	110,070	1,003,140	774,009	164,469	2,516,828	1,198,982
407,379	660,417	–	–	290,129	–	1,660,592
47,863	57,014	64,336	74,257	47,123	110,911	100,822
10,343	10,980	11,492	12,190	10,311	14,733	16,308
14,483	5,490	10,427	7,721	13,204	13,309	183,564
25,889	89,847	287,935	298,719	22,680	673,967	220,350
2,095	2,495	2,816	2,978	2,114	4,495	2,616
4,066	22,886	73,879	84,813	5,175	123,216	40,518
110	6,862	297	8,054	385	1,266	669
12,232	13,226	12,905	14,865	12,417	16,328	16,571
19,065	100,062	317,024	329,853	23,983	510,957	297,371
157	38,141	605	45,520	1,279	4,802	2,602
5,759	9,596	20,262	16,941	5,983	39,664	26,718
5,049	5,077	4,889	5,020	4,511	6,221	41,216
725,950	1,132,163	1,810,007	1,674,940	603,763	4,036,697	3,808,899

(9,666)	(3,124)	–	–	(20,767)	–	(281,739)
(372)	(217)	(224)	(151)	(214)	(194)	(974)
715,912	1,128,822	1,809,783	1,674,789	582,782	4,036,503	3,526,186

(436,490)	1,351,963	(565,714)	(312,761)	549,195	54,666	6,954,457

6,788,470	2,319,092	13,217,017	29,767,357	1,133,640	49,720,545	(2,384,706)
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	4,455,070	–	–	–	85,971
–	106	(2,897)	–	–	–	244,136
–	–	–	–	–	–	–

7,092,582	18,925,000	7,348,939	6,598,065	9,863,022	11,915,893	30,616,089
–	–	–	–	–	–	–
–	–	(977,412)	–	–	–	64,337
–	–	–	–	–	–	(118,955)
–	–	–	–	–	–	91,240
–	–	–	–	–	–	–
13,881,052	21,244,198	24,040,717	36,365,422	10,996,662	61,636,438	28,598,112

$13,444,562	$22,596,161	$23,475,003	$36,052,661	$11,545,857	$61,691,104	$35,552,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the six months ended April 30, 2012 (unaudited)	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund	Balanced Fund
Investment Income
Dividends	$2,402,866	$6,780,343	$16,083,876	$1,118,732
Taxable interest	5,370	4,070	18,782	890,174
Tax-Exempt interest	–	–	–	–
Income from mortgage dollar rolls	–	–	–	173,191
Income from securities loaned	1,286	2,910	10,283	12,266
Income from affiliated investments	–	–	–	66,868
Foreign tax withholding	(11,525)	(6,386)	(71,382)	(7,982)
Total Investment Income	2,397,997	6,780,937	16,041,559	2,253,249

Expenses
Adviser fees	1,236,514	1,213,903	4,468,994	534,637
Administrative service fees	67,974	88,951	191,383	54,441
Audit and legal fees	11,717	13,077	20,476	10,843
Custody fees	7,863	10,586	31,282	10,087
Distribution expenses Class A	148,443	209,002	1,751,069	176,780
Insurance expenses	2,877	3,534	8,185	2,436
Printing and postage expenses Class A	51,724	48,853	365,177	33,555
Printing and postage expenses Institutional Class	455	5,196	452	191
SEC and state registration expenses	13,635	13,647	20,501	12,073
Transfer agent fees Class A	222,568	203,556	1,338,207	124,055
Transfer agent fees Institutional Class	801	28,082	848	246
Trustees’ fees	18,508	24,194	118,941	16,062
Other expenses	4,810	5,427	8,929	8,879
Total Expenses Before Reimbursement	1,787,889	1,868,008	8,324,444	984,285

Less:
Reimbursement from adviser	(201,278)	–	–	(3,347)
Custody earnings credit	(179)	(176)	(356)	(168)
Total Net Expenses	1,586,432	1,867,832	8,324,088	980,770

Net Investment Income/(Loss)	811,565	4,913,105	7,717,471	1,272,479

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	16,785,962	22,156,556	37,232,015	6,336,752
Affiliated investments	–	–	–	–
Written option contracts	–	–	(78,015)	–
Futures contracts	–	–	381,438	409,322
Foreign currency transactions	–	–	–	75
Swap agreements	–	–	–	37,512
Change in net unrealized appreciation/(depreciation) on:
Investments	21,834,206	32,395,272	118,291,839	7,774,984
Affiliated investments	–	–	–	62,243
Written option contracts	–	–	(18,000)	–
Futures contracts	–	–	(98,641)	(254,150)
Foreign currency forward contracts	–	–	–	(318)
Foreign currency transactions	–	–	–	280
Swap agreements	–	–	–	(96,884)
Net Realized and Unrealized Gains/(Losses)	38,620,168	54,551,828	155,710,636	14,269,816

Net Increase/(Decrease) in Net Assets Resulting From Operations	$39,431,733	$59,464,933	$163,428,107	$15,542,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund	Money Market Fund

$451,744	$–	$229,024	$54,480	$–	$172,729	$28,175
27,755,936	117,281	18,157,245	4,253,867	1,015,956	9,512,918	881,873
–	34,156,783	–	–	–	–	–
–	–	433,466	708,588	77,875	304,377	–
153,351	–	19,342	–	–	35,934	–
–	–	200	483,251	–	400,198	–
–	–	–	–	–	–	–
28,361,031	34,274,064	18,839,277	5,500,186	1,093,831	10,426,156	910,048

1,340,557	2,961,406	1,367,147	653,573	213,112	1,320,933	1,390,356
104,500	182,912	115,307	64,048	45,656	126,547	92,086
14,239	19,357	14,970	11,511	10,127	15,781	13,450
11,182	17,407	16,017	8,742	4,073	16,622	13,888
563,862	1,731,568	500,102	293,926	6,294	218,462	349,563
4,104	6,598	4,384	2,735	1,893	4,143	4,656
80,520	103,196	67,350	41,948	3,030	67,610	208,131
6,227	3,304	746	366	278	8,049	315
18,079	30,367	16,965	14,178	11,466	34,281	52,489
254,373	284,246	218,629	154,000	13,351	198,055	535,584
36,078	18,137	1,265	853	227	43,645	867
28,604	58,674	31,958	20,409	3,674	25,128	14,397
10,873	33,104	17,561	9,351	5,298	13,450	5,706
2,473,198	5,450,276	2,372,401	1,275,640	318,479	2,092,706	2,681,488

–	–	(20)	(130,157)	(5,330)	(20,543)	(1,767,360)
(130)	(132)	(165)	(222)	(304)	(162)	(151)
2,473,068	5,450,144	2,372,216	1,145,261	312,845	2,072,001	913,977

25,887,963	28,823,920	16,467,061	4,354,925	780,986	8,354,155	(3,929)

(334,800)	824,099	3,359,399	3,602,406	2,278,320	4,864,849	3,929
–	–	218,258	–	–	–	–
–	–	–	–	–	–	–
52,588	–	(1,256,437)	(315,490)	–	(2,014,309)	–
–	–	(9,555)	–	–	–	–
(116,511)	–	(392)	300,089	–	325,096	–

26,064,695	54,223,181	21,188,571	2,761,882	(635,986)	4,989,274	–
–	–	(228,270)	449,822	–	382,029	–
–	–	–	–	–	–	–
(25,961)	–	(970,545)	(537,227)	–	(747,969)	–
–	–	–	–	–	–	–
–	–	64	–	–	–	–
–	–	(11,573)	(775,057)	–	(839,645)	–
25,640,011	55,047,280	22,289,520	5,486,425	1,642,334	6,959,325	3,929

$51,527,974	$83,871,200	$38,756,581	$9,841,350	$2,423,320	$15,313,480	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011
Operations
Net investment income/(loss)	$1,994,264	$3,844,417	$9,074,094	$18,503,872
Net realized gains/(losses)	4,520,556	8,633,892	10,987,289	9,323,827
Change in net unrealized appreciation/(depreciation)	38,183,676	7,219,682	72,167,276	6,835,313
Net Change in Net Assets Resulting From Operations	44,698,496	19,697,991	92,228,659	34,663,012
Distributions to Shareholders
From net investment income Class A	(2,362,528)	(2,192,280)	(15,228,935)	(15,308,506)
From net investment income Institutional Class	(687,226)	(604,063)	(1,430,963)	(1,376,000)
Total From Net Investment Income	(3,049,754)	(2,796,343)	(16,659,898)	(16,684,506)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(3,049,754)	(2,796,343)	(16,659,898)	(16,684,506)
Capital Stock Transactions

Class A
Sold	31,995,179	72,979,932	78,589,020	191,221,945
Distributions reinvested	2,358,059	2,185,958	15,172,414	15,263,771
Redeemed	(32,412,497)	(62,704,921)	(75,224,201)	(139,703,885)
Total Class A Capital Stock Transactions	1,940,741	12,460,969	18,537,233	66,781,831

Institutional Class
Sold	10,006,617	21,133,637	7,112,334	17,258,665
Distributions reinvested	687,225	604,063	1,429,891	1,373,640
Redeemed	(11,124,060)	(18,139,215)	(6,470,814)	(14,480,535)
Total Institutional Class Capital Stock Transactions	(430,218)	3,598,485	2,071,411	4,151,770
Capital Stock Transactions	1,510,523	16,059,454	20,608,644	70,933,601

Net Increase/(Decrease) in Net Assets	43,159,265	32,961,102	96,177,405	88,912,107
Net Assets, Beginning of Period	542,155,649	509,194,547	1,253,682,882	1,164,770,775
Net Assets, End of Period	$585,314,914	$542,155,649	$1,349,860,287	$1,253,682,882
Accumulated Undistributed Net Investment Income/(Loss)	$(31,034)	$1,024,456	$2,661,777	$10,247,581

Capital Stock Share Transactions

Class A shares
Sold	2,892,790	6,576,113	7,080,956	17,106,063
Distributions reinvested	225,006	197,830	1,439,508	1,377,675
Redeemed	(2,938,630)	(5,649,501)	(6,802,714)	(12,574,154)
Total Class A shares	179,166	1,124,442	1,717,750	5,909,584

Institutional Class shares
Sold	902,539	1,914,739	640,383	1,554,504
Distributions reinvested	65,326	54,420	135,023	123,529
Redeemed	(995,819)	(1,614,642)	(581,848)	(1,301,965)
Total Institutional Class shares	(27,954)	354,517	193,558	376,068

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Partner Small Cap Growth Fund		Partner Small Cap Value Fund
4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011

$11,836,020	$25,654,551	$5,824,194	$12,911,591	$(436,490)	$(965,418)	$1,351,963	$1,515,649
11,205,126	8,843,588	6,184,417	2,226,686	6,788,470	20,963,346	2,319,198	2,706,740
55,723,427	1,594,497	17,316,230	(2,245,062)	7,092,582	(10,113,995)	18,925,000	11,809,912
78,764,573	36,092,636	29,324,841	12,893,215	13,444,562	9,883,933	22,596,161	16,032,301

(11,694,958)	(23,758,811)	(5,819,243)	(12,198,274)	–	–	(72,063)	(460,512)
(705,143)	(1,328,738)	(280,767)	(564,122)	–	–	(937,645)	(1,636,460)
(12,400,101)	(25,087,549)	(6,100,010)	(12,762,396)	–	–	(1,009,708)	(2,096,972)
(1,435,970)	–	(3,065,524)	–	–	–	(756,922)	–
(72,960)	–	(123,672)	–	–	–	(1,493,501)	–
(1,508,930)	–	(3,189,196)	–	–	–	(2,250,423)	–
(13,909,031)	(25,087,549)	(9,289,206)	(12,762,396)	–	–	(3,260,131)	(2,096,972)

92,634,452	216,818,090	59,463,636	131,811,352	1,057,860	4,189,096	3,757,339	8,129,748
13,020,285	23,524,722	8,801,421	12,059,387	–	–	820,197	455,500
(83,507,243)	(162,036,497)	(42,340,713)	(88,008,474)	(1,141,500)	(2,873,078)	(6,230,180)	(15,114,533)
22,147,494	78,306,315	25,924,344	55,862,265	(83,640)	1,316,018	(1,652,644)	(6,529,285)

7,664,119	19,051,720	4,946,878	8,556,023	73,400	157,714	8,266,497	23,113,533
769,183	1,315,981	397,357	560,593	–	–	2,431,146	1,636,460
(7,068,820)	(11,598,838)	(2,271,392)	(8,385,190)	(2,019,805)	(105,696)	(14,331,879)	(51,890,518)
1,364,482	8,768,863	3,072,843	731,426	(1,946,405)	52,018	(3,634,236)	(27,140,525)
23,511,976	87,075,178	28,997,187	56,593,691	(2,030,045)	1,368,036	(5,286,880)	(33,669,810)

88,367,518	98,080,265	49,032,822	56,724,510	11,414,517	11,251,969	14,049,150	(19,734,481)
1,267,238,692	1,169,158,427	582,079,432	525,354,922	124,405,793	113,153,824	212,708,308	232,442,789
$1,355,606,210	$1,267,238,692	$631,112,254	$582,079,432	$135,820,310	$124,405,793	$226,757,458	$212,708,308
$722,290	$1,286,371	$494,872	$770,688	$(451,710)	$(15,220)	$386,457	$44,202

8,381,670	19,555,874	5,475,419	12,034,613	85,093	336,293	245,714	541,306
1,203,529	2,162,972	824,013	1,113,915	–	–	57,957	29,752
(7,602,888)	(14,682,271)	(3,904,145)	(8,049,776)	(93,152)	(230,042)	(406,983)	(1,006,570)
1,982,311	7,036,575	2,395,287	5,098,752	(8,059)	106,251	(103,312)	(435,512)

696,869	1,723,560	452,944	781,661	5,927	12,216	516,652	1,473,068
70,872	120,804	37,051	51,693	–	–	161,594	102,279
(640,078)	(1,052,198)	(209,691)	(769,403)	(164,145)	(9,118)	(898,602)	(3,304,858)
127,663	792,166	280,304	63,951	(158,218)	3,098	(220,356)	(1,729,511)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Small Cap Stock Fund		Mid Cap Growth Fund
For the periods ended	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011
Operations
Net investment income/(loss)	$(565,714)	$(1,715,934)	$(312,761)	$(549,863)
Net realized gains/(losses)	17,669,190	46,821,873	29,767,357	7,282,668
Change in net unrealized appreciation/(depreciation)	6,371,527	(22,873,337)	6,598,065	20,162,608
Net Change in Net Assets Resulting From Operations	23,475,003	22,232,602	36,052,661	26,895,413
Distributions to Shareholders
From net investment income Class A	–	–	–	–
From net investment income Institutional Class	–	–	–	–
Total From Net Investment Income	–	–	–	–
From net realized gains Class A	–	–	(1,969,401)	–
From net realized gains Institutional Class	–	–	(1,129,905)	–
Total From Net Realized Gains	–	–	(3,099,306)	–
Total Distributions to Shareholders	–	–	(3,099,306)	–
Capital Stock Transactions

Class A
Sold	4,513,817	10,133,524	6,363,079	16,969,696
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	1,943,747	6
Redeemed	(17,875,516)	(39,659,221)	(16,106,593)	(36,287,847)
Total Class A Capital Stock Transactions	(13,361,699)	(29,525,697)	(7,799,767)	(19,318,145)

Institutional Class
Sold	454,837	549,852	8,059,301	32,340,395
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	1,125,713	–
Redeemed	(759,894)	(14,383,661)	(14,186,659)	(38,374,110)
Total Institutional Class Capital Stock Transactions	(305,057)	(13,833,809)	(5,001,645)	(6,033,715)
Capital Stock Transactions	(13,666,756)	(43,359,506)	(12,801,412)	(25,351,860)

Net Increase/(Decrease) in Net Assets	9,808,247	(21,126,904)	20,151,943	1,543,553
Net Assets, Beginning of Period	286,614,475	307,741,379	390,776,044	389,232,491
Net Assets, End of Period	$296,422,722	$286,614,475	$410,927,987	$390,776,044
Accumulated Undistributed Net Investment Income/(Loss)	$(633,348)	$(67,634)	$(357,064)	$(44,303)

Capital Stock Share Transactions

Class A shares
Sold	321,649	717,941	350,330	932,901
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	117,803	–
Redeemed	(1,266,816)	(2,801,742)	(889,693)	(2,003,953)
Total Class A shares	(945,167)	(2,083,801)	(421,560)	(1,071,052)

Institutional Class shares
Sold	29,152	42,060	396,328	1,612,274
Issued in connection with merger	–	–	–	–
Distributions reinvested	–	–	60,784	–
Redeemed	(48,501)	(916,311)	(697,961)	(1,864,757)
Total Institutional Class shares	(19,349)	(874,251)	(240,849)	(252,483)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Partner Mid Cap Value Fund		Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Large Cap Growth Fund
4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011

$549,195	$933,131	$54,666	$(154,328)	$6,954,457	$6,817,813	$811,565	$12,809
1,133,640	14,017,044	49,720,545	63,409,154	(2,054,599)	10,750,786	16,785,962	30,721,744
9,863,022	(10,124,703)	11,915,893	(10,647,308)	30,652,711	(24,609,284)	21,834,206	(21,305,656)
11,545,857	4,825,472	61,691,104	52,607,518	35,552,569	(7,040,685)	39,431,733	9,428,897

(78,552)	(61,484)	–	–	(1,608,096)	(427,163)	–	–
(808,554)	(649,610)	–	(701,194)	(5,022,999)	(3,182,677)	(13,488)	–
(887,106)	(711,094)	–	(701,194)	(6,631,095)	(3,609,840)	(13,488)	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–
(887,106)	(711,094)	–	(701,194)	(6,631,095)	(3,609,840)	(13,488)	–

873,520	2,949,752	7,969,284	20,133,595	5,363,329	10,960,979	5,723,768	14,799,227
–	–	–	–	–	139,748,822	–	–
77,568	60,710	–	–	1,586,088	423,858	–	8
(1,050,660)	(2,342,670)	(39,896,441)	(90,080,115)	(13,038,028)	(6,244,494)	(10,195,923)	(21,654,591)
(99,572)	667,792	(31,927,157)	(69,946,520)	(6,088,611)	144,889,165	(4,472,155)	(6,855,356)

150,840	1,494,093	4,325,248	10,124,335	8,055,811	27,438,370	990,175	3,338,841
–	–	–	–	–	244,906,000	–	–
808,554	649,610	–	697,344	4,998,295	3,178,915	13,397	–
(1,149,381)	(9,563,591)	(9,862,384)	(26,104,038)	(3,582,373)	(6,484,240)	(2,276,139)	(5,186,236)
(189,987)	(7,419,888)	(5,537,136)	(15,282,359)	9,471,733	269,039,045	(1,272,567)	(1,847,395)
(289,559)	(6,752,096)	(37,464,293)	(85,228,879)	3,383,122	413,928,210	(5,744,722)	(8,702,751)

10,369,192	(2,637,718)	24,226,811	(33,322,555)	32,304,596	403,277,685	33,673,523	726,146
118,139,682	120,777,400	754,388,195	787,710,750	657,823,148	254,545,463	322,015,878	321,289,732
$128,508,874	$118,139,682	$778,615,006	$754,388,195	$690,127,744	$657,823,148	$355,689,401	$322,015,878
$204,594	$542,505	$(77,378)	$(132,044)	$5,702,039	$5,378,677	$752,954	$(45,123)

72,718	242,135	539,013	1,334,701	640,390	1,242,781	1,101,203	2,915,107
–	–	–	–	–	17,097,278	–	–
6,834	4,993	–	–	204,130	47,518	–	2
(88,327)	(191,822)	(2,684,647)	(5,998,350)	(1,566,908)	(736,865)	(1,994,989)	(4,273,848)
(8,775)	55,306	(2,145,634)	(4,663,649)	(722,388)	17,650,712	(893,786)	(1,358,739)

13,119	122,097	274,284	638,012	967,018	3,016,555	188,315	676,635
–	–	–	–	–	29,836,547	–	–
71,176	53,378	–	43,126	641,630	355,549	2,612	–
(94,417)	(803,760)	(615,839)	(1,612,954)	(426,467)	(735,786)	(423,560)	(941,925)
(10,122)	(628,285)	(341,555)	(931,816)	1,182,181	32,472,865	(232,633)	(265,290)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Large Cap Value Fund		Large Cap Stock Fund
For the periods ended	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011
Operations
Net investment income/(loss)	$4,913,105	$8,556,157	$7,717,471	$10,632,390
Net realized gains/(losses)	22,156,556	42,679,438	37,535,438	132,357,805
Change in net unrealized appreciation/(depreciation)	32,395,272	(31,565,657)	118,175,198	(92,809,839)
Net Change in Net Assets Resulting From Operations	59,464,933	19,669,938	163,428,107	50,180,356
Distributions to Shareholders
From net investment income Class A	(2,169,450)	(1,579,142)	(9,327,896)	(5,246,492)
From net investment income Institutional Class	(6,836,912)	(4,934,596)	(1,875,088)	(1,549,194)
Total From Net Investment Income	(9,006,362)	(6,513,738)	(11,202,984)	(6,795,686)
From net realized gains Class A	–	–	–	–
From net realized gains Institutional Class	–	–	–	–
Total From Net Realized Gains	–	–	–	–
Total Distributions to Shareholders	(9,006,362)	(6,513,738)	(11,202,984)	(6,795,686)
Capital Stock Transactions

Class A
Sold	4,774,582	12,881,324	16,461,682	40,472,102
Distributions reinvested	2,110,851	1,534,657	9,174,464	5,160,525
Redeemed	(14,332,953)	(31,046,601)	(106,956,096)	(241,048,632)
Total Class A Capital Stock Transactions	(7,447,520)	(16,630,620)	(81,319,950)	(195,416,005)

Institutional Class
Sold	12,173,784	40,269,765	2,632,984	3,428,263
Distributions reinvested	6,815,490	4,917,644	1,862,179	1,540,355
Redeemed	(15,747,519)	(28,246,884)	(20,178,830)	(14,984,926)
Total Institutional Class Capital Stock Transactions	3,241,755	16,940,525	(15,683,667)	(10,016,308)
Capital Stock Transactions	(4,205,765)	309,905	(97,003,617)	(205,432,313)

Net Increase/(Decrease) in Net Assets	46,252,806	13,466,105	55,221,506	(162,047,643)
Net Assets, Beginning of Period	520,583,693	507,117,588	1,563,740,555	1,725,788,198
Net Assets, End of Period	$566,836,499	$520,583,693	$1,618,962,061	$1,563,740,555
Accumulated Undistributed Net Investment Income/(Loss)	$2,664,717	$6,757,974	$4,330,601	$7,816,114

Capital Stock Share Transactions

Class A shares
Sold	351,397	950,048	738,525	1,825,037
Distributions reinvested	162,749	113,342	436,256	232,142
Redeemed	(1,061,588)	(2,299,498)	(4,824,238)	(10,868,388)
Total Class A shares	(547,442)	(1,236,108)	(3,649,457)	(8,811,209)

Institutional Class shares
Sold	893,118	3,005,622	118,648	156,349
Distributions reinvested	523,865	362,124	88,213	69,012
Redeemed	(1,147,139)	(2,116,224)	(936,019)	(680,359)
Total Institutional Class shares	269,844	1,251,522	(729,158)	(454,998)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Balanced Fund		High Yield Fund		Municipal Bond Fund		Income Fund
4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011

$1,272,479	$2,845,850	$25,887,963	$52,836,686	$28,823,920	$58,883,409	$16,467,061	$35,757,270
6,783,661	16,742,890	(398,723)	25,795,339	824,099	(460,915)	2,311,273	18,894,238
7,486,155	(8,821,033)	26,038,734	(46,779,742)	54,223,181	(14,792,119)	19,978,247	(21,818,727)
15,542,295	10,767,707	51,527,974	31,852,283	83,871,200	43,630,375	38,756,581	32,832,781

(748,218)	(1,841,354)	(16,405,243)	(33,268,039)	(26,880,266)	(55,185,971)	(7,732,029)	(17,401,619)
(404,623)	(962,616)	(9,312,671)	(19,523,402)	(1,943,654)	(4,017,796)	(8,578,358)	(18,309,267)
(1,152,841)	(2,803,970)	(25,717,914)	(52,791,441)	(28,823,920)	(59,203,767)	(16,310,387)	(35,710,886)
(3,512,172)	–	–	–	–	(2,455,320)	–	–
(1,317,538)	–	–	–	–	(169,100)	–	–
(4,829,710)	–	–	–	–	(2,624,420)	–	–
(5,982,551)	(2,803,970)	(25,717,914)	(52,791,441)	(28,823,920)	(61,828,187)	(16,310,387)	(35,710,886)

3,967,222	6,990,434	31,599,993	45,990,851	89,943,072	107,696,648	23,454,835	35,013,016
4,177,336	1,794,656	11,638,850	23,674,359	22,400,508	48,031,722	6,528,737	14,639,654
(9,349,217)	(22,410,197)	(28,350,271)	(58,752,341)	(56,181,847)	(183,703,992)	(24,568,778)	(55,211,906)
(1,204,659)	(13,625,107)	14,888,572	10,912,869	56,161,733	(27,975,622)	5,414,794	(5,559,236)

119,745	751,956	17,126,557	46,710,070	21,761,688	31,844,349	32,501,306	33,301,247
1,718,687	960,765	7,421,005	13,717,817	1,769,678	3,815,536	8,452,878	18,023,904
(2,411,499)	(7,766,371)	(15,367,286)	(64,343,015)	(11,709,197)	(43,170,718)	(33,242,970)	(19,683,227)
(573,067)	(6,053,650)	9,180,276	(3,915,128)	11,822,169	(7,510,833)	7,711,214	31,641,924
(1,777,726)	(19,678,757)	24,068,848	6,997,741	67,983,902	(35,486,455)	13,126,008	26,082,688

7,782,018	(11,715,020)	49,878,908	(13,941,417)	123,031,182	(53,684,267)	35,572,202	23,204,583
193,719,631	205,434,651	688,693,764	702,635,181	1,426,106,599	1,479,790,866	799,026,353	775,821,770
$201,501,649	$193,719,631	$738,572,672	$688,693,764	$1,549,137,781	$1,426,106,599	$834,598,555	$799,026,353
$112,890	$(6,748)	$(46,697)	$(216,746)	$(62,577)	$(62,577)	$145,497	$(11,177)

325,016	561,207	6,601,208	9,538,503	7,751,966	9,743,582	2,648,217	4,010,830
363,965	146,440	2,433,699	4,916,656	1,929,520	4,360,334	736,639	1,675,223
(765,873)	(1,811,312)	(5,964,265)	(12,170,187)	(4,857,719)	(16,755,034)	(2,779,180)	(6,333,359)
(76,892)	(1,103,665)	3,070,642	2,284,972	4,823,767	(2,651,118)	605,676	(647,306)

9,859	59,780	3,567,592	9,649,659	1,879,318	2,902,159	3,675,339	3,814,841
149,316	78,556	1,551,426	2,850,368	152,384	346,539	954,276	2,064,056
(197,004)	(628,129)	(3,254,410)	(13,219,326)	(1,011,568)	(3,935,093)	(3,772,237)	(2,258,819)
(37,829)	(489,793)	1,864,608	(719,299)	1,020,134	(686,395)	857,378	3,620,078

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Core Bond Fund		Government Bond Fund
For the periods ended	4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011
Operations
Net investment income/(loss)	$4,354,925	$10,786,777	$780,986	$2,216,659
Net realized gains/(losses)	3,587,005	3,417,932	2,278,320	2,407,322
Change in net unrealized appreciation/(depreciation)	1,899,420	(1,127,654)	(635,986)	(466,415)
Net Change in Net Assets Resulting From Operations	9,841,350	13,077,055	2,423,320	4,157,566
Distributions to Shareholders
From net investment income Class A	(3,285,945)	(8,686,567)	(59,031)	(95,619)
From net investment income Institutional Class	(861,219)	(2,154,708)	(728,007)	(2,131,632)
Total From Net Investment Income	(4,147,164)	(10,841,275)	(787,038)	(2,227,251)
From net realized gains Class A	–	–	(211,872)	(40,966)
From net realized gains Institutional Class	–	–	(2,209,175)	(805,421)
Total From Net Realized Gains	–	–	(2,421,047)	(846,387)
Total Distributions to Shareholders	(4,147,164)	(10,841,275)	(3,208,085)	(3,073,638)
Capital Stock Transactions

Class A
Sold	13,245,523	20,476,289	5,918,923	4,812,940
Distributions reinvested	2,954,121	7,807,323	264,258	132,849
Redeemed	(16,839,812)	(38,752,826)	(1,375,612)	(3,596,543)
Total Class A Capital Stock Transactions	(640,168)	(10,469,214)	4,807,569	1,349,246

Institutional Class
Sold	10,846,255	23,090,523	8,337,476	11,761,893
Distributions reinvested	820,117	2,054,740	2,918,118	2,924,411
Redeemed	(23,036,924)	(19,265,677)	(6,093,264)	(26,757,219)
Total Institutional Class Capital Stock Transactions	(11,370,552)	5,879,586	5,162,330	(12,070,915)
Capital Stock Transactions	(12,010,720)	(4,589,628)	9,969,899	(10,721,669)

Net Increase/(Decrease) in Net Assets	(6,316,534)	(2,353,848)	9,185,134	(9,637,741)
Net Assets, Beginning of Period	292,737,745	295,091,593	101,875,218	111,512,959
Net Assets, End of Period	$286,421,211	$292,737,745	$111,060,352	$101,875,218
Accumulated Undistributed Net Investment Income/(Loss)	$176,944	$(30,817)	$29,476	$35,528

Capital Stock Share Transactions

Class A shares
Sold	1,292,411	2,030,938	557,679	459,087
Distributions reinvested	287,889	774,028	25,068	12,946
Redeemed	(1,644,480)	(3,849,331)	(130,497)	(349,438)
Total Class A shares	(64,180)	(1,044,365)	452,250	122,595

Institutional Class shares
Sold	1,062,618	2,297,871	779,751	1,142,619
Distributions reinvested	79,952	203,610	276,724	284,986
Redeemed	(2,238,089)	(1,915,101)	(570,125)	(2,576,237)
Total Institutional Class shares	(1,095,519)	586,380	486,350	(1,148,632)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Limited Maturity Bond Fund		Money Market Fund
4/30/2012 (unaudited)	10/31/2011	4/30/2012 (unaudited)	10/31/2011

$8,354,155	$20,871,928	$(3,929)	$(19,413)
3,175,636	(1,834,753)	3,929	19,413
3,783,689	(10,418,675)	–	–
15,313,480	8,618,500	–	–

(2,812,775)	(7,000,789)	–	–
(5,284,251)	(13,990,772)	–	–
(8,097,026)	(20,991,561)	–	–
–	–	–	–
–	–	–	–
–	–	–	–
(8,097,026)	(20,991,561)	–	–

90,648,105	218,047,690	259,382,974	564,068,703
2,712,905	6,742,670	–	–
(77,527,726)	(148,163,749)	(309,024,934)	(693,165,743)
15,833,284	76,626,611	(49,641,960)	(129,097,040)

46,064,354	120,601,099	1,100,372	1,788,060
5,256,322	13,918,831	–	–
(90,956,521)	(72,722,440)	(882,226)	(4,732,296)
(39,635,845)	61,797,490	218,146	(2,944,236)
(23,802,561)	138,424,101	(49,423,814)	(132,041,276)

(16,586,107)	126,051,040	(49,423,814)	(132,041,276)
929,458,096	803,407,056	599,447,269	731,488,545
$912,871,989	$929,458,096	$550,023,455	$599,447,269
$(35,336)	$(292,465)	$(3,929)	$–

7,295,140	17,446,301	259,382,974	564,068,701
218,244	539,808	–	–
(6,240,645)	(11,865,052)	(309,024,934)	(693,165,741)
1,272,739	6,121,057	(49,641,960)	(129,097,040)

3,702,971	9,652,673	1,100,372	1,788,061
423,097	1,114,575	–	–
(7,315,887)	(5,827,458)	(882,226)	(4,732,296)
(3,189,819)	4,939,790	218,146	(2,944,235)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-five separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, twelve equity funds, two hybrid funds, six fixed-income funds and one money market fund. Thrivent Natural Resources Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate shareholder report.

(A) Fund Mergers – At a meeting held on September 9, 2011, shareholders of Thrivent Partner International Stock Fund (the “Target Fund”) approved the merger of the Target Fund into Thrivent Partner Worldwide Allocation Fund (the “Acquiring Fund”). The merger occurred at the close of business on September 16, 2011. Acquisition of the assets and liabilities of the Target Fund by the Acquiring Fund was followed by the distribution of the Acquiring Fund shares to the Target Fund shareholders. The shares issued of the Acquiring Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of September 16, 2011
Partner Worldwide Allocation	Acquiring Fund	$264,018,467
Partner International Stock	Target Fund	$384,586,546
Partner Worldwide Allocation	After Acquisition	$648,605,013

As of September 16, 2011, the net assets of the Target Fund were comprised of the following:

Unrealized Depreciation	Undistributed Net Investment Income	Accumulated Net Realized Losses	Capital Stock
$(19,746,473)	$(447,637)	$(129,811,787)	$534,592,443

The Target Fund’s capital loss carryovers are carried over to the Acquiring Fund. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

(B) Share Classes – As of April 30, 2012, the Trust includes two classes of shares: Class A and Institutional Class. The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. All 25 Funds of the Trust offer Class A and Institutional Class shares.

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (“Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures designed to help maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation to the Adviser. The Adviser has formed a Portfolio Compliance and Valuation Committee (“Committee”) that is responsible for overseeing the Fund valuation policies in accordance with

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of April 30, 2012, the following funds held these types of Level 3 securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	2	0.19%
High Yield	2	0.38%
Limited Maturity Bond	1	0.00%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign markets and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the six months ended April 30, 2012, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Balanced Fund and Income Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Foreign Income Taxes – Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The funds pay tax on foreign capital gains, where applicable.

GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 30, 2012, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2008 through 2011. Additionally, as of April 30, 2012, the tax year ended October 31, 2007 is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 30, 2012, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Trust records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Trust adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Small Cap Growth	Annually	Annually
Partner Small Cap Value	Annually	Annually

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

Fund	Dividends Declared	Dividends Paid
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal Bond	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends are net of any short-term realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended April 30, 2012, Large Cap Stock Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended April 30, 2012, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as realized gains or losses on the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses on the Statement

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Funds’ Schedules of Investments for additional information as of April 30, 2012. During the six months ended April 30, 2012, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended April 30, 2012, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

During the six months ended April 30, 2012, all Funds except Partner Worldwide Allocation Fund, Municipal Bond Fund, Core Bond Fund, Government Bond Fund and Money Market Fund had securities on loan. As of April 30, 2012, the value of securities on loan is as follows:

Fund	Securities on Loan
Aggressive Allocation	$ 196,650
Moderately Aggressive Allocation	421,824
Moderate Allocation	1,685,834
Moderately Conservative Allocation	781,274
Partner Small Cap Growth	11,077,054
Partner Small Cap Value	8,520,743
Small Cap Stock	13,012,669
Mid Cap Growth	11,960,428
Partner Mid Cap Value	1,477,846
Mid Cap Stock	11,411,772
Large Cap Growth	3,558,380
Large Cap Value	2,661,786
Large Cap Stock	26,135,566
Balanced	7,895,775
High Yield	57,083,653
Income	8,040,919
Limited Maturity Bond	10,730,892

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended April 30, 2012, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended April 30, 2012, none of the Funds engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended April 30, 2012, Balanced Fund, Income Fund, Core Bond Fund, and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an original principal amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated.

(V) Litigation – Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Government Bond Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(X) Recent Accounting Pronouncements – In May 2011, FASB released Accounting Standards Update 2011-04 (ASU 2011-04), Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRSs). This updated standard is a collaboration between FASB and International Accounting Standards Board (IASB) to ensure that fair value has the same meaning in U.S. GAAP and in IFRSs and that their respective fair value measurement and disclosure requirements are materially the same. The amendments adopted include additional disclosures about transfers between Level 1 and Level 2 of the fair value hierarchy and information about the sensitivity of the fair value measurement of the Level 3 assets to changes in unobservable inputs and any interrelationships between those unobservable inputs. The disclosures required by ASU 2011-04 will be in effective for any reporting period (annual or quarterly interim) beginning after December 15, 2011. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions, such as derivatives, eligible for offset in the Statement of Assets and Liabilities or are subject to a master netting arrangement or similar agreement. The disclosures required by ASU 2011-11 will be effective any reporting period (annual or quarterly interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2011-11 on the Fund’s financial statements.

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M – Millions)	$0 to $500M	Over $500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	Over $50 to $100M	Over $100 to $200M	Over $200 to $250M	Over $250to $500M	Over $500 to $750M	Over $750 to $1,000M	Over $1,000 to $2,000M	Over $2,000 to $2,500M	Over $2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.800%	0.800%	0.800%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (formerly Aberdeen Asset Management Investment Services Limited) (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million, 0.80% of the next $50 million, 0.75% of the next $100 million and 0.70% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

(C) Expense Reimbursements – As of April 30, 2012, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class		Expiration Date
Money Market*	0.20%	0.10%		2/28/2013

*      Thrivent Asset Mgt. has voluntarily agreed to reimburse certain class-specific and fund level expenses of Thrivent Money Market Fund to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund.

As of April 30, 2012, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class		Expiration Date
Aggressive Allocation	1.38%[1]	N/A		2/28/2013
Partner Small Cap Growth	1.40%[2]	N/A		2/28/2013
Partner Small Cap Value	1.35%[3]	N/A		2/28/2013
Small Cap Stock	1.35%[4]	N/A		2/28/2013
Partner Mid Cap Value	1.25%	N/A		2/28/2013
Partner Worldwide Allocation	1.30%	1.00%		2/28/2013
Large Cap Growth	1.20%	N/A		2/28/2013
Core Bond	0.85%	N/A		2/28/2013
Government Bond	0.90%	N/A	[5]	2/28/2013

1	Prior contractual expense cap of 1.30% expired on February 28, 2012.
2	Prior contractual expense cap of 1.45% expired on February 28, 2012.
3	Prior contractual expense cap of 1.40% expired on February 28, 2012.
4	Prior contractual expense cap of 1.40% expired on February 28, 2012.
5	Prior contractual expense cap of 0.65% expired on February 28, 2012.

The expense caps for Aggressive Allocation include all indirect expenses.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the six months ended April 30, 2012, Balanced Fund, Income Fund, Core Bond Fund and Limited

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

Maturity Bond Fund invested in High Yield Fund. During the six months ended April 30, 2012, no funds invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee that is charged to the equity, hybrid or fixed income fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the six months ended April 30, 2012, Thrivent Investment Mgt. received $9,612,159 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months ended April 30, 2012, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,148,252 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended April 30, 2012, Thrivent Investor Services received $7,485,067 for transfer agent services from the Trust.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in Trustee fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $87,350 in fees from the Trust for the six months ended April 30, 2012. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Trust.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

At October 31, 2011, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year

Aggressive Allocation	$3,273,794	2017

	$3,273,794

Moderately Aggressive Allocation	8,360,647	2017

	$8,360,647

Partner Small Cap Growth	5,450,939	2017

	$5,450,939

Small Cap Stock	36,476,634	2017

	$36,476,634

Partner Mid Cap Value	416,544	2017

	$416,544

Mid Cap Stock	85,253,382	2016
	80,779,485	2017

	$166,032,867

Partner Worldwide Allocation	10,677,698	2015
	109,990,616	2016
	13,383,870	2017

	$134,052,184

Large Cap Growth	4,167,188	2015
	31,435,274	2016
	60,235,691	2017

	$95,838,153

Large Cap Value	86,140,096	2017

	$86,140,096

Large Cap Stock	9,023,674	2017

	$9,023,674

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

Fund	Capital Loss Carryover	Expiration Year
High Yield	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$77,585,489

Municipal Bond	582,671	2019

	$582,671

Income	4,191,552	2016
	28,531,756	2017

	$32,723,308

Core Bond	755,642	2014
	1,199,140	2015
	5,142,913	2016
	8,698,163	2017

	$15,795,858

Limited Maturity Bond	1,788,838	2017
	775,940	2019

	$2,564,778

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Partner Worldwide Allocation Fund, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Partner International Stock Fund in September 2011:

Fund	Capital Loss Carryover	Expiration Year

Partner Worldwide Allocation Fund	10,677,698	2015
	105,432,640	2016

	$116,110,338

The Internal Revenue Code may limit the ability to utilize capital losses after a fund merger.

The Regulated Investment Company Modernization Act of 2010 (the Act), enacted December 22, 2010, made several changes to the tax rules that impact the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year ending October 31, 2012. Under the Act, capital losses will be carried forward with no expiration and with the short-term or long-term character of the losses retained. Additionally, these future carryover losses must be fully utilized before a Fund can utilize carryovers generated in pre-enactment years. The Funds’ pre-enactment carryovers are listed with noted expiration dates in the table above. As a result of the Act, the losses listed in the table above may be more likely to expire unused.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended April 30, 2012, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$114,215	$116,370
Moderately Aggressive Allocation	188,503	222,863
Moderate Allocation	176,083	213,736
Moderately Conservative Allocation	79,814	93,126
Partner Small Cap Growth	56,785	61,176
Partner Small Cap Value	15,617	22,831
Small Cap Stock	147,150	168,513
Mid Cap Growth	95,644	109,619
Partner Mid Cap Value	48,957	49,378
Mid Cap Stock	127,394	191,277
Partner Worldwide Allocation	177,894	175,254
Large Cap Growth	173,467	197,628
Large Cap Value	228,149	244,366
Large Cap Stock	567,108	710,137
Balanced	78,916	89,202
High Yield	184,848	179,679
Municipal Bond	157,254	114,787
Income	200,781	204,476
Core Bond	59,120	88,332
Government Bond	11,230	3,979
Limited Maturity Bond	124,060	215,876

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$92,125	$81,017
Moderately Aggressive Allocation	313,099	267,605
Moderate Allocation	340,523	267,137
Moderately Conservative Allocation	298,602	242,871
Partner Worldwide Allocation	–	601
Balanced	122,187	116,942
Income	292,835	283,188
Core Bond	513,194	497,200
Government Bond	90,670	88,562
Limited Maturity Bond	362,697	296,022

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 30, 2012, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Balanced	1	0.21%
High Yield	3	1.57%
Municipal Bond	1	0.17%
Income	3	0.62%

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2012

(unaudited)

Fund	Number of Securities	Percent of Fund’s Net Assets
Core Bond	1	0.60%
Limited Maturity Bond	4	0.52%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities (e.g., junk bonds) are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 2012 were as follows:

	Number of Contracts	Premium Amount
Large Cap Stock
Balance at October 31, 2011	80	$40,300
Opened	350	268,261
Closed	(410)	(298,111)
Expired	(20)	(10,450)
Exercised	–	–

Balance at April 30, 2012	–	$–

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price. Pursuant to these procedures, during the six months ended April 30, 2012, the Funds engaged in purchases and sales of securities of $642,921 and $1,016,503, respectively.

(7) RELATED PARTY TRANSACTIONS

As of April 30, 2012, related parties (other than the Thrivent Asset Allocation Funds) held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Growth	942,592	9.2%
Partner Worldwide Allocation	4,722,182	5.9%
Large Cap Growth	3,366,570	5.5%
Core Bond	2,581,278	9.4%
Government Bond	2,413,731	23.1%

As of April 30, 2012, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	7,314,074	14.4%
Moderately Aggressive Allocation	7,826,348	6.7%
Partner Small Cap Value	1,239,023	8.9%
Mid Cap Stock	3,105,586	6.3%
Balanced	4,057,177	25.5%

(8) SUBSEQUENT EVENTS

The Adviser of the Funds has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

		FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$10.70	$0.04	$0.83	$0.87	$(0.05)	$–
Year Ended 10/31/2011	10.35	0.07	0.33	0.40	(0.05)	–
Year Ended 10/31/2010	8.81	0.06	1.55	1.61	(0.07)	–
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)

Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	10.78	0.06	0.84	0.90	(0.09)	–
Year Ended 10/31/2011	10.43	0.11	0.33	0.44	(0.09)	–
Year Ended 10/31/2010	8.87	0.09	1.56	1.65	(0.09)	–
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	10.83	0.08	0.71	0.79	(0.14)	–
Year Ended 10/31/2011	10.65	0.16	0.17	0.33	(0.15)	–
Year Ended 10/31/2010	9.25	0.16	1.39	1.55	(0.15)	–
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	10.92	0.10	0.70	0.80	(0.18)	–
Year Ended 10/31/2011	10.72	0.20	0.18	0.38	(0.18)	–
Year Ended 10/31/2010	9.31	0.20	1.39	1.59	(0.18)	–
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)
MODERATE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	10.80	0.10	0.56	0.66	(0.11)	(0.01)
Year Ended 10/31/2011	10.67	0.22	0.13	0.35	(0.22)	–
Year Ended 10/31/2010	9.46	0.23	1.20	1.43	(0.22)	–
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	10.82	0.12	0.57	0.69	(0.13)	(0.01)
Year Ended 10/31/2011	10.69	0.26	0.13	0.39	(0.26)	–
Year Ended 10/31/2010	9.48	0.26	1.20	1.46	(0.25)	–
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratios to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Industry**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.05)	$11.52	8.03%	$499.6	0.80%	0.67%	0.89%	0.57%	37%
(0.05)	10.70	3.87%	462.1	0.75%	0.64%	0.89%	0.51%	72%
(0.07)	10.35	18.29%	435.5	0.70%	0.57%	0.90%	0.37%	52%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%
(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%

(0.09)	11.59	8.27%	85.7	0.43%	1.03%	0.43%	1.03%	37%
(0.09)	10.78	4.16%	80.0	0.40%	1.01%	0.41%	1.00%	72%
(0.09)	10.43	18.73%	73.7	0.35%	0.94%	0.39%	0.90%	52%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%

(0.14)	11.48	7.23%	1,257.7	0.77%	1.39%	0.77%	1.39%	39%
(0.15)	10.83	3.06%	1,168.6	0.70%	1.44%	0.75%	1.39%	58%
(0.15)	10.65	16.92%	1,085.3	0.62%	1.60%	0.75%	1.47%	39%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%

(0.18)	11.54	7.42%	92.2	0.36%	1.79%	0.36%	1.79%	39%
(0.18)	10.92	3.55%	85.1	0.32%	1.82%	0.33%	1.81%	58%
(0.18)	10.72	17.24%	79.5	0.28%	1.94%	0.31%	1.92%	39%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%

(0.12)	11.34	6.14%	1,291.4	0.71%	1.82%	0.71%	1.82%	39%
(0.22)	10.80	3.27%	1,207.6	0.65%	2.02%	0.68%	1.99%	46%
(0.22)	10.67	15.30%	1,118.6	0.60%	2.28%	0.68%	2.21%	30%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%

(0.14)	11.37	6.32%	64.2	0.34%	2.20%	0.34%	2.20%	39%
(0.26)	10.82	3.62%	59.7	0.30%	2.36%	0.31%	2.35%	46%
(0.25)	10.69	15.64%	50.5	0.27%	2.60%	0.29%	2.58%	30%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$10.75	$0.10	$0.43	$0.53	$(0.11)	$(0.06)
Year Ended 10/31/2011	10.73	0.25	0.02	0.27	(0.25)	–
Year Ended 10/31/2010	9.78	0.27	0.94	1.21	(0.26)	–
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	–
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	10.78	0.12	0.43	0.55	(0.13)	(0.06)
Year Ended 10/31/2011	10.75	0.28	0.03	0.31	(0.28)	–
Year Ended 10/31/2010	9.80	0.29	0.94	1.23	(0.28)	–
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	11.72	(0.06)	1.32	1.26	–	–
Year Ended 10/31/2011	10.81	(0.12)	1.03	0.91	–	–
Year Ended 10/31/2010	8.31	(0.11)	2.61	2.50	–	–
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	–	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	11.99	(0.04)	1.36	1.32	–	–
Year Ended 10/31/2011	11.01	(0.08)	1.06	0.98	–	–
Year Ended 10/31/2010	8.42	(0.07)	2.66	2.59	–	–
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	–
PARTNER SMALL CAP VALUE FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	14.47	0.06	1.45	1.51	(0.01)	(0.16)
Year Ended 10/31/2011	13.72	0.04	0.80	0.84	(0.09)	–
Year Ended 10/31/2010	11.26	0.02	2.47	2.49	(0.03)	–
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	–	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	15.19	0.11	1.52	1.63	(0.10)	(0.16)
Year Ended 10/31/2011	14.39	0.14	0.82	0.96	(0.16)	–
Year Ended 10/31/2010	11.81	0.09	2.59	2.68	(0.10)	–
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.17)	$11.11	4.88%	$604.8	0.74%	1.93%	0.74%	1.93%	59%
(0.25)	10.75	2.49%	559.7	0.64%	2.28%	0.69%	2.23%	46%
(0.26)	10.73	12.53%	503.7	0.58%	2.61%	0.69%	2.50%	29%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%
(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%

(0.19)	11.14	5.15%	26.3	0.38%	2.28%	0.38%	2.28%	59%
(0.28)	10.78	2.88%	22.4	0.33%	2.59%	0.33%	2.59%	46%
(0.28)	10.75	12.78%	21.7	0.32%	2.87%	0.33%	2.86%	29%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%

–	12.98	10.75%	22.0	1.43%	(1.00)%	1.53%	(1.09)%	45%
–	11.72	8.42%	20.0	1.47%	(1.10)%	1.51%	(1.13)%	106%
–	10.81	30.08%	17.3	1.56%	(1.14)%	1.56%	(1.14)%	102%
–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
–	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%

–	13.31	11.01%	113.8	1.05%	(0.62)%	1.05%	(0.62)%	45%
–	11.99	8.90%	104.4	1.05%	(0.67)%	1.05%	(0.67)%	106%
–	11.01	30.76%	95.9	1.09%	(0.67)%	1.09%	(0.67)%	102%
–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%

(0.17)	15.81	10.61%	74.1	1.38%	0.88%	1.39%	0.87%	7%
(0.09)	14.47	6.08%	69.3	1.40%	0.28%	1.40%	0.28%	9%
(0.03)	13.72	22.14%	71.7	1.40%	0.14%	1.47%	0.07%	17%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%

(0.26)	16.56	10.91%	152.7	0.86%	1.40%	0.86%	1.40%	7%
(0.16)	15.19	6.64%	143.4	0.84%	0.84%	0.84%	0.84%	9%
(0.10)	14.39	22.78%	160.7	0.85%	0.70%	0.85%	0.70%	17%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$13.35	$(0.04)	$ 1.14	$ 1.10	$–	$–
Year Ended 10/31/2011	12.56	(0.11)	0.90	0.79	–	–
Year Ended 10/31/2010	10.26	(0.09)	2.39	2.30	–	–
Year Ended 10/31/2009	10.33	–	(0.06)	(0.06)	(0.01)	–
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	–	(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	–	(1.91)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	14.96	0.01	1.27	1.28	–	–
Year Ended 10/31/2011	13.99	0.07	0.90	0.97	–	–
Year Ended 10/31/2010	11.35	0.02	2.62	2.64	–	–
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	–	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	–	(1.91)
MID CAP GROWTH FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	17.67	(0.04)	1.67	1.63	–	(0.15)
Year Ended 10/31/2011	16.62	(0.08)	1.13	1.05	–	–
Year Ended 10/31/2010	12.92	(0.08)	3.78	3.70	–	–
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	–	(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	–	(1.16)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	19.81	0.03	1.86	1.89	–	(0.15)
Year Ended 10/31/2011	18.53	0.05	1.23	1.28	–	–
Year Ended 10/31/2010	14.31	(0.02)	4.24	4.22	–	–
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	–	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	–	(1.16)
PARTNER MID CAP VALUE FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	11.55	0.04	1.07	1.11	(0.05)	–
Year Ended 10/31/2011	11.19	0.05	0.35	0.40	(0.04)	–
Year Ended 10/31/2010	8.97	0.06	2.23	2.29	(0.07)	–
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	11.60	0.06	1.07	1.13	(0.09)	–
Year Ended 10/31/2011	11.23	0.10	0.35	0.45	(0.08)	–
Year Ended 10/31/2010	8.99	0.09	2.24	2.33	(0.09)	–
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$14.45	8.24%	$231.3	1.36%	(0.51)%	1.36%	(0.51)%	58%
–	13.35	6.29%	226.3	1.37%	(0.67)%	1.37%	(0.67)%	99%
–	12.56	22.42%	239.1	1.46%	(0.62)%	1.46%	(0.62)%	203%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%
(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%

–	16.24	8.56%	65.1	0.77%	0.07%	0.77%	0.07%	58%
–	14.96	6.93%	60.3	0.76%	(0.05)%	0.76%	(0.05)%	99%
–	13.99	23.26%	68.6	0.78%	0.05%	0.78%	0.05%	203%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%

(0.15)	19.15	9.35%	249.9	1.06%	(0.37)%	1.06%	(0.37)%	26%
–	17.67	6.32%	238.0	1.07%	(0.35)%	1.07%	(0.35)%	68%
–	16.62	28.64%	241.7	1.18%	(0.51)%	1.18%	(0.51)%	55%
–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%

(0.15)	21.55	9.65%	161.0	0.53%	0.16%	0.53%	0.16%	26%
–	19.81	6.91%	152.8	0.52%	0.21%	0.52%	0.21%	68%
–	18.53	29.49%	147.6	0.53%	0.15%	0.53%	0.15%	55%
–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%

(0.05)	12.61	9.67%	19.3	1.25%	0.62%	1.48%	0.39%	41%
(0.04)	11.55	3.57%	17.8	1.25%	0.45%	1.43%	0.27%	78%
(0.07)	11.19	25.63%	16.6	1.25%	0.60%	1.46%	0.38%	91%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%

(0.09)	12.64	9.86%	109.2	0.91%	0.96%	0.91%	0.96%	41%
(0.08)	11.60	3.94%	100.4	0.90%	0.81%	0.90%	0.81%	78%
(0.09)	11.23	26.07%	104.2	0.93%	0.92%	0.93%	0.92%	91%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$14.30	$(0.01)	$1.19	$1.18	$–	$–
Year Ended 10/31/2011	13.49	(0.02)	0.83	0.81	–	–
Year Ended 10/31/2010	10.89	–	2.60	2.60	–	–
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	–
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	15.43	0.03	1.29	1.32	–	–
Year Ended 10/31/2011	14.53	0.06	0.89	0.95	(0.05)	–
Year Ended 10/31/2010	11.71	0.07	2.79	2.86	(0.04)	–
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	8.30	0.08	0.36	0.44	(0.08)	–
Year Ended 10/31/2011	8.80	0.10	(0.50)	(0.40)	(0.10)	–
Year Ended 10/31/2010	7.70	0.11	1.10	1.21	(0.11)	–
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	–	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	8.34	0.09	0.36	0.45	(0.09)	–
Year Ended 10/31/2011	8.83	0.08	(0.45)	(0.37)	(0.12)	–
Year Ended 10/31/2010	7.72	0.13	1.11	1.24	(0.13)	–
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	–	–
LARGE CAP GROWTH FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	4.92	0.01	0.59	0.60	–	–
Year Ended 10/31/2011	4.80	(0.01)	0.13	0.12	–	–
Year Ended 10/31/2010	4.26	(0.01)	0.56	0.55	(0.01)	–
Year Ended 10/31/2009	3.69	–	0.57	0.57	–	–
Year Ended 10/31/2008	6.52	–	(2.40)	(2.40)	–	(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	–	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	5.28	0.02	0.63	0.65	–	–
Year Ended 10/31/2011	5.13	0.01	0.14	0.15	–	–
Year Ended 10/31/2010	4.54	0.01	0.60	0.61	(0.02)	–
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 29, 2008.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$15.48	8.25%	$550.2	1.20%	(0.12)%	1.20%	(0.12)%	17%
–	14.30	6.00%	538.7	1.20%	(0.15)%	1.20%	(0.15)%	35%
–	13.49	23.88%	571.1	1.25%	0.01%	1.25%	0.01%	69%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%
(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%

–	16.75	8.55%	228.4	0.72%	0.35%	0.72%	0.35%	17%
(0.05)	15.43	6.51%	215.6	0.71%	0.33%	0.71%	0.33%	35%
(0.04)	14.53	24.50%	216.6	0.73%	0.55%	0.73%	0.55%	69%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%

(0.08)	8.66	5.35%	181.3	1.30%	1.86%	1.62%	1.54%	27%
(0.10)	8.30	(4.60)%	179.9	1.30%	1.86%	1.61%	1.55%	101%
(0.11)	8.80	15.88%	35.3	1.30%	1.61%	1.64%	1.27%	88%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
–	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%

(0.09)	8.70	5.49%	508.8	0.99%	2.20%	0.99%	2.20%	27%
(0.12)	8.34	(4.24)%	478.0	1.00%	2.16%	1.06%	2.10%	101%
(0.13)	8.83	16.26%	219.2	0.99%	1.95%	1.19%	1.75%	88%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%
–	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

–	5.52	12.20%	127.2	1.20%	0.25%	1.54%	(0.09)%	54%
–	4.92	2.50%	117.7	1.20%	(0.23)%	1.56%	(0.59)%	249%
(0.01)	4.80	12.94%	121.3	1.19%	(0.22)%	1.64%	(0.66)%	232%
–	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
–	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%

–	5.93	12.32%	228.5	0.83%	0.63%	0.83%	0.63%	54%
–	5.28	2.92%	204.3	0.83%	0.14%	0.83%	0.14%	249%
(0.02)	5.13	13.52%	200.0	0.84%	0.13%	0.84%	0.13%	232%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP VALUE FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$12.94	$0.11	$ 1.33	$ 1.44	$(0.17)	$–
Year Ended 10/31/2011	12.61	0.19	0.26	0.45	(0.12)	–
Year Ended 10/31/2010	11.55	0.13	1.07	1.20	(0.14)	–
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	13.04	0.14	1.35	1.49	(0.25)	–
Year Ended 10/31/2011	12.71	0.24	0.28	0.52	(0.19)	–
Year Ended 10/31/2010	11.64	0.18	1.10	1.28	(0.21)	–
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)
LARGE CAP STOCK FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	21.30	0.11	2.20	2.31	(0.15)	–
Year Ended 10/31/2011	20.87	0.13	0.37	0.50	(0.07)	–
Year Ended 10/31/2010	18.87	0.06	2.04	2.10	(0.10)	–
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	21.48	0.17	2.19	2.36	(0.26)	–
Year Ended 10/31/2011	21.05	0.24	0.38	0.62	(0.19)	–
Year Ended 10/31/2010	19.02	0.15	2.09	2.24	(0.21)	–
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)
BALANCED FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	12.11	0.07	0.88	0.95	(0.06)	(0.31)
Year Ended 10/31/2011	11.68	0.16	0.42	0.58	(0.15)	–
Year Ended 10/31/2010	10.20	0.15	1.48	1.63	(0.15)	–
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	–
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	12.09	0.10	0.88	0.98	(0.09)	(0.31)
Year Ended 10/31/2011	11.66	0.21	0.43	0.64	(0.21)	–
Year Ended 10/31/2010	10.19	0.20	1.47	1.67	(0.20)	–
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.17)	$14.21	11.29%	$173.0	1.06%	1.46%	1.06%	1.46%	43%
(0.12)	12.94	3.49%	164.5	1.06%	1.22%	1.06%	1.22%	74%
(0.14)	12.61	10.45%	176.0	1.10%	0.91%	1.10%	0.91%	115%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%

(0.25)	14.28	11.62%	393.8	0.53%	1.98%	0.53%	1.98%	43%
(0.19)	13.04	4.03%	356.0	0.52%	1.76%	0.52%	1.76%	74%
(0.21)	12.71	11.09%	331.2	0.53%	1.46%	0.53%	1.46%	115%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%

(0.15)	23.46	10.90%	1,449.2	1.12%	0.94%	1.12%	0.94%	37%
(0.07)	21.30	2.39%	1,393.5	1.11%	0.56%	1.11%	0.56%	146%
(0.10)	20.87	11.16%	1,549.4	1.13%	0.29%	1.13%	0.29%	185%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%
(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%

(0.26)	23.58	11.14%	169.8	0.62%	1.43%	0.62%	1.43%	37%
(0.19)	21.48	2.89%	170.2	0.60%	1.06%	0.60%	1.06%	146%
(0.21)	21.05	11.80%	176.4	0.61%	0.81%	0.61%	0.81%	185%
(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%

(0.37)	12.69	8.18%	146.7	1.14%	1.18%	1.14%	1.18%	103%
(0.15)	12.11	4.98%	141.0	1.12%	1.25%	1.13%	1.24%	211%
(0.15)	11.68	16.04%	148.9	1.17%	1.30%	1.17%	1.30%	219%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%
(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%

(0.40)	12.67	8.44%	54.8	0.67%	1.65%	0.67%	1.65%	103%
(0.21)	12.09	5.50%	52.7	0.65%	1.73%	0.65%	1.72%	211%
(0.20)	11.66	16.55%	56.6	0.67%	1.80%	0.67%	1.80%	219%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
HIGH YIELD FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$4.71	$0.17	$0.18	$0.35	$(0.17)	$–
Year Ended 10/31/2011	4.86	0.36	(0.15)	0.21	(0.36)	–
Year Ended 10/31/2010	4.47	0.37	0.39	0.76	(0.37)	–
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	–
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	4.72	0.18	0.17	0.35	(0.18)	–
Year Ended 10/31/2011	4.86	0.38	(0.14)	0.24	(0.38)	–
Year Ended 10/31/2010	4.47	0.39	0.38	0.77	(0.38)	–
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	–
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	–
MUNICIPAL BOND FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	11.30	0.22	0.43	0.65	(0.22)	–
Year Ended 10/31/2011	11.42	0.46	(0.10)	0.36	(0.46)	(0.02)
Year Ended 10/31/2010	11.15	0.47	0.27	0.74	(0.47)	–
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	–
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	11.30	0.24	0.43	0.67	(0.24)	–
Year Ended 10/31/2011	11.42	0.49	(0.10)	0.39	(0.49)	(0.02)
Year Ended 10/31/2010	11.15	0.50	0.27	0.77	(0.50)	–
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	–
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	–
INCOME FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	8.77	0.17	0.24	0.41	(0.17)	–
Year Ended 10/31/2011	8.80	0.38	(0.03)	0.35	(0.38)	–
Year Ended 10/31/2010	8.12	0.40	0.68	1.08	(0.40)	–
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	–
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	–
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	8.76	0.19	0.25	0.44	(0.19)	–
Year Ended 10/31/2011	8.79	0.42	(0.03)	0.39	(0.42)	–
Year Ended 10/31/2010	8.12	0.44	0.67	1.11	(0.44)	–
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	–
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.17)	$4.89	7.62%	$476.9	0.84%	7.32%	0.84%	7.32%	27%
(0.36)	4.71	4.37%	445.3	0.84%	7.43%	0.84%	7.43%	63%
(0.37)	4.86	17.65%	448.1	0.86%	7.96%	0.86%	7.96%	83%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%
(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%

(0.18)	4.89	7.59%	261.6	0.48%	7.69%	0.48%	7.69%	27%
(0.38)	4.72	4.98%	243.4	0.47%	7.80%	0.47%	7.80%	63%
(0.38)	4.86	18.12%	254.6	0.46%	8.36%	0.46%	8.36%	83%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%

(0.22)	11.73	5.82%	1,447.4	0.75%	3.88%	0.75%	3.88%	8%
(0.48)	11.30	3.39%	1,339.6	0.76%	4.19%	0.76%	4.19%	8%
(0.47)	11.42	6.79%	1,384.5	0.76%	4.20%	0.76%	4.20%	9%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%

(0.24)	11.73	5.95%	101.8	0.49%	4.14%	0.49%	4.14%	8%
(0.51)	11.30	3.67%	86.5	0.49%	4.46%	0.49%	4.46%	8%
(0.50)	11.42	7.08%	95.3	0.50%	4.46%	0.50%	4.46%	9%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%

(0.17)	9.01	4.72%	414.6	0.79%	3.90%	0.79%	3.90%	61%
(0.38)	8.77	4.11%	397.9	0.79%	4.38%	0.79%	4.38%	138%
(0.40)	8.80	13.66%	405.1	0.80%	4.81%	0.81%	4.80%	146%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%
(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%

(0.19)	9.01	5.04%	420.0	0.40%	4.30%	0.40%	4.30%	61%
(0.42)	8.76	4.52%	401.1	0.39%	4.78%	0.39%	4.77%	138%
(0.44)	8.79	13.99%	370.7	0.39%	5.23%	0.40%	5.22%	146%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CORE BOND FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$10.19	$0.15	$0.19	$0.34	$(0.14)	$–
Year Ended 10/31/2011	10.11	0.37	0.08	0.45	(0.37)	–
Year Ended 10/31/2010	9.36	0.39	0.75	1.14	(0.39)	–
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	–
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	10.19	0.17	0.19	0.36	(0.16)	–
Year Ended 10/31/2011	10.11	0.40	0.08	0.48	(0.40)	–
Year Ended 10/31/2010	9.36	0.43	0.74	1.17	(0.42)	–
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	–
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	–
GOVERNMENT BOND FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	10.69	0.06	0.17	0.23	(0.06)	(0.25)
Year Ended 10/31/2011	10.56	0.19	0.21	0.40	(0.19)	(0.08)
Year Ended 10/31/2010 (c)	10.00	0.11	0.56	0.67	(0.11)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	10.69	0.08	0.17	0.25	(0.08)	(0.25)
Year Ended 10/31/2011	10.57	0.23	0.20	0.43	(0.23)	(0.08)
Year Ended 10/31/2010 (c)	10.00	0.13	0.57	0.70	(0.13)	–
LIMITED MATURITY BOND FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	12.41	0.10	0.09	0.19	(0.10)	–
Year Ended 10/31/2011	12.58	0.28	(0.17)	0.11	(0.28)	–
Year Ended 10/31/2010	12.24	0.38	0.34	0.72	(0.38)	–
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	–
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	–
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	12.40	0.12	0.10	0.22	(0.12)	–
Year Ended 10/31/2011	12.58	0.31	(0.18)	0.13	(0.31)	–
Year Ended 10/31/2010	12.23	0.42	0.34	0.76	(0.41)	–
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	–
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 26, 2010.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.14)	$10.39	3.38%	$240.2	0.85%	2.94%	0.96%	2.83%	181%
(0.37)	10.19	4.53%	236.3	0.85%	3.64%	0.95%	3.54%	333%
(0.39)	10.11	12.42%	245.0	0.86%	4.08%	0.97%	3.96%	307%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%
(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%

(0.16)	10.39	3.55%	46.2	0.53%	3.26%	0.54%	3.24%	181%
(0.40)	10.19	4.88%	56.5	0.52%	3.97%	0.53%	3.95%	333%
(0.42)	10.11	12.79%	50.1	0.53%	4.42%	0.55%	4.40%	307%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%

(0.31)	10.61	2.16%	12.0	0.90%	1.16%	1.01%	1.05%	90%
(0.27)	10.69	3.99%	7.3	0.92%	1.82%	1.00%	1.74%	183%
(0.11)	10.56	6.73%	5.9	0.87%	1.61%	0.87%	1.61%	146%

(0.33)	10.61	2.33%	99.0	0.56%	1.50%	0.56%	1.50%	90%
(0.31)	10.69	4.25%	94.6	0.57%	2.18%	0.57%	2.18%	183%
(0.13)	10.57	7.04%	105.6	0.60%	1.94%	0.60%	1.94%	146%

(0.10)	12.50	1.53%	363.5	0.61%	1.66%	0.62%	1.66%	53%
(0.28)	12.41	0.87%	344.8	0.61%	2.20%	0.61%	2.19%	109%
(0.38)	12.58	5.97%	272.7	0.64%	3.09%	0.64%	3.09%	131%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%
(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%

(0.12)	12.50	1.75%	549.4	0.35%	1.92%	0.36%	1.92%	53%
(0.31)	12.40	1.05%	584.7	0.35%	2.45%	0.36%	2.45%	109%
(0.41)	12.58	6.35%	530.8	0.36%	3.38%	0.37%	3.38%	131%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MONEY MARKET FUND
Class A Shares
Period Ended 4/30/2012 (unaudited)	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Institutional Class Shares
Period Ended 4/30/2012 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.00%	$538.2	0.32%	0.00%	0.95%	(0.63)%	N/A
–	1.00	0.00%	587.9	0.30%	0.00%	0.93%	(0.63)%	N/A
–	1.00	0.00%	717.0	0.30%	0.00%	0.88%	(0.57)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A

–	1.00	0.00%	11.8	0.32%	0.00%	0.58%	(0.26)%	N/A
–	1.00	0.00%	11.6	0.30%	0.00%	0.56%	(0.27)%	N/A
–	1.00	0.00%	14.5	0.30%	0.00%	0.52%	(0.22)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”).

At its meeting on November 29, 2011, the Board voted unanimously to renew the existing Investment Advisory Agreement between the Trust and Thrivent Asset Management (the “Adviser”) for each series (each, a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The advisory fee and net operating expense ratio of each Fund compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Funds grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders;

7.	Other benefits realized by the Adviser from its relationship with the Trust; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees) met on six occasions from March 8 to November 29, 2011 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of each of the Funds in comparison to a peer group of comparable funds; detailed information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, changes in staff and systems improvements. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Additional Information

(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Trust. The Independent Trustees also met in-person with and received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of portfolio managers, research analysts, and other personnel, and investment in additional and updated technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Adviser also discussed improved risk controls. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2011, the Board noted the average ranking of the Funds against their Lipper categories was 48% (with 1% being the best) and that 60% of the Funds performed in the top two quartiles. The Board concluded that the performance of each individual Fund was either satisfactory compared to its peer group or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that the majority of the Funds’ advisory fees were at or below the medians of their peer groups. More specifically, the Board observed that 76.7% of the Funds comprising 73.7% of the Trust’s assets had gross advisory fees below their peer group medians. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 86.7% of the Funds, representing 82.3% of total Trust assets, had effective advisory fees at or below their peer group medians. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were not excessive.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group. The Board noted that 88.5% of the Funds had net operating expenses at or below the median of their peer groups.

Additional Information

(unaudited)

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Trust, including, among other things, research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Thrivent Mutual Funds

Supplements to Prospectus dated February 28, 2012

With respect to

Thrivent Partner Worldwide Allocation Fund

Class A Shares and Institutional Class Shares

The summary sections of the prospectuses for Thrivent Partner Worldwide Allocation Fund (the “Fund”) are amended, effective July 27, 2012. The last paragraph of the “Principal Strategies” section of each Fund prospectus is deleted in its entirety and replaced with the following:

Principal Global Investors, LLC manages the international large-cap growth assets. Mercator Asset Management, LP manages the international large-cap value assets but also manages, to a lesser extent, emerging markets equity assets. Aberdeen Asset Managers Limited and DuPont Capital Management Corporation also manage the emerging markets equity assets. Victory Capital Management Inc. manages the international small- and mid-cap assets. Goldman Sachs Asset Management, L.P. manages the emerging markets debt assets. The Adviser manages the assets allocated to U.S. securities.

The “Investment Adviser(s)” paragraph is also amended to add DuPont Capital Management Corporation as an additional sub-adviser that Thrivent Asset Management, LLC has engaged to manage a portion of the Fund’s assets.

In addition, the “Portfolio Manager(s)” paragraph is also amended to add the following sentence:

Rafi U. Zaman, CFA has served as portfolio manager for the portion of the Fund managed by DuPont Capital since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, at DuPont Capital and has oversight for all Global Equity strategies at the firm. He joined DuPont Capital in 1998.

The non-summary sections of the prospectuses for the Fund are also amended, effective July 27, 2012. The following paragraph is added after the last full paragraph of page 92 of each prospectus:

The investment focus for DuPont Capital Management Corporation (“DuPont Capital”), one of the Fund’s subadvisers, is emerging markets equity assets. DuPont Capital seeks to identify emerging market companies trading at a discount relative to such companies’ estimated normalized earning potential by using in-depth fundamental analysis combined with top-down country-risk assessment. It attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below-average risk relative to the broader emerging market equity universe.

The “Portfolio Management” section, which is underneath the “Management, Organization and Capital Structure” heading, with respect to the Fund is also revised. The first paragraph underneath “Thrivent Partner Worldwide Allocation Fund” is deleted in its entirety and replaced with the following:

Thrivent Asset Mgt. has engaged Mercator Asset Management, LP (“Mercator”), 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486; Principal Global Investors, LLC (“Principal”), 801 Grand Avenue, Des Moines, Iowa 50392; Aberdeen Asset Managers Limited (“Aberdeen”), 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG; DuPont Capital Management Corporation (“DuPont Capital”), One Righter Parkway, Suite 3200, Wilmington, Delaware 19803; Victory Capital Management Inc. (“Victory”), 127 Public Square, Cleveland, OH 44114; and Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282-2198, as investment subadvisers for Thrivent Partner Worldwide Allocation Fund.

In addition, the following paragraph is added after the fourth paragraph underneath “Thrivent Partner Worldwide Allocation Fund”:

DuPont Capital is a wholly owned subsidiary of the E. I. du Pont de Nemours and Company and is an independent registered investment adviser with a broadly diversified product offering. It was established in 1975 and became an SEC-registered investment adviser in 1993. As of December 31, 2011, DuPont Capital managed approximately $25.9 billion in assets, including separate accounts and mutual funds. Rafi U. Zaman, CFA has served as portfolio manager for the portion of the Fund managed by DuPont Capital since 2012. He is the Managing Director and Senior Portfolio Manager, Global Equities, at DuPont Capital and has oversight for all Global Equity strategies at the firm. He joined DuPont Capital in 1998.

The date of this Supplement is June 28, 2012.

Please include this Supplement with your Prospectus.

Thrivent Investment Management

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Secuties offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

23459SAR R6-12

Item 2.	Code of Ethics
Not applicable to semiannual report

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Item 11.	Controls and Procedures

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(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 26, 2012	THRIVENT MUTUAL FUNDS

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 26, 2012	By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Date: June 26, 2012	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer